UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3218
                                   ------------


                AXP Variable Portfolio - Investment Series, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    2/28
                         --------------

Semiannual Report
                                                           RiverSource[LOGO](SM)
                                                                Investments

RIVERSOURCE(SM)
VARIABLE PORTFOLIO FUNDS

--------------------------------------------------------------------------------
SEMIANNUAL REPORT
FOR THE PERIOD ENDED FEB. 28, 2006
--------------------------------------------------------------------------------

References to "Fund" throughout this semiannual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Variable Portfolio - Balanced Fund

RiverSource Variable Portfolio - Cash Management Fund

RiverSource Variable Portfolio - Core Bond Fund

RiverSource Variable Portfolio - Diversified Bond Fund

RiverSource Variable Portfolio - Diversified Equity Income Fund

RiverSource Variable Portfolio - Emerging Markets Fund

RiverSource Variable Portfolio - Global Bond Fund

RiverSource Variable Portfolio - Global Inflation Protected Securities Fund

RiverSource Variable Portfolio - Growth Fund

RiverSource Variable Portfolio - High Yield Bond Fund

RiverSource Variable Portfolio - Income Opportunities Fund

RiverSource Variable Portfolio - International Opportunity Fund

RiverSource Variable Portfolio - Large Cap Equity Fund

RiverSource Variable Portfolio - Large Cap Value Fund

RiverSource Variable Portfolio - Mid Cap Growth Fund

RiverSource Variable Portfolio - Mid Cap Value Fund

RiverSourceSM Variable Portfolio - New Dimensions Fund(R)

RiverSource Variable Portfolio - S&P 500 Index Fund

RiverSource Variable Portfolio - Select Value Fund

RiverSource Variable Portfolio - Short Duration U.S. Government Fund

RiverSource Variable Portfolio - Small Cap Advantage Fund

RiverSource Variable Portfolio - Small Cap Value Fund

RiverSource Variable Portfolio - Strategy Aggressive Fund

As of Oct. 1, 2005, the RiverSource brand replaced "American Express(R)" and "AXP(R)" in the name of the American Express Variable Portfolio Funds. In addition to the brand name change, the following funds changed their names: AXP Variable Portfolio - Equity Select Fund changed its name to RiverSource Variable Portfolio - Mid Cap Growth Fund, AXP Variable Portfolio - Managed Fund changed its name to RiverSource Variable Portfolio - Balanced Fund, AXP Variable Portfolio - Partners Select Value Fund changed its name to RiverSource Variable Portfolio - Select Value Fund, AXP Variable Portfolio - Partners Small Cap Value Fund changed its name to RiverSource Variable Portfolio - Small Cap Value Fund, AXP Variable Portfolio - Threadneedle Emerging Markets Fund changed its name to RiverSource Variable Portfolio - Emerging Markets Fund and AXP Variable Portfolio - Threadneedle International Fund changed its name to RiverSource Variable Portfolio - International Opportunity Fund.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

RIVERSOURCE VP - BALANCED FUND
Portfolio Management Q&A ..............................................     3
The Ten Largest Holdings ..............................................     5
RIVERSOURCE VP - CASH MANAGEMENT FUND
Portfolio Management Q&A ..............................................     6
RIVERSOURCE VP - CORE BOND FUND
Portfolio Management Q&A ..............................................     8
The Ten Largest Holdings ..............................................    10
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Portfolio Management Q&A ..............................................    11
The Ten Largest Holdings ..............................................    13
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A ..............................................    14
The Ten Largest Holdings ..............................................    15
RIVERSOURCE VP - EMERGING MARKETS FUND
Portfolio Management Q&A ..............................................    16
The Ten Largest Holdings ..............................................    18
RIVERSOURCE VP - GLOBAL BOND FUND
Portfolio Management Q&A ..............................................    19
The Ten Largest Holdings ..............................................    21
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
Portfolio Management Q&A ..............................................    22
RIVERSOURCE VP - GROWTH FUND
Portfolio Management Q&A ..............................................    24
The Ten Largest Holdings ..............................................    25
RIVERSOURCE VP - HIGH YIELD BOND FUND
Portfolio Management Q&A ..............................................    26
The Ten Largest Holdings ..............................................    27
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Portfolio Management Q&A ..............................................    28
The Ten Largest Holdings ..............................................    29
RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Portfolio Management Q&A ..............................................    30
The Ten Largest Holdings ..............................................    32
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Portfolio Management Q&A ..............................................    33
The Ten Largest Holdings ..............................................    34
RIVERSOURCE VP - LARGE CAP VALUE FUND
Portfolio Management Q&A ..............................................    35
The Ten Largest Holdings ..............................................    36
RIVERSOURCE VP - MID CAP GROWTH FUND
Portfolio Management Q&A ..............................................    37
The Ten Largest Holdings ..............................................    39
RIVERSOURCE VP - MID CAP VALUE FUND
Portfolio Management Q&A ..............................................    40
The Ten Largest Holdings ..............................................    41
RIVERSOURCE VP - NEW DIMENSIONS FUND
Portfolio Management Q&A ..............................................    42
The Ten Largest Holdings ..............................................    44
RIVERSOURCE VP - S&P 500 INDEX FUND
Portfolio Management Q&A ..............................................    45
The Ten Largest Holdings ..............................................    47
RIVERSOURCE VP - SELECT VALUE FUND
Portfolio Management Q&A ..............................................    48
The Ten Largest Holdings ..............................................    49
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Portfolio Management Q&A ..............................................    50
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A ..............................................    52
The Ten Largest Holdings ..............................................    54
RIVERSOURCE VP - SMALL CAP VALUE FUND
Portfolio Management Q&A ..............................................    55
The Ten Largest Holdings ..............................................    58
RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND
Portfolio Management Q&A ..............................................    59
The Ten Largest Holdings ..............................................    60
FINANCIAL STATEMENTS ..................................................    61
NOTES TO FINANCIAL STATEMENTS .........................................    83
INVESTMENTS IN SECURITIES .............................................   114
FUND EXPENSES EXAMPLES ................................................   213
APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT ..................   219
PROXY VOTING ..........................................................   221
RESULTS OF MEETING OF SHAREHOLDERS ....................................   222


--------------------------------------------------------------------------------
2   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource Variable Portfolio (VP) - Balanced Fund (formerly AXP VP - Managed
Fund)

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q:    How did RiverSource VP - Balanced Fund perform for the semiannual period?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, advanced 4.00% for the six months ended Feb. 28, 2006. The Russell 1000(R) Value Index (Russell Index) returned 7.33%, while the Standard & Poor's 500 Index (S&P 500) rose 5.93%, and the Lehman Brothers Aggregate Bond Index (Lehman Index) declined 0.11% over the same period. The Fund slightly lagged its peer group, represented by the Lipper Balanced Funds Index, which returned 4.41%. The Blended Index (made up of 60% Russell 1000 Value Index and 40% Lehman Index) returned 4.33% for the semiannual period.

      The Fund's portfolio was approximately two-thirds in equities and one-third in fixed income securities, an allocation that was relatively unchanged during the period.

Q:    What factors had a significant effect on equity performance?

A: The stock market advanced strongly during the period, with value stocks generally outperforming their growth-oriented peers. Large-cap stocks performed well, but lagged smaller and medium-sized companies. During the period, the Fund's results were modestly disappointing as the Fund participated in the market rally, but trailed the very strong gains of the Russell Index.

      The portfolio's equity sector allocations added to performance, but were offset by weaker stock selection. Stock selection in the financial and energy sectors added to performance, while selection among industrials and technology stocks detracted.

      In terms of equity sector allocations, a larger-than-Russell Index weighting in the strong performing technology sector and a lower-than-Russell Index weighting in utilities added to performance. A lower-than-Russell Index position in financials was disadvantageous.

      Individual contributors included larger-than-Russell Index positions in ACE, MEMC Electronic Materials, Nokia, Lockheed Martin and Weatherford International. Insurance company ACE benefited from firmer pricing in the insurance industry that followed the spate of natural disasters in 2005. MEMC Electronic Materials supplies wafers to semi-conductor device manufacturers. Because of a tight supply/demand balance for polisilicon, a component of the wafers, we anticipated that the company's earnings growth would be strong. Cell phone maker Nokia advanced on both improving margins and its recovery of global market share. Defense contractor Lockheed Martin advanced on a re-ignition of confidence in defense spending. Energy service company Weatherford International has benefited along with other energy services stocks as rising energy prices have been a catalyst for more aggressive oil and natural gas exploration.

      Detractors from performance included larger-than-Russell Index positions in Spectrum Brands and Vodafone Group. Spectrum Brands, a maker of batteries, fertilizers and other

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Balanced Fund                                          +4.00%
Russell 1000(R) Value Index(1) (unmanaged)                              +7.33%
S&P 500 Index(2) (unmanaged)                                            +5.93%
Lehman Brothers Aggregate Bond Index(3) (unmanaged)                     -0.11%
Blended Index(4) (unmanaged)                                            +4.33%
Lipper Balanced Funds Index(5)                                          +4.41%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.

(5) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT   3
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

      consumer products, had disappointing earnings, partly due to higher raw material costs the company could not pass on to its customers. Vodafone Group is a more mature telecommunications story, but the stock price has been so beaten down that the valuation was attractive to us. The company has modestly disappointed investors over the last six months but, in our view, has a good long-term growth story.

      In addition, not owning Goldman Sachs and Burlington Northern and having a lower-than-Russell Index position in Prudential Financial also detracted. Goldman Sachs advanced strongly on its exceptional earnings results. Burlington Northern has benefited from a domestic economy where transportation has been stronger than expected. Prudential's stock price was quite low at the beginning of the period and recovered strongly in September. However, since then, the stock price has been range bound, or fluctuating between two prices.

Q: What factors significantly affected the fixed income portion of the Fund during the period?

A: Over the course of the period, interest rates rose sharply, particularly for bonds with shorter maturities, and the resulting bond price declines overshadowed the return from bond coupons. Interest rates rose largely due to continued policy tightening by the Federal Reserve Board (the Fed) and signs of stronger economic growth in the U.S. Counterbalancing these unfavorable developments, core inflation remained muted, foreign demand for U.S. dollar assets remained extremely strong and the Fed's policy statements appeared to open the door for a pause or end to its rate hikes. The bond portion of the Fund slightly outperformed its fixed income benchmark, the Lehman Index.

      As interest rates rose, the Fund benefited from a below-Lehman Index duration or interest rate sensitivity. Larger-than-Lehman Index positions in collateralized mortgage-backed securities and asset-backed securities were also beneficial as this group outperformed Treasuries. An allocation to high yield bonds and strong performance from the portfolio's individual high yield bonds also added to performance. Tactical changes in the mortgage weighting were effective as the portfolio benefited from a smaller-than-Lehman Index position early in the period and from a shift to a larger-than-Lehman Index position near the end of 2005.

      The portfolio's small position in bonds denominated in foreign currency, hampered performance as the dollar gained against both the euro and the British pound. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. Also disadvantageous was the Fund's defensive positioning in the mortgage sector, which included holdings of higher coupon mortgages and adjustable rate mortgages.

Q:    What changes did you make to the equity segment during the period?

A: Within the equity segment, we increased the portfolio's health care exposure, primarily due to individual stocks identified by our bottom-up analysis. Some large-cap pharmaceutical firms became very inexpensive and a stream of negative news flow began to stabilize. This increased our confidence in adding to the health care position.

      We added to technology as large-cap technology companies became relatively inexpensive. Many are experiencing a maturation of their business models, but we consider them inexpensive even in that context. We decreased the portfolio's consumer staples allocation as several consumer products companies performed well and became a little too expensive, in our opinion.

Q:    What changes did you make to the fixed income segment during the period?

A: Toward the end of the period, we shifted the portfolio's duration to be less than the duration of the Lehman Index, thus reducing the Fund's defensive interest rate positioning. Looking more closely at the Fund's positioning, we increased our focus on bonds in the 2-year segment of the maturity spectrum because this part of the yield curve became more attractive to us. We kept a below-Lehman Index position in 10-year Treasury Notes and had a modestly larger-than-Lehman Index position in the longest term securities, those with maturities of 25 to 30 years.

      We eliminated the Fund's holdings of U.S. Treasury Inflation-Indexed Bonds because the position reached our price target. We shifted from a smaller-to a larger-than-Lehman Index position in mortgage-backed securities as valuations improved. However, we remained defensively positioned within the mortgage sector, emphasizing adjustable rate mortgages, structured bonds and mortgages with coupons that are higher than current mortgage rates.

      We reduced the Fund's corporate bond position, which was already below that of the Lehman Index. We still favor high-quality securities like collateralized mortgage-backed securities and asset backed securities, areas where the Fund has been overweight, compared to the Lehman Index, for some time. We maintain modest positions in non-dollar bonds and high yield corporate bonds. Within the high yield segment, we emphasized BB-rated securities and bonds that, in our view, have fundamentals equivalent to investment-grade bonds, which are rated more highly and carry less risk.

Q:    How do you plan to manage the Fund in the coming months?

A: We believe that elevated valuations on global equities, the late stage of the economic expansion, the geopolitical environment and potential weakness in consumer spending support more cautious equity positioning. To summarize key


--------------------------------------------------------------------------------
4   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

      themes within the equity segment of the portfolio, we are looking for companies that are less dependent on the economy. In addition, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. As a result, the portfolio's average market capitalization is higher than normal for us. The portfolio has a greater emphasis on quality companies than it might normally have. We are also striving to keep valuations relatively low as a risk control measure. At the same time, there is currently very little valuation difference between traditional value stocks and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the equity segment currently has a bit more of a growth tilt.

      From a fixed income viewpoint, we think a combination of solid economic growth and increased inflation will push the Fed to raise short-term interest rates higher than what is implied by prevailing bond yields. We believe fears of an impending recession are overblown and generally not supported by recent economic data. Indeed, though we think the Fed is likely to pause when the Fed funds rate reaches 5% or so, we believe the economy will continue to expand at a brisk pace for the first three quarters of 2006. Strong economic growth and very little excess productivity in businesses are likely to revive inflation pressures, in turn putting upward pressure on longer term interest rates. Consequently, in the fixed income segment, we have kept duration less than the Lehman Index to guard against the impact of higher interest rates.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                              +4.00%
1 year                                                                 +5.72%
3 years                                                               +12.91%
5 years                                                                +3.04%
10 years                                                               +6.89%
Since inception (4/30/86)                                              +9.02%

at March 31, 2006

6 months*                                                              +4.40%
1 year                                                                 +8.07%
3 years                                                               +12.98%
5 years                                                                +4.15%
10 years                                                               +6.95%
Since inception (4/30/86)                                              +9.01%

*     Not annualized.

--------------------------------------------------------------------------------
ASSET ALLOCATION & SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

STOCKS                                                                  61.6%
Financials                                                              18.7%
Energy                                                                   7.7%
Information Technology                                                   6.3%
Industrials                                                              5.7%
Consumer Discretionary                                                   5.4%
Health Care                                                              4.8%
Consumer Staples                                                         4.4%
Telecommunication Services                                               4.4%
Utilities                                                                2.2%
Materials                                                                2.0%

BONDS                                                                   35.6%
Mortgage-Backed                                                         14.8%
U.S. Government Obligations & Agencies                                  10.0%
Corporate Bonds**                                                        5.7%
Commercial Mortgage-Backed                                               3.7%
Asset-Backed                                                             0.8%
Foreign Government                                                       0.6%

CASH EQUIVALENTS
Short-Term Securities***                                                 2.8%

  * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

 ** Includes 1.6% Telecommunication, 1.0% Consumer Discretionary, 1.0% Utilities, 0.8% Financials, 0.5% Consumer Staples, 0.4% Health Care, 0.2% Industrials, 0.1% Energy and 0.1% Materials.

*** Of the 2.8%, 1.5% is due to security lending activity and 1.3% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Exxon Mobil                                     2.6%             $ 61,092,799
Bank of America                                 2.5                59,446,588
Citigroup                                       2.0                47,550,720
American Intl Group                             1.8                42,198,389
Pfizer                                          1.7                39,723,603
U.S. Treasury 6.25% 2023                        1.5                35,659,484
Altria Group                                    1.4                32,966,510
Verizon Communications                          1.3                30,140,135
ConocoPhillips                                  1.3                30,097,415
Wells Fargo & Co                                1.2                28,618,562

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 17.3%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT   5
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Cash Management Fund (formerly AXP VP - Cash Management Fund)

Below is the discussion of RiverSource VP - Cash Management Fund's results and positioning for the six months ended Feb. 28, 2006.

Q: How did RiverSource VP - Cash Management Fund perform for the six months ended Feb. 28, 2006?

A: RiverSource VP - Cash Management Fund returned 1.71% for the semiannual period. The Fund's annualized simple yield was 3.89% and its annualized compound yield was 3.97% for the seven-day period ended Feb. 28, 2006.* The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

Q:    What factors significantly affected the Fund's performance?

A: Ongoing interest rate hikes by the Federal Reserve Board (the Fed), along with market reaction to the Fed's statements and to economic data releases, continued to have the most impact on the Fund's performance. The Fed raised its targeted federal funds rate, an interest rate that affects short-term rates, four more times during the six months, bringing it to 4.50% as of Feb. 28, 2006. Money market yields moved correspondingly higher in response to each of the four 0.25% increases in the targeted federal funds rate.

      While concern about whether the Fed would continue its "measured" pace of rate increases was always present in the market, debate as to when and at what level the Fed might stop raising rates intensified over the course of the semiannual period. We had anticipated a continuation of the Fed's rate tightening cycle given the generally positive economic backdrop and had positioned the Fund for a rising interest rate environment. Thus, our overall strategy remained largely in place.

      Tactically, we managed the Fund's portfolio using a somewhat bulleted strategy, whereby a particular segment of the money market yield curve was emphasized. For much of the period, we focused on purchasing securities with one-to-three month maturities and generally avoided purchasing securities that offered a fixed yield for more than three months. This was because, in our view, near-term cash pricing remained fair, but the market was pricing longer-term securities based on an assumption that the Fed would end its long series of interest rate increases before we anticipated it would. That scenario changed near the end of the period with the retirement of Fed chairman Alan Greenspan at the end of January and new chairman Ben Bernanke being sworn in on February 1. The future direction of Fed policy -- and hence money market interest rates -- became more uncertain. As money market securities pricing shifted to anticipate the Fed continuing to raise rates beyond our near-term expectations, we then focused more on longer-maturity securities for the Fund's portfolio in order to lock in higher yields. In all, we kept the Fund's weighted average maturity in the 35-to-40 day range over most of the period, pushing average maturity out in the last month or so to end the period on Feb. 28, 2006 with a weighted average maturity of 48 days.

Q:    What changes did you make to the Fund during the period?

A: Although our overall view of the economy and interest rate trends remained the same, we were alert to changes in the details of economic releases that could provide opportunities to adjust the portfolio. As mentioned earlier, one important change we made toward the end of the period was a greater focus on the longer end of the maturity spectrum.

      We also modestly added to the Fund's holdings in floating rate securities during the six-month reporting period. Since these securities reset to higher or lower interest rates as market rates rise or fall, we believed daily and weekly floating rate securities offered good value in a rising interest rate environment. These securities should also enable us to continue to take advantage of anticipated rate increases.

      As always, we attempt to maximize the Fund's yield without taking unnecessary risks. We continued throughout the reporting period to invest in high quality securities.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                FUND PERFORMANCE
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Cash Management Fund                                   +1.71%

AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* THE 7-DAY YIELDS SHOWN REFLECT MORE CLOSELY THE EARNINGS OF THE FUND THAN THE TOTAL RETURN. SHORT-TERM YIELDS MAY BE HIGHER OR LOWER THAN THE FIGURES SHOWN.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
6   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Cash Management Fund

Q:    How do you plan to manage the Fund in the coming months?

A: Our overall view of the market has not changed. We believe that the Fed has further room to increase rates, based on the general health of the economy. Furthermore, we think that new Fed chairman Bernanke will continue the policy direction of his predecessor. Consequently, we anticipate that interest rates -- and money market yields -- will continue to rise in the near term, perhaps until the targeted federal funds rate reaches 5%, at which point the Fed may pause.

      That said, as this 5% level nears, the Fed is likely to become more sensitive to current economic data. This sensitivity will make it very important that we continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust our portfolio positioning accordingly. At the same time, based on our view of Fed policy over the coming months, we believe that the money markets are currently overpricing securities a bit. Thus, for the near term, we plan to keep the Fund's positioning slightly longer than usual.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

Commercial Paper                                                         66.0%
Floating Rate Notes                                                      24.8%
Certificates of Deposit                                                   9.2%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               +1.71%
1 year                                                                  +2.96%
3 years                                                                 +1.45%
5 years                                                                 +1.69%
10 years                                                                +3.43%
Since inception (10/13/81)                                              +5.52%

at March 31, 2006

6 months*                                                               +1.81%
1 year                                                                  +3.14%
3 years                                                                 +1.55%
5 years                                                                 +1.68%
10 years                                                                +3.42%
Since inception (10/13/81)                                              +5.51%

*     Not annualized.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT   7
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Core Bond Fund (formerly AXP VP - Core Bond Fund)

Below, RiverSource VP - Core Bond Fund's portfolio management team discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Core Bond Fund perform for the first half of the fiscal year?

A: RiverSource VP - Core Bond Fund fell 0.26% for the six months ended Feb. 28, 2006. The Fund underperformed both its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which decreased 0.11%, and the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which declined 0.15%.

Q:    What market conditions were present during the semiannual period?

A: The modestly negative returns of the fixed income market virtually across the board were the result of sharply rising interest rates, particularly in short-term securities. Interest rates rose during the period largely in reaction to continued policy tightening by the Federal Reserve Board (the
      Fed), which hiked interest rates four more times, bringing the targeted federal funds rate to 4.50% by the end of February 2006. Rates also rose in response to signs that economic growth had rebounded strongly in the third calendar quarter and looked to be gaining momentum into the fourth quarter and 2006.

      Counterbalancing these fixed income market headwinds, core inflation was modest, foreign demand for U.S. assets remained strong and the Fed made changes to its policy statement that seemed to open the door for a pause or a stop in its rate hikes in the near future. These factors kept yields on longer-term bonds fairly contained, prompting a slight inversion of the yield curve between two-year and ten-year Treasury notes. An inversion occurs when short-term interest rates are higher than long-term rates. The inversion -- though modest to date -- left market participants to contemplate whether the market was signaling a dramatic economic slowdown in the coming months or just reflecting robust demand for long-dated U.S. assets on the part of foreign investors, central banks and pension funds.

Q:    What factors most significantly affected Fund performance?

      A: As rates rose during the period, particularly in the two-year to five-year part of the yield curve, the Fund benefited from its comparatively short duration positioning. Duration is a measure of the Fund's sensitivity to changes in interest rates.

      From a sector perspective, a sizable allocation to commercial mortgage-backed securities (CMBS) and asset-backed securities helped the Fund's results, as both of these sectors outperformed Treasuries during the six months ended Feb. 28, 2006. Tactical sector positioning within mortgage-backed securities helped Fund performance as well. The portfolio benefited from having only a modest position in mortgage-backed securities early in the period, when this sector struggled due to higher interest rates and weak investor demand. The portfolio then benefited from a shift near the end of 2005 to a more significant exposure to these securities, as mortgage-backed securities began to rebound.

      The Fund's position in Treasury Inflation Protected Securities (TIPS) further boosted its results, as TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the semiannual period.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Core Bond Fund                                         -0.26%
Lehman Brothers Aggregate Bond Index(1) (unmanaged)                     -0.11%
Lipper Intermediate Investment Grade Index(2)                           -0.15%

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
8   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

      Conversely, detracting from the Fund's results was its position in non-U.S. dollar bonds, or bonds denominated in foreign currencies. The U.S. dollar strengthened vs. the euro and the British pound during the period, eroding the value of the portfolio's non-U.S. dollar bond holdings in U.S. dollar terms. Remember, a strengthening U.S. dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa. Also, defensive positioning within the Fund's allocation to mortgage-backed securities detracted from its results. In particular, we had greater exposure to higher-coupon securities, adjustable rate mortgages (ARMs) and mortgages with attractive structural attributes. These securities overall underperformed the mortgage sector as a whole.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: We maintained a defensive duration position for the majority of the period of approximately half a year shorter than the Lehman Index. At the end of the period -- due to higher rates -- we became less defensive and moved the Fund's duration to approximately a quarter of a year shorter than the Lehman Index.

      We added to the Fund's exposure to two-year U.S. Treasuries, based on our view that short-term maturities had become an increasingly attractive value. We maintained the Fund's more moderate allocation to ten-year Treasuries and its more significant position in 25- to 30-year maturity bonds. As mentioned earlier, we also added to the Fund's allocation to mortgage-backed securities -- primarily in higher coupon securities -- upon weakness in the sector. We had started to see better value in these securities, and we believed they looked increasingly attractive.

      We sold the Fund's TIPS holdings, as these securities reached the price targets we had set for them. In addition, we further reduced the Fund's already modest position in corporate bonds. During 2005, corporate bonds saw the downgrade to "junk" status of its two largest issuers -- Ford and General Motors -- and a general rise in negative event risk, such as merger and acquisition activity, leveraged buyouts and share buybacks.

Q:    How do you intend to manage the Fund in the coming months?

A: We intend to position the Fund for ongoing U.S. economic expansion and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets for some time. We expect the combination of solid economic growth and higher inflation risks to push the Fed to raise rates higher than is implied by prevailing bond yields. We believe the recent yield curve inversion -- and the resultant fears of an impending recession -- are fleeting and generally not supported by recent economic data. Though we believe the Fed is likely to pause when the targeted federal funds rate reaches 5% or so, we also believe the economy will continue to expand at a brisk pace for at least the first three quarters of 2006. Strong economic growth -- and little excess productive capacity -- will, in our view, force a revival of inflation pressures, in turn putting upward pressure on longer-term interest rates.

      Based on this view, we intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. We believe fixed income yields will move materially higher in the months ahead.

      In the non-Treasury sectors, we intend to maintain a less-than-Lehman Index allocation to corporate bonds. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, ARMs and attractive structural attributes. We intend to maintain the Fund's sizable positions in CMBS and asset-backed securities, as valuations remain attractive in those sectors. We also intend to maintain the Fund's modest position in non-U.S. dollar bonds, as we believe sustained dollar strength seems very unlikely.

      We continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we will maintain a disciplined focus on individual security selection.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT   9
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               -0.26%
1 year                                                                  +1.95%
Since inception (2/4/04)                                                +2.44%

at March 31, 2006

6 months*                                                               -0.12%
1 year                                                                  +1.72%
Since inception (2/4/04)                                                +1.94%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed                                                          34.2%
U.S. Government Obligations & Agencies                                   31.2%
Corporate Bonds*                                                         11.5%
Short-Term Securities                                                    11.4%
Commercial Mortgage-Backed                                                8.9%
Foreign Government                                                        1.5%
Asset-Backed                                                              1.3%

* Includes 4.1% Telecommunication, 1.8% Consumer Discretionary, 1.8% Utilities, 1.3% Consumer Staples, 1.2% Financials, 0.8% Health Care, and 0.5% Industrials.

--------------------------------------------------------------------------------
THE TEN LARGEST CORPORATE BOND HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Verizon Pennsylvania
5.65% 2011                                      1.6%              $ 1,066,972
Bundesrepublik Deutschland
6.00% 2007                                      0.9                   595,501
TELUS
8.00% 2011                                      0.9                   591,350
United Kingdom Treasury
7.50% 2006                                      0.6                   418,221
Kraft Foods
6.25% 2012                                      0.6                   418,481
Residential Capital
6.38% 2010                                      0.5                   373,591
Kraft Foods
5.63% 2011                                      0.5                   363,420
Washington Mutual
4.83% 2045                                      0.5                   361,464
Countrywide Home Loans
5.18% 2035                                      0.5                   321,925
Wells Fargo Mtge Backed Securities
Trust 5.00% 2035                                0.4                   297,777

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 7.0%
                                       of portfolio assets.


--------------------------------------------------------------------------------
10  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Bond Fund (formerly AXP VP - Diversified Bond Fund)

Below, RiverSource VP - Diversified Bond Fund's portfolio management team discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Diversified Bond Fund perform for the first half of the fiscal year?

A: RiverSource VP - Diversified Bond Fund fell 0.08% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which decreased 0.11%. The Fund also outperformed the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which declined 0.15%.

Q:    What market conditions were present during the semiannual period?

A: The modestly negative returns of the fixed income market virtually across the board were the result of sharply rising interest rates, particularly in short-term securities. Interest rates rose during the period largely in reaction to continued policy tightening by the Federal Reserve Board (the
      Fed), which hiked interest rates four more times, bringing the targeted federal funds rate to 4.50% by the end of February 2006. Rates also rose in response to signs that economic growth had rebounded strongly in the third calendar quarter and looked to be gaining momentum into the fourth quarter and 2006.

      Counterbalancing these fixed income market headwinds, core inflation was modest, foreign demand for U.S. assets remained strong and the Fed made changes to its policy statement that seemed to open the door for a pause or a stop in its rate hikes in the near future. These factors kept yields on longer-term bonds fairly contained, prompting a slight inversion of the yield curve between two-year and ten-year Treasury notes. An inversion occurs when short-term interest rates are higher than long-term rates. The inversion -- though modest to date -- left market participants to contemplate whether the market was signaling a dramatic economic slowdown in the coming months or just reflecting robust demand for long-dated U.S. assets on the part of foreign investors, central banks and pension funds.

Q:    What factors most significantly affected Fund performance?

A: As rates rose during the period, particularly in the two-year to five-year part of the yield curve, the Fund benefited from its comparatively short duration positioning. Duration is a measure of the Fund's sensitivity to changes in interest rates.

      From a sector perspective, a sizable allocation to commercial mortgage-backed securities (CMBS) and asset-backed securities helped the Fund's results, as both of these sectors outperformed Treasuries during the six months ended Feb. 28, 2006. Exposure to high yield corporate bonds -- and effective issue selection within this sector -- further boosted the Fund's returns. High yield corporate bonds were among the best-performing fixed income sectors during the period. Tactical sector positioning within mortgage-backed securities helped Fund performance as well. The portfolio benefited from having only a modest position in mortgage-backed securities early in the period, when this sector struggled due to higher interest rates and weak investor demand. The portfolio then benefited from a shift near the end of 2005 to a more significant exposure to these securities, as mortgage-backed securities began to rebound.

      The Fund's position in Treasury Inflation Protected Securities (TIPS) further helped its results, as TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the semiannual period.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Diversified Bond Fund                                  -0.08%
Lehman Brothers Aggregate Bond Index(1) (unmanaged)                     -0.11%
Lipper Intermediate Investment Grade Index(2)                           -0.15%

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  11
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

      Conversely, detracting from the Fund's results was its position in non-U.S. dollar bonds, or bonds denominated in foreign currencies. The U.S. dollar strengthened vs. the euro and the British pound during the period, eroding the value of the portfolio's non-U.S. dollar bond holdings in U.S. dollar terms. Remember, a strengthening U.S. dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa. Also, defensive positioning within the Fund's allocation to mortgage-backed securities detracted from its results -- in particular, exposure to higher-coupon securities, adjustable rate mortgages (ARMs) and mortgages with attractive structural attributes. These securities overall underperformed the mortgage sector as a whole.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: We maintained a defensive duration position for the majority of the period of approximately half a year shorter than the Lehman Index. At the end of the period -- due to higher rates -- we became less defensive and moved the Fund's duration to approximately a quarter of a year shorter than the Lehman Index.

      We added to the Fund's exposure to two-year U.S. Treasuries, based on our view that short-term maturities had become an increasingly attractive value. We maintained the Fund's more moderate allocation to ten-year Treasuries and its more significant position in 25- to 30-year maturity bonds. As mentioned earlier, we also added to the Fund's allocation to mortgage-backed securities -- primarily in higher coupon securities -- upon weakness in the sector. We had started to see better value in these securities, and we believed they looked increasingly attractive.

      We sold the Fund's TIPS holdings, as these securities reached the price targets we had set for them. In addition, we further reduced the Fund's already modest position in corporate bonds. During 2005, corporate bonds saw the downgrade to "junk" status of its two largest issuers -- Ford and General Motors -- and a general rise in negative event risk, such as merger and acquisition activity, leveraged buyouts and share buybacks.

Q:    How do you intend to manage the Fund in the coming months?

A: We intend to position the Fund for ongoing U.S. economic expansion and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets for some time. We expect the combination of solid economic growth and higher inflation risks to push the Fed to raise rates higher than is implied by prevailing bond yields. We believe the recent yield curve inversion -- and the resultant fears of an impending recession -- are fleeting and generally not supported by recent economic data. Though we believe the Fed is likely to pause when the targeted federal funds rate reaches 5% or so, we also believe the economy will continue to expand at a brisk pace for at least the first three quarters of 2006. Strong economic growth -- and little excess productive capacity -- will, in our view, force a revival of inflation pressures, in turn putting upward pressure on longer-term interest rates.

      Based on this view, we intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. We believe fixed income yields will move materially higher in the months ahead.

      In the non-Treasury sectors, we intend to maintain a less-than-Lehman Index allocation to corporate bonds. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, ARMs and attractive structural attributes. We intend to maintain the Fund's sizable positions in CMBS and asset-backed securities, as valuations remain attractive in those sectors. We also intend to maintain the Fund's modest positions in high yield corporate bonds and in non-U.S. dollar bonds. Within high yield corporate bonds, we continue to emphasize securities rated BB and bonds that in our view have investment-grade quality fundamentals. As for non-U.S. dollar bonds, we believe sustained dollar strength seems very unlikely, so we are maintaining our current position.

      We continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we will maintain a disciplined focus on individual security selection.


--------------------------------------------------------------------------------
12  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               -0.08%
1 year                                                                  +2.21%
3 years                                                                 +3.24%
5 years                                                                 +4.36%
10 years                                                                +4.95%
Since inception (10/13/81)                                              +9.13%

at March 31, 2006

6 months*                                                               +0.04%
1 year                                                                  +2.07%
3 years                                                                 +2.91%
5 years                                                                 +4.12%
10 years                                                                +4.90%
Since inception (10/13/81)                                              +9.06%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed                                                          34.3%
U.S. Government Obligations & Agencies                                   29.6%
Corporate Bonds*                                                         13.6%
Short-Term Securities**                                                  10.8%
Commercial Mortgage-Backed                                                8.8%
Asset-Backed                                                              1.5%
Foreign Government                                                        1.4%

 * Includes 4.2% Telecommunication, 2.3% Consumer Discretionary, 2.3% Utilities, 1.5% Financials, 1.3% Consumer Staples, 1.0% Health Care, 0.7% Industrials, 0.2% Energy, and 0.1% Materials.

** Of the 10.8%, 5.0% is due to security lending activity and 5.8% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
THE TEN LARGEST CORPORATE BOND HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)   AT FEB. 28, 2006)
Verizon Pennsylvania
5.65% 2011                                      1.5%             $ 33,632,550
Bundesrepublik Deutschland
6.00% 2007                                      0.8                18,569,337
TELUS
8.00% 2011                                      0.8                18,454,571
Kraft Foods
6.25% 2012                                      0.6                13,825,559
United Kingdom Treasury
7.50% 2006                                      0.6                13,133,584
Residential Capital
6.38% 2010                                      0.5                11,172,397
Kraft Foods
5.63% 2011                                      0.5                10,912,695
Wells Fargo Mtge Backed Securities
Trust 5.00% 2035                                0.4                 9,491,038
Comcast
5.90% 2016                                      0.4                 9,305,047
Telecom Italia Capital
6.38% 2033                                      0.4                 9,191,182

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 6.5%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  13
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Equity Income Fund (formerly AXP VP - Diversified Equity Income Fund)

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the six months ended Feb. 28, 2006.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the first half of the fiscal year?

A: RiverSource VP - Diversified Equity Income Fund gained 11.68% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 7.33% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 5.90% over the same time frame.

Q:    What factors most significantly affected the Fund's performance?

A: Overall, our ability to successfully navigate the high volatility of energy prices during the period through effective industry allocation and stock selection contributed most to the Fund's semiannual performance. More specifically, the Fund's significant exposure to and industry selection within the energy sector boosted the Fund's returns. A sizable position in oil services companies, such as Schlumberger, and a modest exposure to integrated oils, such as Exxon, particularly helped. Further contributing to the Fund's results was a significant allocation to the rail and airline industries within the transportation sector, which performed well during the six months despite high fuel costs. Fund holdings AMR and Burlington Northern Santa Fe were strong individual stock performers in these areas. At the same time, a moderate exposure to the automobile industry, which performed poorly, proved prudent.

      A modest allocation to electric utilities and sizable exposure to telecommunications stocks within the utilities sector helped the Fund's six-month returns as well. AT&T and Telefonos de Mexico (Telmex) were the strongest performers among the Fund's holdings within the telecommunications industry. Stock selection in producer durables also contributed notably to the Fund's results, with Caterpillar as the standout individual performer.

      Detracting somewhat from the performance was the Fund's comparatively greater than Russell Index exposure to property and casualty insurance companies within the financials sector. Understandably, several of these companies' balance sheets were hurt in the aftermath of the devastation caused by the Gulf Coast hurricanes. Positions in Montpelier Re Holdings and XL Capital detracted from the Fund's returns.

Q:    What changes did you make to the Fund during the period?

A: When oil prices spiked following the Gulf Coast hurricanes, we reduced the Fund's position in energy overall, selling out of some integrated oil and exploration and production companies. We took profits from several stocks that had performed well, including Encana and EOG Resources. We redeployed most of those assets into the health care sector, where we added to the Fund's position in Pfizer. We liked Pfizer for the relative valuations of this stock and for what we believe to be its positive prospects from Medicare provisions. The Fund's allocation to producer durables also grew, although this was due more to appreciation within the sector than to any new or increased positions.

Q:    How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow and even regain the strength temporarily lost due to the devastation caused by Hurricanes Katrina and Rita. Indeed, we believe the pace of U.S. economic expansion is likely to remain robust in 2006, especially in the first half, reflecting solid gains in consumer spending, government spending and business fixed investment. Thus, in our view, the Federal Reserve Board (the Fed) will likely continue to raise short-term interest rates for the near term, raising the targeted federal funds rate from its current 4.5%.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Diversifed Equity Income Fund                         +11.68%
Russell 1000(R) Value Index(1) (unmanaged)                              +7.33%
Lipper Equity Income Funds Index(2)                                     +5.90%

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.


--------------------------------------------------------------------------------
14  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Equity Income Fund

      Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. We expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and higher labor costs. Still, we will stay disciplined to our deep value style of investing.

      Finally, we remain optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, as rhetoric surrounding inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Further, companies are continuing to either increase or initiate dividend payments. As of Feb. 28, 2006, nearly 78% of Standard & Poor's 500 Index (S&P 500) companies, or 387 companies, paid dividends. That was up from 70%, or 350 companies in 2003 when federal tax legislation was passed providing favorable income tax treatment to qualified dividend income from equity securities. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                              +11.68%
1 year                                                                 +17.85%
3 years                                                                +29.00%
5 years                                                                +10.37%
Since inception (9/15/99)                                               +8.85%

at March 31, 2006

6 months*                                                              +11.71%
1 year                                                                 +23.32%
3 years                                                                +29.88%
5 years                                                                +11.43%
Since inception (9/15/99)                                               +9.04%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                                                              26.4%
Financials                                                               23.4%
Energy                                                                   15.9%
Telecommunication Services                                                7.7%
Materials                                                                 6.7%
Health Care                                                               5.5%
Consumer Discretionary                                                    4.4%
Information Technology                                                    3.9%
Short-Term Securities**                                                   2.5%
Consumer Staples                                                          2.3%
Telecommunication                                                         0.9%
Utilities                                                                 0.4%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 2.5%, 0.7% is due to security lending activity and 1.8% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Caterpillar                                     4.0%             $ 92,833,523
Citigroup                                       2.9                67,918,139
Pfizer                                          2.8                65,281,980
Halliburton                                     2.5                58,676,044
AT&T                                            2.3                53,814,846
McDermott Intl                                  2.3                52,457,280
ACE                                             2.0                45,854,645
Schlumberger                                    1.8                42,849,000
General Electric                                1.8                41,120,633
Baker Hughes                                    1.8                40,836,376

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 24.2%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  15
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Emerging Markets Fund (formerly AXP VP - Threadneedle Emerging Markets Fund)

Below, RiverSource VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) describe the Fund's results and positioning for the six months ended Feb. 28, 2006.

Q: How did RiverSource VP - Emerging Markets Fund perform for the first half of the 2006 fiscal year?

A: The Fund returned 31.07% for the six-month period ended Feb. 28, 2006. The Fund outperformed its benchmark, the Morgan Stanley Capital International
      (MSCI) Emerging Markets Index (MSCI Index), which returned 30.23%. The Fund also outperformed its peer group, the Lipper Emerging Markets Funds Index, which rose 28.65% for the six-month time frame.

Q:    What factors most significantly affected performance?

A: Asset allocation, sector selection and stock selection contributed to the Fund's performance over this semiannual period. Asset allocation, however, was the key driver of performance.

      As of Feb. 28, 2006, approximately 38% of the Fund was invested in Asia; nearly 25% in Latin America; 21% in Europe and nearly 14% in Africa. Over the period, the Fund invested more heavily in Europe, Africa and Latin America than did the Fund's benchmark MSCI Index. The Fund allocated less to Asia than did the MSCI Index.

      Our allocation strategy proved successful over the period, as Europe-Middle East-Africa (EMEA), Asia and Latin America rose 33%, 25% and 42%, respectively. At the country level, several overweight positions, relative to the MSCI Index helped boost performance. As the largest country overweight, relative to the MSCI Index, Brazil was up 54%. We also had overweight positions, relative the MSCI Index, in Russia, South Korea, Turkey, and South Africa, which rose 65%, 37%, 34% and 33%, respectively.

      The Indian market has done well (up 31%) within an Asian context, but the Fund was very underweight, relative to the MSCI Index, in the Indian market. China was another big underweight for the Fund, relative to the MSCI Index, up 24% over the period. We felt that our money could work harder elsewhere, as these markets are becoming expensive.

      Sector weighting also impacted performance. The best performing sector during the period was materials, up nearly 35%. The Fund had approximately 15% of its assets invested in that sector. Energy, the Fund's largest sector at 17%, performed well over the period, as did financials, the second largest sector bet in the Fund. The worst performing sector over the reporting period was telecommunications, which rose 20%. The Fund had about 8% of its assets in that sector. Information technology was the second worst sector for the period. Our position in that sector was approximately 16%, which was a slightly overweight position relative to the MSCI Index. Another distraction from performance was our small position in utilities. The utilities sector benefited from rising energy prices, and our small allocation to this sector missed the rise.

      Stocks that contributed to performance over the period, including long-term holdings Samsung Electronics (South Korea), LUKOIL (Russia), America Movil (Mexico), UNIBANCO, CiaVale do Rio Doce and Lojas Renner (Brazil). Some stocks that hindered performance over the six-month period included clothier Esprit (Hong Kong), technology company Lipman Electronic Engineering (Israel) and food retailer Pyaterochka (Russia).

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Emerging Markets Fund                                 +31.07%
MSCI Emerging Markets Index(1) (unmanaged)                             +30.23%
Lipper Emerging Markets Funds Index(2)                                 +28.65%

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political change.


--------------------------------------------------------------------------------
16  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Emerging Markets Fund

Q:    What changes did you make to the Fund and how is it currently positioned?

A: We increased our holdings in EMEA. Russia and Turkey were the main beneficiaries of this increase; South Africa benefited to a lesser extent. In Russia, the oil sector has contributed significantly to performance, and we see this continuing. In Turkey, we have focused on the banking sector, which offers tremendous potential because banks are refocusing their lending efforts on the consumer. This is a very undeveloped sector in Turkey, and banks have significant opportunities to develop this part of their business. In South Africa, we have added both to our commodities exposure, through mining, and also to our domestic exposure, particularly the retail sector, which we find reasonably priced on a global basis.

      We reduced our position in Asia, primarily through lessening our exposure to India and Thailand. We believe India has become overpriced and the interest rate cycle in Thailand is not favorable for investments. We also have concerns with Thailand's political environment, as well. Moreover, the economies of both India and Thailand are very sensitive to rises in the oil price, and we think that oil prices will continue to remain relatively firm. Oil prices are a key reason for being underweight in Asia as a whole. Generally, high oil prices have hindered economic growth in the region, as the region imports most of its oil needs.

      The Fund has a large (15%) allocation to Brazil, and the Brazilian market is just beginning to cut interest rates. Domestic stocks, such as banks and real estate, have run up in anticipation of interest rate cuts and become increasingly expensive. With that, their returns are less likely to compensate for investment risks. So, we took profits from several of domestic-focused stocks in banking and real estate and put the proceeds into sectors that we felt offered more upside potential. For example, we bought paper and pulp producer Aracruz Celulose, which has extremely low production costs. We also added GOL Linhas Aereas Inteligentes, a low cost, regional airline that operates with little competition and contained costs, and has shown good volume growth. Also, we increased our exposure to Brazilian telecommunications with TIM Participacoes. Although historically the telecommunications sector has not performed particularly well, we believe the market is beginning to consolidate in Brazil and that TIM Participacoes, the Brazilian subsidiary of Telecom Italia Mobile, will benefit significantly from that consolidation.

      Another major change to the Fund was to increase our exposure to Taiwan Semiconductor Manufacturing. This increased our overall exposure to the Taiwanese market somewhat, as well. At the end of the semiannual period, Taiwan Semiconductor was approximately 5.5% of the Fund (up from 1.8%). We believe this is extremely high quality stock, a clear leader within the semiconductor industry, and significantly more profitable than its nearest rival. Taiwan Semiconductor is the second largest holding after long-time South Korean holding, Samsung Electronics.

Q:    How do you intend to manage the Fund in the coming months?

A: We believe the fund is currently well positioned. Our asset allocation is working well and we are particularly pleased with our positions in EMEA and Latin America. We believe that these regions are where the growth in emerging markets is concentrated.

      Over the semiannual period, we have maintained a domestic focus in the Fund. We concentrated on sectors such as local construction, real estate and banking, that provide benefit from rising levels of income among domestic consumers. In these areas, domestic demand is picking up quite strongly. We have added banks in Turkey, South Africa, Russia, and most recently, Brazil.

      We think that domestic consumption is growing as a result of high commodity prices and low interest rates. This is evidenced by performance we have seen in countries such as Russia, South Africa and Mexico. We think there is still much life in the Fund's strategy to remain largely focused on domestic growth companies.

      Allocation wise, we believe that Latin America and EMEA will outperform Asia in the near term. In South Korea, the Fund's largest country position, we have not made significant changes, but we are focusing a little more on the export sector than we had previously, and we also reduced our banking exposure in South Korea.

      Overall in the coming months, the shape of the portfolio is unlikely to change much. We believe that emerging markets will continue to perform well within periods of volatility, and with that in mind, the Fund is suitably positioned.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  17
--------------------------------------------------------------------------------

RiverSource VP - Emerging Markets Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                              +31.07%
1 year                                                                 +37.00%
3 years                                                                +38.67%
5 years                                                                +19.11%
Since inception (5/1/00)                                               +10.40%

at March 31, 2006

6 months*                                                              +21.75%
1 year                                                                 +48.16%
3 years                                                                +41.37%
5 years                                                                +21.64%
Since inception (5/1/00)                                               +10.38%

*     Not annualized.

--------------------------------------------------------------------------------
COUNTRY COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

South Korea                                                              18.6%
South Africa                                                             15.4%
Brazil                                                                   14.7%
Taiwan                                                                   10.2%
Russia                                                                    9.3%
Mexico                                                                    8.1%
Turkey                                                                    5.6%
China                                                                     3.6%
Hungary                                                                   2.6%
Cash & Short-Term Securities                                              2.2%
Canada                                                                    1.6%
Hong Kong                                                                 1.6%
India                                                                     1.3%
Argentina                                                                 1.0%
Singapore                                                                 1.0%
Other*                                                                    3.2%

*     Includes Chile, Colombia, Indonesia, Israel and Netherlands.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                               PERCENT              VALUE
                                        (OF PORTFOLIO ASSETS) (AT FEB. 28, 2006)
Samsung Electronics (South Korea)                6.3%           $  23,006,709
Taiwan Semiconductor Mfg (Taiwan)                5.5               20,048,501
LUKOIL ADR (Russia)                              4.0               14,529,736
Petroleo Brasileiro ADR (Brazil)                 4.0               14,333,904
Akbank (Turkey)                                  2.8               10,025,240
America Movil ADR Series L (Mexico)              2.8               10,017,418
ABSA Group (South Africa)                        2.6                9,249,247
Impala Platinum Holdings (South Africa)          2.5                9,062,836
Gold Fields (South Africa)                       2.5                9,034,239
PetroChina Cl H (China)                          2.1                7,448,094

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 35.1%
                                       of portfolio assets.


--------------------------------------------------------------------------------
18  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Bond Fund (formerly AXP VP - Global Bond Fund)

Below, portfolio manager Nic Pifer discusses RiverSource VP - Global Bond Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Global Bond Fund perform for the first half of the fiscal year?

A: RiverSource VP - Global Bond Fund declined 2.52% for the six months ended Feb. 28, 2006. The Fund underperformed both its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which fell 1.92%, and the Lipper Global Income Funds Index, representing the Fund's peer group, which decreased 0.83%, during the same time frame.

Q:    What factors most significantly affected performance?

A: Returns across the board were weak during the semiannual period due primarily to the currency effect of a stronger U.S. dollar. On a trade-weighted basis, the U.S. dollar gained 1.6% for the six months ended Feb. 28, 2006. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. Another factor that contributed to weak global bond markets were modest returns generated by the bonds themselves, as interest rates rose in the U.S., core Europe and Japan.

      Indeed, with the rebound of the European economy, the ongoing expansion in the U.S. economy, and the recent momentum seen in the Japanese economy, global economic growth has become increasingly synchronous -- a rare phenomenon.

      Relative to the Lehman Global Index, the Fund benefited most from effective duration management. We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index throughout the semiannual period. This stance was based on our view that the global economy as a whole and the U.S. economy in particular were growing at an above-trend pace, and thus that the world's major central banks would raise interest rates. The Federal Reserve Board (the Fed) did, in fact, raise the targeted federal funds rate by an additional 1% during the period. The European Central Bank also raised its interest rates in early December 2005 for the first time in more than two years. As global bond yields generally moved up rather substantially over the semiannual period, the Fund's short duration positioning helped results.

      The Fund's sector allocation and issue selection helped the Fund's results as well. The Fund's exposure to agencies and investment grade corporate bonds detracted a bit, but this was more than offset by its holdings in mortgage-backed securities, commercial mortgage-backed securities (CMBS), high yield bonds and emerging market bonds. Of course, the majority of the Fund's holdings remained in the government bond sector.

      The Fund's country allocation also benefited returns. The Fund continued to hold only limited positions in Japanese bonds and U.S. bonds and more substantial exposure than the Lehman Global Index to core European bonds, to what are known as the "peripheral" European markets, and to the "dollar bloc" countries of Canada, Australia and New Zealand. Overall, this strategy worked well.

      Currency positioning overall detracted from the Fund's results. The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies during the semiannual period. The Fund also maintained its modest exposure to the U.S. dollar and the yen. Positioning in the yen helped the Fund's relative results somewhat, as the U.S. dollar strengthened vs. the yen. However, Fund positioning in the U.S. dollar, the euro and other European currencies detracted, as the U.S. dollar strengthened vs. the euro and the British pound. Also hurting Fund performance modestly was the Fund's positioning in the "dollar bloc" currencies. While the U.S. dollar actually weakened vs. the Canadian dollar, this was outweighed by the detracting effects of the U.S. currency strengthening vs. the Australian dollar and the New Zealand dollar.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Global Bond Fund                                       -2.52%
Lehman Brothers Global Aggregate Index(1) (unmanaged)                   -1.92%
Lipper Global Income Funds Index(2)                                     -0.83%

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 23 currencies. The index reflects the reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  19
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

      Also detracting from the Fund's results relative to the Lehman Global Index was its yield curve positioning in the U.K. bond market, where, unlike most of the global bond markets, yields at the long-term end of the yield curve moved unexpectedly lower due to supply/demand imbalances and other factors.

      The Fund underperformed its Lipper group due to two factors. First was the Fund's greater currency exposure than most of its peers. The Fund does not hedge its foreign currency exposure while some of its peers do hedge foreign currency or have varying degrees of exposure to U.S. dollar-based assets. During a period such as this when the U.S. dollar strengthened vs. most major currencies, it is not surprising that the Fund's performance would lag. Remember, a strengthening dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms. Second was the Fund's comparatively defensive positioning from a sector weighting perspective, generally maintaining a more conservative risk profile than many of its peers. Finally, the Fund also had just a small exposure to emerging market and high yield bonds, which performed quite well over the period.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: We shortened the Fund's duration somewhat during the semiannual period, mostly in the core Europe portion of the portfolio and to a lesser degree in the U.S. portion of the portfolio. We moved the Fund's duration from about two-thirds of a year shorter than the Lehman Global Index at the start of the period to more than five-sixths of a year shorter than the Lehman Global Index by the end of February 2006.

      During the semiannual period, we removed most of the Fund's U.S. yield curve flattening bias, transitioning to a more neutral position to reduce some of the portfolio's sensitivity to changes in interest rates. We also implemented a modest yield curve flattening bias on the European bond markets. Indeed, the European government bond yield curve did flatten during these months, meaning short-term rates rose more than long-term rates. We maintained a neutral yield curve positioning bias on the Japanese bond market throughout.

      Based on monetary policy trends, we reduced the Fund's exposure to core European bonds, while still maintaining a significant position. Conversely, we increased the Fund's exposure to U.S. bonds, while still maintaining a modest exposure. Within sector weightings, we increased the Fund's position in pass-through mortgages. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. We made no major changes in currency exposure during the period, only minor adjustments to take advantage of relative value opportunities.

Q:    How do you intend to manage the Fund in the coming months?

A: We intend to lengthen the Fund's duration a bit during the near term, given that yields, especially in the U.S. market, have risen to the point that we believe bonds are closer to fair value. At the same time, we think that yields will move still higher, with the Fed likely to continue raising the targeted federal funds rate, possibly to as high as 5% in the first half of 2006.

      We intend to maintain modest positions in investment grade and high yield corporate bonds and U.S. agencies. We intend to maintain a more sizable exposure to mortgage-backed securities and to the more defensive AAA-rated CMBS for the near term. From a country perspective, we continue to favor European bonds, though less assertively than six months ago.

      As for currency positioning, we intend to maintain the Fund's modest exposure to the U.S. dollar in favor of the euro, seeking to make tactical allocation adjustments as market conditions warrant, especially given the market synchronization seen of late. We continue to believe that once the Fed completes its tightening cycle in the foreseeable future, the structural problems of the U.S. dollar, such as burgeoning current account and trade deficits, will once again come to the fore and lead to modest U.S. dollar weakness vs. other major currencies. Another factor that may affect the relative strength or weakness of the U.S. dollar in the coming months is the actions of other central banks. Following the European Central Bank's first interest rate hike in December 2005, most anticipate another increase in the next few months. Also, with Japan's economy finally improving, recent comments indicate that the Bank of Japan may look to remove some of its monetary policy accommodation sooner than later.

      As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.


--------------------------------------------------------------------------------
20  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               -2.52%
1 year                                                                  -3.56%
3 years                                                                 +5.00%
5 years                                                                 +6.69%
Since inception (5/1/96)                                                +5.26%

at March 31, 2006

6 months*                                                               -1.39%
1 year                                                                  -3.01%
3 years                                                                 +4.65%
5 years                                                                 +6.94%
Since inception (5/1/96)                                                +5.13%

*     Not annualized.

--------------------------------------------------------------------------------
COUNTRY COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United States                                                            33.9%
Japan                                                                     9.2%
Germany                                                                   9.1%
France                                                                    6.2%
United Kingdom                                                            4.7%
Cash & Short-Term
Securities                                                                4.6%
Italy                                                                     4.5%
Greece                                                                    4.0%
Spain                                                                     3.1%
Netherlands                                                               3.0%
Belgium                                                                   2.9%
Ireland                                                                   2.5%
Canada                                                                    2.3%
Australia                                                                 1.7%
Poland                                                                    1.3%
Norway                                                                    1.2%
New Zealand                                                               1.1%
Austria                                                                   1.0%
Supra-National                                                            1.0%
Other*                                                                    2.7%

* Includes Brazil, Czechoslovakia Federated Republic, Denmark, Luxembourg, Malaysia, Mexico, South Africa, South Korea and Sweden.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Govt of Japan
1.70% 2009                                      3.6%             $ 21,407,351
Buoni Poliennali Del Tesoro (Italy)
6.00% 2007                                      3.0                17,601,361
Kingdom of Belgium
3.00% 2010                                      2.9                17,439,029
Bundesrepublik Deutschland (Germany)
3.75% 2013                                      2.6                15,330,236
Govt of Spain
5.15% 2009                                      2.5                15,022,684
Irish Govt
4.25% 2007                                      2.5                14,731,505
Bundesrepublik Deutschland (Germany)
6.50% 2027                                      2.3                13,407,612
United Kingdom Treasury
5.00% 2012                                      2.2                13,090,424
Govt of France
5.00% 2012                                      2.2                12,820,328
Govt of France
4.00% 2013                                      2.0                12,108,054

Note: Certain foreign investments risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 25.8%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  21
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Inflation Protected Securities Fund (formerly AXP VP - Inflation Protected Securities Fund)

Effective Sept. 12, 2005, RiverSource VP - Global Inflation Protected Securities Fund changed its name and strategy to investing in global inflation protected securities, which include those issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. Below, portfolio managers Jamie Jackson and Nic Pifer discuss the Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Global Inflation Protected Securities Fund perform for the six months ended Feb. 28, 2006?

A: RiverSource VP - Global Inflation Protected Securities Fund gained 0.52% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index (Lehman Index), which fell 0.09% for the same time frame. The Lehman Brothers Global Inflation Linked Index returned 1.29% and the Blended Index advanced 1.09%.

Q: What market conditions were present during the first half of the fiscal year?

A: Overall, fixed income market performance was impacted during the semiannual period by sharply rising interest rates, particularly in short-term fixed income securities. Rates rose during the period largely in reaction to continued policy tightening by the Federal Reserve Board (the Fed), which hiked interest rates four more times. This brought the targeted federal funds rate, an interest rate that affects short-term rates, to 4.50% by the end of February. As yields of fixed income securities, including Treasury Inflation Protected Securities (TIPS), drifted higher, this detracted from returns, as bond yields and prices typically move in opposite directions.

      Another factor supporting the fixed income market was modest overall inflation and core inflation. Overall inflation takes into consideration food and energy as components of the cost of living. Core inflation excludes food and energy prices, which often change significantly on a monthly basis. It is important to note that it is core inflation that is the measure most closely monitored by the Fed. For the 12-month period ended Feb. 28, 2006, overall inflation rose 3.6%, according to the latest available government data. The rise was mainly due to energy prices. Home fuel prices and gasoline prices were up far more significantly year-to-date. However, core inflation rose just 2.1% for the 12-month period ended Feb. 28, 2006, generally in line with economists' expectations.

      The Fund's primary investment vehicle, TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the semiannual period. Longer maturities outperformed shorter ones in both markets. Indeed, both markets' yield curves flattened during the period, meaning short-term rates rose more than long-term rates, as Fed rate increases continued to put upward pressure on short-term rates.

Q:    What factors most significantly affected the Fund's performance?

A: TIPS accrue performance based on changes to overall inflation. Therefore, this asset class benefited from an inflation accretion rate of 1.18% for the six months ended Feb. 28, 2006. This was equivalent to approximately a 2.38% accretion rate on an annualized basis. Given this accretion rate, the Fund benefited from its near exclusive focus on TIPS during the semiannual period. The Fund held no nominal U.S. Treasuries during the period, having sold the Fund's holdings earlier in 2005 when our target for these securities had been reached.

      Also contributing to the Fund's positive results was its defensive positioning in the form of a duration, a measure of the Fund's sensitivity to changes in interest rates, that was shorter than the Lehman Index. We had the Fund positioned for higher rates, and TIPS yields did indeed rise during the period.

      Detracting somewhat from results was the Fund's position in non-U.S. dollar bonds. Non-U.S. dollar bonds are bonds denominated in foreign currencies. The Fund's allocation was divided equally between U.K. government bonds and

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Global Inflation Protected Securities Fund             +0.52%
Lehman Brothers Global Inflation Linked Index(1) (unmanaged)            +1.29%
Lehman Brothers U.S. Treasury Inflation Protected Securities
 Index(2)(unmanaged)                                                    -0.09%
Blended Index(3) (unmanaged)                                            +1.09%

(1) The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
22  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

      German bonds. A strengthening of the U.S. dollar versus both the euro and the British pound by approximately 3.2% and 2.7%, respectively, during these six months eroded the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. Still, we maintained the Fund's position in these non-inflation-linked holdings, as we believe sustained U.S. dollar strength seems very unlikely.

      The Fund's exposure to U.K. inflation-linked bonds contributed to performance as these bonds performed very well during the six-month period. The U.K. economy slowed in 2005 due to the impact of interest rate hikes by the Bank of England in 2003-04. U.K. growth has remained muted recently, in contrast to robust U.S. growth and a marked improvement in the Eurozone's economic outlook. A supply-demand imbalance at the long end of the U.K. curve also helped U.K. inflation-linked bonds perform well during the period.

Q:    What changes did you make to the Fund during the period?

A: Given changes to the TIPS yield curve over the period, we increased the Fund's allocation to TIPS with very short-term maturities. This strategy was designed to enable the Fund to benefit from the current cycle of rising short-term rates.

      We also removed any remaining yield curve flattening bias from our strategy, transitioning to a more neutral position and thereby reducing the portfolio's sensitivity to changes in interest rates. In late December 2005, there was an inversion of the yield curve, meaning short-term rates were higher than long-term rates. This situation was unusual because long-term securities typically pay a higher return for taking on additional interest rate risk. We believe the modest inversion in the curve will prove fleeting.

      Other than that, we made no major changes to the Fund during the period. We made only minor adjustments to duration and securities positioning, as we sought to take advantage of relative value opportunities.

Q:    How do you intend to manage the Fund in the coming months?

A: We believe the Fed has further room to increase short-term interest rates, based on the general health of the economy. Furthermore, we think that the new Fed chairman, Ben Bernanke, will continue the policy direction of his predecessor, Alan Greenspan, who stepped down at the end of January 2006. Consequently, we anticipate that interest rates will continue to rise in the near term, perhaps until the targeted federal funds rate reaches 5%, at which point the Fed may pause. As a result, we are maintaining a defensive duration position to potentially help mitigate the effects of rising short-term rates on the Fund's portfolio.

      At the same time, we believe that solid economic growth may well push both overall inflation and core inflation higher than current market estimates. We would argue that the very accommodative policy stance by the Fed from 2000 to mid-2004 provided the foundation for an upturn in inflation. The only thing missing was a catalyst -- something that would make it easier for companies to pass through higher prices, which in turn would help boost inflation expectations. A temporary spike in energy prices alone has not been enough, but the prolonged increase in energy prices over the last year and half or so may well prove to be that catalyst. As for core inflation, rising unit labor costs, as a result of tight labor markets and slowing productivity gains, point to modestly higher rates in the months ahead. Should this scenario indeed play out, then TIPS are likely to benefit from these inflation trends.

      We will continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

--------------------------------------------------------------------------------
COUNTRY COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United States                                                            52.8%
United Kingdom                                                           17.8%
France                                                                    9.4%
Italy                                                                     6.4%
Short-Term Securities                                                     5.5%
Japan                                                                     3.2%
Canada                                                                    2.9%
Sweden                                                                    2.0%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               +0.52%
1 year                                                                  +3.29%
Since inception (9/13/04)                                               +3.92%

at March 31, 2006

6 months*                                                               -1.23%
1 year                                                                  +1.26%
Since inception (9/13/04)                                               +2.43%

*     Not annualized.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  23
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Growth Fund (formerly AXP VP - Growth Fund)

Below, Portfolio Manager Nick Thakore discusses RiverSource VP - Growth Fund's results and positioning for the first half of the 2006 fiscal year.

Q:    How did RiverSource VP - Growth Fund perform for the semiannual period?

A: RiverSource VP - Growth Fund returned 5.82% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which returned 5.10% for the same period. The Fund's peer group, as represented by the Lipper Large-Cap Growth Funds Index, advanced 6.28% for the same period.

Q:    What factors influenced performance during the period?

A: The stock market advanced during the six-month period and the Fund fully participated in the rally, gaining more than its benchmark, the Russell Index. Overall, the Fund's positioning in technology and health care was beneficial, while positioning in the telecommunications services, consumer discretionary and consumer staples sectors was disadvantageous.

      Although the Fund outperformed its benchmark, performance relative to its peers was not as favorable. Our analysis of this underperformance suggests that the Fund was underweight, compared to the Russell Index, in a number of strong performing stocks where our peers seemed to be overweight, relative to the Russell Index.

      In our view, some of these stocks, including examples such as Qualcomm and Apple offer very strong growth opportunities, but we believe their valuations are fully priced relative to that growth outlook.

      Significant individual contributors to the Fund's performance over the period included Google, Nokia and Orascom Telecom Holding. Google has delivered tremendous earnings growth since its initial public offering in 2004. We believe it is a great growth story with a reasonable valuation, although we reduced our position during the period in anticipation of some short-term weakness in business trends. Cell phone maker Nokia was also a major contributor, advancing on both improving margins and recovery of global market share. A third significant contributor, Orascom Telecom Holding, an emerging markets wireless firm, fits into our wireless theme of owning established U.S. carriers, rural carriers, and those with exposure to emerging markets. Orascom has demonstrated strong subscriber growth and currently has an attractive valuation.

      Detractors to performance included Sprint Nextel, Spectrum Brands and Liberty Global. Sprint Nextel lagged the market as investors seemed to have concerns about near term fundamentals. We believe the merits of the merger and the growth potential of the combined company are still underappreciated by the market. This is a solid growth story with an attractive valuation and thus, the portfolio maintained a large position. Spectrum Brands, a maker of batteries, fertilizers and other consumer products, had disappointing earnings, partly due to higher raw material costs the company could not pass on to its customers. We still hold the stock, but have generally not added to it on weakness. Liberty Global, an international cable company we owned for its solid fundamentals and attractive valuation, was hurt by general concerns about cable competition and the need for increased spending to fend off competition.

Q:    What changes did you make during the six-month period?

A: Changes to the portfolio stemmed primarily from our belief that consumers face greater headwind than in recent years, while the outlook for corporate capital spending is more favorable. During the period, we increased emphasis on stocks that can benefit from capital spending and reduced focus on those that are dependent on consumers. Thus the portfolio has a smaller-than-Russell Index position in retail, but we increased the portfolio weighting in stocks such as Cisco Systems, a communications technology company that we believe can benefit from increased capital spending.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Growth Fund                                            +5.82%
Russell 1000(R) Growth Index(1) (unmanaged)                             +5.10%
Lipper Large-Cap Growth Funds Index(2)                                  +6.28%

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
24  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Growth Fund

      Another theme is our expectation that earnings growth will decelerate in 2006, so we increased portfolio emphasis on telecommunications services, health care and consumer staples. These sectors are typically not dependent on cyclical growth so we think the companies can deliver strong earnings regardless of economic conditions. Stocks in these sectors have underperformed, but in a slowing growth environment, we anticipate investors being willing to pay more for them.

      In terms of individual stocks, we added to Pfizer, a large pharmaceutical firm. The company received a favorable patent ruling on its cholesterol-lowering drug Lipitor, which had been a risk for the stock. We consider Pfizer's valuation attractive and think there is an opportunity for the company to return to growth. We also increased holdings of Vodafone Group. This is a more mature telecommunications story, but one with potential catalysts to enhance value, after recent declines, a very attractive valuation. We added selectively to General Electric on weakness because we see a favorable outlook for 2006 growth. We also added to News Corp. because the media sector has underperformed the market and this stock has solid fundamentals and a promising growth outlook.

Q:    How are you positioning the Fund for the current environment?

A: In general, we believe the Fund holds stocks that, as a group, are likely to grow earnings faster than the market. At the same time, we don't think we are overpaying for that growth potential. We also believe that the stocks in the portfolio generally have to depend less on macro-economic growth to fuel their earnings growth.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               +5.82%
1 year                                                                 +13.50%
3 years                                                                +14.87%
5 years                                                                 -2.63%
Since inception (9/15/99)                                               -4.82%

at March 31, 2006

6 months*                                                               +7.62%
1 year                                                                 +18.59%
3 years                                                                +14.60%
5 years                                                                 +0.60%
Since inception (9/15/99)                                               -4.35%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Health Care                                                              20.0%
Telecommunication Services                                               17.0%
Consumer Discretionary                                                   15.4%
Information Technology                                                   15.2%
Consumer Staples                                                          9.3%
Short-Term Securities                                                     9.1%
Financials                                                                5.2%
Energy                                                                    4.0%
Industrials                                                               3.6%
Materials                                                                 1.2%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Sprint Nextel                                   8.8%             $ 58,911,612
NTL                                             6.3                42,055,037
Cisco Systems                                   4.4                29,502,978
Pfizer                                          3.7                24,889,169
Vodafone Group                                  2.5                16,479,317
Procter & Gamble                                2.1                14,077,797
Exxon Mobil                                     2.0                13,096,963
Orascom Telecom Holding GDR                     1.8                11,866,906
Microsoft                                       1.8                11,834,279
Altria Group                                    1.8                11,781,175

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 35.2%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  25
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - High Yield Bond Fund (formerly AXP VP - High Yield Bond Fund)

Below, Scott Schroepfer, RiverSource VP - High Yield Bond Fund's portfolio manager, discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - High Yield Bond Fund perform for the semiannual period ended Feb. 28, 2006?

A: RiverSource VP - High Yield Bond Fund rose 2.84% for the six-month period ended Feb. 28, 2006, outperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 2.16% during the period. The Fund also outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which returned 2.49% during the same time frame.

Q: What factors most significantly affected the Fund's performance during the six-month period?

A: During the semiannual period, the Fund benefited from strong sector allocation and security selection. The Fund had a greater-than-JP Morgan Index weight in the media sector including radio, television, cable and publishing, all of which performed well. In addition, the Fund's greater-than-JP Morgan Index weight in the strongly performing utilities sector contributed to performance, specifically holdings Mirant Americas Generation and NRG Energy. Detracting from performance was a position in the hospital management company LifeCare Holdings, which was impacted by Hurricane Katrina and suffered weak performance as a result. Another Fund health care holding in Select Medical also detracted during the semiannual period.

      In addition, we had been holding health retailer General Nutrition Centers in the Fund's portfolio despite weak results from the company because we believed that too much hype was made over the company's performance. During the semiannual period, the company reported solid results and the holding turned out to be one of the strongest performers for the Fund.

      During the six-month period, the Fund was rewarded by owning larger positions in the lower rated segments of the market. Bonds with B credit ratings outperformed those rated BB. The Fund had a large exposure to the single B-rated segment of the market and currently has a less-than-JP Morgan Index weight to bonds rated BB as we believe there is still value in the single B segment of the market.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: Earlier in the six-month period, the Fund had a large underweight in the paper sector relative to the JP Morgan Index, which helped the Fund's performance as the sector underperformed. However, at the start of 2006, we felt that certain subsectors within the paper industry were attractively priced and positioned well for positive performance in the coming months. As a result, we increased the Fund's exposure to the paper industry.

      In addition, we added exposure to the utilities and building materials sectors. We also added some floating rate securities to balance interest rate risk as we believe floating rate securities can help mitigate the effects of rising interest rates. Finally, we reduced the Fund's exposure to the wireless telecommunications industry.

      At the end of the semiannual period, the Fund had larger positions in the following sectors relative to the JP Morgan Index: health care, building materials and media. The Fund had smaller-than-JP Morgan Index positions in the chemical, technology and auto industries at the end of the period.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - High Yield Bond Fund                                   +2.84%
JP Morgan Global High Yield Index(1) (unmanaged)                        +2.16%
Lipper High Current Yield Bond Funds Index(2)                           +2.49%

(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risks to principal and income than investment grade securities.


--------------------------------------------------------------------------------
26  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

      In the coming months, we will closely monitor the actions of the Federal Reserve Board (the Fed) now that White House economist Ben Bernanke has succeeded the former Fed chairman Alan Greenspan. Changes in Fed leadership may cause increased volatility.

      We have a positive view of the economy going forward and believe company fundamentals will remain solid. We are not expecting a major slowdown or recession in the near term; however, we are no longer at the beginning of an economic expansion, and therefore, taking incremental risk when valuations do not justify it does not seem prudent. We continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               +2.84%
1 year                                                                  +4.45%
3 years                                                                +12.82%
5 years                                                                 +6.29%
Since inception (5/1/96)                                                +4.93%

at March 31, 2006

6 months*                                                               +4.46%
1 year                                                                  +8.14%
3 years                                                                +12.25%
5 years                                                                 +6.82%
Since inception (5/1/96)                                                +4.97%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                   23.9%
Telecommunication                                                        16.8%
Materials                                                                15.3%
Health Care                                                              10.3%
Utilities                                                                 8.6%
Industrials                                                               8.4%
Energy                                                                    4.6%
Short-Term Securities                                                     4.2%
Financials                                                                4.0%
Consumer Staples                                                          3.9%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT                VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
INVISTA
9.25% 2012                                      1.3%             $ 16,092,149
Dow Jones CDX NA High Yield
8.75% 2010                                      1.2                15,235,250
Liberty Media
5.70% 2013                                      1.2                14,629,894
GMAC
6.88% 2011                                      1.2                14,129,001
MGM MIRAGE
5.88% 2014                                      1.1                13,941,812
NewPage
12.00% 2013                                     1.1                13,191,749
Crown Americas LLC/Capital
7.75% 2015                                      1.0                11,832,374
Spectrum Brands
8.50% 2013                                      0.9                11,146,187
Qwest
6.95% 2010                                      0.9                10,728,735
Warner Chilcott
9.00% 2015                                      0.9                10,537,313

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 10.8%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  27
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Income Opportunities Fund (formerly AXP VP - Income Opportunities Fund)

Below, Brian Lavin, RiverSource VP - Income Opportunities Fund's portfolio manager, discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Income Opportunities Fund perform for the period ended Feb. 28, 2006?

A: RiverSource VP - Income Opportunities Fund returned 2.29% for the six months ended Feb. 28, 2006, outperforming its benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which returned 2.12% during the same period. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, returned 2.49%.

Q: What factors most significantly affected the Fund's performance during the semiannual period?

A: RiverSource VP - Income Opportunities Fund benefited from positive security selection during the six-month period including two strong performers in the telecommunications sector, Valor Telecommunications Enterprises LLC and Qwest. Valor completed a merger to become a much stronger company, and Qwest turned in strong results that contributed to positive performance.

      The Fund continues to find value and be focused on bonds in the single B-rated segment of the market. Gains in the energy and pipeline sectors contributed to performance. Energy and health care remain two of the largest allocations in the Fund currently. The Fund also benefited from modest allocations to the autos and consumer goods areas, as these industries underperformed. Finally, we've been upgrading credit quality in the portfolio and believe that has helped the Fund's performance.

      On the negative side, the riskiest areas of the high yield bond market, in particular bonds rated CCC, outperformed higher quality bonds for the period.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: Earlier in the six-month period, the Fund had a large underweight in the paper sector relative to the Merrill Lynch Index, which helped the Fund's performance as the sector underperformed. However, at the start of 2006, we felt that certain subsectors within the paper industry were attractively priced and positioned well for positive performance in the coming months. As a result, we increased the Fund's exposure to the paper industry.

      In addition, we reduced the Fund's exposure to interest rate risk. Within the integrated utilities sector, in particular, the Fund owned some securities with longer maturities. We reduced our positions in those securities that are more sensitive to interest rate changes. We also added some floating rate securities to balance interest rate risk as we believe floating rate securities can help mitigate the effects of rising interest rates.

      At the end of the semiannual period, the Fund had sizable allocations compared to the Merrill Lynch Index in the defense, energy distribution (pipeline), health care and integrated utilities industries. The Fund had more modest exposure than the Merrill Lynch Index to the retail, technology and airlines industries at the end of the period.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Income Opportunities Fund                              +2.29%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained
 Index(1) (unmanaged)                                                   +2.12%
Lipper High Current Yield Bond Funds Index(2)                           +2.49%

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
28  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

      In the coming months, we will closely monitor the actions of the Federal Reserve Board (the Fed) now that White House economist Ben Bernanke has succeeded the former Fed chairman Alan Greenspan. Changes in Fed leadership may cause increased volatility.

      We have a positive view of the economy going forward and believe company fundamentals will remain solid. We are not expecting a major slowdown or recession in the near term; however, we are no longer at the beginning of an economic expansion, and therefore, taking incremental risk when valuations do not justify it does not seem prudent. We continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               +2.29%
1 year                                                                  +3.71%
Since inception (6/1/04)                                                +8.82%

at March 31, 2006

6 months*                                                               +3.12%
1 year                                                                  +6.53%
Since inception (6/1/04)                                                +8.46%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                   19.7%
Telecommunication                                                        14.9%
Utilities                                                                14.9%
Materials                                                                12.9%
Short-Term Securities                                                     8.4%
Health Care                                                               7.1%
Industrials                                                               6.7%
Energy                                                                    6.5%
Financials                                                                5.4%
Consumer Staples                                                          2.9%
Asset-Backed                                                              0.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Dow Jones CDX NA High Yield
8.75% 2010                                      3.3%              $ 3,026,600
Dex Media West LLC/Finance
8.50% 2010                                      1.6                 1,494,599
GMAC
6.88% 2011                                      1.6                 1,477,367
Chesapeake Energy
6.38% 2015                                      1.4                 1,274,999
Georgia-Pacific
7.75% 2013                                      1.2                 1,121,537
Aquila Canada Finance
7.75% 2011                                      1.2                 1,090,319
IPALCO Enterprises
8.63% 2011                                      1.2                 1,074,275
Tennessee Gas Pipeline
6.00% 2011                                      1.1                 1,044,224
Tunica-Biloxi Gaming Authority
9.00% 2015                                      1.1                 1,019,874
Qwest
8.88% 2012                                      1.0                   974,400

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 14.7%
                                       of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  29
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - International Opportunity Fund (AXP VP - Threadneedle International Fund)

Below, RiverSource VP - International Opportunity Fund's portfolio management team discuss the Fund's positioning and results for the first half of fiscal year 2006.

Q: How did the RiverSource VP - International Opportunity Fund perform for the six months ended Feb. 28, 2006?

A: RiverSource VP - International Opportunity Fund gained 16.01% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), which returned 15.23% for the period. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 14.54 % for the same timeframe.

Q:    What factors most significantly affected the Fund's performance?

A: Strong stock selection, favorable asset allocation and sector allocation were the underpinning for the Fund's performance over the six-month fiscal period. Stock selection added material value over the course of the reporting period.

      Europe is the Fund's largest regional allocation, with nearly 58% of the Fund's assets invested there. Several of the individual stock wins came from a wide range of sectors in the European market. Among them were Rolls-Royce Group, a U.K. company in the aerospace and defense sector, Standard Chartered, a U.K. listed bank that generates a significant proportion of its earnings in emerging markets in Asia, U.K. mobile telecom operator O2, which received an agreed take-over bid and German cash machine manufacturer Wincor Nixdorf.

      Some noteworthy companies within the emerging markets included retailer Wal-Mart de Mexico, the Mexican counterpart of the U.S. retailing giant Wal-Mart. Other notable performers were Kookmin Bank and Shinhan Financial Group. Both of these South Korean commercial banks benefited from the strength of the consumer in Korea, a theme that we believe will continue in the months to come. Also in Korea, Samsung Electronics, a long-time holding in the Fund, helped performance. PetroChina, the Chinese energy company that benefited from firm energy prices and strong GDP data out of China, also is worthy of mention.

      Among the stocks that detracted from performance were U.K. companies Carnival, a cruise ship line, and Tesco, a retailer. Carnival was hurt because of high oil prices and Tesco suffered as investors rotated out of higher quality defensive companies. In the second part of the period, oil stocks (discussed below) were among the main detractors. Also, Swiss dental implant company Nobel Biocare Holding had mixed performance over the period. News late in the period regarding one of the company's products, caused the stock price to drop. We believe that the market's reaction was overdone and have maintained our position.

      The price of oil was a key theme for the portfolio. During the first part of the reporting period, we maintained a larger position in energy stocks than did the MSCI Index. In that time frame, our positions in European oil companies have served well. They include Italian holding Eni and U.K. oil companies BP and BG Group. Neste Oil, an oil refiner from Finland, benefited from the global shortfall in refining capacity.

      However, the Fund's overweight in energy relative to the MSCI Index was not especially helpful in the second part of the period. Investors in energy stocks took profits, which in turn, caused share prices to move lower. Fund holdings such as Canadian EnCana and Eni were among the detractors late in the period, as was Neste Oil, which suffered negative newsflow in December 2005 as it announced that upgrade costs at one of its key refineries would have a greater than expected impact on short-term profits. Although Neste Oil had disappointing results over the short term, we think that the refinery upgrade, now completed, leaves the company well-placed to benefit from the growth in refining of lower

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - International Opportunity Fund                        +16.01%
MSCI EAFE Index(1)(unmanaged)                                          +15.23%
Lipper International Large-Cap Core Funds Index(2)                     +14.54%

(1) The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest international large cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
30  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

      quality crudes, which will be positive for long-term earnings. Overall, we remain committed to our energy bets, as we believe that we are in a long-term bull market in the underlying commodities.

      Strong commodity prices were also evident in mining stocks, such as Cia Vale do Rio Doce (Brazil), Anglo American (U.K.) and BHP Billiton (Australia), all of which helped boost performance over the period.

      Approximately 31% of the Fund's assets are invested in Asia. Within this allocation, Japan -- the largest country position within the Fund with approximately 23% of the Fund's assets as of Feb. 28, 2006 -- had a strong impact on performance over the period. Japan has been another key theme for the Fund throughout this reporting period. For several years, Japan's government and businesses have strived to put the country's economy and markets on a solid, sustainable path of recovery, and for years their success has been limited. Throughout 2005, we were encouraged by some strides made by Japanese companies to improve profitability. Then, in September 2005, a general election in Japan brought a landslide victory for the prime minister, which gave him a mandate to continue badly needed reforms in government and business, including financial companies. This further validated our positive opinion on the Japanese market as well as our large position there.

Q:    What changes did you make to the Fund during the period?

A: We have been opportunistically shifting the portfolio towards growth-oriented stocks for some time. As previously reported, we anticipated that growth stocks would benefit as the global recovery moved into its next phase. This transition took longer than we had first expected. However, during the six-month fiscal period, growth-oriented companies have pulled ahead and shown some solid performance results.

      The Japanese recovery is still in play, and we have felt that Japan's economy and markets will continue to grow stronger. We increased our position in Japan in the second half of the period. We remain positive on the market and are happy to maintain this bullish stance. Financials, and especially brokers, were particularly strong midway through the period. We trimmed our positions in major banks and channeled the proceeds into brokers such as Nomura Holdings, which proved profitable. Elsewhere, we reduced some of the more defensive positions, such as utilities, and moved into retailers and housing stocks instead. Japan's domestic economy is still in a recovery cycle, and with government reforms in place, we have seen broad economic indicators improve over the past year. As improvements continue in Japan, we expect consumer confidence to pick up, with positive implications for retailers and house builders.

      Sector wise, we increased our holdings in financials, consumer discretionary -- especially within Japan and emerging markets -- and we also increased our allocation to the materials and industrials sectors. We reduced our holdings in energy, information technology, and health care.

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the coming months?

A: Overall, we plan to maintain the Fund's focus on growth. We anticipate that growth-oriented companies will continue to benefit investors.

      Supply and demand will continue to influence markets. With commodities, such as oil and iron ore in strong demand, we intend to continue the Fund's large positions in the energy and mining sectors. We still think there are supply shortages and continuing strong demand from the U.S. and Chinese economies, which will continue to support high prices globally.

      Demand is also closely linked to various regions' economic recovery cycles. In the western markets, we have largely avoided consumer-related sectors because consumption there has slowed. However, this position is contrasted in Japan and other Asian markets, where consumption is part of the recovery trend. We have therefore initiated greater-than-MSCI Index positions in consumer-facing sectors in these markets.

      Looking ahead, we feel that international equity markets are attractively valued and we remain constructive on the prospects facing the markets. Many companies have high levels of cash, which will likely continue to drive shareholder-friendly activities such as stock buybacks, as well as mergers and acquisitions. Within the first half of the Fund's fiscal year, we saw that happen with O2, one of our UK holdings. O2 saw its share price rise by 22% following an agreed takeover bid from Telefonica of Spain. Indeed, the positive effect was compounded by not holding Telefonica, whose shares fell on the news.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  31
--------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                              +16.01%
1 year                                                                 +19.58%
3 years                                                                +25.33%
5 years                                                                 +4.30%
10 years                                                                +4.09%
Since inception (1/13/92)                                               +5.65%

at March 31, 2006

6 months                                                               +15.87%
1 year                                                                 +28.13%
3 years                                                                +27.86%
5 years                                                                 +6.80%
10 years                                                                +4.28%
Since inception (1/13/92)                                               +5.89%

*     Not annualized.

--------------------------------------------------------------------------------
COUNTRY COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                                                    23.2%
United Kingdom                                                           14.9%
France                                                                   10.1%
Switzerland                                                               8.8%
Germany                                                                   7.4%
Cash & Short-Term Securities*                                             4.7%
Italy                                                                     4.5%
South Korea                                                               2.9%
Netherlands                                                               2.8%
South Africa                                                              2.6%
Hong Kong                                                                 2.2%
Canada                                                                    2.1%
Spain                                                                     2.1%
Australia                                                                 1.9%
Mexico                                                                    1.3%
Denmark                                                                   1.2%
Finland                                                                   1.1%
Other**                                                                   6.2%

 * Of the 4.7%, 4.1% is due to security lending activity and 0.6% is the Fund's cash equivalent position.

** Includes Austria, Belgium, Brazil, China, Greece, Ireland, Singapore, Taiwan, Thailand and Turkey.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
UBS (Switzerland)                               2.3%             $ 31,517,022
AXA (France)                                    2.1                28,819,505
Standard Chartered (United Kingdom)             1.9                25,946,508
Roche Holding (Switzerland)                     1.9                25,534,769
Samsung Electronics (South Korea)               1.6                21,889,782
Allianz (Germany)                               1.6                21,505,998
BG Group (United Kingdom)                       1.6                21,276,862
Eni (Italy)                                     1.6                20,970,148
Total (France)                                  1.5                20,400,378
Banco Bilbao Vizcaya Argentaria (Spain)         1.4                19,218,884

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 17.5%
                                       of portfolio assets.


--------------------------------------------------------------------------------
32  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Equity Fund (formerly AXP VP - Large Cap Equity Fund)

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource VP - Large Cap Equity Fund's results and positioning for the first half of the 2006 fiscal year.

On March 17, 2006, the assets of RiverSource VP - New Dimensions Fund were merged into RiverSource VP - Large Cap Equity Fund. This reorganization was completed after shareholders of RiverSource VP - New Dimensions Fund approved the merger plan on Feb. 15, 2006.

Q: How did RiverSource VP - Large Cap Equity Fund perform for the semiannual period?

A: RiverSource VP - Large Cap Equity Fund advanced 5.62% for the six months ended Feb. 28, 2006. Looking at the Fund's benchmarks, the Russell 1000(R) Index (Russell Index) advanced 6.20% and the Standard & Poor's 500 Index (S&P 500 Index) advanced 5.93% during the period. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 6.51% during the same time frame.

Q:    What factors had a significant impact on performance?

A: The stock market advanced strongly during the period, as U.S. economic growth remained solid and corporate earnings reports were largely favorable. However, energy prices remained high, inflationary concerns resurfaced and consumers faced obstacles such as higher interest rates and a softening real estate market.

      Overall stock selection added to performance, while sector allocations detracted. The Fund's stock selection in technology and health care was strong, but portfolio holdings in the telecommunications services and consumer staples sectors underperformed their respective Russell Index. In terms of sector allocations, a larger-than-Russell Index position in telecommunications services stocks was the largest contributor to performance. A lower-than-Russell Index position in the financials sector was disadvantageous. The remainder of our sector weightings had little impact on performance.

      Individual contributors to performance included larger-than-Russell Index positions in Google, Nokia, Orascom Telecom Holding, MEMC Electronic Materials and Pfizer. Internet search engine Google has delivered tremendous earnings growth and we believe it is a great growth story with a reasonable valuation, although we reduced our position during the period in anticipation of some short-term weakness in business trends. Cell phone maker Nokia was also a major contributor, advancing on both improving margins and recovery of global market share. Orascom Telecom Holding, an emerging markets wireless firm, fits into our wireless theme of owning established U.S. carriers, rural carriers, and those with exposure to emerging markets. Orascom has demonstrated strong subscriber growth and had an attractive valuation during this time frame. MEMC Electronic Materials supplies wafers to semi-conductor device manufacturers, and advanced due to the tight supply/demand balance for polisilicon. Pfizer, which we held in our belief that much of the identified risks were reflected in the stock price, advanced on a favorable ruling on Lipitor regarding its patent.

      Detractors from performance included larger-than-Russell positions in Spectrum Brands, Sprint Nextel and Vodafone Group. Spectrum Brands, a maker of batteries, fertilizers and other consumer products, had disappointing earnings, partly due to higher raw material costs the company could not pass on to its customers. At the end of the period we still hold the stock, but have not added to it on weakness. Sprint Nextel lagged the market as investors seemed to have concerns about near term fundamentals. In our view the merits of the merger and the growth potential of the combined company have been underappreciated by the market. We view this as a solid growth story with an attractive valuation and thus, the portfolio maintained a large position. Vodafone Group is a

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Large Cap Equity Fund                                  +5.62%
Russell 1000(R) Index(1) (unmanaged)                                    +6.20%
S&P 500 Index(2)(unmanaged)                                             +5.93%
Lipper Large-Cap Core Funds Index(3)                                    +6.51%

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  33
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Equity Fund

      more mature telecommunications story, but one with good long-term growth and, after recent declines, a very attractive valuation. Not owning Apple was also disadvantageous. Apple performed well, on the strength of its iPod franchise as well as growth in other areas of their business.

Q:    What changes did you make to the Fund during the period?

A: During the period, we added to the Fund's consumer discretionary position as media-related stocks became relatively inexpensive. We increased the portfolio's health care allocation, specifically adding to large pharmaceutical firms where, in our view, valuations reflected much of the risks apparent in the market.

      We decreased the Fund's telecommunications services holdings, but the portfolio position remains substantially larger than that of the Russell Index. In the telecommunications arena, we see opportunities in both wireless and traditional wireline companies. Wireless stocks have moved through the heaviest phase of capital investment and are in a period of rapid earnings and cash flow growth, but remain at reasonable valuations. Although wireline companies face a changing business model, many are well-positioned with exposure to the wireless market and tend to have attractive dividend yields.

Q:    How are you positioning the Fund for the current environment?

A: Although we invest the Fund on a bottom-up basis, some themes have emerged. Our larger positions tend to be companies that are less exposed to the economic cycle and have attractive valuations relative to their growth outlook. With the U.S. economic cycle fairly advanced, economic and earnings growth could decelerate in 2006. In such an environment, we think it makes sense to be more exposed to stocks that have more stability to their earnings growth.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                               +5.62%
1 year                                                                  +9.11%
3 years                                                                +15.33%
5 years                                                                 +0.61%
10 years                                                                +4.63%
Since inception (10/13/81)                                             +10.62%

at March 31, 2006

6 months*                                                               +6.63%
1 year                                                                 +13.25%
3 years                                                                +15.38%
5 years                                                                 +2.90%
10 years                                                                +4.81%
Since inception (10/13/81)                                             +10.66%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                               18.3%
Health Care                                                              13.7%
Information Technology                                                   13.0%
Consumer Discretionary                                                   11.9%
Telecommunication Services                                                9.4%
Energy                                                                    8.5%
Consumer Staples                                                          8.4%
Industrials                                                               7.9%
Short-Term Securities**                                                   4.3%
Materials                                                                 2.4%
Utilities                                                                 2.2%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 4.3%, 0.6% is due to security lending activity and 3.7% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Sprint Nextel                                   4.4%            $ 111,353,482
Exxon Mobil                                     3.1                79,595,638
Pfizer                                          2.8                71,637,115
NTL                                             2.8                70,561,502
Cisco Systems                                   2.2                55,386,861
Bank of America                                 2.2                54,848,109
American Intl Group                             2.1                54,566,700
General Electric                                2.0                51,251,167
Altria Group                                    1.9                47,400,650
Citigroup                                       1.5                39,386,122

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]              The 10 holdings listed here make up 25.0%
                                       of portfolio assets.


--------------------------------------------------------------------------------
34  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Value Fund (formerly AXP VP - Large Cap Value Fund)

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund's results and positioning for the first half of the 2006 fiscal year.

Q: How did RiverSource VP - Large Cap Value Fund perform for the semiannual period?

A: RiverSource VP - Large Cap Value Fund advanced 6.02% for the six months ended Feb. 28, 2006. The Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), increased 7.33% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 6.04% during the same time frame.

Q:    What factors significantly affected performance?

A: The stock market advanced strongly during the period, with large-cap value stocks generally outperforming growth-oriented stocks. Large-cap stocks performed well, but lagged smaller and medium-sized companies. During the period, the Fund's results were modestly disappointing as the Fund participated in the market rally and kept pace with its peers, but trailed the very strong gains of the Russell Index.

      The portfolio's sector allocations added to performance, but were offset by weaker stock selection. Stock selection in the financial and energy sectors added to performance, while selection among industrials and technology stocks detracted.

      In terms of sector allocations, a larger-than-Russell Index weighting in the strong performing technology sector and a lower-than-Russell Index weighting in utilities added to performance. A lower-than-Russell Index position in financials was disadvantageous.

      Individual contributors included ACE, MEMC Electronic Materials, Nokia, Lockheed Martin and Weatherford International. Insurance company ACE benefited from firmer pricing in the insurance industry following the spate of natural disasters in 2005. MEMC Electronic Materials supplies wafers to semi-conductor device manufacturers. Because of a tight supply/demand balance for polisilicon, a component of the wafers, we anticipated that the company's earnings growth would be strong. Cell phone maker Nokia advanced on both improving margins and its recovery of global market share. We believe Nokia continues to have strong fundamentals, good earnings growth potential and an attractive valuation. Defense contractor Lockheed Martin advanced on a re-ignition of confidence that defense spending would remain high for an extended period. Energy service company Weatherford International has solid fundamentals, is well positioned in the industry, and is surprising investors proving how much they can earn.

      Detractors from performance included Spectrum Brands and Vodafone Group. Spectrum Brands, a maker of batteries, fertilizers and other consumer products, had disappointing earnings, partly due to higher raw material costs the company could not pass on to its customers. Vodafone Group is a more mature telecommunications story, but one with good long-term growth and, after recent declines, a very attractive valuation.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

RiverSource VP - Large Cap Value Fund                                   +6.02%
Russell 1000(R) Value Index(1) (unmanaged)                              +7.33%
Lipper Large-Cap Value Funds Index(2)                                   +6.04%

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  35
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Value Fund

Q:    What changes did you make during the period?

A: We increased the portfolio's health care exposure, primarily due to individual stocks identified by our bottom-up analysis, particularly in the pharmaceutical group. Some large-cap pharmaceutical firms had attractive valuations, and a stream of negative news flow began to stabilize. This increased our confidence in adding to the portfolio's health care position.

      We added to technology as many large cap technology companies underperformed. Many are experiencing a maturing of their business models, but we believe much of their slowing earning growth is already reflected in their share prices.

      We decreased the portfolio's position in consumer staples, as several consumer products companies performed well and became fairly priced relative to the growth rates they offer.

Q:    How do you plan to manage the Fund in the coming months?

A: We still believe that elevated valuations on global equities, the late stage of the economic expansion, the geopolitical environment and potential weakness in consumer spending support more cautious portfolio positioning. To summarize key themes, we are looking for companies that are less dependent on the economy. In addition, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. As a result, the portfolio's average market capitalization is higher than normal for us. The portfolio has a greater emphasis on quality companies than it might normally have. We are also striving to keep valuations relatively low as a risk control measure. At the same time, there is currently very little valuation difference between traditional value stocks and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio currently has a bit more of a growth tilt.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +6.02%
1 year                                                                +7.23%
Since inception (2/4/04)                                              +9.05%

at March 31, 2006

6 months*                                                             +6.59%
1 year                                                               +10.94%
Since inception (2/4/04)                                              +9.37%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 30.4%
Energy                                                                     12.5%
Information Technology                                                     10.3%
Industrials                                                                 9.2%
Consumer Discretionary                                                      8.7%
Health Care                                                                 7.7%
Telecommuncation Services                                                   7.2%
Consumer Staples                                                            7.1%
Utilities                                                                   3.6%
Materials                                                                   3.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                PERCENT            VALUE
                                            (OF NET ASSETS)  (AT FEB. 28, 2006)
Exxon Mobil                                       4.2%           $727,875
Bank of America                                   4.1             708,291
Citigroup                                         3.3             566,549
American Intl Group                               2.9             502,743
Pfizer                                            2.7             473,278
Altria Group                                      2.3             392,790
Verizon Communications                            2.1             359,106
ConocoPhillips                                    2.1             358,567
Wells Fargo & Co                                  2.0             340,966
JPMorgan Chase & Co                               1.9             324,389

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        27.6% of portfolio assets.

--------------------------------------------------------------------------------
36  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Growth Fund (formerly AXP VP - Equity Select Fund)

Below, portfolio manager Duncan Evered discusses the results and positioning for RiverSource VP - Mid Cap Growth Fund for the first half of the 2006 fiscal year.

On March 17, 2006, the assets of RiverSource VP - Strategy Aggressive Fund were merged into RiverSource VP - Mid Cap Growth Fund. This reorganization was completed after shareholders of RiverSource VP - Strategy Aggressive Fund approved the merger plan on Feb. 15, 2006.

Q: How did RiverSource VP - Mid Cap Growth Fund perform for the six-month period ended Feb. 28, 2006?

A: RiverSource VP - Mid Cap Growth Fund rose 5.72% for the six months ended Feb. 28, 2006. The Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index), advanced 9.69% for the period. The Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, was up 11.14% for the same time frame.

Q:    What factors significantly affected performance?

A: During the period, mid-cap stocks advanced strongly, outperforming their large-cap peers. Within the mid-cap universe, growth stocks outpaced value stocks. While favorable results from mid-cap stocks were beneficial to investors, the Fund did not keep pace with such a strong advance.

      Stock selection was primarily responsible for the Fund underperforming its benchmark, the Russell Index. This largely stemmed from selection in the health care area. Three significant individual detractors within the health care sector were Diagnostic Products, Kinetic Concepts and Dendrite Intl.

      Diagnostic Products suffered from a disruption in its manufacturing capabilities and earnings results fell short of analyst expectations for two consecutive quarters. Kinetic Concepts, a medical device maker, declined on news that Medicare had revised its reimbursement codes, eliminating a competitive advantage for the company's wound healing product. Although we believe the company can overcome this obstacle, the news was unexpected and the stock moved significantly lower. Kinetic Concepts is inexpensively priced, and we believe we have a good understanding of both physician acceptance of its key product and the opportunities to resolve the reimbursement issues. Dendrite Intl, a provider of sales management software for the pharmaceutical industry, declined in December when its management released a fourth quarter sales and earnings outlook that fell far short of Wall Street's expectations. We have reduced the position size of our holdings for these health care stocks, but all remain in the portfolio.

      On the positive side, individual contributors included Fastenal, Express Scripts and Martin Marietta Materials. Fastenal is a retail and wholesale distributor of various construction and manufacturing materials, such as nuts, bolts and fasteners. The company operates approximately 1,400 small stores nationwide and, in our opinion, benefits from good logistics management and high levels of customer service. The chain has continued to deliver strong comparable same-store sales. In addition, some economic data suggests that the manufacturing sector is continuing to expand. Since Fastenal is closely tied to manufacturing, we believe the company is well-positioned to benefit. Express Scripts manages pharmaceutical prescription plans for corporations. As companies try to reduce drug costs, this company is poised to benefit from trends such as increased use of generics and mail order Rx prescriptions, both of which contribute to the company's margins. Martin Marietta Materials provides granite, limestone and other aggregates for the construction industry. Increased construction in the southeast has spurred demand for its products and the company remains attractive based on our valuations for future growth.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Mid Cap Growth Fund                                    +5.72%
Russell Midcap(R) Growth Index(1) (unmanaged)                           +9.69%
Lipper Mid-Cap Growth Funds Index(2)                                   +11.14%

(1) The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  37
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

      The Fund's sector allocations also detracted from performance, although to a lesser extent than stock selection. A larger-than-Russell Index position in energy, which had been beneficial throughout the majority of 2005, proved disadvantageous during this six-month period. In particular, February was a difficult month for energy stocks due to high natural gas inventories and an unusually warm winter. Similarly, a below-Russell Index weighting in financials that was advantageous in much of 2005 hindered performance during this six-month reporting period. Although we have maintained some exposure to the financial services sector by holding information technology companies that serve the financial industry, in general the Fund's financials allocation has been below that of the Russell Index for several years.

      Conversely, a lower-than-Russell Index position in the consumer discretionary sector was beneficial as rising interest rates, a softening real estate market and high energy prices contributed to a less favorable environment for consumers.

Q:    What changes did you make during the six months?

A: We slightly trimmed the energy and consumer weightings and increased the technology weighting. The portfolio currently has lower-than-Russell Index positions in the consumer and industrials areas, with larger-than-Russell Index positions in health care, energy and technology.

      Looking at the consumer discretionary sector, we are concerned about the potential impact on consumers' ability to spend due to higher interest rates, a weaker housing market and continued high energy prices.

      Within the health care sector, we have focused on individual companies that fit well within the Fund's strategy. In addition, because the health care sector is less sensitive to economic activity, we believe these stocks could perform well in the coming year if economic growth and corporate earnings slow.

      We remain positive about the long-term trends for energy stocks, particularly energy services stocks. Global demand continues to increase, particularly from China and India, and high energy prices are a catalyst for increased energy exploration.

      In the technology sector, we see some signs that corporate technology budgets could be less constrained in 2006 than they were in 2005. Increased spending would create a more productive environment for the technology sector.

Q:    How are you positioning the Fund for the current environment?

A: We strive to identify the best up-and-coming medium-sized companies in the U.S. We generally focus on companies between $2 and $12 billion in market capitalization with average growth rates of 15% or more, while remaining fully invested and having relatively low turnover within the Fund. Our commitment to this strategy remains consistent through changing market environments.

      We think that, in general, U.S. equities are likely to deliver modest gains in 2006, but we believe there are opportunities for the small and mid-cap area to perform better than the broader market. With the consumer facing some obstacles and the tailwind of home equity wealth creation behind us, we think the economy should continue to grow in 2006, but at a more moderate pace.

      In the first two months of calendar year 2006, holding small- and mid-cap stocks was beneficial. It is hard to predict whether that environment will continue, but we still see potential advantages for mid-cap stocks. We believe mid-cap stocks retain their valuation advantage over small-cap stocks, which have already had six years of outperformance. Compared to large-cap stocks, we believe mid-cap stocks have an earnings edge, because it is quite a challenge for really large companies to achieve meaningful earnings growth. In short, mid-cap stocks are typically past the start-up costs and operational challenges of small companies, but still have potential to deliver very strong earnings growth.


--------------------------------------------------------------------------------
38  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +5.72%
1 year                                                               +16.79%
3 years                                                              +15.92%
Since inception (5/1/01)                                              +5.24%

at March 31, 2006

6 months*                                                             +6.74%
1 year                                                               +20.12%
3 years                                                              +17.24%
Since inception (5/1/01)                                              +5.72%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                     24.5%
Health Care                                                                22.1%
Consumer Discretionary                                                     14.2%
Energy                                                                     12.9%
Industrials                                                                10.3%
Financials                                                                  5.9%
Materials                                                                   5.3%
Consumer Staples                                                            2.5%
Short-Term Securities                                                       2.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT              VALUE
                                       (OF PORTFOLIO ASSETS) (AT FEB. 28, 2006)
Fastenal                                       3.3%             $8,717,364
Martin Marietta Materials                      3.1               8,144,760
Legg Mason                                     3.1               8,087,439
Paychex                                        2.7               6,942,027
Whole Foods Market                             2.6               6,676,163
Robert Half Intl                               2.5               6,632,232
Williams-Sonoma                                2.5               6,595,497
Techne                                         2.5               6,459,214
Diagnostic Products                            2.4               6,260,663
Fair Isaac                                     2.3               6,003,623

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        27.0% of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  39
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Value Fund (formerly AXP VP - Mid Cap Value Fund)

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Mid Cap Value Fund perform for the six months ended Feb. 28, 2006?

A: RiverSource VP - Mid Cap Value Fund gained 10.20% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Russell Midcap(R) Value Index, which advanced 8.18% during the same period. The Fund also outperformed the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, which rose 6.67% over the same time frame.

Q:    What factors most significantly affected the Fund's performance?

A: Contributing most to the Fund's semiannual performance was its industry selection within the transportation sector. Specifically, the Fund had a significant allocation to the rail and airline industries, which performed well during the six months, despite high fuel costs. The Fund had only a moderate exposure to the automobile industry, which performed poorly. Within transportation, Fund holdings AMR and CSX were particularly strong individual stock performers. Stock selection within the technology sector further boosted the Fund's results, with Tellabs and Rockwell Automation among the Fund's top performers for the period. The Fund also benefited during the six months from holding only modest positions in the utilities and consumer staples sectors and a more sizable exposure to the basic materials sector. Stock-picking within the financials sector also proved effective.

      The Fund's modest exposure to the poorly performing health care sector helped, however this weighting benefit was more than offset by our stock selection within the sector. The Fund's sizable allocation to Tenet Healthcare detracted most. Tenet Healthcare was in the midst of a long-term turnaround when it got hit by the impact of the Gulf Coast hurricanes, being forced to shut down several of its hospitals in the area. A modest position in the managed care industry within the health care sector also hurt the Fund's performance, especially having only a small holding in Humana.

Q:    What changes did you make to the Fund during the period?

A: During the semiannual period, we increased the Fund's position in managed care company Humana and also either established positions or added to positions in select specialty pharmaceutical and generic drug companies. We liked these stocks for their relative valuations and for what we believe to be their positive prospects from Medicare provisions.

      We reduced the Fund's positions both in financial services, particularly eliminating some regional bank holdings, and in utilities, based on their respective valuations and performance prospects. We redeployed most of these assets into technology, with a focus on semiconductor and communications equipment companies.

Q:    How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow and even regain the strength temporarily lost due to the devastation caused by Hurricanes Katrina and Rita. Indeed, we believe the pace of U.S. economic expansion is likely to remain robust in 2006, especially in the first half, reflecting solid gains in consumer spending, government spending and business fixed investment. Thus, in our view, the Federal Reserve Board will likely continue to raise short-term interest rates for the near term, raising the targeted federal funds rate from its current 4.5%.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Mid Cap Value Fund                             +10.20%
Russell Midcap(R) Value Index(1) (unmanaged)                     +8.18%
Lipper Mid-Cap Value Funds Index(2)                              +6.67%

(1) The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks in the Index are also in the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
40  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Value Fund

      Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. We expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and higher labor costs. Still, we will stay disciplined to our deep value style of investing. We will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

      Finally, we remain optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, as rhetoric surrounding inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Further, companies are continuing to increase either or initiate dividend payments. As of Feb. 28, 2006, nearly 78% of Standard & Poor's 500 Index (S&P 500) companies, or 387 companies, paid dividends. That was up from 70%, or 350 companies, in 2003 when federal tax legislation was passed providing favorable income tax treatment to qualified dividend income from equity securities. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                            +10.20%
Since inception (5/2/05)                                             +24.20%

at March 31, 2006

6 months*                                                            +12.34%
Since inception (5/2/05)                                             +28.12%

*     Not annualized.


--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                                                                20.3%
Financials                                                                 18.5%
Energy                                                                     12.1%
Consumer Discretionary                                                     11.3%
Materials                                                                   8.8%
Information Technology                                                      8.4%
Short-Term Securities                                                       7.4%
Utilities                                                                   6.1%
Health Care                                                                 2.6%
Consumer Staples                                                            2.5%
Telecommunication Services                                                  1.7%
Telecommunication                                                           0.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT                VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
GlobalSantaFe                                   2.8%              $865,185
Aon                                             2.3                702,562
ACE                                             1.9                594,192
Eaton                                           1.8                575,335
XL Capital Cl A                                 1.8                567,420
American Standard Companies                     1.6                506,743
Ingersoll-Rand Cl A                             1.5                475,045
CSX                                             1.5                456,387
Weatherford Intl                                1.5                456,123
Pioneer Natural Resources                       1.4                447,290

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        18.1% of portfolio assets.

--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  41
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - New Dimensions Fund (formerly AXP VP - New Dimensions Fund)

On Oct. 17, 2005, RiverSource Investments' Large Cap Equity Team, led by portfolio managers Bob Ewing and Nick Thakore, began managing the RiverSource VP
- New Dimensions Fund. On March 17, 2006, the assets of RiverSource VP - New Dimensions Fund were merged into RiverSource VP - Large Cap Equity Fund. This reorganization was completed after shareholders approved the merger plan on Feb. 15, 2006.

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss the Fund's positioning and results for the first half of fiscal year 2006.

Q: How did RiverSource VP - New Dimensions Fund perform for the semiannual period?

A: RiverSource - VP New Dimensions Fund advanced 5.39% for the six months ended Feb. 28, 2006. The Fund underperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500 Index), which increased 5.93% and the Russell 1000 Index (Russell Index), which rose 6.20%. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 6.51% during the same timeframe. The Fund's previous peer group, the Lipper Large-Cap Growth Funds Index, gained 6.28% for the period.

Q:    What factors had a significant impact on relative performance?

A: The stock market advanced strongly during the period, as U.S. economic growth remained solid and corporate earnings reports were largely favorable. However, energy prices remained high, inflationary concerns resurfaced and consumers faced obstacles such as higher interest rates and a softening housing market.

      Although the Fund's stock selection was strong relative to the Russell Index, sector weightings had a negative impact on performance. The Fund's results were particularly weak in October and November, but strengthened during the remainder of the period.

      Effective stock selection in technology and health care added to the Fund's performance. The Fund's holdings in the telecommunications services and consumer discretionary sectors trailed their respective sectors in the Russell Index.

      A lower-than-Russell Index position in the financials sector also hampered results, with the bulk of this impact occurring early in the period when the Fund had a larger underweight positioning.

      Individual contributors to the Fund's performance included larger-than-Russell Index positions in Google, Pfizer, Nokia, Apple and SanDisk. Google has delivered tremendous earnings growth and we believe it is a great growth story with a reasonable valuation, although we reduced our position during the period in anticipation of some short-term weakness in business trends. Pfizer, which we held in our belief that much of the identified risks were reflected in the stock price, advanced on a favorable ruling on Lipitor regarding its patent. Cell phone maker Nokia was also a major contributor, advancing on both improving margins and recovery of global market share. Apple performed very well, surprising investors with the strength of its iPod franchise as well as growth in other areas. SanDisk has benefited from strong demand for its computer Flash memory cards which are used in cameras, MP3 players, video games and other consumer electronics. Both Apple and SanDisk were significant holdings under the Fund's

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - New Dimensions Fund                            +5.39%
Russell 1000(R) Index(1) (unmanaged)                            +6.20%
S&P 500 Index(2) (unmanaged)                                    +5.93%
Lipper Large-Cap Core Funds Index(3)                            +6.51%
Lipper Large-Cap Growth Funds Index(4)                          +6.28%

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance was measured against this index (since Nov. 1, 2005) for purposes of determining the performance incentive adjustment.

(4) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance was measured against this index (through Oct. 31, 2005) for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
42  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund

      previous management and most of the positive contribution occurred before we began managing the Fund. Although these stocks have exhibited great growth, our view has been that valuations reflect this.

      Detractors from performance included larger-than-Russell Index positions in Pulte Homes, Comcast, Apache, ConocoPhillips and Microsoft. Homebuilders such as Pulte Homes did not perform well amid a weaker outlook for the housing market and concerns about U.S. consumers. We reduced exposure to this group when we began managing the Fund. Comcast, along with other cable companies came under pressure during the period as competitive fears emerged and they surprised investors by increasing capital spending. Most of the impact from Apache, an oil and gas company, occurred before the Fund's transition as the environment for commodities became a little softer. ConocoPhillips also suffered from weaker commodity prices. In addition, the market was concerned about some of the company's proposed acquisitions. Microsoft, as a large-cap technology company, is reaching maturity and coming under valuation pressure as growth expectations have been reduced. Although we owned Microsoft at the end of the period, it was a larger position during 2005.

Q:    What changes did you make to the Fund during the period?

A: During the transition to the Fund's new investment strategy, we made substantial changes to the portfolio. Previously, the Fund's technology weighting was significantly larger than the Russell Index. We moved the weighting much closer to the Russell Index. As discussed above, we increased the Fund's exposure to financial stocks. We added to the Fund's telecommunications holdings because we believe there is still a great deal of opportunity in that area. We also reduced the Fund's health care weighting, particularly a number of health care services stocks, which we believe have little upside due to their full valuation.

      To summarize the positioning after these changes, the Fund had larger-than-Russell Index positions in telecommunications services and health care, with smaller-than-Russell Index positions in financials, industrials, technology and utilities. All other sectors were positioned relatively close to the Russell Index.

      In terms of individual stocks, we made significant purchases of telecommunications firm Sprint Nextel, U.K. cable company NTL, insurance company AIG (American Intl Group), pharmaceutical firm Pfizer, large regional bank Wells Fargo & Co. and oil companies Exxon Mobil and Chevron. We reduced the portfolio's holdings of retailer Target and aerospace firm Boeing.

Q: Given that the Fund was merged into the RiverSource VP - Large Cap Equity Fund as of March 17, 2006, how have you positioned that Fund for the current environment?

A: Although we invest the Fund on a bottom-up basis, some themes have emerged. Our larger positions tend to be companies that are less exposed to the economic cycle and more attractive valuations relative to their growth outlook. With the U.S. economic cycle fairly advanced, economic and earnings growth could decelerate in 2006. In such an environment, we think it makes sense to be more exposed to stocks that have more stability to their earnings growth. Secondly, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. Compared to small- and mid-cap stocks, large stocks appear inexpensive. Finally, at this time there is very little valuation difference between traditional value and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio has a bit more emphasis on growth than it typically would.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  43
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Dec. 31, 2005

6 months*                                                             +4.97%
1 year                                                                +1.30%
3 years                                                               +9.21%
5 years                                                               -3.26%
Since inception (5/1/96)                                              +6.37%

at Feb. 28, 2006

6 months*                                                             +5.39%
1 year                                                                +6.40%
3 years                                                              +11.11%
5 years                                                               -0.75%
Since inception (5/1/96)                                              +6.57%

*     Not annualized.

On March 17, 2006, the assets of RiverSource VP - New Dimensions Fund were merged into RiverSource VP - Large Cap Equity Fund.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 18.5%
Health care                                                                13.8%
Information Technology                                                     13.1%
Consumer Discretionary                                                     12.0%
Telecommunication Services                                                  9.5%
Energy                                                                      8.6%
Consumer Staples                                                            8.5%
Industrials                                                                 7.9%
Short-Term Securities**                                                     3.4%
Materials                                                                   2.4%
Utilities                                                                   2.3%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 3.4%, 0.6% is due to security lending activity and 2.8% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                               PERCENT              VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Sprint Nextel                                    4.4%            $80,678,827
Exxon Mobil                                      3.2              57,669,347
Pfizer                                           2.8              51,902,712
NTL                                              2.8              51,144,905
Cisco Systems                                    2.2              40,129,383
Bank of America                                  2.2              39,739,021
American Intl Group                              2.2              39,535,164
General Electric                                 2.0              37,132,944
Altria Group                                     1.9              34,342,460
Citigroup                                        1.6              28,536,422

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        25.3% of portfolio assets.


--------------------------------------------------------------------------------
44  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - S&P 500 Index Fund (formerly AXP VP - S&P 500 Index Fund)

Below, portfolio manager David Factor discusses RiverSource VP - S&P 500 Index Fund's results and positioning for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - S&P 500 Index Fund perform for the six months ended Feb. 28, 2006?

A: RiverSource VP - S&P 500 Index Fund rose 5.67% for the six months ended Feb. 28, 2006. The Fund underperformed its benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index), which advanced 5.93% during the same period. The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 5.79% during the same time frame.

      Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.50% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See page 111.)

Q:    What market factors most significantly affected Fund performance?

A: The ability of the U.S. economy to maintain solid growth despite high energy prices, the steady rise in short-term interest rates and other headwinds underpinned the Fund's performance during the semiannual period.

      As representatives of the broad U.S. market, the stocks of the S&P 500 Index largely reflected the interplay of a number of conflicting forces at work in the market. The ongoing strength of the economy both domestically and globally was partially offset by expectations that corporate earnings growth would slow as the economic cycle continued to mature. Rising interest rates and inflation added to the anxiety.

      During the early months of the semiannual period, persistently high energy prices in the aftermath of the Gulf Coast hurricanes became a major concern, tempering the market's repeated attempts to hold higher ground and tending to keep stocks in a relatively narrow trading band. When Alan Greenspan retired as chairman of the Federal Reserve Board (the Fed) at the end of January and new chairman Ben Bernanke was sworn in on February 1, the future direction of Fed monetary policy became more of an issue, as did attempts to forecast when the Fed would end its long series of interest rate increases. In view of the uncertain outlook, investors continued to prefer stocks demonstrating sustainable earnings growth and strong balance sheets.

Q: Which equity sectors and securities affected the S&P 500 Index's performance most during the six months?

A: Financials and industrials were the best performing sectors, with financials, the largest sector in the Index with a weighting of 21.2% at the end of February, making the largest contribution to semiannual returns. Financials also dominated the list of top performing industries, with capital markets, diversified financial services, insurance and commercial banks the biggest contributors to total return. The communications equipment industry was a strong performer as well. On the other hand, consumer discretionary and utilities were the two weakest sectors. Diversified consumer services, health care equipment & supplies, oil, gas & consumable fuels, automobiles, media and semiconductors & semiconductor equipment were the industries that detracted most.

      Among the individual stocks in the S&P 500 Index, JPMorgan Chase & Co., American International Group, Citigroup and Merrill Lynch & Co. -- each giants in the financials sector -- as well as Apple Computer of the information technology sector contributed most to return during the six-month period. Underperformers included electronics bellwether Intel, computer systems maker Dell, health care leader Johnson & Johnson, oil and gas giant Chevron and media conglomerate Comcast.

      As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore, had a similar effect on the Fund.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - S&P 500 Index Fund                             +5.67%
S&P 500 Index(1) (unmanaged)                                    +5.93%
Lipper S&P 500 Objective Funds Index(2)                         +5.79%

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  45
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

Q:    What changes were made to the Fund during the period?

A: The Fund strives to stay fully invested in the stocks that make up the S&P 500 Index, and we attempt to replicate the Index's performance. Standard & Poor's rebalances the S&P 500 Index each quarter, and we align the Fund's portfolio on that timetable as well.

      During the semiannual period, Standard & Poor's made 13 additions and 12 deletions to the S&P 500 Index. (The difference between additions and deletions occurred because S&P 500 Index member Gillette was acquired by Procter & Gamble, another Index stock.) We made the same changes within the Fund. Some of the additions came from companies that grew in capitalization beyond the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks. Others were the result of mergers and acquisitions or corporate restructurings. Conversely, deletions typically result from mergers and acquisitions or financial reversals.

      Companies added to the S&P 500 Index and Fund included our own parent company Ameriprise Financial, online retailer Amazon.com, homebuilder Lennar, upscale grocery Whole Foods Market, cosmetics giant Estee Lauder Companies and generic drug manufacturer Barr Pharmaceuticals. Deletions from the Index included such well-known names as AT&T, Georgia Pacific and Reebok International.

      In addition to these customary changes, we fully implemented Standard & Poor's new "full float adjusted" methodology in September with the third quarter of 2005 index rebalance. Historically, the S&P 500 Index has been a market-capitalization weighted index, meaning that index composition is weighted according to the prices and total number of outstanding shares of each of its component stocks. Under the new methodology, the Index has been reconfigured to reflect the elimination of shares not actively traded, such as certain shares held by company insiders. Implementation of the full float adjusted methodology had minimal impact on the Fund's portfolio. It resulted in slightly more turnover and increased the Fund's liquidity. Portfolio turnover during the six-month period was just 3%.

Q:    How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in stocks that make up the S&P 500 Index, as we strive to mirror the performance of the Index.

      Broadly speaking, our near-term view for U.S. equities remains positive. Modest price appreciation and robust earnings growth during the past year or so have reduced stock valuations to attractive levels. Merger and acquisition activity is likely to continue to be robust, as larger companies flush with cash pursue growth externally. Corporate balance sheets remain strong, with some $2 trillion of cash available to companies within the S&P 500. We also remain optimistic about dividend-paying stocks. As of Feb. 28, 2006, nearly 78% of Standard & Poor's 500 Index (S&P 500) companies, or 387 companies, paid dividends. That was up from 70%, or 350 companies, in 2003 when federal tax legislation was passed providing favorable income tax treatment to qualified dividend income from equity securities.

      Recent data suggests that the economy began 2006 with some upward momentum. In particular, consumer spending, which accounts for 70% of gross domestic product, appeared poised for a rebound early in the year. However, the risk of higher inflation has increased as unit labor costs have increased. We are concerned that the prolonged elevation of energy prices may provide the catalyst for companies to pass through higher prices to their customers. If that were to occur, higher inflation and, in turn, higher interest rates could cause consumer spending, housing and business investment to slow considerably in late 2006 or early 2007. Indeed, while first quarter 2006 gross domestic product is expected to bounce back from fourth quarter 2005 weakness, data on existing home sales for January already came in below expectations. In such an environment, we believe larger companies are likely to hold their value better than smaller ones.


--------------------------------------------------------------------------------
46  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +5.67%
1 year                                                                +7.86%
3 years                                                              +16.49%
5 years                                                               +1.84%
Since inception (5/1/00)                                              -1.28%

at March 31, 2006

6 months*                                                             +6.12%
1 year                                                               +11.16%
3 years                                                              +16.60%
5 years                                                               +3.43%
Since inception (5/1/00)                                              -1.06%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 21.2%
Information Technology                                                     15.0%
Health Care                                                                13.2%
Industrials                                                                11.3%
Consumer Discretionary                                                     10.3%
Energy                                                                      9.5%
Consumer Staples                                                            9.3%
Utilities                                                                   3.4%
Telecommunication Services                                                  3.2%
Materials                                                                   2.9%
Short-Term Securities                                                       0.7%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                               PERCENT              VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Exxon Mobil                                      3.2%             $12,076,926
General Electric                                 3.0               11,353,988
Microsoft                                        2.1                8,050,472
Citigroup                                        2.0                7,669,181
Bank of America                                  1.8                6,961,865
Procter & Gamble                                 1.7                6,566,710
Pfizer                                           1.7                6,311,213
American Intl Group                              1.5                5,628,987
Johnson & Johnson                                1.5                5,606,750
Altria Group                                     1.3                4,894,305

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        19.8% of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  47
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Select Value Fund (formerly AXP VP - Partners Select Value
Fund)

RiverSource VP - Select Value Fund rose 2.37% for the six months ended Feb. 28, 2006, underperforming the 7.46% return of the Russell 3000(R) Value Index. The Fund also underperformed its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which advanced 6.17% for the period.

RiverSource VP - Select Value Fund is managed by GAMCO Asset Management, Inc., an independent asset management firm that is wholly-owned by GAMCO Investors, Inc. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of all sizes.

Q:    What factors most significantly impacted performance for the period?

      GAMCO: Our objective is to achieve solid returns by purchasing holdings that are selling at a discount to intrinsic value. We tend to focus on areas of core competency, and our weightings in specific sectors are a byproduct of our stock selection.

      While long-term returns have been solid, the Fund underperformed during the most recent semiannual period. We were specifically hurt during the period by a large position in consumer discretionary stocks and smaller positions in energy, natural resources and utilities stocks. Specifically, newspaper and broadcasting stocks performed poorly as earnings fell short of estimates and investors became concerned that valuations would contract due to competition from cable and Internet advertising. Going forward, the inventory for advertising should tighten, and we believe the earnings prospects of newspaper and broadcasting companies will improve. We also expect industry consolidation to continue. In addition, industrial stocks continued to outperform, with Flowserve, Thomas & Betts, Sequa and Chemed all performing substantially well during the period.

Q:    What changes were made to the portfolio during the period and why?

      GAMCO: Qwest rose sharply during the period, and we took some profits with the stock. Neiman Marcus was removed from the portfolio as its acquisition by leveraged buyout groups closed. We also added shares of Rogers Communications, Commonwealth Telephone Enterprises, Topps, McGraw-Hill Companies, Newmont Mining and Rolls-Royce Group. Rolls Royce is in the jet engine business, and China has plans to spend $200 billion during the next 10 years on commercial aircraft. Estimates are that 2,300 planes will connect 30 cities the size of Chicago within China.

Q:    How are you positioning the portfolio going forward?

      GAMCO: We expect some slowing of U.S. economic growth in 2006, as housing appears to be cooling and consumers need to rebuild their balance sheets. Higher energy prices should also have some negative impact on economic activity, both at the consumer level and in terms of corporate profits. We expect corporate profits to grow at a single-digit percentage rate in 2006. Core inflation remains at approximately 2%.

      We expect that merger and acquisition activity will continue to add value to the portfolio. Specifically, within the utility industry, merger and acquisition activity is picking up steam. PUHCA, the Public Utility Holding Company Act, has been repealed, setting the stage for substantial new mergers and acquisitions in that industry. In the coming months, we see many opportunities to purchase cash-generating franchises at a significant discount from private market value and will continue to do so.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Select Value Fund                              +2.37%
Russell 3000(R) Value Index(1) (unmanaged)                      +7.46%
Lipper Multi-Cap Value Funds Index(2)                           +6.17%

(1) The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
48  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Select Value Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +2.37%
1 year                                                                +5.74%
Since inception (2/4/04)                                              +8.70%

at March 31, 2006

6 months*                                                             +5.76%
1 year                                                                +9.69%
Since inception (2/4/04)                                              +9.76%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                     28.7%
Industrials                                                                20.9%
Consumer Staples                                                           11.1%
Short-Term Securities                                                      11.0%
Health Care                                                                 6.2%
Energy                                                                      4.9%
Utilities                                                                   4.7%
Telecommunications Services                                                 4.1%
Materials                                                                   3.2%
Information Technology                                                      3.1%
Financials                                                                  2.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                               PERCENT              VALUE
                                       (OF PORTFOLIO ASSETS) (AT FEB. 28, 2006)
Thomas & Betts                                   2.2%             $590,400
Cablevision Systems Cl A                         2.2               577,499
Crane                                            2.2               577,349
General Mills                                    1.9               492,499
US Cellular                                      1.8               478,065
ITT Inds                                         1.8               472,500
Cooper Inds Cl A                                 1.6               418,500
Ferro                                            1.3               341,360
Chevron                                          1.3               330,860
Honeywell Intl                                   1.2               327,600

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        17.5% of portfolio assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  49
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Short Duration U.S. Government Fund (formerly AXP VP - Short Duration U.S. Government Fund)

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP - Short Duration U.S. Government Fund's results and positioning for the six months ended Feb. 28, 2006.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the semiannual period ended Feb. 28, 2006?

A: RiverSource VP - Short Duration U.S. Government Fund rose 0.78% for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 0.73%. The Fund also outperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 0.74% over the same time frame.

Q: What factors most significantly affected Fund performance during the semiannual period?

A: Returns for the Fund and the Lehman Index were positive but modest. Overall, fixed income market performance was muted during the semiannual period by sharply rising interest rates, particularly in short-term securities. Interest rates rose during the period largely in reaction to continued policy tightening by the Federal Reserve Board (the Fed), which hiked interest rates four more times, bringing the targeted federal funds rate to 4.50% by the end of February 2006. Rates also rose in response to signs that economic growth had rebounded strongly in the third calendar quarter and looked to be gaining momentum into the fourth quarter and 2006.

      Counterbalancing these fixed income market headwinds, core inflation was modest, foreign demand for U.S. assets remained strong and the Fed made changes to its policy statement that seemed to open the door for a pause or a stop in its rate hikes in the near future. These factors kept yields on longer-term bonds fairly contained, prompting a slight inversion of the yield curve between two-year and ten-year Treasury notes. An inversion occurs when short-term interest rates are higher than long-term rates.

      In general, the Fund's performance benefited from its sizable allocation to non-Treasury sectors, as high quality sectors, such as agencies, mortgage-backed securities, commercial mortgage-backed securities (CMBS) and asset-backed securities, each outperformed Treasuries during the six months ended Feb. 28, 2006. The Fund's significant exposure to mortgage-backed securities particularly helped results. Indeed, while struggling early in the semiannual period due to higher interest rates and weak investor demand, the mortgage sector then produced its best performance in five years in January and February 2006. The Fund's positioning in mortgages boosted its results relative to the Lehman Index during the period as the Lehman Index contains no mortgage-backed securities. These mortgage-backed securities generally outperformed both U.S. Treasuries and agencies during the period, which are components of the Lehman Index.

      The Fund's position in Treasury Inflation Protected Securities (TIPS) further helped its results, as TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the semiannual period.

      The Fund's yield curve flattening bias helped as well, as the yield curve did indeed continue to flatten during the six months. This means that the difference in yields between short-term maturities and longer-term maturities narrowed. However, as rates rose during the period, this positive was partially offset by the detracting effect of the Fund's comparatively longer duration positioning, particularly in the longer-term part of the yield curve. Duration is a measure of the Fund's sensitivity to changes in interest rates.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Short Duration U.S. Government Fund            +0.78%
Lehman Brothers 1-3 Year Government Index(1) (unmanaged)        +0.73%
Lipper Short U.S. Government Funds Index(2)                     +0.74%

(1) The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
      2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

An investment in VP - Short Duration U.S. Government Fund is not insured or guaranteed by the U.S. government.


--------------------------------------------------------------------------------
50  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

Q: What changes did you make to the Fund's portfolio during the period and how is it currently positioned?

A: We added to the Fund's allocation to mortgage-backed securities -- primarily in current coupon 30-year mortgages and adjustable rate mortgage
      (ARMs) -- upon weakness in the sector. Indeed, we became slightly more aggressive in our positioning within the mortgage-backed sector. We had started to see better value in these securities, and we believed they looked increasingly attractive, especially in a rising rate environment. When mortgages began to rebound in the latter part of the reporting period, as mentioned earlier, this strategy proved prudent.

      We sold the Fund's TIPS holdings, as these securities reached the price targets we had set for them. We also began to reduce the portfolio's sensitivity to changes in interest rates.

Q:    How do you intend to manage the Fund in the coming months?

A: We intend to position the Fund for ongoing U.S. economic expansion and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets for some time. We expect the combination of solid economic growth and higher inflation risks to push the Fed to raise rates higher than is implied by prevailing bond yields. We believe the recent yield curve inversion -- and the resultant fears of an impending recession -- are fleeting and generally not supported by recent economic data. For this reason, yield curve bias will no longer be a significant part of our strategy. Though we believe the Fed is likely to pause when the targeted federal funds rate reaches 5% or so, we also believe the economy will continue to expand at a brisk pace for at least the first three quarters of 2006. Strong economic growth -- and little excess productive capacity -- will, in our view, force a revival of inflation pressures, in turn putting upward pressure on longer-term interest rates.

      Given the strong performance of mortgage-backed securities toward the end of the semiannual period, we intend to sell some of the Fund's positions in mortgages, taking profits. We also intend to shift back toward our more defensive positioning within the sector, with an emphasis on premium coupons, 15-year mortgages, and attractively structured hybrid ARMs and collateralized mortgage obligation (CMOs). We intend to maintain the Fund's sizable positions in CMBS and asset-backed securities, as high quality yield enhancers.

      We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Obligations & Agencies                                     43.3%
Mortgage-Backed*                                                           42.8%
Short-Term Securities*                                                     11.3%
Asset-Backed                                                                1.5%
Commercial Mortgage-Backed                                                  1.1%

* Of the 42.8%, 5.6% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +0.78%
1 year                                                                +2.16%
3 years                                                               +1.26%
5 years                                                               +2.93%
Since inception (9/15/99)                                             +3.91%

at March 31, 2006

6 months*                                                             +0.80%
1 year                                                                +2.08%
3 years                                                               +1.16%
5 years                                                               +2.75%
Since inception (9/15/99)                                             +3.82%

*     Not annualized.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  51
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Advantage Fund (formerly AXP VP - Small Cap Advantage
Fund)

RiverSource VP - Small Cap Advantage Fund advanced 8.86% for the six months ended Feb. 28, 2006, underperforming the Fund's benchmark, the Russell 2000(R) Index (Russell Index), which rose 10.24% for the same time frame. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, advanced 9.73% during the period.

Small-cap stocks suffered weaker results in October 2005 and February 2006. However, small-cap stocks performed particularly well in January and led the U.S. equity markets for the full six months. Within the small-cap universe, growth stocks surpassed value stocks, although both delivered very attractive returns.

The Fund is primarily managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management in Minneapolis. Dimitris Bertsimas and Jonathan Calvert with RiverSource Investment's Cambridge office, a quantitative investing office, manage less than 20% of the Fund assets. Each team employs a separate and distinct small company equity selection process. Hurwitz and Kelley have been portfolio managers since the Fund's inception in 1999.

Q:    What factors significantly affected the Fund's performance?

      HURWITZ AND KELLEY: Stock selection was the most important factor affecting performance for the portion of the Fund we manage.

      In our segment of the portfolio, the best performance was in consumer cyclical stocks, where several consumer product companies such as Water Pik Technologies and SCP Pool were strong performers and made significant positive contributions to the Fund's return. In business services, WESCO International, an electrical products distribution company, reported excellent sales growth and advanced sharply during the period. Another strong performer, real estate services firm Jones Lang LaSalle, benefited from the generally favorable commercial real estate market and reported favorable results for 2005.

      Stock selection in the consumer services group, including MoneyGram International, a provider of money transfer services, and Netflix, an online movie rental service, added to the Fund's return. Selection was also beneficial in several areas of the consumer staples sector where contributors included beverage company Hansen Natural and convenience store retailers The Pantry and 7-Eleven. Stock selection in the finance sector also added to return due to strong results in the property and casualty insurance and brokerage groups.

      On the other hand, stock selection in the biotechnology and technology sectors detracted from the Fund's performance. The Fund lagged the benchmark because we did not own a number of stocks that our computer models ranked as unattractive, but that performed extremely well in January's market rally. Based on our analysis, these stocks generally displayed poor earnings prospects and unfavorable valuations relative to other stocks in their industries.

      BERTSIMAS AND CALVERT: As small-cap stocks continued their cycle of outperformance during the period, the portion of the Fund that we manage slightly lagged its benchmark and peers.

      Looking at the results of our three quantitative models during the period, stocks selected by the momentum model tended to perform best relative to the Russell Index. Overall, the value model and the quality-adjusted value model lagged the Russell Index for the period. However, it is important to note that in periods when the small-cap universe struggled, such as October 2005 and February 2006, the quality-adjusted value model performed well against the Russell Index. This helped stabilize results during those difficult months.

      Since we keep the Fund's sector weightings fairly close to the Russell Index, results were largely driven by stock selection; however, a greater-than-Russell Index position in the energy sector was advantageous.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Small Cap Advantage Fund                             +8.86%
Russell 2000(R) Index(1) (unmanaged)                                 +10.24%
Lipper Small-Cap Core Funds Index(2)                                  +9.73%

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the Russell 3000 total market capitalization. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
52  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Advantage Fund

      Stock selection was quite strong in the telecommunications services, health care and industrials sectors. Results from two industrials stocks, Joy Global and USG were particularly notable. Both stocks were removed from the Russell Index last year; however, we continued to hold smaller positions because our models still considered the stocks attractive.

      The Fund's positioning in the technology sector detracted from return relative to the Russell Index. A smaller-than-Russell Index allocation was disadvantageous as the technology sector rallied during the six-month period. In addition, the technology stocks held by the Fund underperformed those in the Russell Index.

      Although health care stock selection was generally strong, Albany Molecular Research was a notable disappointment. The stock performed poorly amid concerns about generic competition for its Allegra antihistamine. We still hold it for its attractive valuation characteristics.

Q:    How would you describe your current investment strategy  and approach?

      HURWITZ AND KELLEY: Our goal is to find attractive small-cap growth and value holdings by using quantitative and qualitative analysis. We use a computer screening process to identify what we believe are the best investment opportunities in all sectors of the small-cap market. Our selection process favors companies with superior cash flow generation and attractive relative valuations. We invest in all sectors of the small-cap market and in order to avoid "top down" bets, we keep the Fund's weightings in all market sectors roughly equal to the Russell Index. We believe using a balanced strategy -- focused on valuation, earnings and price-related variables -- will produce consistent and attractive risk-adjusted returns over the long term.

      BERTSIMAS AND CALVERT: We manage the Fund using a quantitative approach designed to select a diversified portfolio of value and growth stocks that will perform well regardless of market conditions. During the past six months there were no significant changes to our processes. We continued to rely on our three models -- momentum, value and quality-adjusted value -- to select stocks for the portfolio. The Fund's sector weightings are a by-product of stock selection and during the period the stock selections of our models did not lead to any major shifts in the Fund's sector weightings.

Q:    How are you positioning the Fund going forward?

      HURWITZ AND KELLEY: Our strategy is to continue to select stocks one at a time. We strive to provide balanced exposure to both growth and value small-cap stocks, and we seek to manage risk by keeping sector weightings similar to the Russell Index.

      The current economic expansion is now in its fifth year and we believe it is in transition from consumer to corporate leadership. Corporate profit margins remain at historically high levels, but profit growth slowed throughout the last year. Inflation continues to creep higher and the Federal Reserve Board's (the Fed) tightening of monetary policy has finally produced a flattening yield curve, which is often a precursor to an economic slowdown. Finally, energy costs remain high and may hamper corporate or consumer spending.

      While earnings growth for small-cap companies is forecast to be quite strong, inflation and the Fed's interest rate policy are the principal risks to earnings growth and to small-cap stock performance in general. If the Fed's policy becomes overly restrictive and causes an economic "hard landing," there is considerable risk to small-cap earnings, which have been primarily responsible for small-cap stocks outperforming large-cap stocks the past several years.

      BERTSIMAS AND CALVERT: For the management of the portfolio, we rely entirely on the bottom-up stock selection of our quantitative models. We are confident that these models can continue to work in concert, regardless of the market conditions. We do not adjust the models based on our outlook for the markets or individual sectors. That being said, we do generally believe that the small-cap market continues to show strong momentum characteristics at the asset class level, and we are optimistic that the Fund can benefit from a favorable environment for small-cap stocks.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  53
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Advantage Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +8.86%
1 year                                                               +13.72%
3 years                                                              +27.79%
5 years                                                              +10.65%
Since inception (9/15/99)                                             +9.63%

at March 31, 2006

6 months*                                                            +13.61%
1 year                                                               +22.98%
3 years                                                              +29.37%
5 years                                                              +13.26%
Since inception (9/15/99)                                            +10.24%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 20.2%
Information Technology                                                     19.0%
Industrials                                                                16.6%
Health Care                                                                12.8%
Consumer Discretionary                                                     11.6%
Energy                                                                      5.7%
Materials                                                                   4.9%
Consumer Staples                                                            2.9%
Utilities                                                                   2.5%
Short-Term Securities                                                       2.4%
Telecommunication Services                                                  1.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                               PERCENT              VALUE
                                       (OF PORTFOLIO ASSETS) (AT FEB. 28, 2006)
St. Mary Land & Exploration                      0.6%             $1,467,687
Investment Technology Group                      0.6               1,417,658
iShares Russell 2000 Index Fund                  0.6               1,377,500
Vertex Pharmaceuticals                           0.5               1,343,509
Microsemi                                        0.5               1,280,461
SBA Communications Cl A                          0.5               1,263,645
Lennox Intl                                      0.5               1,228,901
ANSYS                                            0.5               1,224,480
Selective Insurance Group                        0.5               1,219,949
ProAssurance                                     0.5               1,200,185

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        5.3% of portfolio assets.


--------------------------------------------------------------------------------
54  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Value Fund (formerly AXP VP - Partners Small Cap Value Fund)

RiverSource VP - Small Cap Value Fund rose 9.42% for the six months ended Feb. 28, 2006, outperforming the 8.80% return of its benchmark, the Russell 2000(R) Value Index (Russell Index). The Fund also outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 8.83% for the period.

Five money management firms manage a portion of RiverSource VP - Small Cap Value Fund's portfolio. Each firm selects small-cap value stocks in an effort to provide Fund shareholders with long-term capital growth. As of Feb. 28, 2006, the five subadvisors managed the following portions of the Fund's portfolio:
Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) (21.4%); Donald Smith & Co., Inc. (Donald Smith) (19.3%); Franklin Portfolio Associates LLC (Franklin Portfolio Associates) (20.8%); Goldman Sachs Asset Management, L.P. (GSAM) (18.3%); and Royce & Associates, LLC (Royce) (20.2%).

Q: What factors most significantly affected results for your portion of the Fund for the period?

      BARROW, HANLEY: For the six-month period ended Feb. 28, 2006, our portion of the portfolio outperformed the Russell Index by a considerable margin. The most significant factors leading to the outperformance came from stock selection and our significant allocation to the industrials sector. All 10 of our industrial holdings produced double-digit gains, the largest of which belonged to Terex, Century Aluminum and Flowserve. In addition, Plexus, an electronic manufacturing service company, posted strong gains during the six-month period and contributed positively to performance.

      Relative to the Russell Index, our large exposure and selections within the consumer discretionary sector detracted from performance. Pressures from higher energy prices and other costs have been increasing the amount of money that is needed to produce intermediate goods faster than prices have increased to the end consumer. This has taken a toll on consumer-driven companies. An example of this was American Italian Pasta, our most disappointing position during the period. The position has been liquidated.

      DONALD SMITH: Our portion of the portfolio outperformed the Russell Index but a large cash position (the result of our inability to find a sufficient number of stocks that meet our strict investment criteria) brought total performance to slightly less than the strong return of the Russell Index. The largest detractors from performance were reinsurance companies PXRE Group and Quanta Capital Holdings, both of whom suffered from large hurricane exposure. Automotive supplier Visteon, Reliant Energy and Audiovox, a supplier of wireless communications products, all reported disappointing results that led to stock price weakness.

      On the positive side, La Quinta hotel operator was acquired by The Blackstone Group at a premium just after it was purchased for the Fund. Technology stocks generally performed well during the period, with 3Com, Sycamore Networks and TriQuint Semiconductor all contributing to performance. Other strong performers included the metal stocks AK Steel Holding, Ryerson Tull and Stillwater Mining as well as Knight Capital Group and Air France.

      FRANKLIN PORTFOLIO ASSOCIATES: Our portion of the Fund's portfolio for the six months ended Feb. 28, 2006 was slightly ahead of the Russell Index. Our results for the first and last three months of the period differed substantially, as our portion of the portfolio dramatically outperformed the Russell Index in the first half and then significantly underperformed during the second half.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Small Cap Value Fund                           +9.42%
Russell 2000(R) Value Index(1) (unmanaged)                      +8.80%
Lipper Small-Cap Value Funds Index(2)                           +8.83%

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  55
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

      Our investment approach is to avoid overexposure to any one industry and emphasize stock selection based on both valuation and momentum. Individual stock selection was indeed the major contributor to performance, both negative and positive, during the past six months. September was the strongest month during the first half of the period. In the second half of the period, however, following positive results in January, our portion of the portfolio fell behind the Russell Index. Stock selection was again the major factor, with modest positions in Intergraph, Goodyear Tire & Rubber and Swift Energy detracting from performance. Momentum did add to performance later in the period but was offset somewhat by our modest and ongoing emphasis on earnings yield.

      GSAM: During the six-month period, our portion of the Fund's performance was boosted by effective stock selection. In particular, holdings in the consumer cyclicals, financials and transportation sectors enhanced results. In contrast, stocks in the technology, industrials and telecomm sectors detracted from results.

      Within our consumer cyclicals holdings, Select Comfort, a manufacturer and retailer of advanced mattresses, reported strong sales and earnings for the third quarter. The company also announced improved operating leverage and same-store sales. Within financials, the stock price of Accredited Home Lenders Holding has risen sharply in recent months, benefiting from an improved outlook for the U.S. housing market, a slowdown in the pace of interest rate increases and the company's healthy operating results. With a strong business model that has produced improved fundamentals and an overlooked mortgage servicing business that has generated attractive earnings, we believe Accredited Home Lenders is attractively valued.

      Detracting from performance during the period were stock-specific events that impacted several large holdings. In industrials, GrafTech International, which manufactures and provides synthetic and natural graphite and carbon-based products, was hurt by weak pricing power in Europe and rising costs. We continue to have a positive view of the company's prospects and have been adding to the position. Truck trailer manufacturer Wabash National also detracted from results, due in large part to higher raw materials costs. We are maintaining our position in Wabash because we believe the company is well positioned to benefit from market share gains, margin improvements and an extended trucking replacement cycle.

      ROYCE: Our portion of the portfolio's performance was primarily the result of strong returns in the natural resources sector, as well as strong dollar-based gains in industrial products and technology stocks. Within the natural resources sector, both energy services and oil and gas companies continued to turn in strong results to dominate the sector, which remained consistent with the ongoing dominance of energy-related stocks within the small-cap segment of the market and the U.S. stock market as a whole. Holdings in the precious metals and mining industries also made a notable positive contribution to the sector's performance. Component and systems companies and holdings in the semiconductors and equipment industry were the leaders within the technology sector, while gains in the industrial products sector were most highly concentrated in the machinery and building systems and components industries.

Q: What changes did you make to your portion of the Fund during the period and why?

      BARROW, HANLEY: Given our methodology, portfolio change largely depends on our ability to identify companies with the potential for high fundamental improvement. Alterations to the portfolio are thus evolutionary in nature. During the past six months the following stocks were eliminated:
      Fleetwood, Haemonetics, Linens 'n Things, Continental Airlines, Brookstone and American Italian Pasta. New to the portfolio is Regal-Beloit, a leading global manufacturer of electrical and mechanical motion control and power generation products.

      DONALD SMITH: Stocks that performed well and appreciated to large premiums to book value were sold during the period. Included in this group were America West, FBL Financial, Ryerson Tull and Tech Data. We added to positions in AK Steel Holding, Alaska Air Group, Genesis HealthCare, Quanta Capital Holdings, Reliant Energy, Royal Group Technologies and TriQuint Semiconductor. New positions were initiated in Domtar, a Canadian-based paper and timber company; Superior Industries Intl, a manufacturer of aluminum wheels; and UTStarcom, a provider of telecomm equipment and services. All three stocks were purchased at attractive prices below book value.

      FRANKLIN PORTFOLIO ASSOCIATES: There have been no significant changes to the structure of the portfolio. We continue to limit our exposure to individual industries and other risk factors. We remain fully invested and manage a well-diversified portfolio.


--------------------------------------------------------------------------------
56  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

      GSAM: We believe that maintaining a disciplined approach is a key component of successful value investing. We have established a price target for each of the Fund's holdings and carefully monitor stock prices relative to those targets. Another factor in any sell decision is a company's increased risk profile related to its competitive environment, management changes or an increase in acquisition activity. Several positions were sold for a combination of these reasons during the period, including Agrium, Capital Automotive Reit and Take-Two Interactive Software.

      We have been capturing profits from the Fund's position in AirTran Holdings. AirTran, through its wholly owned subsidiary, AirTran Airways, provides scheduled air transportation services in the U.S. We believe the company has a competitively low cost structure and a modern fleet, which makes AirTran better equipped to deal with higher fuel costs. We have also been taking profits in Select Comfort.

      ROYCE: We have generally held on to companies in the natural resources sector because we think that in many cases they have not yet reached full value. In other areas, we have made no highly significant changes. We continue to make individual buys and sells based on price targets and our exacting value criteria.

Q:    How will you manage your portion of the Fund in the  coming months?

      BARROW, HANLEY: Almost regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk, with no preconceived sector or industry preferences. Usually company-specific opportunities come our way because we are willing to look past temporary difficulties and toward the long-term value of businesses in much the same way that good businessmen do.

      Our portion of the portfolio should always be composed of stocks, at any stage of their holding period, that are selling at significant discounts to their fundamental long-term value. Our typical holding period for the stocks in our portfolio is approximately four years. We seek to minimize the role of commodity prices in the portfolio, believing that over time such prices are largely unpredictable.

      The current portfolio reflects the cumulative total of these individual opportunities over the past three or four years and is heavily weighted to beneficiaries of the expanding economy. We expect continued economic improvement, and for the individual companies, further progress toward improved fundamentals and market values that reflect their true prospects.

      DONALD SMITH: We are finding few stocks in the energy and financials sector that meet our strict valuation criteria and as a result, we have significantly smaller allocations to these sectors. The technology sector has the largest weighting within our portion of the portfolio. Technology stocks that we have purchased generally sell near to book value and have healthy balance sheets with little debt and large cash positions. Companies with undervalued real estate, such as retailer Dillard's, Genesis HealthCare, Royal Group Technologies and Lodgian, are also prominent in the portfolio. Many of these holdings would be either direct or indirect beneficiaries of lower energy prices. An airline such as Alaska Air Group would be a direct beneficiary of lower fuel costs, while Dillard's would be an example of an indirect beneficiary of higher consumer spending on non-fuel items.

      FRANKLIN PORTFOLIO ASSOCIATES: We continue to emphasize stocks that are highly ranked by our disciplined system, one that rewards both low relative valuation levels as well as positive momentum.

      GSAM: We believe a market environment that favors the delivery of profits over speculation is one where our approach to stock selection can be quite effective. We think that our emphasis on in-depth fundamental research and a disciplined approach to valuation will serve our clients well going forward. In addition, we feel our reality-based approach to valuation, using industry-specific, cash-flow-oriented valuation measurements, allows us to better assess potential investments within each industry group. We believe this approach can result in favorable stock selection over time.

      ROYCE: We believe the strength of small-cap value has been the big story of the market's last five years. Several areas have enjoyed strong returns at various times, including energy, banking, retail stores, aerospace etc. Our current approach is leading us to search out those areas that are not enjoying the benefits of value's good fortune, which may sound counterintuitive at first, but the essence of value investing is finding what we regard as high-quality companies whose stocks are trading at discounts to our estimate of their worth as businesses. That becomes more challenging in an environment in which small-cap value has been doing so well, but every market presents its own set of difficulties, so we simply deal with whatever challenges are in front of us.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  57
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Feb. 28, 2006

6 months*                                                             +9.42%
1 year                                                               +13.26%
3 years                                                              +25.70%
Since inception (8/14/01)                                            +13.16%

at March 31, 2006

6 months*                                                            +14.15%
1 year                                                               +20.45%
3 years                                                              +27.69%
Since inception (8/14/01)                                            +14.00%

*     Not annualized.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                     18.4%
Financials                                                                 17.3%
Industrials                                                                17.3%
Information Technology                                                     15.9%
Short-Term Securities                                                       9.7%
Materials                                                                   7.5%
Energy                                                                      5.4%
Health Care                                                                 3.4%
Utilities                                                                   2.6%
Consumer Staples                                                            1.9%
Telecommunication Services                                                  0.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              PERCENT               VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Terex                                            1.3%              $7,025,751
AK Steel Holding                                 1.2                6,456,870
Flowserve                                        1.2                6,147,440
TriQuint Semiconductor                           1.0                5,451,000
Reliant Energy                                   1.0                5,425,441
Genesis HealthCare                               1.0                5,326,500
3Com                                             1.0                5,259,150
Plexus                                           1.0                5,037,356
Kirby                                            0.9                4,965,300
UTStarcom                                        0.9                4,947,500

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        10.5% of portfolio assets.


--------------------------------------------------------------------------------
58  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Strategy Aggressive Fund (formerly AXP VP - Strategy Aggressive
Fund)

On March 17, 2006, the assets of RiverSource VP - Strategy Aggressive Fund were merged into RiverSource VP - Mid Cap Growth Fund. This reorganization was completed after shareholders approved the merger plan on Feb. 15, 2006.

Below, Portfolio Manager Duncan Evered discusses the Fund's positioning and results for the semiannual period ended Feb. 28, 2006.

Q: How did RiverSource VP - Strategy Aggressive Fund perform for the semiannual period?

A: RiverSource VP - Strategy Aggressive Fund gained 8.11% for the six months ended Feb. 28, 2006. The Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index) rose 9.69% and its peer group, represented by the Lipper Mid-Cap Growth Funds Index, advanced 11.14% over the six-month period.

Q:    What factors significantly affected performance?

A: During the period, mid-cap stocks advanced strongly outperforming their large-cap peers. Within the mid-cap category, growth stocks outpaced value stocks. While favorable results from mid-cap stocks were beneficial to investors, the Fund did not fully keep pace with such a strong advance.

      Stock selection had a negative impact on performance. The Fund's holdings in the consumer discretionary and financials sectors outperformed their respective sectors of the Russell Index. However, this positive effect was overshadowed by selection in the health care and consumer staples sectors, which detracted from performance.

      Individual contributors to performance included SanDisk which has benefited from booming demand for its Flash memory cards which are used in cameras, cell phones, video games and other consumer electronics. Gilead Sciences, a successful biotechnology company with a focus on anti-viral therapies, was another solid performer.

      Detractors included health care companies Invitrogen and Kinetic Concepts and energy stock Newfield Exploration. Invitrogen suffered from the volatile results of an acquisition. Kinetic Concepts, a medical device maker, declined on news that Medicare had revised its reimbursement codes, eliminating a competitive advantage for the company's wound healing product. Although we believe the company can overcome this obstacle, the news was unexpected, so the stock moved significantly lower. Kinetic Concepts is inexpensively priced and we believe we have a good understanding of both physician acceptance of its product and the opportunities to resolve the reimbursement issues. Newfield Exploration is a substantial holding in the energy sector, which reported earnings far below Wall Street's expectations during the six-month period. Last year's hurricanes caused significant damage to the firm's Gulf of Mexico production. Longer term, however, we believe the company still has the potential to benefit from higher production and successful exploration.

      Overall, sector allocations had no material impact on the Fund's performance. A below-Russell Index position in the consumer discretionary sector was beneficial as rising interest rates, a softening real estate market and high energy prices contributed to a less favorable environment for consumers. A larger-than-Russell Index position in energy was detrimental. In particular, February was a difficult month for energy stocks due to high natural gas inventories and an unusually warm winter.

Q:    What changes did you make during the six months?

A: Over the course of the six-month period, we eliminated some positions such as holdings in the insurance and transportation industries. We also eliminated a number of stocks that were larger than our mid-cap parameters.

      We slightly increased the Fund's holdings in the health care and technology groups and maintained an emphasis on consumer and business services. To summarize positioning at the end of the period, the Fund had smaller-than-Russell Index positions in the consumer and industrials areas, with larger-than-Russell Index positions in health care, energy and technology.

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Strategy Aggressive Fund                       +8.11%
Russell Midcap(R) Growth Index(1) (unmanaged)                   +9.69%
Lipper Mid-Cap Growth Funds Index(2)                           +11.14%

(1) The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance was measured against this index for purposes of determining the performance incentive adjustment.

Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  59
--------------------------------------------------------------------------------

RiverSource VP - Strategy Aggressive Fund

Q: Given that the Fund was merged into the RiverSource VP - Mid Cap Growth Fund as of March 17, 2006, how have you positioned that Fund for the current environment?

A: In the RiverSource VP - Mid Cap Growth Fund, which we also manage, we strive to identify the best up-and-coming middle-size companies in the U.S. We generally focus on companies between $1 and $10 billion in market capitalization with average growth rates of 15% or more, while remaining fully invested and having a relatively low turnover. Our commitment to this strategy remains consistent through changing market environments.

      In the first two months of calendar year 2006, holding small- and mid-cap stocks was beneficial. It is hard to predict whether that environment will continue, but we still see potential advantages for mid-cap stocks. We believe mid-cap stocks retain their valuation advantage over small-cap stocks, which have already had six years of outperformance. Compared to large-cap stocks, we believe mid-cap stocks have an earnings edge, because it is quite a challenge for really large companies to achieve meaningful earnings growth. In short, mid-cap stocks are typically past the start-up costs and operational challenges of small companies, but still have potential to deliver very strong earnings growth.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
at Dec. 31, 2005

6 months*                                                            +10.70%
1 year                                                                +9.18%
3 years                                                              +15.44%
5 years                                                               -6.82%
10 years                                                              +2.69%
Since inception (1/13/92)                                             +5.05%

at Feb. 28, 2006

6 months*                                                             +8.11%
1 year                                                               +13.93%
3 years                                                              +17.26%
5 years                                                               -2.33%
10 years                                                              +2.42%
Since inception (1/13/92)                                             +5.16%

*     Not annualized.

On March 17, 2006, the assets of RiverSource VP - Strategy Aggressive Fund were merged into RiverSource VP - Mid Cap Growth Fund.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------
Percentage of portfolio assets at Feb. 28, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                     25.3%
Health Care                                                                22.3%
Consumer Discretionary                                                     14.7%
Energy                                                                     13.2%
Industrials                                                                10.4%
Financials                                                                  6.0%
Materials                                                                   5.2%
Consumer Staples                                                            2.6%
U.S. Government Obligations & Agencies                                      0.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                               PERCENT              VALUE
                                       (OF PORTFOLIO ASSETS)  (AT FEB. 28, 2006)
Fastenal                                         3.5%             $22,464,356
Martin Marietta Materials                        3.2               20,299,403
Legg Mason                                       3.1               20,297,081
Paychex                                          2.7               17,436,007
Williams-Sonoma                                  2.6               17,039,569
Whole Foods Market                               2.6               16,552,011
Techne                                           2.5               15,874,624
Diagnostic Products                              2.4               15,277,957
ENSCO Intl                                       2.3               14,980,535
Robert Half Intl                                 2.3               14,961,148

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

              [PIE CHART]               The 10 holdings listed here make up
                                        27.2% of portfolio assets.

--------------------------------------------------------------------------------
60  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds

                                                                                               RIVERSOURCE VP    RIVERSOURCE VP
                                                                             RIVERSOURCE VP        - CASH            - CORE
                                                                               - BALANCED        MANAGEMENT           BOND
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $2,184,094,884, $702,387,273 and $68,788,348)           $ 2,388,359,412   $   702,387,273   $    68,187,824
Cash in bank on demand deposit                                                       281,192            18,416            54,735
Foreign currency holdings for RiverSource VP - Core Bond Fund
    (identified cost $41,429) (Note 1)                                                    --                --            41,091
Receivable for investment securities sold                                         53,603,907                --         2,313,124
Dividends and accrued interest receivable                                          8,824,910           974,298           363,126
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   2,451,069,421       703,379,987        70,959,900
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                        12,827,111         2,047,372           192,813
Payable for investment securities purchased                                       38,814,281                --         3,294,434
Payable for securities purchased on a forward-commitment basis (Note 1)           52,288,672                --         6,485,765
Unrealized depreciation on swap transactions, at value (Note 9)                        8,352                --               574
Accrued investment management services fee                                         1,076,305           271,945            29,273
Accrued distribution fee                                                             221,374            66,653             5,808
Accrued administrative services fee                                                   94,303            31,245             3,253
Payable upon return of securities loaned (Note 6)                                 34,766,500                --                --
Other accrued expenses                                                               180,109            63,778            13,211
Forward sale commitments, at value (proceeds receivable $27,436,406 for
    RiverSource VP - Balanced Fund and $98,547 for RiverSource VP -
    Core Bond Fund) (Note 1)                                                      27,546,246                --            99,063
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                167,823,253         2,480,993        10,124,194
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $ 2,283,246,168   $   700,898,994   $    60,835,706
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value ($.001 for RiverSource VP -
    Balanced Fund) (Note 1)                                                  $       151,224   $     7,011,495   $        61,936
Additional paid-in capital                                                     2,089,961,585       693,889,446        61,726,795
Undistributed net investment income                                                  107,697                --               401
Accumulated net realized gain (loss) (Note 10)                                   (11,328,536)           (1,947)         (366,977)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies (Note 7)      204,354,198                --          (586,449)
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $ 2,283,246,168   $   700,898,994   $    60,835,706
=================================================================================================================================
Shares outstanding                                                               151,223,689       701,149,498         6,193,559
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         15.10   $          1.00   $          9.82
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $    33,788,362   $            --   $            --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  61
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                             -  DIVERSIFIED     - DIVERSIFIED      - EMERGING
                                                                                  BOND          EQUITY INCOME        MARKETS
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $2,206,495,588, $1,892,353,066 and $292,625,495)        $ 2,188,567,354   $ 2,324,800,333   $   362,540,624
Cash in bank on demand deposit                                                       919,174            53,407           194,310
Foreign currency holdings (identified cost $1,372,818, $275,125 and
    $8,715,526) (Note 1)                                                           1,361,475           276,957         8,726,217
Receivable for investment securities sold                                         84,274,661                --        10,799,170
Dividends and accrued interest receivable                                         12,521,812         3,949,726           583,435
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   2,287,644,476     2,329,080,423       382,843,756
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                         6,426,565         7,472,429                --
Payable for investment securities purchased                                       76,348,838         8,256,810        15,671,609
Payable for securities purchased on a forward-commitment basis (Note 1)          147,296,230                --                --
Accrued investment management services fee                                           885,493           927,605           315,611
Accrued distribution fee                                                             183,611           215,372            33,846
Accrued administrative services fee                                                   93,887            91,902            21,661
Unrealized depreciation on swap transactions, at value (Note 9)                       18,560                --                --
Payable upon return of securities loaned (Note 6)                                110,247,500        15,840,300                --
Other accrued expenses                                                               216,461           164,806            53,961
Forward sale commitments, at value (proceeds receivable $17,612,656 for
    RiverSource VP - Diversified Bond Fund) (Note 1)                              17,689,059                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                359,406,204        32,969,224        16,096,688
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $ 1,928,238,272   $ 2,296,111,199   $   366,747,068
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $     1,845,763   $     1,557,931   $       223,826
Additional paid-in capital                                                     2,095,092,445     1,845,376,230       273,294,941
Undistributed (excess of distributions over) net investment income                  (108,888)            7,731           155,824
Accumulated net realized gain (loss) (Note 10)                                  (150,899,131)       16,720,097        23,081,485
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies
    (Notes 5, 7 and 9)                                                           (17,691,917)      432,449,210        69,990,992
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $ 1,928,238,272   $ 2,296,111,199   $   366,747,068
=================================================================================================================================
Shares outstanding                                                               184,576,305       155,793,068        22,382,557
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         10.45   $         14.74   $         16.39
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $   107,376,120   $    14,949,035   $            --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
62  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                                               RIVERSOURCE VP
                                                                                                  - GLOBAL
                                                                             RIVERSOURCE VP       INFLATION
                                                                                - GLOBAL          PROTECTED      RIVERSOURCE VP
                                                                                  BOND           SECURITIES         - GROWTH
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $595,134,021 $252,086,261 and $650,371,047)             $   591,843,661   $   250,968,455   $   666,951,120
Cash in bank on demand deposit                                                        58,108           212,495            73,082
Foreign currency holdings (identified cost $1,812,365, $4,401 and $344,031)
    (Note 1)                                                                       1,819,841             4,429           345,641
Receivable for investment securities sold                                          8,818,122                --         6,286,755
Dividends and accrued interest receivable                                          8,936,534         1,448,108           863,980
Other prepaid assets                                                                      --            35,548                --
Unrealized appreciation on foreign currency contracts held, at value
    (Note 5)                                                                         153,625           170,611             5,353
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     611,629,891       252,839,646       674,525,931
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                           984,080                --           958,906
Payable for investment securities purchased                                        8,543,154         2,878,482        24,388,409
Payable for securities purchased on a forward-commitment basis (Note 1)            2,718,760                --                --
Unrealized depreciation on foreign currency contracts held, at value
    (Note 5)                                                                          17,962           518,098               669
Unrealized depreciation on swap transactions, at value (Note 9)                        5,833                --                --
Accrued investment management services fee                                           378,034            88,796           299,023
Accrued distribution fee                                                              57,007            22,652            59,330
Accrued administrative services fee                                                   36,122            12,685            28,023
Payable upon return of securities loaned (Note 6)                                         --                --         7,440,000
Other accrued expenses                                                                78,714            20,179            30,825
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 12,819,666         3,540,892        33,205,185
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $   598,810,225   $   249,298,754   $   641,320,746
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $       566,078   $       251,717   $       918,734
Additional paid-in capital                                                       602,095,149       251,964,303       711,306,365
Undistributed (excess of distributions over) net investment income                   821,274        (2,764,874)           25,013
Accumulated net realized gain (loss) (Note 10)                                    (1,854,590)        1,329,676       (87,506,349)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies
    (Notes 5, 7 and 9)                                                            (2,817,686)       (1,482,068)       16,576,983
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $   598,810,225   $   249,298,754   $   641,320,746
=================================================================================================================================
Shares outstanding                                                                56,607,750        25,171,703        91,873,380
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         10.58   $          9.90   $          6.98
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $            --   $            --   $     6,856,200
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  63
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                              - HIGH YIELD        - INCOME       - INTERNATIONAL
                                                                                  BOND          OPPORTUNITIES      OPPORTUNITY
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $1,224,950,889, $92,417,779 and $1,076,934,623)         $ 1,226,298,199   $    92,902,340   $ 1,345,127,805
Cash in bank on demand deposit                                                       855,839            58,134            21,947
Foreign currency holdings for RiverSource VP - International
    Opportunity Fund (identified cost $3,766,052) (Note 1)                                --                --         3,898,464
Receivable for investment securities sold                                         29,111,056           519,880        21,775,221
Dividends and accrued interest receivable                                         21,085,401         1,482,198         1,964,067
Other receivable                                                                      91,484                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   1,277,441,979        94,962,552     1,372,787,504
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                         7,199,745           450,773                --
Payable for investment securities purchased                                        7,920,606         1,962,553         6,430,544
Payable for securities purchased on a forward-commitment basis (Note 1)           18,572,708         2,920,381                --
Accrued investment management services fee                                           585,787            40,931           837,539
Accrued distribution fee                                                             118,653             7,994           124,810
Accrued administrative services fee                                                   62,707             4,477            75,647
Payable upon return of securities loaned (Note 6)                                         --                --        55,548,000
Other accrued expenses                                                               118,469            14,640           114,553
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 34,578,675         5,401,749        63,131,093
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $ 1,242,863,304   $    89,560,803   $ 1,309,656,411
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $     1,847,321   $        87,314   $     1,130,691
Additional paid-in capital                                                     1,457,107,015        89,067,128     1,628,974,030
Undistributed (excess of distributions over) net investment income                 6,900,435                --        (5,619,543)
Accumulated net realized gain (loss) (Note 10)                                  (224,430,261)          (78,200)     (583,229,880)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                 1,438,794           484,561       268,401,113
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $ 1,242,863,304   $    89,560,803   $ 1,309,656,411
=================================================================================================================================
Shares outstanding                                                               184,732,083         8,731,388       113,069,100
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          6.73   $         10.26   $         11.58
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $            --   $            --   $    52,488,710
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
64  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                               - LARGE CAP       - LARGE CAP        - MID CAP
                                                                                 EQUITY             VALUE            GROWTH
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $2,383,691,119, $16,317,531 and $203,119,526)           $ 2,545,482,954   $    17,361,712   $   261,277,491
Cash in bank on demand deposit                                                        43,873           564,774            38,624
Foreign currency holdings for RiverSource VP - Large Cap Equity Fund
    (identified cost $7,755) (Note 1)                                                  7,757                --                --
Receivable for investment securities sold                                         10,151,087                --           640,369
Dividends and accrued interest receivable                                          4,678,476            36,777           192,761
Unrealized appreciation on foreign currency contracts held, at value
    (Note 5)                                                                           6,995                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   2,560,371,142        17,963,263       262,149,245
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                         5,919,819            33,760                --
Payable for investment securities purchased                                       27,731,775           232,967           581,325
Unrealized depreciation on foreign currency contracts held, at value
    (Note 5)                                                                             868                --                --
Accrued investment management services fee                                         1,194,067             8,453           131,023
Accrued distribution fee                                                             241,572             1,677            25,226
Accrued administrative services fee                                                  102,382               805            12,108
Payable upon return of securities loaned (Note 6)                                 16,252,000                --                --
Other accrued expenses                                                               242,847            29,737            33,995
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 51,685,330           307,399           783,677
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $ 2,508,685,812   $    17,655,864   $   261,365,568
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $     1,112,018   $        15,648   $       209,657
Additional paid-in capital                                                     2,663,221,003        16,240,747       196,073,018
Undistributed (excess of distributions over) net investment income                    54,762               392           (61,667)
Accumulated net realized gain (loss) (Note 10)                                  (317,795,640)          354,896         6,986,595
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies (Note 5)      162,093,669         1,044,181        58,157,965
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $ 2,508,685,812   $    17,655,864   $   261,365,568
=================================================================================================================================
Shares outstanding                                                               111,201,812         1,564,804        20,965,729
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         22.56   $         11.28   $         12.47
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $    15,372,470   $            --   $            --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  65
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                                - MID CAP           - NEW           - S&P 500
                                                                                  VALUE          DIMENSIONS           INDEX
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $29,321,669, $1,734,595,020 and $328,789,452)           $    31,184,273   $ 1,828,956,070   $   380,883,908
Cash in bank on demand deposit                                                       168,638            52,236           102,370
Foreign currency holdings for RiverSource VP - New Dimensions Fund
    (identified cost $132) (Note 1)                                                       --               141                --
Receivable for investment securities sold                                            230,183        31,242,582           215,753
Dividends and accrued interest receivable                                             41,918         3,435,314           748,099
Other prepaid assets                                                                  29,814                --                --
Unrealized appreciation on foreign currency contracts held, at value
    (Note 5)                                                                              --             5,068                --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      31,654,826     1,863,691,411       381,950,130
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                            35,201         5,532,766         1,310,684
Payable for investment securities purchased                                        1,722,398        13,064,559           256,016
Unrealized depreciation on foreign currency contracts held, at value
    (Note 5)                                                                              --             1,368                --
Accrued investment management services fee                                            14,992           890,921            84,800
Accrued distribution fee                                                               2,567           178,743            36,552
Accrued administrative services fee                                                    1,232            77,251            17,545
Payable upon return of securities loaned (Note 6)                                         --        10,800,000                --
Other accrued expenses                                                                19,273           242,543           255,586
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  1,795,663        30,788,151         1,961,183
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $    29,859,163   $ 1,832,903,260   $   379,988,947
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $        23,906   $     1,132,377   $       437,222
Additional paid-in capital                                                        27,809,603     1,840,531,083       330,043,926
Undistributed net investment income                                                       65            99,133            14,534
Accumulated net realized gain (loss) (Note 10)                                       162,984      (103,140,256)       (2,608,167)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies (Note 7)        1,862,605        94,280,923        52,101,432
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $    29,859,163   $ 1,832,903,260   $   379,988,947
=================================================================================================================================
Shares outstanding                                                                 2,390,585       113,237,662        43,722,182
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         12.49   $         16.19   $          8.69
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $            --   $    10,159,500   $            --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
66  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                                - SELECT           - SHORT         - SMALL CAP
                                                                                  VALUE         DURATION U.S.       ADVANTAGE
FEB. 28, 2006 (UNAUDITED)                                                         FUND         GOVERNMENT FUND        FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $24,415,609, $555,642,332 and $212,559,234)             $    26,379,254   $   550,636,806   $   246,734,228
Cash in bank on demand deposit                                                        46,932           156,485           285,531
Receivable for investment securities sold                                              4,950         3,076,856         4,099,562
Dividends and accrued interest receivable                                             30,400         2,776,339            93,197
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      26,461,536       556,646,486       251,212,518
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                            13,339         1,343,044                --
Payable for investment securities purchased                                          327,057        34,705,240         3,479,668
Payable for securities purchased on a forward-commitment basis (Note 1)                   --        34,591,157                --
Accrued investment management services fee                                            16,179           226,188           147,296
Accrued distribution fee                                                               2,497            46,350            23,306
Accrued administrative services fee                                                    1,198            25,956            14,916
Payable upon return of securities loaned (Note 6)                                         --                --         3,951,000
Other accrued expenses                                                                 5,836            64,982            46,546
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    366,106        71,002,917         7,662,732
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $    26,095,430   $   485,643,569   $   243,549,786
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $        22,666   $       479,752   $       169,291
Additional paid-in capital                                                        24,083,419       499,361,552       195,582,522
Undistributed (excess of distributions over) net investment income                       474           (74,783)          (86,258)
Accumulated net realized gain (loss) (Note 10)                                        25,226        (9,177,825)       13,709,237
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies (Note 7)        1,963,645        (4,945,127)       34,174,994
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $    26,095,430   $   485,643,569   $   243,549,786
=================================================================================================================================
Shares outstanding                                                                 2,266,611        47,975,193        16,929,091
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         11.51   $         10.12   $         14.39
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $            --   $            --   $     3,573,630
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  67
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP
                                                                               - SMALL CAP       - STRATEGY
                                                                                  VALUE          AGGRESSIVE
FEB. 28, 2006 (UNAUDITED)                                                         FUND              FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    (identified cost $457,309,690 and $593,790,965)                          $   524,020,735   $   644,352,187
Cash in bank on demand deposit                                                       307,572           620,017
Receivable for investment securities sold                                          4,086,896         1,818,574
Dividends and accrued interest receivable                                            236,351           505,638
---------------------------------------------------------------------------------------------------------------
Total assets                                                                     528,651,554       647,296,416
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                           136,803                --
Payable for investment securities purchased                                        5,345,229         1,437,896
Accrued investment management services fee                                           400,124           319,864
Accrued distribution fee                                                              49,568            62,749
Accrued administrative services fee                                                   31,659            29,527
Other accrued expenses                                                                55,153            83,155
---------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  6,018,536         1,933,191
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $   522,633,018   $   645,363,225
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $       355,313   $       722,398
Additional paid-in capital                                                       443,623,873     1,752,552,191
Undistributed (excess of distributions over) net investment income                    17,504              (572)
Accumulated net realized gain (loss) (Note 10)                                    11,925,283    (1,158,472,014)
Unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                66,711,045        50,561,222
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $   522,633,018   $   645,363,225
===============================================================================================================
Shares outstanding                                                                35,531,328        72,239,804
---------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         14.71   $          8.93
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
68  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds

                                                                                               RIVERSOURCE VP    RIVERSOURCE VP
                                                                             RIVERSOURCE VP        - CASH            - CORE
                                                                               - BALANCED        MANAGEMENT           BOND
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $    20,718,064   $            --   $            --
Interest                                                                          20,318,475        14,204,564         1,354,519
Fee income from securities lending (Note 6)                                          142,029                --                --
    Less foreign taxes withheld                                                      (39,130)               --                --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      41,139,438        14,204,564         1,354,519
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 6,696,321         1,746,440           185,211
Distribution fee                                                                   1,462,782           428,049            36,756
Administrative services fees and expenses                                            623,698           195,913            19,649
Custodian fees                                                                       127,710            28,445            26,832
Compensation of board members                                                         10,917             6,067             4,534
Printing and postage                                                                 224,375            66,240             3,219
Audit fees                                                                            13,250            10,000             9,750
Other                                                                                 21,041             9,197               374
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     9,180,094         2,490,351           286,325
    Expenses waived/reimbursed by the Investment Manager and its affiliates
    (Note 2)                                                                              --                --           (24,824)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   9,180,094         2,490,351           261,501
    Earnings credits on cash balances (Note 2)                                        (1,409)           (1,418)           (1,641)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 9,178,685         2,488,933           259,860
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   31,960,753        11,715,631         1,094,659
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                71,842,080              (150)         (423,715)
    Foreign currency transactions                                                    (23,296)               --               (15)
    Futures contracts                                                              2,123,721                --            92,274
    Swap transactions                                                                 94,636                --             6,812
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           74,037,141              (150)         (324,644)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies               (14,498,822)               --          (884,616)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             59,538,319              (150)       (1,209,260)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $    91,499,072   $    11,715,481   $      (114,601)
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  69
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                              - DIVERSIFIED     - DIVERSIFIED      - EMERGING
                                                                                  BOND          EQUITY INCOME        MARKETS
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $            --   $    23,760,323   $     2,341,615
Interest                                                                          43,392,206           883,601           200,976
Fee income from securities lending (Note 6)                                          278,139            98,848                --
    Less foreign taxes withheld                                                           --          (123,277)         (336,995)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      43,670,345        24,619,495         2,205,596
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 5,567,150         6,056,562         1,570,688
Distribution fee                                                                   1,153,943         1,201,894           168,654
Administrative services fees and expenses                                            595,787           511,608           112,812
Custodian fees                                                                       100,180           177,950           136,061
Compensation of board members                                                          8,633             7,383             4,667
Printing and postage                                                                 182,100           173,450            26,502
Audit fees                                                                            13,250            11,000            10,000
Other                                                                                 19,823            16,317            12,059
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     7,640,866         8,156,164         2,041,443
    Earnings credits on cash balances (Note 2)                                        (1,441)             (892)           (1,851)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 7,639,425         8,155,272         2,039,592
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   36,030,920        16,464,223           166,004
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                               (12,343,036)       21,625,490        23,698,967
    Foreign currency transactions                                                     (7,562)           15,949          (340,599)
    Futures contracts                                                              3,748,961                --                --
    Swap transactions                                                                212,388                --                --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           (8,389,249)       21,641,439        23,358,368
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies               (28,370,893)      183,695,234        51,911,290
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                            (36,760,142)      205,336,673        75,269,658
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $      (729,222)  $   221,800,896   $    75,435,662
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
70  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                                               RIVERSOURCE VP
                                                                             RIVERSOURCE VP       - GLOBAL
                                                                                - GLOBAL          INFLATION      RIVERSOURCE VP
                                                                                  BOND            PROTECTED         - GROWTH
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND         SECURITIES FUND        FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $            --   $            --   $     3,196,868
Interest                                                                          10,838,642         2,840,262           672,390
Fee income from securities lending (Note 6)                                               --                --             5,038
    Less foreign taxes withheld                                                      (17,416)           (1,781)          (27,638)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      10,821,226         2,838,481         3,846,658
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 2,392,951           431,738         1,598,118
Distribution fee                                                                     360,673           110,137           313,236
Administrative services fees and expenses                                            225,445            59,248           151,185
Custodian fees                                                                        85,950            14,415            64,500
Compensation of board members                                                          5,433             4,534             5,050
Printing and postage                                                                  65,250            29,196            36,450
Audit fees                                                                            11,750             9,750            10,250
Other                                                                                 10,460            10,920             5,028
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     3,157,912           669,938         2,183,817
    Expenses waived/reimbursed by the Investment Manager and its
    affiliates (Note 2)                                                                   --           (35,548)               --
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,157,912           634,390         2,183,817
    Earnings credits on cash balances (Note 2)                                          (742)           (1,905)           (1,098)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 3,157,170           632,485         2,182,719
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    7,664,056         2,205,996         1,663,939
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                (1,715,427)         (413,781)       31,698,238
    Foreign currency transactions                                                   (571,438)        2,043,028           (25,013)
    Futures contracts                                                                590,345                --                --
    Options contracts written (Note 8)                                                    --                --         1,129,633
    Swap transactions                                                                 65,806                --                --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           (1,630,714)        1,629,247        32,802,858
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies               (20,615,375)       (2,335,051)       (4,869,195)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                            (22,246,089)         (705,804)       27,933,663
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $   (14,582,033)  $     1,500,192   $    29,597,602
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  71
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                              - HIGH YIELD        - INCOME       - INTERNATIONAL
                                                                                  BOND          OPPORTUNITIES      OPPORTUNITY
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $            --   $            --   $     6,538,616
Interest                                                                          48,370,435         2,197,984           261,789
Fee income from securities lending (Note 6)                                               --                --           140,484
    Less foreign taxes withheld                                                           --                --          (447,889)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      48,370,435         2,197,984         6,493,000
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 3,768,867           192,160         5,144,112
Distribution fee                                                                     763,323            37,531           765,028
Administrative services fees and expenses                                            405,850            21,539           457,549
Custodian fees                                                                        46,313            14,410           169,340
Compensation of board members                                                          7,350             4,534             6,967
Printing and postage                                                                 146,000             9,985           103,650
Audit fees                                                                            13,250             9,750            13,000
Other                                                                                  6,078             3,141             5,823
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     5,157,031           293,050         6,665,469
    Earnings credits on cash balances (Note 2)                                        (1,290)           (3,040)             (362)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 5,155,741           290,010         6,665,107
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   43,214,694         1,907,974          (172,107)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                (2,071,755)          (47,995)      107,702,750
    Foreign currency transactions                                                         --                --            65,615
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           (2,071,755)          (47,995)      107,768,365
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                (6,791,767)          (47,596)       76,989,503
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (8,863,522)          (95,591)      184,757,868
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $    34,351,172   $     1,812,383   $   184,585,761
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
72  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                               - LARGE CAP       - LARGE CAP        - MID CAP
                                                                                 EQUITY             VALUE            GROWTH
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $    24,174,430   $       215,022   $       926,178
Interest                                                                             964,554             6,882           123,986
Fee income from securities lending (Note 6)                                          132,259                --                --
    Less foreign taxes withheld                                                      (78,637)             (335)               --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      25,192,606           221,569         1,050,164
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 8,052,018            48,284           817,925
Distribution fee                                                                   1,560,515            10,138           160,535
Administrative services fees and expenses                                            688,688             4,741            80,327
Custodian fees                                                                       148,650            23,612             2,100
Compensation of board members                                                         10,800                --             4,667
Printing and postage                                                                 234,700                --            35,120
Audit fees                                                                            13,500             9,500             9,500
Other                                                                                 32,053             6,738             3,196
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    10,740,924           103,013         1,113,370
    Expenses waived/reimbursed by the Investment Manager and its affiliates
    (Note 2)                                                                              --           (20,192)               --
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  10,740,924            82,821         1,113,370
    Earnings credits on cash balances (Note 2)                                        (1,724)           (7,583)           (1,539)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                10,739,200            75,238         1,111,831
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   14,453,406           146,331           (61,667)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                               109,848,308           445,464         7,618,021
    Foreign currency transactions                                                    (39,143)               (1)               --
    Futures contracts                                                                359,125                --                --
    Options contracts written (Note 8)                                             1,672,864                --                --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          111,841,154           445,463         7,618,021
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                12,204,078           396,717         6,745,082
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                            124,045,232           842,180        14,363,103
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $   138,498,638   $       988,511   $    14,301,436
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  73
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                                - MID CAP           - NEW           - S&P 500
                                                                                  VALUE          DIMENSIONS           INDEX
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $       147,748   $    13,718,962   $     3,543,787
Interest                                                                              13,988         1,737,640            78,799
Fee income from securities lending (Note 6)                                               --            89,067                --
    Less foreign taxes withheld                                                         (138)          (59,046)               --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                         161,598        15,486,623         3,622,586
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    57,899         4,704,646           539,928
Distribution fee                                                                       9,449         1,244,414           232,728
Administrative services fees and expenses                                              4,472           565,065           122,455
Custodian fees                                                                        90,327           174,980             8,960
Compensation of board members                                                             --            10,767             5,050
Printing and postage                                                                   2,725           217,200            36,625
Licensing fees                                                                            --                --            22,900
Audit fees                                                                             9,500            13,250            10,000
Other                                                                                  8,675            19,461             8,029
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                       183,047         6,949,783           986,675
    Expenses waived/reimbursed by the Investment Manager and its affiliates
    (Note 2)                                                                         (98,690)               --           (65,074)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      84,357         6,949,783           921,601
    Earnings credits on cash balances (Note 2)                                        (7,765)             (453)             (765)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    76,592         6,949,330           920,836
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       85,006         8,537,293         2,701,750
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                   169,792       152,858,584          (610,975)
    Foreign currency transactions                                                        (64)          (97,124)               --
    Futures contracts                                                                     --         4,731,487           209,230
    Options contracts written (Note 8)                                                    --         1,237,429                --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              169,728       158,730,376          (401,745)
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                 1,395,921       (64,124,782)       18,525,204
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              1,565,649        94,605,594        18,123,459
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $     1,650,655   $   103,142,887   $    20,825,209
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
74  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP    RIVERSOURCE VP
                                                                                - SELECT           - SHORT          SMALL CAP
                                                                                  VALUE         DURATION U.S.       ADVANTAGE
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND         GOVERNMENT FUND        FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $       151,246   $            --   $     1,167,930
Interest                                                                              59,732         9,705,378            76,105
Fee income from securities lending (Note 6)                                               --                --            13,632
    Less foreign taxes withheld                                                         (910)               --              (768)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                         210,068         9,705,378         1,256,899
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    91,712         1,454,377         1,058,295
Distribution fee                                                                      15,456           298,028           145,591
Administrative services fees and expenses                                              7,126           166,429            91,960
Custodian fees                                                                         8,010            35,600            61,540
Compensation of board members                                                          3,367             5,300             4,667
Printing and postage                                                                   1,629            59,225            16,465
Audit fees                                                                             9,500            10,750            10,000
Other                                                                                  1,765             1,569             8,158
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                       138,565         2,031,278         1,396,676
    Expenses waived/reimbursed by the Investment Manager and its affiliates
    (Note 2)                                                                          (5,037)               --                --
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     133,528         2,031,278         1,396,676
    Earnings credits on cash balances (Note 2)                                            --              (763)             (350)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                   133,528         2,030,515         1,396,326
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       76,540         7,674,863          (139,427)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                   109,654        (1,566,419)       14,216,840
    Foreign currency transactions                                                       (297)               --                --
    Futures contracts                                                                     --            58,609            12,859
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              109,357        (1,507,810)       14,229,699
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                   475,696        (2,453,008)        5,916,249
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                585,053        (3,960,818)       20,145,948
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $       661,593   $     3,714,045   $    20,006,521
=================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  75
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP    RIVERSOURCE VP
                                                                               - SMALL CAP       - STRATEGY
                                                                                  VALUE          AGGRESSIVE
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)                                        FUND              FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                    $     2,456,272   $     2,991,418
Interest                                                                           1,039,337           341,641
Fee income from securities lending (Note 6)                                               --            58,325
    Less foreign taxes withheld                                                       (5,028)               --
---------------------------------------------------------------------------------------------------------------
Total income                                                                       3,490,581         3,391,384
---------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 2,179,532         2,053,142
Distribution fee                                                                     285,936           415,522
Administrative services fees and expenses                                            187,243           205,091
Custodian fees                                                                       125,990            36,175
Compensation of board members                                                          5,050             6,067
Printing and postage                                                                  35,220            90,015
Audit fees                                                                            10,250            11,750
Other                                                                                  2,941            11,225
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                     2,832,162         2,828,987
    Expenses waived/reimbursed by the Investment Manager and its affiliates
    (Note 2)                                                                         (57,329)               --
---------------------------------------------------------------------------------------------------------------
                                                                                   2,774,833         2,828,987
    Earnings credits on cash balances (Note 2)                                            --              (983)
---------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 2,774,833         2,828,004
---------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                      715,748           563,380
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                12,909,208       179,715,229
    Foreign currency transactions                                                          7                --
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           12,909,215       179,715,229
Net change in unrealized appreciation (depreciation) on investments and
    on translation of assets and liabilities in foreign currencies                30,535,075      (127,748,506)
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             43,444,290        51,966,723
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $    44,160,038   $    52,530,103
===============================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
76  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds

                                                                                                     RIVERSOURCE VP - CASH
                                                            RIVERSOURCE VP - BALANCED FUND              MANAGEMENT FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $    31,960,753   $    60,950,168   $    11,715,631   $    13,365,919
Net realized gain (loss) on investments                         74,037,141       161,959,485              (150)            1,275
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies            (14,498,822)       20,254,609                --                --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                  91,499,072       243,164,262        11,715,481        13,367,194
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                      (31,549,310)      (61,685,753)      (11,715,631)      (13,366,319)
    Net realized gain                                          (70,774,753)               --                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (102,324,063)      (61,685,753)      (11,715,631)      (13,366,319)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             12,762,946        33,994,949       153,121,734       278,245,964
Reinvestment of distributions at net asset value               104,237,875        61,564,207        11,433,002        12,094,809
Payments for redemptions                                      (260,255,987)     (503,321,951)     (151,260,719)     (375,917,897)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
    share transactions                                        (143,255,166)     (407,762,795)       13,294,017       (85,577,124)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (154,080,157)     (226,284,286)       13,293,867       (85,576,249)
Net assets at beginning of period                            2,437,326,325     2,663,610,611       687,605,127       773,181,376
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $ 2,283,246,168   $ 2,437,326,325   $   700,898,994   $   687,605,127
=================================================================================================================================
Undistributed (excess of distributions over)
    net investment income                                  $       107,697   $      (303,746)  $            --   $            --
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                                 RIVERSOURCE VP - DIVERSIFIED
                                                           RIVERSOURCE VP - CORE BOND FUND                BOND FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $     1,094,659   $     1,429,788   $    36,030,920   $    63,237,383
Net realized gain (loss) on investments                           (324,644)          298,041        (8,389,249)       14,152,346
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies               (884,616)           (8,029)      (28,370,893)       (4,469,293)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                    (114,601)        1,719,800          (729,222)       72,920,436
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                       (1,105,258)       (1,450,986)      (36,002,626)      (66,121,267)
    Net realized gain                                             (122,686)               --                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1,227,944)       (1,450,986)      (36,002,626)      (66,121,267)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             14,435,287        26,946,369       204,898,370       266,496,135
Reinvestment of distributions at net asset value                 1,191,080         1,374,055        35,181,965        65,971,457
Payments for redemptions                                       (11,387,907)       (6,193,096)      (99,380,138)     (211,228,785)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                                 4,238,460        22,127,328       140,700,197       121,238,807
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          2,895,915        22,396,142       103,968,349       128,037,976
Net assets at beginning of period                               57,939,791        35,543,649     1,824,269,923     1,696,231,947
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $    60,835,706   $    57,939,791   $ 1,928,238,272   $ 1,824,269,923
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $           401   $        11,000   $      (108,888)  $      (137,182)
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  77
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - DIVERSIFIED         RIVERSOURCE VP - EMERGING
                                                                  EQUITY INCOME FUND                     MARKETS FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $    16,464,223   $    20,778,925   $       166,004   $       588,832
Net realized gain (loss) on investments                         21,641,439        74,275,731        23,358,368        13,536,065
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies            183,695,234       176,095,823        51,911,290        16,517,176
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                 221,800,896       271,150,479        75,435,662        30,642,073
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                      (15,996,246)      (19,986,713)          (96,661)         (502,237)
    Net realized gain                                          (72,944,061)               --       (12,706,732)       (2,148,317)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (88,940,307)      (19,986,713)      (12,803,393)       (2,650,554)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                            415,002,029       586,505,709       111,796,809       121,975,171
Reinvestment of distributions at net asset value                87,992,806        17,749,939        13,035,631         2,508,714
Payments for redemptions                                       (18,825,422)      (19,307,264)      (12,678,525)       (6,438,923)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                               484,169,413       584,948,384       112,153,915       118,044,962
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        617,030,002       836,112,150       174,786,184       146,036,481
Net assets at beginning of period                            1,679,081,197       842,969,047       191,960,884        45,924,403
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $ 2,296,111,199   $ 1,679,081,197   $   366,747,068   $   191,960,884
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $         7,731   $      (460,246)  $       155,824   $        86,481
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                               RIVERSOURCE VP - GLOBAL INFLATION
                                                           RIVERSOURCE VP - GLOBAL BOND FUND       PROTECTED SECURITIES FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED   (a) YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $     7,664,056   $    12,976,102   $     2,205,996   $     1,170,024
Net realized gain (loss) on investments                         (1,630,714)       14,431,701         1,629,247             9,718
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies            (20,615,375)          955,738        (2,335,051)          853,992
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                 (14,582,033)       28,363,541         1,500,192         2,033,734
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                       (6,298,117)      (23,132,048)       (4,971,652)       (1,175,862)
    Net realized gain                                           (2,563,332)               --          (300,000)           (3,185)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (8,861,449)      (23,132,048)       (5,271,652)       (1,179,047)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             67,876,404       160,817,306       134,142,273       115,848,581
Reinvestment of distributions at net asset value                 9,001,082        23,811,853         5,501,733           948,966
Payments for redemptions                                       (29,916,095)      (23,514,676)       (2,970,755)       (6,253,997)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                                46,961,391       161,114,483       136,673,251       110,543,550
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         23,517,909       166,345,976       132,901,791       111,398,237
Net assets at beginning of period (Note 1)                     575,292,316       408,946,340       116,396,963         4,998,726(b)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $   598,810,225   $   575,292,316   $   249,298,754   $   116,396,963
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $       821,274   $      (544,665)  $    (2,764,874)  $           782
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(b) Initial capital of $5,000,000 was contributed on Sept. 8, 2004. The Fund had a decrease in net assets resulting from operations of $1,274 during the period from Sept. 8, 2004 to Sept. 13, 2004 (date the Fund became available).

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
78  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                                                  RIVERSOURCE VP - HIGH YIELD
                                                             RIVERSOURCE VP - GROWTH FUND                  BOND FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $     1,663,939   $     1,227,109   $    43,214,694   $    80,408,765
Net realized gain (loss) on investments                         32,802,858        25,738,738        (2,071,755)       33,067,201
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies             (4,869,195)       17,284,007        (6,791,767)       (6,289,026)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                  29,597,602        44,249,854        34,351,172       107,186,940
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                       (1,638,926)       (1,085,812)      (40,382,710)      (80,490,774)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                            223,700,620       109,153,959        50,300,477       146,257,335
Reinvestment of distributions at net asset value                   847,231         1,123,472        40,196,456        80,093,618
Payments for redemptions                                        (3,086,906)      (22,493,936)      (88,077,456)     (135,588,640)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                               221,460,945        87,783,495         2,419,477        90,762,313
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        249,419,621       130,947,537        (3,612,061)      117,458,479
Net assets at beginning of period                              391,901,125       260,953,588     1,246,475,365     1,129,016,886
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $   641,320,746   $   391,901,125   $ 1,242,863,304   $ 1,246,475,365
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $        25,013   $            --   $     6,900,435   $     4,068,451
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -                    RIVERSOURCE VP -
                                                               INCOME OPPORTUNITIES FUND        INTERNATIONAL OPPORTUNITY FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $     1,907,974   $     1,470,969   $      (172,107)  $    13,302,264
Net realized gain (loss) on investments                            (47,995)          305,821       107,768,365       106,053,373
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies                (47,596)          147,007        76,989,503       107,127,444
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                   1,812,383         1,923,797       184,585,761       226,483,081
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                       (1,915,974)       (1,466,967)       (4,834,855)      (14,185,535)
    Net realized gain                                             (260,728)         (121,799)               --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2,176,702)       (1,588,766)       (4,834,855)      (14,185,535)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             52,161,902        36,842,482        20,232,806        93,707,558
Reinvestment of distributions at net asset value                 1,936,022         1,456,121         8,050,592        13,916,731
Payments for redemptions                                        (8,735,679)       (9,664,775)      (82,716,314)     (109,415,941)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                                45,362,245        28,633,828       (54,432,916)       (1,791,652)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         44,997,926        28,968,859       125,317,990       210,505,894
Net assets at beginning of period                               44,562,877        15,594,018     1,184,338,421       973,832,527
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $    89,560,803   $    44,562,877   $ 1,309,656,411   $ 1,184,338,421
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $            --   $         8,000   $    (5,619,543)  $      (612,581)
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  79
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP - LARGE              RIVERSOURCE VP - LARGE
                                                                   CAP EQUITY FUND                      CAP VALUE FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $    14,453,406   $    28,694,801   $       146,331   $       151,942
Net realized gain (loss) on investments                        111,841,154       211,236,490           445,463           357,850
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies             12,204,078        57,887,507           396,717           625,405
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                 138,498,638       297,818,798           988,511         1,135,197
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                      (14,284,275)      (28,626,032)         (143,760)         (151,392)
    Net realized gain                                                   --                --          (384,490)          (61,040)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (14,284,275)      (28,626,032)         (528,250)         (212,432)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             91,309,087       200,687,349         2,880,337         7,390,064
Reinvestment of distributions at net asset value                14,320,183        27,520,509           543,443           180,662
Payments for redemptions                                      (231,535,511)     (521,735,962)       (1,048,797)         (955,062)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                              (125,906,241)     (293,528,104)        2,374,983         6,615,664
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (1,691,878)      (24,335,338)        2,835,244         7,538,429
Net assets at beginning of period                            2,510,377,690     2,534,713,028        14,820,620         7,282,191
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $ 2,508,685,812   $ 2,510,377,690   $    17,655,864   $    14,820,620
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $        54,762   $      (114,369)  $           392   $        (2,179)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                               RIVERSOURCE VP - MID CAP            RIVERSOURCE VP - MID CAP
                                                                      GROWTH FUND                         VALUE FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED   (a) YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $       (61,667)  $      (795,020)  $        85,006   $         8,844
Net realized gain (loss) on investments                          7,618,021        19,870,302           169,728            34,448
Net change in unrealized appreciation
 (depreciation) on investments and on translation
 of assets and liabilities in foreign currencies                 6,745,082        31,461,353         1,395,921           437,214
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                  14,301,436        50,536,635         1,650,655           480,506
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                               --                --           (85,201)           (9,698)
    Net realized gain                                          (13,515,397)               --           (42,000)               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (13,515,397)               --          (127,201)           (9,698)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                              7,888,009        20,390,489        21,894,378         4,671,932
Reinvestment of distributions at net asset value                13,515,397                --            99,912             1,787
Payments for redemptions                                       (16,028,443)      (40,608,349)         (774,416)          (58,967)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                                 5,374,963       (20,217,860)       21,219,874         4,614,752
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          6,161,002        30,318,775        22,743,328         5,085,560
Net assets at beginning of period (Note 1)                     255,204,566       224,885,791         7,115,835         2,030,275(b)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $   261,365,568   $   255,204,566   $    29,859,163   $     7,115,835
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $       (61,667)  $            --   $            65   $           260
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(b) Initial capital of $1,999,940 was contributed on April 28, 2005. The Fund had a increase in net assets resulting from operations of $30,335 during the period from April 28, 2005 to May 2, 2005 (date the Fund became available).

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
80  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                                 RIVERSOURCE VP - NEW                RIVERSOURCE VP - S&P
                                                                    DIMENSIONS FUND                     500 INDEX FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $     8,537,293   $    27,005,662   $     2,701,750   $     5,534,950
Net realized gain (loss) on investments                        158,730,376       140,657,959          (401,745)        1,267,418
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies            (64,124,782)       27,273,899        18,525,204        29,628,952
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                 103,142,887       194,937,520        20,825,209        36,431,320
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                       (8,438,161)      (26,931,431)       (2,668,948)       (5,503,403)
    Net realized gain                                                   --                --          (924,016)               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (8,438,161)      (26,931,431)       (3,592,964)       (5,503,403)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                              3,446,125        17,563,427        14,931,093        69,811,420
Reinvestment of distributions at net asset value                 6,008,658        29,634,120         3,622,665         5,036,258
Payments for redemptions                                      (470,851,948)     (947,752,244)      (23,147,679)      (21,521,879)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                              (461,397,165)     (900,554,697)       (4,593,921)       53,325,799
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (366,692,439)     (732,548,608)       12,638,324        84,253,716
Net assets at beginning of period                            2,199,595,699     2,932,144,307       367,350,623       283,096,907
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $ 1,832,903,260   $ 2,199,595,699   $   379,988,947   $   367,350,623
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $        99,133   $             1   $        14,534   $       (18,268)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP - SELECT         RIVERSOURCE VP - SHORT DURATION
                                                                      VALUE FUND                     U.S. GOVERNMENT FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $        76,540   $        69,442   $     7,674,863   $    13,334,726
Net realized gain (loss) on investments                            109,357           328,478        (1,507,810)       (3,161,382)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies                475,696         1,579,596        (2,453,008)       (3,182,742)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                     661,593         1,977,516         3,714,045         6,990,602
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                          (73,339)          (66,667)       (7,788,103)      (13,288,036)
    Net realized gain                                             (381,000)          (54,328)               --          (148,999)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (454,339)         (120,995)       (7,788,103)      (13,437,035)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                              3,575,667        13,500,858        29,326,667        53,612,824
Reinvestment of distributions at net asset value                   456,876           117,486         7,605,807        13,354,736
Payments for redemptions                                        (1,617,604)         (605,448)      (31,698,437)      (82,040,384)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                                 2,414,939        13,012,896         5,234,037       (15,072,824)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          2,622,193        14,869,417         1,159,979       (21,519,257)
Net assets at beginning of period                               23,473,237         8,603,820       484,483,590       506,002,847
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $    26,095,430   $    23,473,237   $   485,643,569   $   484,483,590
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $           474   $        (2,727)  $       (74,783)  $        38,457
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  81
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP - SMALL CAP            RIVERSOURCE VP - SMALL
                                                                    ADVANTAGE FUND                      CAP VALUE FUND
                                                           FEB. 28, 2006      AUG. 31, 2005    FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                            (UNAUDITED)                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $      (139,427)  $      (611,525)  $       715,748   $       385,585
Net realized gain (loss) on investments                         14,229,699        30,020,831        12,909,215        31,279,549
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies              5,916,249        17,135,003        30,535,075        22,038,842
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                  20,006,521        46,544,309        44,160,038        53,703,976
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                               --                --          (867,529)         (148,562)
    Net realized gain                                          (29,405,160)       (9,460,720)      (31,668,050)      (22,655,414)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (29,405,160)       (9,460,720)      (32,535,579)      (22,803,976)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                              4,540,945        24,255,001        74,856,059       137,742,641
Reinvestment of distributions at net asset value                29,405,160         9,460,720        32,398,775        22,803,976
Payments for redemptions                                       (16,443,236)      (19,393,071)       (8,355,741)       (8,205,722)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                                17,502,869        14,322,650        98,899,093       152,340,895
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          8,104,230        51,406,239       110,523,552       183,240,895
Net assets at beginning of period                              235,445,556       184,039,317       412,109,466       228,868,571
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $   243,549,786   $   235,445,556   $   522,633,018   $   412,109,466
=================================================================================================================================
Undistributed (excess of distributions over) net
    investment income                                      $       (86,258)  $        53,169   $        17,504   $       169,285
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP - STRATEGY
                                                                   AGGRESSIVE FUND
                                                           FEB. 28, 2006      AUG. 31, 2005
                                                          SIX MONTHS ENDED     YEAR ENDED
                                                            (UNAUDITED)
---------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------
Investment income (loss) -- net                            $       563,380   $    (2,513,330)
Net realized gain (loss) on investments                        179,715,229        65,873,117
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies           (127,748,506)       86,549,108
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
    operations                                                  52,530,103       149,908,895
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                         (563,951)               --
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------
Proceeds from sales                                              1,989,563         2,881,464
Reinvestment of distributions at net asset value                   563,951                --
Payments for redemptions                                       (95,801,641)     (249,498,256)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                               (93,248,127)     (246,616,792)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (41,281,975)      (96,707,897)
Net assets at beginning of period                              686,645,200       783,353,097
---------------------------------------------------------------------------------------------
Net assets at end of period                                $   645,363,225   $   686,645,200
=============================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
82  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
RiverSource Variable Portfolio Funds

(Unaudited as to Feb. 28, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

RiverSource VP - Global Inflation Protected Securities Fund became available on Sept. 13, 2004. On Sept. 8, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) purchased 500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Mid Cap Value Fund became available on May 2, 2005. On April 28, 2005, Ameriprise Financial purchased 199,994 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

RiverSource VP - Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

RiverSource VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

RiverSource VP - Core Bond Fund invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

RiverSource VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

RiverSource VP - Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers.

RiverSource VP - Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource VP - Growth Fund invests primarily in common stocks that appear to offer growth opportunities.

RiverSource VP - High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

RiverSource VP - Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

RiverSource VP - International Opportunity Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

RiverSource VP - Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

RiverSource VP - Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

RiverSource VP - Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies.

RiverSource VP - Mid Cap Value Fund invests primarily in equity securities of medium-sized companies.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  83
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

RiverSource VP - S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor 500 Composite Stock Price Index (S&P
                 500).

RiverSource VP - Select Value Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

RiverSource VP - Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.

RiverSource VP - Small Cap Advantage Fund invests primarily in equity securities of small cap companies.

RiverSource VP - Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

RiverSource VP - Strategy Aggressive Fund invests primarily in common stocks of mid-capitalization companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in RiverSource VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

ILLIQUID SECURITIES

At Feb. 28, 2006, investments in securities for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - International Opportunity Fund and RiverSource VP - Small Cap Value Fund included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Feb. 28, 2006, was $0, $0, $6,892,972, $14,396,348,
$599,250, $600,721 and $108,665, representing 0.00%, 0.00%, 1.22%, 1.16%, 0.67%,
0.05% and 0.02% of net assets for RiverSource VP - Balanced Fund, RiverSource VP
- Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP
- High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - International Opportunity Fund and RiverSource VP - Small Cap Value Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
84  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Feb. 28, 2006, the outstanding forward-commitments for the Funds are as follows:

                                                           WHEN-ISSUED           OTHER                FUTURE
FUND                                                       SECURITIES     FORWARD-COMMITMENTS   CAPITAL COMMITMENTS
-------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                            $  52,288,672       $       --              $ --
RiverSource VP - Core Bond Fund                               6,485,765               --                --
RiverSource VP - Diversified Bond Fund                      147,296,230               --                --
RiverSource VP - Global Bond Fund                             2,718,760               --                --
RiverSource VP - High Yield Bond Fund                        12,491,527        6,081,181                --
RiverSource VP - Income Opportunities Fund                    1,838,809        1,081,572                --
RiverSource VP - Short Duration U.S. Government Fund         30,944,513        3,646,644                --
-------------------------------------------------------------------------------------------------------------------

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  85
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Feb. 28, 2006, foreign currency holdings for RiverSource VP - Core Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Diversified Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Diversified Equity Income Fund was comprised entirely of British pounds, RiverSource VP - Emerging Markets Fund consisted of multiple denominations, primarily Taiwan dollars, foreign currency holdings for RiverSource VP - Global Bond Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Global Inflation Protected Securities Fund consisted of multiple denominations, primarily European monetary units, foreign currency holdings for RiverSource VP - Growth Fund consisted of British pounds and European monetary units, foreign currency holdings for RiverSource VP - International Opportunity Fund consisted of multiple denominations and foreign currency holdings for RiverSource VP - Large Cap Equity Fund was comprised entirely of European monetary units.

The Funds, except RiverSource VP - Cash Management Fund and RiverSource VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

TOTAL RETURN SWAP TRANSACTIONS

Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Funds either receive or pay the total return on a reference security or index applied to a notional principal amount. In return, the Funds agree to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

GUARANTEES AND INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
86  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL TAXES

Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

DIVIDENDS

At Feb. 28, 2006, dividends declared for each Fund payable March 1, 2006 are as follows:

FUND                                                            AMOUNT PER SHARE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                      $0.085
RiverSource VP - Cash Management Fund                                0.003
RiverSource VP - Core Bond Fund                                      0.031
RiverSource VP - Diversified Bond Fund                               0.035
RiverSource VP - Diversified Equity Income Fund                      0.048
RiverSource VP - Global Bond Fund                                    0.017
RiverSource VP - Growth Fund                                         0.010
RiverSource VP - High Yield Bond Fund                                0.039
RiverSource VP - Income Opportunities Fund                           0.055
RiverSource VP - Large Cap Equity Fund                               0.053
RiverSource VP - Large Cap Value Fund                                0.022
RiverSource VP - Mid Cap Value Fund                                  0.015
RiverSource VP - New Dimensions Fund                                 0.049
RiverSource VP - S&P 500 Index Fund                                  0.030
RiverSource VP - Select Value Fund                                   0.006
RiverSource VP - Short Duration U.S. Government Fund                 0.028
RiverSource VP - Small Cap Value Fund                                0.004
--------------------------------------------------------------------------------

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for RiverSource VP - Cash Management Fund, RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund , RiverSource VP - New Dimensions Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund, RiverSource VP - Small Cap Value Fund and RiverSource VP - Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  87
--------------------------------------------------------------------------------

2. EXPENSES

The Funds have an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) for managing investments, record keeping and other services that are based solely on the assets of each Fund. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.630% to 0.550%
RiverSource VP - Cash Management Fund                           0.510% to 0.440%
RiverSource VP - Core Bond Fund                                 0.630% to 0.555%
RiverSource VP - Diversified Bond Fund                          0.610% to 0.535%
RiverSource VP - Diversified Equity Income Fund                 0.560% to 0.470%
RiverSource VP - Emerging Markets Fund                          1.170% to 1.095%
RiverSource VP - Global Bond Fund                               0.840% to 0.780%
RiverSource VP - Global Inflation Protected Securities Fund     0.490% to 0.415%
RiverSource VP - Growth Fund                                    0.630% to 0.570%
RiverSource VP - High Yield Bond Fund                           0.620% to 0.545%
RiverSource VP - Income Opportunities Fund                      0.640% to 0.565%
RiverSource VP - International Opportunity Fund                 0.870% to 0.795%
RiverSource VP - Large Cap Equity Fund                          0.630% to 0.570%
RiverSource VP - Large Cap Value Fund                           0.630% to 0.570%
RiverSource VP - Mid Cap Growth Fund                            0.650% to 0.560%
RiverSource VP - Mid Cap Value Fund                             0.730% to 0.610%
RiverSource VP - New Dimensions Fund                            0.630% to 0.570%
RiverSource VP - S&P 500 Index Fund                             0.290% to 0.260%
RiverSource VP - Select Value Fund                              0.810% to 0.720%
RiverSource VP - Short Duration U.S. Government Fund            0.610% to 0.535%
RiverSource VP - Small Cap Advantage Fund                       0.790% to 0.650%
RiverSource VP - Small Cap Value Fund                           1.020% to 0.920%
RiverSource VP - Strategy Aggressive Fund                       0.650% to 0.575%
--------------------------------------------------------------------------------

On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of each Fund's average daily net assets will decline annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.530% to 0.350%
RiverSource VP - Cash Management Fund                           0.330% to 0.150%
RiverSource VP - Core Bond Fund                                 0.480% to 0.290%
RiverSource VP - Diversified Bond Fund                          0.480% to 0.290%
RiverSource VP - Diversified Equity Income Fund                 0.600% to 0.375%
RiverSource VP - Emerging Markets Fund                          1.100% to 0.900%
RiverSource VP - Global Bond Fund                               0.720% to 0.520%
RiverSource VP - Global Inflation Protected Securities Fund     0.440% to 0.250%
RiverSource VP - Growth Fund                                    0.600% to 0.375%
RiverSource VP - High Yield Bond Fund                           0.590% to 0.360%
RiverSource VP - Income Opportunities Fund                      0.610% to 0.380%
RiverSource VP - International Opportunity Fund                 0.800% to 0.570%
RiverSource VP - Large Cap Equity Fund                          0.600% to 0.375%
RiverSource VP - Large Cap Value Fund                           0.600% to 0.375%
RiverSource VP - Mid Cap Growth Fund                            0.700% to 0.475%
RiverSource VP - Mid Cap Value Fund                             0.700% to 0.475%
RiverSource VP - New Dimensions Fund                            0.630% to 0.570%
RiverSource VP - S&P 500 Index Fund                             0.220% to 0.120%
RiverSource VP - Select Value Fund                              0.780% to 0.650%
RiverSource VP - Short Duration U.S. Government Fund            0.480% to 0.250%
RiverSource VP - Small Cap Advantage Fund                       0.790% to 0.665%
RiverSource VP - Small Cap Value Fund                           0.970% to 0.870%
RiverSource VP - Strategy Aggressive Fund                       0.650% to 0.575%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
88  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the six months ended Feb. 28, 2006 are as follows:

                                                                                                         INCREASE
FUND                                                INDEX NAME                                          (DECREASE)
-------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                      Lipper Balanced Funds Index                         $  (409,843)
RiverSource VP - Diversified Equity Income Fund     Lipper Equity Income Funds Index                        853,436
RiverSource VP - Emerging Markets Fund              Lipper Emerging Markets Funds Index                      (5,295)
RiverSource VP - Growth Fund                        Lipper Large-Cap Growth Funds Index                      19,408
RiverSource VP - International Opportunity Fund     Lipper International Large-Cap Core Funds Index             773
RiverSource VP - Large Cap Equity Fund              Lipper Large-Cap Core Funds Index                       338,394
RiverSource VP - Large Cap Value Fund               Lipper Large-Cap Value Funds Index                       (2,812)
RiverSource VP - Mid Cap Growth Fund                Lipper Mid-Cap Growth Funds Index                       (16,152)
RiverSource VP - Mid Cap Value Fund                 Lipper Mid-Cap Value Funds Index                          2,714
RiverSource VP - New Dimensions Fund                Lipper Large-Cap Core Funds Index*                   (1,489,148)
RiverSource VP - Select Value Fund                  Lipper Multi-Cap Value Funds Index                       (8,444)
RiverSource VP - Small Cap Advantage Fund           Lipper Small-Cap Core Funds Index                       138,160
RiverSource VP - Small Cap Value Fund               Lipper Small-Cap Value Funds Index                     (132,446)
RiverSource VP - Strategy Aggressive Fund           Lipper Mid-Cap Growth Funds Index                       (63,635)
-------------------------------------------------------------------------------------------------------------------

* Index effective Nov. 1, 2005. Prior to Nov. 1, 2005, was the Lipper Large-Cap Growth Funds Index.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse the Investment Manager an amount equal to the cost of certain expenses incurred and paid by the Investment Manager in connection with each Fund's operations.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Emerging Markets Fund and RiverSource VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.

The Investment Manager has a Subadvisory Agreement with GAMCO Asset Management, Inc., a wholly-owned subsidiary of GAMCO Investors, Inc., to subadvise the assets of RiverSource VP - Select Value Fund.

The Investment Manager has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason Inc., Goldman Sachs Asset Management, L.P., Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc. and Franklin Portfolio Associates LLC, each which subadvises a portion of the assets of RiverSource VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  89
--------------------------------------------------------------------------------

The Funds have an Administrative Services Agreement with Ameriprise Financial. Under the current agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.060% to 0.030%
RiverSource VP - Cash Management Fund                           0.060% to 0.030%
RiverSource VP - Core Bond Fund                                 0.070% to 0.040%
RiverSource VP - Diversified Bond Fund                          0.070% to 0.040%
RiverSource VP - Diversified Equity Income Fund                 0.060% to 0.030%
RiverSource VP - Emerging Markets Fund                          0.080% to 0.050%
RiverSource VP - Global Bond Fund                               0.080% to 0.050%
RiverSource VP - Global Inflation Protected Securities Fund     0.070% to 0.040%
RiverSource VP - Growth Fund                                    0.060% to 0.030%
RiverSource VP - High Yield Bond Fund                           0.070% to 0.040%
RiverSource VP - Income Opportunities Fund                      0.070% to 0.040%
RiverSource VP - International Opportunity Fund                 0.080% to 0.050%
RiverSource VP - Large Cap Equity Fund                          0.060% to 0.030%
RiverSource VP - Large Cap Value Fund                           0.060% to 0.030%
RiverSource VP - Mid Cap Growth Fund                            0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                             0.060% to 0.030%
RiverSource VP - New Dimensions Fund                            0.060% to 0.030%
RiverSource VP - S&P 500 Index Fund                             0.060% to 0.030%
RiverSource VP - Select Value Fund                              0.060% to 0.030%
RiverSource VP - Short Duration U.S. Government Fund            0.070% to 0.040%
RiverSource VP - Small Cap Advantage Fund                       0.080% to 0.050%
RiverSource VP - Small Cap Value Fund                           0.080% to 0.050%
RiverSource VP - Strategy Aggressive Fund                       0.060% to 0.030%
--------------------------------------------------------------------------------

Prior to Oct. 1, 2005, the fee percentage of each Fund's average daily net assets declined annually as each Fund's assets increased as follows:

FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.040% to 0.020%
RiverSource VP - Cash Management Fund                           0.030% to 0.020%
RiverSource VP - Core Bond Fund                                 0.050% to 0.025%
RiverSource VP - Diversified Bond Fund                          0.050% to 0.025%
RiverSource VP - Diversified Equity Income Fund                 0.040% to 0.020%
RiverSource VP - Emerging Markets Fund                          0.100% to 0.050%
RiverSource VP - Global Bond Fund                               0.060% to 0.040%
RiverSource VP - Global Inflation Protected Securities Fund     0.050% to 0.025%
RiverSource VP - Growth Fund                                    0.050% to 0.030%
RiverSource VP - High Yield Bond Fund                           0.050% to 0.025%
RiverSource VP - Income Opportunities Fund                      0.050% to 0.025%
RiverSource VP - International Opportunity Fund                 0.060% to 0.035%
RiverSource VP - Large Cap Equity Fund                          0.050% to 0.030%
RiverSource VP - Large Cap Value Fund                           0.050% to 0.030%
RiverSource VP - Mid Cap Growth Fund                            0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                             0.050% to 0.020%
RiverSource VP - New Dimensions Fund                            0.050% to 0.030%
RiverSource VP - S&P 500 Index Fund                             0.080% to 0.065%
RiverSource VP - Select Value Fund                              0.060% to 0.035%
RiverSource VP - Short Duration U.S. Government Fund            0.050% to 0.025%
RiverSource VP - Small Cap Advantage Fund                       0.060% to 0.035%
RiverSource VP - Small Cap Value Fund                           0.080% to 0.055%
RiverSource VP - Strategy Aggressive Fund                       0.060% to 0.035%
--------------------------------------------------------------------------------

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
90  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

SUBSEQUENT EVENT

Shareholders approved moving transfer agent services from the Investment Management Services Agreement to a new Transfer Agency and Servicing Agreement at a shareholder meeting on Feb. 15, 2006 for the RiverSource Variable Portfolio Funds. On March 1, 2006, the Funds entered into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be uniform for all RiverSource Variable Portfolio Funds at an annual rate of 0.06% of average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each fund and decreases the rate between 0.03% and 0.15% of average daily net assets.

For the six months ended Feb. 28, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.89% for RiverSource VP - Core Bond Fund, 0.75% for RiverSource VP - Global Inflation Protected Securities Fund, 1.06% for RiverSource VP - Large Cap Value Fund, 1.12% for RiverSource VP
- Mid Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund, 1.08% for RiverSource VP - Select Value Fund and 1.21% for RiverSource VP - Small Cap Value Fund. From Sept. 1, 2005 through Sept. 30, 2005, the Investment Manager and its affiliates had agreed to waive certain fees and expenses. Under this agreement, net expenses would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                  PERCENTAGE
--------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                         0.950%
RiverSource VP - Emerging Markets Fund                                  1.750%
RiverSource VP - Global Inflation Protected Securities Fund             0.750%
RiverSource VP - Income Opportunities Fund                              0.990%
RiverSource VP - Large Cap Value Fund                                   1.050%
RiverSource VP - Mid Cap Growth Fund                                    1.100%
RiverSource VP - Mid Cap Value Fund                                     1.080%
RiverSource VP - S&P 500 Index Fund                                     0.495%
RiverSource VP - Select Value Fund                                      1.150%
RiverSource VP - Small Cap Value Fund                                   1.300%
--------------------------------------------------------------------------------

Beginning Oct. 1, 2005, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2006. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                  PERCENTAGE
--------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                         0.950%
RiverSource VP - Emerging Markets Fund                                  1.750%
RiverSource VP - Global Inflation Protected Securities Fund             0.750%
RiverSource VP - Income Opportunities Fund                              0.990%
RiverSource VP - Large Cap Value Fund                                   1.050%
RiverSource VP - Mid Cap Growth Fund                                    1.100%
RiverSource VP - Mid Cap Value Fund                                     1.080%
RiverSource VP - S&P 500 Index Fund                                     0.495%
RiverSource VP - Select Value Fund                                      1.150%
RiverSource VP - Small Cap Value Fund                                   1.300%
--------------------------------------------------------------------------------

Effective Dec. 1, 2005, the Investment Manager and its affiliates amended the agreement for the following Funds until Aug. 31, 2006. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                  PERCENTAGE
--------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                         0.830%
RiverSource VP - Global Inflation Protected Securities Fund             0.720%
RiverSource VP - Small Cap Value Fund                                   1.250%
--------------------------------------------------------------------------------

Effective March 18, 2006, the Investment Manager and its affiliates amended the agreement for RiverSource VP - Mid Cap Growth Fund in effect until Aug. 31, 2006. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.000% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  91
--------------------------------------------------------------------------------

During the six months ended Feb. 28, 2006, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

FUND                                                                   REDUCTION
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                          $1,409
RiverSource VP - Cash Management Fund                                    1,418
RiverSource VP - Core Bond Fund                                          1,641
RiverSource VP - Diversified Bond Fund                                   1,441
RiverSource VP - Diversified Equity Income Fund                            892
RiverSource VP - Emerging Markets Fund                                   1,851
RiverSource VP - Global Bond Fund                                          742
RiverSource VP - Global Inflation Protected Securities Fund              1,905
RiverSource VP - Growth Fund                                             1,098
RiverSource VP - High Yield Bond Fund                                    1,290
RiverSource VP - Income Opportunities Fund                               3,040
RiverSource VP - International Opportunity Fund                            362
RiverSource VP - Large Cap Equity Fund                                   1,724
RiverSource VP - Large Cap Value Fund                                    7,583
RiverSource VP - Mid Cap Growth Fund                                     1,539
RiverSource VP - Mid Cap Value Fund                                      7,765
RiverSource VP - New Dimensions Fund                                       453
RiverSource VP - S&P 500 Index Fund                                        765
RiverSource VP - Short Duration U.S. Government Fund                       763
RiverSource VP - Small Cap Advantage Fund                                  350
RiverSource VP - Strategy Aggressive Fund                                  983
--------------------------------------------------------------------------------

The Funds also pay custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

For the six months ended Feb. 28, 2006, cost of purchases and proceeds from sales of securities aggregated $1,457,299,645 and $1,449,035,880, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                            PURCHASES         PROCEEDS
---------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                $1,385,103,941   $1,535,766,087
RiverSource VP - Core Bond Fund                                   96,182,390       88,136,937
RiverSource VP - Diversified Bond Fund                         2,588,294,278    2,360,225,638
RiverSource VP - Diversified Equity Income Fund                  525,575,827      113,854,272
RiverSource VP - Emerging Markets Fund                           260,428,996      164,882,998
RiverSource VP - Global Bond Fund                                229,558,869      185,148,040
RiverSource VP - Global Inflation Protected Securities Fund      212,548,990       87,538,754
RiverSource VP - Growth Fund                                     538,040,782      336,623,431
RiverSource VP - High Yield Bond Fund                            637,169,885      624,117,755
RiverSource VP - Income Opportunities Fund                        67,882,905       24,820,727
RiverSource VP - International Opportunity Fund                  526,254,224      604,290,372
RiverSource VP - Large Cap Equity Fund                         1,232,877,647    1,364,989,169
RiverSource VP - Large Cap Value Fund                              6,435,517        4,042,352
RiverSource VP - Mid Cap Growth Fund                              27,872,036       37,681,448
RiverSource VP - Mid Cap Value Fund                               21,978,520        1,600,496
RiverSource VP - New Dimensions Fund                           1,930,109,770    2,416,270,958
RiverSource VP - S&P 500 Index Fund                               12,694,609       15,157,191
RiverSource VP - Select Value Fund                                 7,106,678        2,774,531
RiverSource VP - Short Duration U.S. Government Fund             433,492,490      405,224,592
RiverSource VP - Small Cap Advantage Fund                        147,323,573      156,629,896
RiverSource VP - Small Cap Value Fund                            177,338,874      107,086,724
RiverSource VP - Strategy Aggressive Fund                        500,359,969      572,754,081
---------------------------------------------------------------------------------------------

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers for RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund were $100 and $101, respectively, for the six months ended Feb. 28, 2006.


--------------------------------------------------------------------------------
92  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                           BALANCED                   CASH                      CORE
                                             FUND                  MANAGEMENT                   BOND
                                                                      FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                          846,183             153,176,449                 1,463,577
Issued for reinvested distributions         7,050,307              11,437,087                   120,661
Redeemed                                  (17,277,058)           (151,314,769)               (1,154,048)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (9,380,568)             13,298,767                   430,190
----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                           BALANCED                   CASH                      CORE
                                             FUND                  MANAGEMENT                   BOND
                                                                      FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                        2,282,339             278,345,632                 2,692,666
Issued for reinvested distributions         4,179,520              12,099,139                   137,378
Redeemed                                  (33,801,683)           (376,052,554)                 (618,126)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (27,339,824)            (85,607,783)                2,211,918
----------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                          DIVERSIFIED              DIVERSIFIED                EMERGING
                                             BOND                 EQUITY INCOME                MARKETS
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                       19,558,058              29,284,809                 7,653,831
Issued for reinvested distributions         3,353,577               6,411,792                   952,068
Redeemed                                   (9,488,770)             (1,334,614)                 (827,618)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    13,422,865              34,361,987                 7,778,281
----------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                          DIVERSIFIED              DIVERSIFIED                EMERGING
                                             BOND                 EQUITY INCOME                MARKETS
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                       25,108,316              46,061,546                10,263,732
Issued for reinvested distributions         6,211,707               1,430,499                   228,513
Redeemed                                  (19,891,051)             (1,515,634)                 (576,416)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    11,428,972              45,976,411                 9,915,829
----------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                            GLOBAL              GLOBAL INFLATION               GROWTH
                                             BOND             PROTECTED SECURITIES              FUND
                                             FUND                     FUND
----------------------------------------------------------------------------------------------------------
Sold                                        6,358,562              13,495,371                32,955,636
Issued for reinvested distributions           846,203                 557,060                   126,617
Redeemed                                   (2,805,759)               (298,918)                 (456,809)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     4,399,006              13,753,513                32,625,444
----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                            GLOBAL              GLOBAL INFLATION               GROWTH
                                             BOND             PROTECTED SECURITIES              FUND
                                             FUND                    FUND(a)
----------------------------------------------------------------------------------------------------------
Sold                                       14,405,822              11,437,594                16,903,922
Issued for reinvested distributions         2,128,628                  92,952                   183,638
Redeemed                                   (2,121,377)               (612,356)               (3,733,894)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    14,413,073              10,918,190                13,353,666
----------------------------------------------------------------------------------------------------------

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  93
--------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                          HIGH YIELD                 INCOME                 INTERNATIONAL
                                             BOND                OPPORTUNITIES               OPPORTUNITY
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                        7,545,840               5,104,458                 1,892,610
Issued for reinvested distributions         6,031,097                 189,606                   790,728
Redeemed                                  (13,230,151)               (850,838)               (7,756,085)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                       346,786               4,443,226                (5,072,747)
----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                          HIGH YIELD                 INCOME                 INTERNATIONAL
                                             BOND                OPPORTUNITIES               OPPORTUNITY
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                       21,655,621               3,565,312                10,041,363
Issued for reinvested distributions        11,919,547                 140,682                 1,545,947
Redeemed                                  (20,228,641)               (934,015)              (11,718,071)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    13,346,527               2,771,979                  (130,761)
----------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                           LARGE CAP               LARGE CAP                   MID CAP
                                            EQUITY                   VALUE                     GROWTH
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                        4,242,919                 261,109                   628,435
Issued for reinvested distributions           661,120                  49,949                 1,093,443
Redeemed                                  (10,573,170)                (94,416)               (1,283,737)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (5,669,131)                216,642                   438,141
----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                           LARGE CAP               LARGE CAP                   MID CAP
                                            EQUITY                   VALUE                     GROWTH
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                        9,638,209                 691,507                  1,840,161
Issued for reinvested distributions         1,352,452                  17,147                        --
Redeemed                                  (25,298,441)                (88,533)               (3,566,894)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (14,307,780)                620,121                (1,726,733)
----------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                            MID CAP                   NEW                      S&P 500
                                             VALUE                 DIMENSIONS                   INDEX
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                        1,821,527                 218,032                 1,767,879
Issued for reinvested distributions             8,573                 386,793                   430,565
Redeemed                                      (62,536)            (29,956,664)               (2,717,309)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     1,767,564             (29,351,839)                 (518,865)
----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                            MID CAP                   NEW                      S&P 500
                                             VALUE                 DIMENSIONS                   INDEX
                                            FUND(a)                   FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                          428,140               1,159,438                 8,702,124
Issued for reinvested distributions               171               1,951,230                   631,315
Redeemed                                       (5,284)            (62,428,710)               (2,660,665)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                       423,027             (59,318,042)                6,672,774
----------------------------------------------------------------------------------------------------------

(a) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.


--------------------------------------------------------------------------------
94  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                            SELECT               SHORT DURATION               SMALL CAP
                                             VALUE               U.S. GOVERNMENT              ADVANTAGE
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                          317,911               2,893,503                   300,922
Issued for reinvested distributions            41,567                 749,967                 2,188,623
Redeemed                                     (143,610)             (3,126,250)               (1,144,150)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                       215,868                 517,220                 1,345,395
----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -          RIVERSOURCE VP -
                                            SELECT               SHORT DURATION               SMALL CAP
                                             VALUE               U.S. GOVERNMENT              ADVANTAGE
                                             FUND                     FUND                      FUND
----------------------------------------------------------------------------------------------------------
Sold                                        1,230,317               5,228,726                 1,725,783
Issued for reinvested distributions            10,913               1,302,984                   666,902
Redeemed                                      (55,353)             (8,014,535)               (1,369,479)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     1,185,877              (1,482,825)                1,023,206
----------------------------------------------------------------------------------------------------------

                                             SIX MONTHS ENDED FEB. 28, 2006
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP -
                                           SMALL CAP                STRATEGY
                                             VALUE                 AGGRESSIVE
                                             FUND                     FUND
----------------------------------------------------------------------------------------------------------
Sold                                        5,249,775                 228,846
Issued for reinvested distributions         2,362,978                  64,889
Redeemed                                     (585,252)            (11,073,928)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     7,027,501             (10,780,193)
----------------------------------------------------------------------------------------------------------

                                                YEAR ENDED AUG. 31, 2005
----------------------------------------------------------------------------------------------------------
                                       RIVERSOURCE VP -         RIVERSOURCE VP-
                                           SMALL CAP               STRATEGY
                                             VALUE                AGGRESSIVE
                                             FUND                    FUND
----------------------------------------------------------------------------------------------------------
Sold                                        9,958,388                 375,667
Issued for reinvested distributions         1,666,706                      --
Redeemed                                     (593,056)            (32,505,903)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    11,032,038             (32,130,236)
----------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Feb. 28, 2006, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund, RiverSource VP - Large Cap Equity Fund and RiverSource VP - New Dimensions Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

RiverSource VP - Global Bond Fund

                                       CURRENCY TO         CURRENCY TO       UNREALIZED        UNREALIZED
EXCHANGE DATE                         BE DELIVERED         BE RECEIVED      APPRECIATION      DEPRECIATION
----------------------------------------------------------------------------------------------------------
March 8, 2006                           34,180,000           1,444,968       $   5,704          $     --
                                      Czech Koruna         U.S. Dollar
March 16, 2006                           5,016,925           5,962,214              --            17,962
                            European Monetary Unit         U.S. Dollar
March 16, 2006                           5,965,853           7,855,000          22,103                --
                                       U.S. Dollar         Swiss Franc
March 17, 2006                           9,803,419       1,147,000,000         125,818                --
                                       U.S. Dollar        Japanese Yen
----------------------------------------------------------------------------------------------------------
Total                                                                        $ 153,625          $ 17,962
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  95
--------------------------------------------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

                                       CURRENCY TO         CURRENCY TO       UNREALIZED        UNREALIZED
EXCHANGE DATE                         BE DELIVERED         BE RECEIVED      APPRECIATION      DEPRECIATION
----------------------------------------------------------------------------------------------------------
March 2, 2006                            1,512,954             869,764       $  12,524          $     --
                                       U.S. Dollar       British Pound
March 2, 2006                              144,399             164,979             791                --
                                       U.S. Dollar     Canadian Dollar
March 2, 2006                              191,364           1,527,086           1,659                --
                                       U.S. Dollar       Swedish Krona
March 9, 2006                           33,200,000             280,431              --             6,663
                                      Japanese Yen         U.S. Dollar
March 9, 2006                           13,027,000             110,915              --             1,735
                                      Japanese Yen         U.S. Dollar
March 9, 2006                          816,310,000           6,952,230              --           106,750
                                      Japanese Yen         U.S. Dollar
March 9, 2006                           65,840,000             556,081              --            13,265
                                      Japanese Yen         U.S. Dollar
March 13, 2006                           1,150,000           1,369,926              --             1,849
                            European Monetary Unit         U.S. Dollar
March 13, 2006                             664,000             791,355              --               695
                            European Monetary Unit         U.S. Dollar
March 13, 2006                          29,983,000          35,919,934         154,789                --
                            European Monetary Unit         U.S. Dollar
March 15, 2006                             759,000           1,320,281              --            11,075
                                     British Pound         U.S. Dollar
March 15, 2006                             562,000             978,723              --             7,077
                                     British Pound         U.S. Dollar
March 15, 2006                          23,270,000          40,583,345              --           234,371
                                     British Pound         U.S. Dollar
March 22, 2006                           8,080,000           6,983,578              --           130,246
                                   Canadian Dollar         U.S. Dollar
March 22, 2006                             197,000             171,558              --             1,886
                                   Canadian Dollar         U.S. Dollar
March 22, 2006                             171,000             149,737              --               815
                                   Canadian Dollar         U.S. Dollar
April 3, 2006                            1,476,000             185,377              --             1,671
                                     Swedish Krona         U.S. Dollar
April 3, 2006                           37,910,000           4,792,668             848                --
                                     Swedish Krona         U.S. Dollar
----------------------------------------------------------------------------------------------------------
Total                                                                        $ 170,611          $518,098
----------------------------------------------------------------------------------------------------------

RiverSource VP - Growth Fund

                                       CURRENCY TO         CURRENCY TO       UNREALIZED        UNREALIZED
EXCHANGE DATE                         BE DELIVERED         BE RECEIVED      APPRECIATION      DEPRECIATION
----------------------------------------------------------------------------------------------------------
March 2, 2006                              642,562             369,414         $ 5,353           $   --
                                       U.S. Dollar       British Pound
March 3, 2006                              652,017             371,371              --              669
                                       U.S. Dollar       British Pound
----------------------------------------------------------------------------------------------------------
Total                                                                          $ 5,353           $  669
----------------------------------------------------------------------------------------------------------

RiverSource VP - Large Cap Equity Fund

                                       CURRENCY TO         CURRENCY TO       UNREALIZED        UNREALIZED
EXCHANGE DATE                         BE DELIVERED         BE RECEIVED      APPRECIATION      DEPRECIATION
----------------------------------------------------------------------------------------------------------
March 2, 2006                              839,699             482,749         $6,995              $  --
                                       U.S. Dollar       British Pound
March 3, 2006                              846,802             482,316             --                868
                                       U.S. Dollar       British Pound
----------------------------------------------------------------------------------------------------------
Total                                                                          $6,995              $ 868
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
96  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund

                                       CURRENCY TO         CURRENCY TO       UNREALIZED        UNREALIZED
EXCHANGE DATE                         BE DELIVERED         BE RECEIVED      APPRECIATION      DEPRECIATION
----------------------------------------------------------------------------------------------------------
March 1, 2006                               37,358              65,153         $   --            $  370
                                     British Pound         U.S. Dollar
March 1, 2006                              125,487              95,291             --               369
                                       Swiss Franc         U.S. Dollar
March 2, 2006                              608,373             349,758          5,068                --
                                       U.S. Dollar       British Pound
March 3, 2006                              613,520             349,445             --               629
                                       U.S. Dollar       British Pound
----------------------------------------------------------------------------------------------------------
Total                                                                          $5,068            $1,368
----------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan at Feb. 28, 2006.

                                                                       RIVERSOURCE VP -   RIVERSOURCE VP -
                                                   RIVERSOURCE VP -       DIVERSIFIED       DIVERSIFIED      RIVERSOURCE VP -
                                                       BALANCED              BOND          EQUITY INCOME          GROWTH
                                                         FUND                FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers                $33,788,362        $107,376,120       $14,949,035         $6,856,200
Collateral received for securities loaned:
Cash                                                  $34,766,500        $110,247,500       $15,840,300         $7,440,000
U.S. government securities, at value                           --                  --                --                 --
-----------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned       $34,766,500        $110,247,500       $15,840,300         $7,440,000
-----------------------------------------------------------------------------------------------------------------------------

                                                   RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                     INTERNATIONAL         LARGE CAP            NEW             SMALL CAP
                                                      OPPORTUNITY           EQUITY           DIMENSIONS         ADVANTAGE
                                                         FUND                FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers                $52,488,710         $15,372,470       $10,159,500         $3,573,630
Collateral received for securities loaned:
Cash                                                  $55,548,000         $16,252,000       $10,800,000         $3,951,000
U.S. government securities, at value                           --                  --                --                 --
-----------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned       $55,548,000         $16,252,000       $10,800,000         $3,951,000
-----------------------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities."

Income from securities lending for the six months ended Feb. 28, 2006 is as follows:

FUND                                                                     AMOUNT
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                          $142,029
RiverSource VP - Diversified Bond Fund                                   278,139
RiverSource VP - Diversified Equity Income Fund                           98,848
RiverSource VP - Growth Fund                                               5,038
RiverSource VP - International Opportunity Fund                          140,484
RiverSource VP - Large Cap Equity Fund                                   132,259
RiverSource VP - New Dimensions Fund                                      89,067
RiverSource VP - Small Cap Advantage Fund                                 13,632
RiverSource VP - Strategy Aggressive Fund                                 58,325
--------------------------------------------------------------------------------

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  97
--------------------------------------------------------------------------------

7. FUTURES CONTRACTS

At Feb. 28, 2006, RiverSource VP - Balanced Fund's investments in securities included securities valued at $236,484 that were pledged as collateral to cover initial margin deposits on 237 open purchase interest rate futures contracts and 370 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $26,206,656 with a net unrealized gain of $13,452. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2006 was $45,874,392 with a net unrealized gain of $195,194. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - Core Bond Fund's investments in securities included securities valued at $29,561 that were pledged as collateral to cover initial margin deposits on 22 open purchase interest rate futures contracts and 25 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $2,425,813 with a net unrealized gain of $793. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2006 was $2,729,891 with a net unrealized gain of $14,781. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - Diversified Bond Fund's investments in securities included securities valued at $695,109 that were pledged as collateral to cover initial margin deposits on 228 open purchase interest rate futures contracts and 426 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $25,785,375 with a net unrealized gain of $50,972. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2006 was $48,011,251 with a net unrealized gain of $293,722. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - Global Bond Fund's investments in securities included securities valued at $453,014 that were pledged as collateral to cover initial margin deposits on 22 open purchase interest rate futures contracts denominated in euros, 149 open purchase interest rate futures contracts and 324 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts denominated in euros at Feb. 28, 2006 was $3,157,108 with a net unrealized loss of $14,573. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $25,157,563 with a net unrealized gain of $15,214. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2006 was $34,708,688 with a net unrealized gain of $383,541. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - Large Cap Equity Fund's investments in securities included securities valued at $3,603,910 that were pledged as collateral to cover initial margin deposits on 70 open purchase interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $22,442,000 with a net unrealized gain of $302,892. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - New Dimension Fund's investments in securities included securities valued at $3,485,400 that were pledged as collateral to cover initial margin deposits on 113 open purchase interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $36,227,800 with a net unrealized loss of $80,577. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - S&P 500 Index Fund's investments in securities included securities valued at $579,288 that were pledged as collateral to cover initial margin deposits on 36 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Feb. 28, 2006 was $2,308,320 with a net unrealized gain of $6,976. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2006, RiverSource VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $130,066 that were pledged as collateral to cover initial margin deposits on 144 open purchase interest rate futures contracts and 93 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2006 was $27,982,969 with a net unrealized gain of $21,965. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2006 was $9,786,797 with a net unrealized gain of $38,434. See "Summary of significant accounting policies" and "Notes to investments in securities."


--------------------------------------------------------------------------------
98  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the six months ended Feb. 28, 2006 are as follows:

                                                                              CALLS
-----------------------------------------------------------------------------------------------------
                                                                CONTRACTS                  PREMIUMS
-----------------------------------------------------------------------------------------------------
Balance Aug. 31, 2005                                               --                   $         --
Opened                                                             386                      1,184,352
Closed                                                            (386)                    (1,184,352)
-----------------------------------------------------------------------------------------------------
Balance Feb. 28, 2006                                               --                   $         --
-----------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the six months ended Feb. 28, 2006 are as follows:

                                                                              CALLS
-----------------------------------------------------------------------------------------------------
                                                                CONTRACTS                  PREMIUMS
-----------------------------------------------------------------------------------------------------
Balance Aug. 31, 2005                                               --                   $         --
Opened                                                             562                      1,753,825
Closed                                                            (562)                    (1,753,825)
-----------------------------------------------------------------------------------------------------
Balance Feb. 28, 2006                                               --                   $         --
-----------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - New Dimensions Fund during the six months ended Feb. 28, 2006 are as follows:

                                                                              CALLS
-----------------------------------------------------------------------------------------------------
                                                                CONTRACTS                  PREMIUMS
-----------------------------------------------------------------------------------------------------
Balance Aug. 31, 2005                                               --                   $         --
Opened                                                             418                      1,304,433
Closed                                                            (418)                    (1,304,433)
-----------------------------------------------------------------------------------------------------
Balance Feb. 28, 2006                                               --                   $         --
-----------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

9. SWAP CONTRACTS

RiverSource VP - Balanced Fund

At Feb. 28, 2006, the Fund had the following open total return swap contracts:

                                                                                         UNREALIZED
                                                           TERMINATION      NOTIONAL     APPRECIATION
                                                              DATE         PRINCIPAL    (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%
Counterparty: Citigroup                                       05/01/06    $  4,725,000   $      (8,352)
------------------------------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

At Feb. 28, 2006, the Fund had the following open total return swap contracts:

                                                                                         UNREALIZED
                                                           TERMINATION      NOTIONAL     APPRECIATION
                                                              DATE         PRINCIPAL    (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%
Counterparty: Citigroup                                       05/01/06    $    325,000   $        (574)
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  99
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

At Feb. 28, 2006, the Fund had the following open total return swap contracts:

                                                                                         UNREALIZED
                                                           TERMINATION      NOTIONAL     APPRECIATION
                                                              DATE         PRINCIPAL    (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%
Counterparty: Citigroup                                       05/01/06    $ 10,500,000   $     (18,560)
------------------------------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

At Feb. 28, 2006, the Fund had the following open total return swap contracts:

                                                                                         UNREALIZED
                                                           TERMINATION      NOTIONAL     APPRECIATION
                                                              DATE         PRINCIPAL    (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%
Counterparty: Citigroup                                       05/01/06    $  3,300,000   $      (5,833)
------------------------------------------------------------------------------------------------------

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at Aug. 31, 2005 are as follows:

FUND                                                                CARRY-OVER
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund(a)                                 $   71,249,204
RiverSource VP - Cash Management Fund                                      1,797
RiverSource VP - Diversified Bond Fund                               136,697,943
RiverSource VP - Growth Fund                                         115,755,420
RiverSource VP - High Yield Bond Fund                                222,337,062
RiverSource VP - International Opportunity Fund                      690,331,815
RiverSource VP - Large Cap Equity Fund                               416,160,189
RiverSource VP - New Dimensions Fund                                 254,908,325
RiverSource VP - Short Duration U.S. Government Fund                   7,170,145
RiverSource VP - Strategy Aggressive Fund                          1,337,919,255
--------------------------------------------------------------------------------

(a) As a result of a merger on July 9, 2004, the Fund acquired capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                           2007              2008              2009              2010
------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                             $          --     $  11,355,730     $  59,893,474     $          --
RiverSource VP - Cash Management Fund                                 --             1,797                --                --
RiverSource VP - Diversified Bond Fund                         5,732,021        53,324,465        47,894,894         9,863,475
RiverSource VP - Growth Fund                                          --                --                --        36,012,947
RiverSource VP - High Yield Bond Fund                                 --                --        15,326,726       100,694,093
RiverSource VP - International Opportunity Fund                       --        26,384,784        18,436,163       533,046,310
RiverSource VP - Large Cap Equity Fund                                --                --       117,244,575        12,004,786
RiverSource VP - New Dimensions Fund                                  --                --                --       104,527,778
RiverSource VP - Short Duration U.S. Government Fund                  --                --                --                --
RiverSource VP - Strategy Aggressive Fund                             --                --       118,368,309       869,472,336
------------------------------------------------------------------------------------------------------------------------------

FUND                                                           2011              2012              2013              2014
------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                             $          --     $          --     $          --     $          --
RiverSource VP - Cash Management Fund                                 --                --                --                --
RiverSource VP - Diversified Bond Fund                        15,651,825         4,231,263                --                --
RiverSource VP - Growth Fund                                  79,742,473                --                --                --
RiverSource VP - High Yield Bond Fund                        106,316,243                --                --                --
RiverSource VP - International Opportunity Fund               90,583,080        21,881,478                --                --
RiverSource VP - Large Cap Equity Fund                       286,910,828                --                --                --
RiverSource VP - New Dimensions Fund                         150,380,547                --                --                --
RiverSource VP - Short Duration U.S. Government Fund              68,452                --         4,186,493         2,915,200
RiverSource VP - Strategy Aggressive Fund                    310,534,170        39,544,440                --                --
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
100  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

In connection with the mergers on July 9, 2004, these Funds acquired the following capital loss carry-over:

FUND                                                                CARRY-OVER
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                     $  93,466,496
RiverSource VP - Cash Management Fund                                         --
RiverSource VP - Diversified Bond Fund                                 1,887,673
RiverSource VP - Diversified Equity Income Fund                          203,410
RiverSource VP - International Opportunity Fund                       65,239,405
RiverSource VP - Large Cap Equity Fund                               219,522,945
RiverSource VP - Short Duration U.S. Government Fund                     105,388
--------------------------------------------------------------------------------

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

11. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. Each Fund had no borrowings outstanding during the six months ended Feb. 28, 2006.

12. SUBSEQUENT EVENTS

On Feb. 15, 2006, shareholders approved the mergers of RiverSource VP - New Dimensions Fund into RiverSource VP - Large Cap Equity Fund and RiverSource VP - Strategy Aggressive Fund into RiverSource VP - Mid Cap Growth Fund.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  101
--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

14. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 15.18      $ 14.17      $ 13.00      $ 12.32      $ 15.30
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .21          .35          .31          .31          .33
Net gains (losses) (both realized and unrealized)                       .38         1.02         1.17          .82        (1.88)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .59         1.37         1.48         1.13        (1.55)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.21)        (.36)        (.31)        (.31)        (.34)
Distributions from realized gains                                      (.46)          --           --         (.14)       (1.09)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.67)        (.36)        (.31)        (.45)       (1.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 15.10      $ 15.18      $ 14.17      $ 13.00      $ 12.32
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 2,283      $ 2,437      $ 2,664      $ 2,416      $ 2,709
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .78%(c)      .82%         .78%         .80%         .77%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.73%(c)     2.34%        2.16%        2.48%        2.31%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                60%         131%         133%         119%         103%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        4.00%(e)     9.68%       11.39%        9.40%      (10.91%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
102  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Cash Management Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02          .02           --          .01          .02
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.02)        (.02)          --         (.01)        (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   701      $   688      $   773      $   868      $ 1,123
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .73%(c)      .70%         .69%         .70%         .69%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.42%(c)     1.88%         .47%         .72%        1.61%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        1.71%(e)     1.92%         .48%         .72%        1.59%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Core Bond Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(h)       2005        2004(b)
Net asset value, beginning of period                                $ 10.05      $ 10.01      $  9.98
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .18          .31          .14
Net gains (losses) (both realized and unrealized)                      (.21)         .04          .03
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (.03)         .35          .17
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.18)        (.31)        (.14)
Distributions from realized gains                                      (.02)          --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.20)        (.31)        (.14)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.82      $ 10.05      $ 10.01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    61      $    58      $    36
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    .89%(e)      .95%         .95%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.72%(e)     3.10%        2.33%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               157%         339%         221%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                        (.26%)(g)    3.64%        1.67%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.97% for the six months ended Feb. 28, 2006 and 1.01% and 1.13% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  103
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 10.66      $ 10.62      $ 10.40      $ 10.38      $ 10.61
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .20          .39          .38          .44          .56
Net gains (losses) (both realized and unrealized)                      (.21)         .06          .22          .02         (.23)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (.01)         .45          .60          .46          .33
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.20)        (.41)        (.38)        (.44)        (.56)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.45      $ 10.66      $ 10.62      $ 10.40      $ 10.38
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 1,928      $ 1,824      $ 1,696      $ 1,765      $ 1,814
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .83%(c)      .82%         .81%         .81%         .80%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.90%(c)     3.65%        3.60%        4.23%        5.41%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               130%         293%         295%         251%         167%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        (.08%)(e)    4.27%        5.84%        4.50%        3.20%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Diversified Equity Income Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 13.83      $ 11.17      $  9.65      $  8.41      $ 10.20
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .12          .20          .17          .17          .13
Net gains (losses) (both realized and unrealized)                      1.45         2.65         1.51         1.24        (1.75)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.57         2.85         1.68         1.41        (1.62)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.11)        (.19)        (.16)        (.17)        (.13)
Distributions from realized gains                                      (.55)          --           --           --         (.04)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.66)        (.19)        (.16)        (.17)        (.17)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 14.74      $ 13.83      $ 11.17      $  9.65      $  8.41
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 2,296      $ 1,679      $   843      $   370      $   267
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .85%(c)      .84%         .86%         .76%         .87%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.71%(c)     1.66%        1.77%        2.13%        1.59%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 6%          25%          19%          39%          35%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       11.68%(e)    25.59%       17.53%       17.00%      (16.16%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).

--------------------------------------------------------------------------------
104  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Emerging Markets Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(g)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 13.14      $  9.80      $  8.44      $  7.04      $  6.68
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01          .06          .09          .04          .02
Net gains (losses) (both realized and unrealized)                      3.94         3.72         1.39         1.38          .34
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       3.95         3.78         1.48         1.42          .36
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     --         (.06)        (.12)        (.02)          --
Distributions from realized gains                                      (.70)        (.38)          --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.70)        (.44)        (.12)        (.02)          --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 16.39      $ 13.14      $  9.80      $  8.44      $  7.04
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   367      $   192      $    46      $    16      $    10
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.51%(c)     1.55%        1.61%(d)     1.75%(d)     1.68%(d)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .12%(c)      .58%         .65%         .67%         .31%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                62%         120%         117%         191%         215%
-------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       31.07%(f)    39.60%       17.63%       20.25%        5.45%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67%, 2.04% and 2.36% for the years ended Aug. 31, 2004, 2003 and 2002, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Global Bond Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 11.02      $ 10.82      $ 10.40      $ 10.02      $  9.76
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .14          .34          .35          .34          .38
Net gains (losses) (both realized and unrealized)                      (.42)         .39          .73          .61          .36
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (.28)         .73         1.08          .95          .74
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.11)        (.53)        (.66)        (.57)        (.48)
Distributions from realized gains                                      (.05)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.16)        (.53)        (.66)        (.57)        (.48)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.58      $ 11.02      $ 10.82      $ 10.40      $ 10.02
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   599      $   575      $   409      $   312      $   233
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.09%(c)     1.08%        1.08%        1.09%        1.08%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.66%(c)     2.63%        2.76%        3.08%        3.92%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                34%          79%         105%         102%          46%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       (2.52%)(e)    6.75%       10.57%        9.56%        7.83%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  105
--------------------------------------------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(h)      2005(b)
Net asset value, beginning of period                                $ 10.19      $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .21          .32
Net gains (losses) (both realized and unrealized)                      (.16)         .19
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .05          .51
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.32)        (.32)
Distributions from realized gains                                      (.02)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.34)        (.32)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.90      $ 10.19
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   249      $   116
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    .72%(e)      .75%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.50%(e)     3.42%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                51%          29%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                         .52%(g)     5.22%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.76% for the six months ended Feb. 28, 2006 and 0.87% for the period ended Aug. 31, 2005.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Growth Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $  6.61      $  5.69      $  5.45      $  5.00      $  6.48
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02          .03          .02          .01           --
Net gains (losses) (both realized and unrealized)                       .37          .91          .24          .45        (1.48)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .39          .94          .26          .46        (1.48)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.02)        (.02)        (.02)        (.01)          --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  6.98      $  6.61      $  5.69      $  5.45      $  5.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   641      $   392      $   261      $   223      $   144
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .87%(c)      .92%         .85%         .99%         .81%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .66%(c)      .42%         .27%         .20%         --%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                70%         154%         192%         199%         272%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        5.82%(e)    16.74%        4.64%        9.29%      (22.80%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
106  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $  6.76      $  6.60      $  6.22      $  5.66      $  6.83
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .23          .44          .47          .48          .56
Net gains (losses) (both realized and unrealized)                      (.04)         .16          .38          .54        (1.17)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .19          .60          .85         1.02         (.61)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.22)        (.44)        (.47)        (.46)        (.56)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  6.73      $  6.76      $  6.60      $  6.22      $  5.66
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 1,243      $ 1,246      $ 1,130      $   843      $   577
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .85%(c)      .83%         .82%         .83%         .83%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      7.08%(c)     6.58%        7.30%        8.31%        8.91%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                53%         106%         139%         141%         135%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        2.84%(e)     9.31%       14.03%       18.81%       (9.33%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Income Opportunities Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(h)       2005        2004(b)
Net asset value, beginning of period                                $ 10.39      $ 10.29      $  9.93
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .32          .59          .15
Net gains (losses) (both realized and unrealized)                      (.08)         .18          .36
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .24          .77          .51
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.32)        (.59)        (.15)
Distributions from realized gains                                      (.05)        (.08)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.37)        (.67)        (.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.26      $ 10.39      $ 10.29
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    90      $    45      $    16
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        .98%(d)      .99%(e)      .99%(d),(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      6.36%(d)     5.69%        6.03%(d)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                42%          93%          36%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                        2.29%(g)     7.73%        5.17%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  107
--------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 10.02      $  8.23      $  7.19      $  7.00      $  8.39
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             --          .11          .08          .08          .07
Net gains (losses) (both realized and unrealized)                      1.60         1.80         1.05          .16        (1.35)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.60         1.91         1.13          .24        (1.28)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.04)        (.12)        (.09)        (.05)        (.07)
Distributions from realized gains                                        --           --           --           --         (.01)
Excess distributions from net investment income                          --           --           --           --         (.03)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.04)        (.12)        (.09)        (.05)        (.11)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.58      $ 10.02      $  8.23      $  7.19      $  7.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 1,310      $ 1,184      $   974      $   738      $   873
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.09%(c)     1.04%         .98%        1.06%        1.07%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.03%)(c)    1.19%         .99%        1.19%         .83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                43%          90%         142%         102%         140%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       16.01%(e)    23.29%       15.77%        3.48%      (15.38%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Large Cap Equity Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                           2006(f)      2005         2004         2003         2002
Net asset value, beginning of period                                $ 21.48      $ 19.32      $ 18.04      $ 16.48      $ 20.87
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13          .24          .14          .10          .10
Net gains (losses) (both realized and unrealized)                      1.08         2.15         1.28         1.56        (2.83)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.21         2.39         1.42         1.66        (2.73)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.13)        (.23)        (.14)        (.10)        (.09)
Distributions from realized gains                                        --           --           --           --        (1.57)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.13)        (.23)        (.14)        (.10)       (1.66)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 22.56      $ 21.48      $ 19.32      $ 18.04      $ 16.48
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 2,509      $ 2,510      $ 2,535      $ 1,982      $ 2,227
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .86%(c)      .80%         .85%         .85%         .80%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.16%(c)     1.13%         .72%         .62%         .52%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                50%         132%         114%         115%         146%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        5.62%(e)    12.42%        7.87%       10.16%      (14.08%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
108  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Value Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(h)       2005        2004(b)
Net asset value, beginning of period                                $ 10.99      $ 10.00      $  9.99
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .10          .14          .05
Net gains (losses) (both realized and unrealized)                       .55         1.06          .02
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .65         1.20          .07
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)        (.14)        (.06)
Distributions from realized gains                                      (.26)        (.07)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.36)        (.21)        (.06)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.28      $ 10.99      $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    18      $    15      $     7
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.02%(e)     1.05%        1.05%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.80%(e)     1.37%        1.03%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                26%          52%          24%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                        6.02%(g)    12.04%         .69%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.27% for the six months ended Feb. 28, 2006 and 2.55% and 2.85% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Mid Cap Growth Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(g)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 12.43      $ 10.11      $ 10.09      $  8.54      $  9.57
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             --         (.04)        (.05)        (.05)        (.04)
Net gains (losses) (both realized and unrealized)                       .71         2.36          .07         1.60         (.99)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .71         2.32          .02         1.55        (1.03)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                      (.67)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.47      $ 12.43      $ 10.11      $ 10.09      $  8.54
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   261      $   255      $   225      $   170      $    72
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .87%(c)      .82%         .85%        1.06%        1.10%(d)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.05%)(c)    (.32%)       (.49%)       (.71%)       (.76%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                11%          34%          25%          19%          20%
-------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        5.72%(f)    23.03%         .13%       18.20%      (10.77%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.39% for the year ended Aug. 31, 2002.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  109
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Value Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(h)      2005(b)
Net asset value, beginning of period                                $ 11.42      $ 10.15
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .06          .01
Net gains (losses) (both realized and unrealized)                      1.11         1.28
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.17         1.29
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.06)        (.02)
Distributions from realized gain                                       (.04)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.10)        (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.49      $ 11.42
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    30      $     7
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.12%(e)     1.08%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.12%(e)      .62%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                10%           7%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       10.20%(g)    12.70%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 2.42% for the six months ended Feb. 28, 2006 and 2.97% for the period ended Aug. 31, 2005.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - New Dimensions Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 15.43      $ 14.52      $ 14.29      $ 13.06      $ 15.49
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .07          .15          .10          .08          .07
Net gains (losses) (both realized and unrealized)                       .76          .91          .23         1.23        (2.42)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .83         1.06          .33         1.31        (2.35)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.07)        (.15)        (.10)        (.08)        (.07)
Distributions from realized gains                                        --           --           --           --         (.01)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.07)        (.15)        (.10)        (.08)        (.08)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 16.19      $ 15.43      $ 14.52      $ 14.29      $ 13.06
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 1,833      $ 2,200      $ 2,932      $ 3,115      $ 3,045
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .70%(c)      .75%         .72%         .82%         .79%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .86%(c)     1.01%         .66%         .64%         .47%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               101%          89%          55%          23%          27%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        5.39%(e)     7.28%        2.29%       10.11%      (15.17%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
110  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                           2006(g)      2005         2004         2003         2002
Net asset value, beginning of period                                $  8.30      $  7.54      $  6.88      $  6.24      $  7.71
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .06          .13          .09          .08          .07
Net gains (losses) (both realized and unrealized)                       .41          .76          .66          .64        (1.47)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .47          .89          .75          .72        (1.40)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.06)        (.13)        (.09)        (.08)        (.07)
Distributions from realized gains                                      (.02)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.08)        (.13)        (.09)        (.08)        (.07)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.69      $  8.30      $  7.54      $  6.88      $  6.24
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   380      $   367      $   283      $   171      $    99
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b),(c)                    .50%(d)      .50%         .49%         .50%         .50%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.45%(d)     1.65%        1.21%        1.31%        1.01%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 3%           5%          --%           5%          72%
-------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        5.67%(f)    11.98%       10.84%       11.51%      (18.29%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.53% for the six months ended Feb. 28, 2006 and 0.56%, 0.57%, 0.64% and 0.82% for the years ended Aug. 31, 2005, 2004, 2003 and
      2002, respectively.

(d)   Adjusted to an annual basis.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Select Value Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(h)       2005        2004(b)
Net asset value, beginning of period                                $ 11.45      $  9.95      $  9.98
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .03          .05          .02
Net gains (losses) (both realized and unrealized)                       .23         1.55         (.03)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .26         1.60         (.01)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.03)        (.05)        (.02)
Distributions from realized gains                                      (.17)        (.05)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.20)        (.10)        (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.51      $ 11.45      $  9.95
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    26      $    23      $     9
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.08%(e)     1.15%        1.15%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .62%(e)      .45%         .50%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                13%          31%          13%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                        2.37%(g)    16.18%        (.11%)(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.19% for the six months ended Feb. 28, 2006 and 1.17% and 1.97% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  111
--------------------------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $ 10.21      $ 10.34      $ 10.46      $ 10.55      $ 10.34
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .16          .27          .25          .27          .34
Net gains (losses) (both realized and unrealized)                      (.09)        (.13)        (.07)        (.05)         .23
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .07          .14          .18          .22          .57
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.16)        (.27)        (.25)        (.27)        (.34)
Distributions from realized gains                                        --           --         (.05)        (.04)        (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.16)        (.27)        (.30)        (.31)        (.36)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.12      $ 10.21      $ 10.34      $ 10.46      $ 10.55
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   486      $   484      $   506      $   479      $   276
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .85%(c)      .83%         .82%         .82%         .83%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.22%(c)     2.67%        2.36%        2.47%        3.24%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                87%         171%         135%         179%         292%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         .78%(e)     1.43%        1.70%        2.06%        5.42%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Small Cap Advantage Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                           2006(f)      2005         2004         2003         2002
Net asset value, beginning of period                                $ 15.11      $ 12.64      $ 11.25      $  8.79      $ 10.13
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.01)        (.04)        (.05)        (.02)        (.02)
Net gains (losses) (both realized and unrealized)                      1.21         3.14         1.44         2.48        (1.32)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.20         3.10         1.39         2.46        (1.34)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.92)        (.63)          --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 14.39      $ 15.11      $ 12.64      $ 11.25      $  8.79
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   244      $   235      $   184      $   102      $    59
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.20%(c)     1.07%        1.10%        1.19%        1.11%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.12%)(c)    (.28%)       (.42%)       (.20%)       (.21%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                63%         112%         104%         124%         156%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        8.86%(e)    24.88%       12.40%       27.96%      (13.28%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
112  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                      2006(g)         2005         2004         2003         2002
Net asset value, beginning of period                              $ 14.46        $ 13.10      $ 11.39      $  9.52      $  9.84
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .02            .02         (.02)        (.03)        (.03)
Net gains (losses) (both realized and unrealized)                    1.27           2.53         1.92         1.95         (.29)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.29           2.55         1.90         1.92         (.32)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.03)          (.01)          --         (.01)          --
Distributions from realized gains                                   (1.01)         (1.18)        (.19)        (.04)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.04)         (1.19)        (.19)        (.05)          --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 14.71        $ 14.46      $ 13.10      $ 11.39      $  9.52
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $   523        $   412      $   229                   $    63
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.21%(c),(d)   1.28%        1.27%        1.55%        1.48%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .31%(c)        .12%        (.20%)       (.43%)       (.67%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              26%            65%          84%          87%          12%
-------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      9.42%(f)      20.02%       16.78%       20.24%       (3.19%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances. (c) Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.24% for the six months ended Feb. 28, 2006.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).

RiverSource VP - Strategy Aggressive Fund

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(f)       2005         2004         2003         2002
Net asset value, beginning of period                                $  8.27      $  6.80      $  6.99      $  5.72      $  8.29
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01         (.04)        (.03)        (.03)        (.04)
Net gains (losses) (both realized and unrealized)                       .66         1.51         (.16)        1.30        (2.53)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .67         1.47         (.19)        1.27        (2.57)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)          --           --           --           --
Net asset value, end of period                                      $  8.93      $  8.27      $  6.80      $  6.99      $  5.72
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   645      $   687      $   783      $   969      $   991
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .85%(c)      .78%         .72%         .83%         .81%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .17%(c)     (.33%)       (.43%)       (.54%)       (.50%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                76%          28%          53%          27%         180%
-------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        8.11%(e)    21.58%       (2.67%)      22.16%      (30.97%)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   Not annualized.

(f)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 113
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Balanced Fund

FEB. 28, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
COMMON STOCKS (64.5%)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.9%)

Boeing                                            75,956         $    5,521,242
DRS Technologies                                  14,520                766,220
Empresa Brasileira de Aeronautica ADR             59,506(c)           2,365,364
General Dynamics                                  40,709              5,018,198
Goodrich                                         136,098              5,694,340
Honeywell Intl                                   322,609             13,210,839
Lockheed Martin                                  169,433             12,346,583
Northrop Grumman                                 231,063             14,811,137
United Technologies                              104,467              6,111,320
                                                                 --------------
Total                                                                65,845,243
-------------------------------------------------------------------------------

AUTOMOBILES (0.1%)

General Motors                                    88,605(o)           1,799,568
-------------------------------------------------------------------------------

BEVERAGES (0.6%)

Coca-Cola                                         94,000              3,945,180
PepsiCo                                          182,987             10,816,362
                                                                 --------------
Total                                                                14,761,542
-------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)

Amgen                                             20,547(b)           1,551,093
Biogen Idec                                       45,902(b)           2,168,870
                                                                 --------------
Total                                                                 3,719,963
-------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)

American Standard Companies                       54,053              2,139,418
Masco                                            143,407              4,472,864
                                                                 --------------
Total                                                                 6,612,282
-------------------------------------------------------------------------------

CAPITAL MARKETS (3.2%)

Bank of New York                                 343,625             11,765,720
Franklin Resources                                38,092              3,911,287
Investors Financial Services                      65,811              2,968,734
Legg Mason                                         7,547                985,563
Lehman Brothers Holdings                         104,753             15,288,700
Merrill Lynch & Co                               160,526             12,394,212
Morgan Stanley                                   317,845             18,962,633
State Street                                     111,490              6,965,895
                                                                 --------------
Total                                                                73,242,744
-------------------------------------------------------------------------------

CHEMICALS (0.9%)

Dow Chemical                                     311,936             13,422,607
Eastman Chemical                                  58,877              2,904,402
Lyondell Chemical                                148,999              3,117,059
RPM Intl                                          87,432              1,577,273
                                                                 --------------
Total                                                                21,021,341
-------------------------------------------------------------------------------

COMMERCIAL BANKS (5.8%)

Bank of America                                1,296,545             59,446,588
Commerce Bancorp                                  80,510(o)           2,670,517
PNC Financial Services Group                     158,031             11,117,481
US Bancorp                                       459,019             14,188,277

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)

Wachovia                                         277,124         $   15,538,343
Wells Fargo & Co                                 445,772             28,618,562
                                                                 --------------
Total                                                               131,579,768
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)

Avery Dennison                                    39,770              2,386,200
Cendant                                          335,511              5,576,193
                                                                 --------------
Total                                                                 7,962,393
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.1%)

CBS Cl B                                         242,954              5,942,655
Cisco Systems                                    537,355(b)          10,876,065
Corning                                           86,312(b)           2,106,876
Nokia ADR                                        334,507(c)           6,215,140
                                                                 --------------
Total                                                                25,140,736
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)

Dell                                             213,998(b)           6,205,942
EMC                                              280,989(b)           3,939,466
Hewlett-Packard                                  528,201             17,330,275
Intl Business Machines                           205,781             16,511,867
                                                                 --------------
Total                                                                43,987,550
-------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)

American Express                                 103,976              5,602,227
Capital One Financial                            122,408             10,722,941
                                                                 --------------
Total                                                                16,325,168
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Temple-Inland                                    183,872              7,845,818
-------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
Citigroup                                      1,025,463             47,550,720
JPMorgan Chase & Co                              661,817             27,227,151
                                                                 --------------
Total                                                                74,777,871
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)

ALLTEL                                           112,837              7,125,657
AT&T                                             368,565             10,168,708
BellSouth                                        589,672             18,621,842
Chunghwa Telecom ADR                             222,001(c)           4,195,819
Citizens Communications                          125,241              1,671,967
Qwest Communications Intl                        482,200(b)           3,047,504
Sprint Nextel                                    972,548             23,370,328
Telewest Global                                  111,724(b,c)         2,664,617
Verizon Communications                           894,366             30,140,135
                                                                 --------------
Total                                                               101,006,577
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.7%)

Entergy                                          114,731              8,319,145
Exelon                                           214,874             12,271,454
FPL Group                                         45,407              1,903,916
PPL                                              148,078              4,708,880
Southern                                         228,763              7,784,805
Xcel Energy                                      158,324              2,938,493
                                                                 --------------
Total                                                                37,926,693
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)

Flextronics Intl                                 277,799(b,c)    $    2,997,451
-------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)

Cooper Cameron                                   103,073(b)           4,174,457
Halliburton                                      145,283              9,879,243
Schlumberger                                      26,806              3,082,690
TODCO Cl A                                        18,338                614,690
Transocean                                        50,879(b)           3,774,204
Weatherford Intl                                 160,508(b)           6,921,105
                                                                 --------------
Total                                                                28,446,389
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)

CVS                                              102,605              2,906,800
Safeway                                          266,274              6,473,121
Wal-Mart Stores                                  197,065              8,938,868
                                                                 --------------
Total                                                                18,318,789
-------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)

Cadbury Schweppes                                153,807(c)           1,564,620
Campbell Soup                                     77,562              2,414,505
General Mills                                    110,975              5,465,519
Kellogg                                          170,320              7,546,879
                                                                 --------------
Total                                                                16,991,523
-------------------------------------------------------------------------------

GAS UTILITIES (0.2%)

ONEOK                                            156,507              4,787,549
-------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)

Baxter Intl                                      207,049              7,836,805
Boston Scientific                                 92,094(b)           2,248,935
Guidant                                           16,900              1,297,244
Hospira                                           54,438(b)           2,161,189
PerkinElmer                                       33,641                800,319
                                                                 --------------
Total                                                                14,344,492
-------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)

Cardinal Health                                  106,022              7,697,197
Community Health Systems                          35,787(b)           1,357,043
HCA                                               79,538              3,809,870
Magellan Health Services                          52,342(b)           1,998,941
Medco Health Solutions                            39,253(b)           2,187,177
WellPoint                                         39,364(b)           3,022,762
                                                                 --------------
Total                                                                20,072,990
-------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)

McDonald's                                       189,175              6,604,099
-------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)

Colgate-Palmolive                                 90,137              4,910,664
Procter & Gamble                                 152,418              9,134,411
Spectrum Brands                                  413,235(b)           7,880,391
                                                                 --------------
Total                                                                21,925,466
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.6%)

General Electric                                 766,369             25,190,549
Tyco Intl                                        443,900(c)          11,448,181
                                                                 --------------
Total                                                                36,638,730
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
114  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
INSURANCE (3.7%)

ACE                                              222,293(c)      $   12,388,389
American Intl Group                              635,901             42,198,389
Aon                                              126,603              5,014,745
Aspen Insurance Holdings                         157,689(c)           3,659,962
Chubb                                             76,394              7,314,726
Endurance Specialty Holdings                      71,713(c)           2,258,960
Hartford Financial Services Group                 97,882              8,063,519
Max Re Capital                                    58,529(c)           1,428,693
Prudential Financial                              41,593              3,204,325
                                                                 --------------
Total                                                                85,531,708
-------------------------------------------------------------------------------

IT SERVICES (0.7%)

Accenture Cl A                                    48,529(c)           1,584,957
Affiliated Computer Services Cl A                144,881(b)           9,115,912
Computer Sciences                                 25,993(b)           1,412,460
First Data                                        84,250              3,802,203
Patni Computer Systems ADR                        17,076(b,c)           409,824
                                                                 --------------
Total                                                                16,325,356
-------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)

Mattel                                            81,832              1,378,869
-------------------------------------------------------------------------------

MACHINERY (0.9%)

Caterpillar                                      101,610              7,425,659
Deere & Co                                        51,803              3,951,015
Illinois Tool Works                               33,772              2,898,988
Ingersoll-Rand Cl A                               76,404(c)           3,134,856
ITT Inds                                          41,918              2,200,695
                                                                 --------------
Total                                                                19,611,213
-------------------------------------------------------------------------------

MEDIA (4.2%)

Clear Channel Communications                       49,125             1,390,238
Comcast Cl A                                     241,454(b)           6,478,211
Comcast Special Cl A                             336,241(b)           8,994,447
EchoStar  Communications Cl A                     46,889(b)           1,377,130
Liberty Global Cl A                              113,964(b)           2,314,609
Liberty Global Series C                          113,964(b)           2,210,902
Liberty Media Cl A                             1,544,542(b)          12,727,026
News Corp Cl A                                   593,046              9,654,789
NTL                                              271,244(b)          17,861,416
Time Warner                                      659,709             11,419,563
Viacom Cl B                                      242,954(b)           9,708,442
Vivendi Universal                                159,143(c)           4,798,161
Walt Disney                                      222,020(o)           6,214,340
                                                                 --------------
Total                                                                95,149,274
-------------------------------------------------------------------------------

METALS & MINING (0.3%)

Alcan                                            119,512(c)           5,201,162
Alcoa                                             59,573              1,746,680
Ternium ADR                                       27,530(b,c)           648,332
                                                                 --------------
Total                                                                 7,596,174
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
MULTILINE RETAIL (0.7%)

Federated Dept Stores                             51,646         $    3,668,932
JC Penney                                         79,732              4,675,484
Kohl's                                            33,344(b)           1,604,180
Target                                           129,558              7,047,955
                                                                 --------------
Total                                                                16,996,551
-------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)

Dominion Resources                               141,208             10,604,721
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)

Xerox                                            116,381(b)           1,734,077
--------------------------------------------------------------------------------

OIL & GAS (6.9%)

Amerada Hess                                      24,361              3,369,370
Anadarko Petroleum                               113,833             11,287,680
BP ADR                                           137,471(c)           9,130,824
Chevron                                          442,289             24,980,483
ConocoPhillips                                   493,724             30,097,415
Devon Energy                                      98,901              5,798,566
Exxon Mobil                                    1,029,018             61,092,799
Kerr-McGee                                        14,382              1,405,121
Newfield Exploration                              88,910(b)           3,436,372
Royal Dutch Shell ADR                             69,710(c)           4,216,061
                                                                 --------------
Total                                                               154,814,691
-------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)

Bowater                                           92,342              2,402,739
Intl Paper                                       142,449              4,668,054
Weyerhaeuser                                      78,079              5,332,014
                                                                 --------------
Total                                                                12,402,807
-------------------------------------------------------------------------------

PHARMACEUTICALS (3.4%)

Bristol-Myers Squibb                             316,079              7,301,425
GlaxoSmithKline ADR                               77,295(c)           3,928,132
Merck & Co                                       222,742              7,764,785
Novartis ADR                                      87,346(c)           4,651,175
Pfizer                                         1,516,747             39,723,603
Schering-Plough                                  380,187              7,033,460
Wyeth                                            127,282              6,338,644
                                                                 --------------
Total                                                                76,741,224
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)

Apartment Investment & Management Cl A            53,363              2,364,515
Equity Office Properties Trust                   143,314              4,507,224
HomeBanc                                          94,565                822,716
                                                                 --------------
Total                                                                 7,694,455
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)

Broadcom Cl A                                     29,963(b)           1,351,009
Credence Systems                                 102,625(b)             888,733
Cypress Semiconductor                            242,543(b)           4,307,564
Freescale Semiconductor Cl A                     113,983(b)           3,065,003
Freescale Semiconductor Cl B                      37,409(b)           1,011,539
Infineon Technologies ADR                        155,742(b,c,o)       1,434,384
Intel                                            166,707              3,434,164
MEMC Electronic Materials                        199,065(b)           6,666,686
Texas Instruments                                 96,183              2,871,063
                                                                 --------------
Total                                                                25,030,145
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
SOFTWARE (1.6%)
CA                                                52,942         $    1,437,905
Cadence Design Systems                           379,465(b)           6,735,504
Compuware                                        385,462(b)           3,164,643
Microsoft                                        551,366             14,831,745
Oracle                                           613,598(b)           7,620,887
Symantec                                          39,543(b)             667,881
TIBCO Software                                   210,442(b)           1,824,532
                                                                 --------------
Total                                                                36,283,097
-------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)

Home Depot                                       142,522              6,007,302
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)

Countrywide Financial                            490,909             16,926,542
Fannie Mae                                       410,066             22,422,409
Freddie Mac                                      201,217             13,560,014
Washington Mutual                                 75,557              3,226,284
                                                                 --------------
Total                                                                56,135,249
-------------------------------------------------------------------------------

TOBACCO (1.4%)

Altria Group                                     458,505             32,966,510
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)

Vodafone Group ADR                               218,522(c)           4,221,845
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,257,943,827)                                           $1,471,908,003
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (--%)
-------------------------------------------------------------------------------
ISSUER                                        SHARES                VALUE(a)
Mexico Value Recovery Series D
  Rights                                       2,000,000(b,c)    $       28,400
Mexico Value Recovery Series E
  Rights                                       2,000,000(b,c)            54,800
Paxson Communications
  13.25% Pay-in-kind                                  --(e)               1,425
-------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $413)                                                     $       84,625
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (37.2%)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
SOVEREIGN (0.6%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07                   6.00%           6,661,000(c)      $    8,145,025
United Kingdom Treasury
  (British Pound)
    12-07-06                   7.50            3,124,000(c)           5,607,396
                                                                 --------------
Total                                                                13,752,421
-------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (10.6%)

Federal Farm Credit Bank
    10-10-08                   4.25            3,480,000              3,427,212
Federal Home Loan Bank
    05-22-06                   2.88            7,120,000              7,088,700
    01-18-08                   4.63           13,180,000             13,111,991
    04-18-08                   4.13            1,240,000              1,221,079

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  115
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)

Federal Home Loan Mtge Corp
    08-17-07                    4.00%     $   10,910,000         $   10,768,126
    06-15-08                    3.88          18,465,000             18,053,784
    10-15-08                    5.13           3,775,000              3,793,603
    12-19-08                    4.63           5,000,000              4,961,450
    03-18-09                    3.76           2,790,000              2,692,657
    07-15-09                    4.25             800,000                782,944
    07-12-10                    4.13          22,646,000             21,936,886
Federal Natl Mtge Assn
    01-15-08                    4.63          16,455,000             16,356,704
    10-15-08                    4.50          14,610,000             14,459,999
U.S. Treasury
    06-30-07                    3.63           2,280,000              2,247,759
    09-30-07                    4.00          16,200,000             16,025,348
    11-30-07                    4.25           4,465,000              4,431,338
    01-15-11                    4.25           3,625,000              3,568,921
    02-28-11                    4.50           8,870,000(j)           8,830,502
    11-15-15                    4.50          15,835,000(o)          15,721,178
    02-15-16                    4.50          14,860,000(o)          14,804,275
    08-15-23                    6.25          30,158,000(n)          35,659,484
    02-15-26                    6.00          16,835,000             19,677,219
    02-15-31                    5.38             420,000                467,529
                                                                 --------------
Total                                                               240,088,688
-------------------------------------------------------------------------------

ASSET-BACKED (0.8%)

Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                    2.76             800,000(d,g)           782,931
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
    12-06-10                    4.87             850,000                846,281
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                    4.29           2,200,000(d,g)         2,122,742
Capital Auto Receivables Asset Trust
  Series 2004-1
    09-15-10                    2.84           1,000,000                969,566
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                    4.08           1,750,000              1,719,743
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                    4.35             850,000                836,593
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
    03-10-10                    3.10           2,450,000              2,360,425
Countrywide Asset-Backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                    4.92           1,365,000              1,314,744
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                    3.40           1,450,000(g)           1,435,471
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                    7.82             450,000(d,m)           454,590
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                    6.47             400,000(d,m)           400,963

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)

Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09                    2.94%     $    1,300,000         $    1,273,056
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49             925,000                905,568
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57           1,220,000              1,219,451
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                    4.72           2,595,000(m)           2,594,189
                                                                 --------------
Total                                                                19,236,313
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (3.9%)(f)

Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    4.88           1,250,000              1,238,542
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
    09-10-47                    5.18           2,125,000              2,116,996
Banc of America Large Loan
  Series 2005-BOCA Cl A1
    12-15-16                    4.69           1,022,747(d,m)         1,022,976
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                    4.74           2,800,000(d,m)         2,801,289
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                    4.00           3,072,098              2,958,337
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                    4.03             960,000                923,585
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                    5.41           2,100,000              2,114,964
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                    4.21           2,292,333              2,243,988
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.16             800,000                782,000
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                    4.46           3,287,172(d)           3,212,810
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68           1,700,000              1,731,866
CDC Commercial Mtge Trust
  Series 2006-CD2
    01-15-46                    5.42           2,325,000(j)           2,336,604
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15           2,626,292(d)           2,572,970
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
    07-15-44                    5.23           2,350,000              2,351,786

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.23%     $      775,000         $      774,804
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    4.90             600,000(d,m)           600,000
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                    4.49           1,824,809              1,785,020
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                    5.10             775,000                770,997
Federal Natl Mtge Assn
    08-25-12                    4.72             320,000                312,270
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12           2,050,000              1,975,052
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                    4.59           1,555,826              1,532,946
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77           2,650,000(d)           2,590,608
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                    4.55           1,700,000              1,639,604
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                    4.21           1,203,622              1,179,027
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88             775,000                762,618
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96           1,500,000              1,478,770
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                    4.37           2,073,694              2,032,844
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37           1,608,283              1,575,607
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26           1,400,000              1,396,023
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13           1,767,794              1,697,710
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97           1,078,021              1,038,255
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18           1,000,000                965,483
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33           2,463,996              2,420,309

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
116  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.18%     $    2,125,000         $    2,120,511
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                    5.39           2,500,000              2,515,723
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
    09-15-31                    4.85           1,000,000                977,090
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97           1,250,000              1,171,188
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                    4.98           1,150,000              1,147,476
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                    4.58           1,550,000              1,504,053
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                    3.99           1,600,000              1,537,248
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20           2,000,000              1,936,640
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                    4.39             909,271                897,796
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-30                    4.89           1,625,000              1,603,729
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                    4.22           1,582,459              1,550,399
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27           1,519,906              1,451,280
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34           1,175,000              1,143,762
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59           1,250,000              1,207,863
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23           1,550,000              1,540,519
Morgan Stanley Capital I
  Series 2006-T21 Cl A1
    10-12-52                    4.93           1,986,260              1,973,391
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98           2,100,000              2,178,982
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67           1,519,776              1,452,426
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
    10-15-41                    4.38           1,500,000              1,457,188

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Wachovia Bank Commercial Mtge Trust
  Series 2005-C18 Cl A4
    04-15-42                    4.94%     $    2,900,000         $    2,821,993
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09           1,250,000              1,236,377
                                                                 --------------
Total                                                                88,362,294
-------------------------------------------------------------------------------

MORTGAGE-BACKED (15.5%)(f,q)

Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.74           2,804,994(i)           2,809,069
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.99           3,125,000(i)           3,146,850
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-E Cl B1
    06-25-34                    4.03           1,009,115(i)           1,016,250
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-F Cl B1
    07-25-34                    4.13           1,822,356(i)           1,762,419
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                    6.00           1,750,225              1,737,868
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75           1,235,135              1,198,853
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.96           2,174,670(i)           2,191,523
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-10 Cl 13A1
    01-25-35                    5.01           2,282,286(i)           2,241,312
Chaseflex Trust
  Collateralized Mtge Obligation
  Series 2005-2 Cl 2A2
    06-25-35                    6.50           2,702,483              2,756,533
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75           1,332,198              1,293,065
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50           1,890,504              1,867,020
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50           1,910,356              1,885,406

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50%     $    3,339,165         $    3,323,895
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50           1,907,350              1,969,447
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50           1,230,173              1,223,996
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00           3,232,124              3,221,475
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2004-12 Cl 1M
    08-25-34                    4.59             972,540(i)             944,006
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00           2,478,517(d)           2,568,188
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.42           1,945,501(i)           1,938,730
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-AR5 Cl CB1
    06-25-34                    4.39           1,160,368(i)           1,124,737
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-10 Cl 4A1
    11-25-35                    6.50           2,877,743              2,920,645
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00           3,414,504              3,497,164
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-8 Cl 7A1
    09-25-35                    7.00           3,647,942              3,722,354
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38          23,182,924(k)             326,010
Federal Home Loan Mtge Corp #A27373
    10-01-34                    6.50             892,013                912,778
Federal Home Loan Mtge Corp #A28602
    11-01-34                    6.50           1,281,717              1,311,554
Federal Home Loan Mtge Corp #B11835
    01-01-19                    5.50             628,910                631,541
Federal Home Loan Mtge Corp #C53878
    12-01-30                    5.50           2,892,159              2,878,582

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  117
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Home Loan Mtge Corp #C65869
    04-01-32                    6.00%     $    1,642,560         $    1,661,957
Federal Home Loan Mtge Corp #C66871
    05-01-32                    6.50           4,318,850              4,442,905
Federal Home Loan Mtge Corp #C71514
    07-01-32                    6.50             185,665                190,316
Federal Home Loan Mtge Corp #C77689
    03-01-33                    6.50             388,788                398,274
Federal Home Loan Mtge Corp #C90598
    10-01-22                    6.50             555,452                572,115
Federal Home Loan Mtge Corp #C90767
    12-01-23                    6.00           2,960,166              3,007,779
Federal Home Loan Mtge Corp #D32310
    11-01-22                    8.00              22,734                 24,294
Federal Home Loan Mtge Corp #D55755
    08-01-24                    8.00              72,779                 77,971
Federal Home Loan Mtge Corp #D96300
    10-01-23                    5.50             399,170                399,473
Federal Home Loan Mtge Corp #D96348
    10-01-23                    5.50           6,142,642              6,147,299
Federal Home Loan Mtge Corp #E01127
    02-01-17                    6.50             397,169                407,008
Federal Home Loan Mtge Corp #E01419
    05-01-18                    5.50           1,729,455              1,737,130
Federal Home Loan Mtge Corp #E81009
    07-01-15                    7.50             147,202                154,252
Federal Home Loan Mtge Corp #E89496
    04-01-17                    6.00           3,540,802              3,601,153
Federal Home Loan Mtge Corp #E96516
    05-01-13                    4.50           1,315,296              1,279,589
Federal Home Loan Mtge Corp #E97591
    06-01-18                    5.50             410,761                412,712
Federal Home Loan Mtge Corp #E97855
    08-01-18                    5.00           2,045,773              2,027,881
Federal Home Loan Mtge Corp #E98725
    08-01-18                    5.00           4,099,063              4,054,630
Federal Home Loan Mtge Corp #E99592
    10-01-18                    5.00             205,955                203,698
Federal Home Loan Mtge Corp #E99684
    10-01-18                    5.00           2,011,265              1,989,124
Federal Home Loan Mtge Corp #G01410
    04-01-32                    7.00             637,110                658,740
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00           2,526,815              2,568,818
Federal Home Loan Mtge Corp #G30216
    04-01-22                    6.50           5,210,901              5,368,320
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    01-15-18                    6.50           1,246,182              1,295,630
    10-15-27                    5.00           2,725,000              2,688,741
    10-15-27                    5.00           4,525,000              4,463,108
    06-15-28                    5.00           4,500,000              4,438,052
    12-15-28                    5.50           2,115,000              2,111,967
    02-15-33                    5.50           2,171,874              2,177,437

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
    02-15-14                   17.16%     $      652,056(k)      $       35,531
    07-15-17                    7.51           2,462,524(k)             281,092
    10-15-22                   14.56           2,835,910(k)             158,778
Federal Natl Mtge Assn
    03-01-21                    5.50           1,250,000(j)           1,255,469
    03-01-21                    6.00           4,000,000(j)           4,076,248
    03-01-36                    6.00          20,000,000(j)          20,181,239
    03-01-36                    6.50           6,800,000(j)           6,961,500
    04-01-36                    6.00           4,900,000(j)           4,942,875
Federal Natl Mtge Assn #190899
    04-01-23                    8.50             251,792                268,590
Federal Natl Mtge Assn #190944
    05-01-24                    6.00             954,614                965,755
Federal Natl Mtge Assn #190988
    06-01-24                    9.00             156,887                168,919
Federal Natl Mtge Assn #250322
    08-01-25                    7.50              21,920                 23,004
Federal Natl Mtge Assn #250384
    11-01-25                    7.50             237,105                248,830
Federal Natl Mtge Assn #250495
    03-01-26                    7.00             328,106                340,562
Federal Natl Mtge Assn #252381
    04-01-14                    5.50           4,953,826              4,985,447
Federal Natl Mtge Assn #254259
    04-01-17                    5.50             774,099                778,234
Federal Natl Mtge Assn #254494
    08-01-22                    7.00             313,991                325,391
Federal Natl Mtge Assn #254675
    01-01-23                    6.50             399,382                411,711
Federal Natl Mtge Assn #254708
    02-01-23                    7.00             194,254                201,307
Federal Natl Mtge Assn #254916
    09-01-23                    5.50           2,832,032              2,832,084
Federal Natl Mtge Assn #304279
    02-01-25                    8.50             112,310                121,197
Federal Natl Mtge Assn #309341
    05-01-25                    8.50              27,847                 30,051
Federal Natl Mtge Assn #313049
    08-01-11                    8.50             343,617                358,494
Federal Natl Mtge Assn #323606
    03-01-29                    6.50              66,968                 68,877
Federal Natl Mtge Assn #433310
    08-01-28                    6.50             709,489                729,713
Federal Natl Mtge Assn #440730
    12-01-28                    6.00             249,328                253,666
Federal Natl Mtge Assn #505122
    07-01-29                    7.00             944,413                978,546
Federal Natl Mtge Assn #50553
    04-01-22                    8.00             118,925                127,105
Federal Natl Mtge Assn #510587
    08-01-29                    7.00             297,142                307,881
Federal Natl Mtge Assn #540041
    02-01-29                    7.00             691,410                717,658

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #545489
    03-01-32                    6.50%     $      266,404         $      273,430
Federal Natl Mtge Assn #545684
    05-01-32                    7.50             201,146                210,643
Federal Natl Mtge Assn #545885
    08-01-32                    6.50             369,681                380,195
Federal Natl Mtge Assn #555375
    04-01-33                    6.00           4,972,804              5,052,241
Federal Natl Mtge Assn #555376
    04-01-18                    4.50           1,115,304              1,086,214
Federal Natl Mtge Assn #555458
    05-01-33                    5.50           1,917,352              1,904,180
Federal Natl Mtge Assn #555734
    07-01-23                    5.00           1,895,314              1,859,068
Federal Natl Mtge Assn #555740
    08-01-18                    4.50           2,935,814              2,859,093
Federal Natl Mtge Assn #615135
    11-01-16                    6.00             187,047                190,745
Federal Natl Mtge Assn #616572
    03-01-17                    6.50             785,476                806,861
Federal Natl Mtge Assn #642346
    05-01-32                    7.00           1,186,809              1,228,116
Federal Natl Mtge Assn #643381
    06-01-17                    6.00             198,187                202,105
Federal Natl Mtge Assn #645277
    05-01-32                    7.00             144,889                149,932
Federal Natl Mtge Assn #645569
    06-01-32                    7.00             973,861              1,007,756
Federal Natl Mtge Assn #646446
    06-01-17                    6.50             203,842                209,406
Federal Natl Mtge Assn #650105
    08-01-17                    6.50             998,523              1,025,777
Federal Natl Mtge Assn #662197
    09-01-32                    6.50             414,842                425,603
Federal Natl Mtge Assn #667604
    10-01-32                    5.50             448,343                445,120
Federal Natl Mtge Assn #670387
    08-01-32                    7.00             327,494                339,130
Federal Natl Mtge Assn #670711
    10-01-32                    7.00             528,349                546,738
Federal Natl Mtge Assn #673179
    02-01-18                    6.00             472,686                482,031
Federal Natl Mtge Assn #676511
    12-01-32                    7.00             383,372                396,715
Federal Natl Mtge Assn #678397
    12-01-32                    7.00           1,241,942              1,285,168
Federal Natl Mtge Assn #684601
    03-01-33                    6.00           3,716,970              3,777,495
Federal Natl Mtge Assn #687736
    02-01-33                    5.50           1,420,479              1,410,417
Federal Natl Mtge Assn #687887
    03-01-33                    5.50           1,964,558              1,954,165
Federal Natl Mtge Assn #688002
    03-01-33                    5.50           2,196,022              2,184,463
Federal Natl Mtge Assn #688034
    03-01-33                    5.50           1,915,123              1,905,010

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
118  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #689093
    07-01-28                    5.50%     $    1,040,683         $    1,034,355
Federal Natl Mtge Assn #694546
    03-01-33                    5.50             985,057                978,080
Federal Natl Mtge Assn #694795
    04-01-33                    5.50           3,905,480              3,884,766
Federal Natl Mtge Assn #701937
    04-01-33                    6.00           2,068,198              2,089,364
Federal Natl Mtge Assn #703726
    02-01-33                    5.00           3,299,701              3,205,968
Federal Natl Mtge Assn #703818
    05-01-33                    6.00           1,992,862              2,018,096
Federal Natl Mtge Assn #709901
    06-01-18                    5.00           1,979,440              1,957,817
Federal Natl Mtge Assn #710823
    05-01-33                    5.50           2,277,216              2,265,456
Federal Natl Mtge Assn #720006
    07-01-33                    5.50           2,319,108              2,302,682
Federal Natl Mtge Assn #720070
    07-01-23                    5.50           2,736,716              2,736,766
Federal Natl Mtge Assn #720378
    06-01-18                    4.50           2,771,871              2,699,573
Federal Natl Mtge Assn #725232
    03-01-34                    5.00           7,156,090              6,978,243
Federal Natl Mtge Assn #725284
    11-01-18                    7.00             271,403                279,241
Federal Natl Mtge Assn #725425
    04-01-34                    5.50           7,667,425              7,613,115
Federal Natl Mtge Assn #725431
    08-01-15                    5.50             160,513                161,571
Federal Natl Mtge Assn #725684
    05-01-18                    6.00           3,576,709              3,647,545
Federal Natl Mtge Assn #725737
    08-01-34                    4.54           5,750,638(i)           5,700,492
Federal Natl Mtge Assn #726940
    08-01-23                    5.50             355,601                353,399
Federal Natl Mtge Assn #730231
    08-01-23                    5.50           2,530,314              2,530,361
Federal Natl Mtge Assn #735057
    01-01-19                    4.50           2,453,755              2,389,755
Federal Natl Mtge Assn #737330
    09-01-18                    5.50           1,879,187              1,889,942
Federal Natl Mtge Assn #737374
    09-01-18                    5.50           2,347,826              2,361,646
Federal Natl Mtge Assn #747642
    11-01-28                    5.50             404,229                401,771
Federal Natl Mtge Assn #747784
    10-01-18                    4.50             840,824                818,893
Federal Natl Mtge Assn #753074
    12-01-28                    5.50           2,106,933              2,094,120
Federal Natl Mtge Assn #753206
    01-01-34                    6.00           1,646,013              1,662,858
Federal Natl Mtge Assn #755056
    12-01-23                    5.50           2,137,137              2,137,176
Federal Natl Mtge Assn #755598
    11-01-28                    5.00             661,797                642,998

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #758947
    12-01-18                    6.00%     $      765,122         $      781,193
Federal Natl Mtge Assn #761031
    01-01-34                    5.00             532,070                517,000
Federal Natl Mtge Assn #765760
    02-01-19                    5.00           4,467,894              4,416,874
Federal Natl Mtge Assn #766641
    03-01-34                    5.00           2,369,423              2,306,692
Federal Natl Mtge Assn #768117
    08-01-34                    5.42             996,940(i)             995,916
Federal Natl Mtge Assn #790759
    09-01-34                    4.81           2,357,819(i)           2,329,246
Federal Natl Mtge Assn #811925
    04-01-35                    4.92           2,003,788(i)           1,987,527
Federal Natl Mtge Assn #815264
    05-01-35                    5.25           3,894,838(i)           3,886,430
Federal Natl Mtge Assn #821378
    05-01-35                    5.04           1,922,138(i)           1,914,285
Federal Natl Mtge Assn #845070
    12-01-35                    5.10           2,036,186(i)           2,020,502
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
    12-25-26                    8.00             922,418                978,256
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
    12-25-12                   13.29             481,194(k)              18,965
    12-25-22                    8.27             966,900(k)             139,268
    12-25-31                    9.42           2,026,505(k)             329,931
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA2 Cl 2A1
    04-25-35                    5.41           1,847,680(m)           1,853,038
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA3 Cl 3A1
    05-25-35                    5.39           1,892,355(m)           1,886,261
Govt Natl Mtge Assn #604708
    10-15-33                    5.50           2,045,055              2,053,051
Govt Natl Mtge Assn #619592
    09-15-33                    5.00           2,792,667              2,751,847
Govt Natl Mtge Assn #780394
    12-15-08                    7.00             780,279                793,975
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                   20.00             175,354(k)              17,034
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3 Cl B1
    05-19-34                    4.39           1,407,379(i)           1,368,522
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    4.91           3,109,794(i)           3,108,427

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                    4.50%     $   53,153,436(k)      $      581,366
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR3 Cl 3A1
    04-25-35                    5.32           1,067,321(i)           1,058,852
Master Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    07-25-34                    4.40           1,451,235(i)           1,426,869
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00           2,021,692              2,000,211
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                    6.00           2,323,691              2,325,410
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00           4,305,058              4,223,649
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00           2,064,359              2,025,405
Sequoia Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl A2
    02-25-36                    6.21           3,150,000              3,165,646
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3AC Cl B1
    03-25-34                    4.93           1,833,089(i)           1,812,925
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    05-25-34                    4.60           1,318,860(i)           1,285,004
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50           4,162,465              4,087,374
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Certificates
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                    7.10          18,344,788(k)             209,245
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.07           2,400,000(i)           2,328,187

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  119
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50%     $      215,787         $      206,122
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB4 Cl 22A
    12-25-19                    6.00           2,074,735              2,091,072
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    4.77           1,608,148(i)           1,608,144
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00           4,153,916              3,970,355
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50           3,737,987              3,679,581
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR1 Cl 1A1
    02-25-35                    4.55           9,028,579(i)           8,877,891
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR4 Cl B1
    04-25-35                    4.57             621,803(i)             598,684
                                                                 --------------
Total                                                               352,567,495
-------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)

DRS Technologies
    02-01-16                    6.63             565,000                567,825
L-3 Communications
    06-15-12                    7.63             330,000                347,325
                                                                 --------------
Total                                                                   915,150
-------------------------------------------------------------------------------

AUTOMOTIVE (0.1%)

DaimlerChrysler NA Holding
    11-15-13                    6.50             735,000                758,733
GMAC
    08-28-07                    6.13             860,000                819,164
                                                                 --------------
Total                                                                 1,577,897
-------------------------------------------------------------------------------

BANKING (0.5%)

Bank United
    03-15-09                    8.00           3,500,000              3,759,381
Banknorth Group
  Sr Nts
    05-01-08                    3.75           3,385,000              3,292,996
HSBC Bank USA
  Sub Nts
    08-15-35                    5.63           3,100,000              3,045,192

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
BANKING (CONT.)

Sovereign Bank
  Sub Nts
    03-15-13                    5.13%     $      545,000         $      532,363
Washington Mutual Bank
  Sub Nts
    08-15-14                    5.65           1,500,000              1,512,075
                                                                 --------------
Total                                                                12,142,007
-------------------------------------------------------------------------------

CHEMICALS (--%)

Airgas
    10-01-11                    9.13             225,000                238,781
MacDermid
    07-15-11                    9.13             175,000                184,625
                                                                 --------------
Total                                                                   423,406
-------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)

Tyco Intl Group
    02-15-11                    6.75           2,740,000(c)           2,874,479
--------------------------------------------------------------------------------

ELECTRIC (0.8%)

Aquila Canada Finance
    06-15-11                    7.75             675,000(c)             696,938
CMS Energy
  Sr Nts
    01-15-09                    7.50             450,000                464,625
Consumers Energy
  1st Mtge
    02-15-17                    5.15           1,410,000              1,351,964
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80           1,465,000              1,444,694
Dayton Power & Light
  1st Mtge
    10-01-13                    5.13           1,590,000              1,569,143
Detroit Edison
  1st Mtge
    10-01-37                    5.70             950,000                935,316
Dominion Resources
  Sr Unsecured
  Series C
    07-15-15                    5.15           1,345,000              1,292,070
DPL
  Sr Nts
    09-01-11                    6.88             975,000              1,023,479
Exelon
    06-15-10                    4.45           1,460,000              1,407,427
IPALCO Enterprises
  Secured
    11-14-08                    8.38             375,000                399,844
    11-14-11                    8.63             595,000                658,963
Metropolitan Edison
  Sr Nts
    03-15-10                    4.45             925,000                891,859
Mirant North America LLC
  Sr Nts
    12-31-13                    7.38             110,000(d)             112,888

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ELECTRIC (CONT.)

Nevada Power
    03-15-16                    5.95%     $      100,000(d)      $      100,375
NRG Energy
  Sr Nts
    02-01-14                    7.25             490,000                502,250
    02-01-16                    7.38             230,000                236,900
Ohio Edison
    06-15-09                    5.65           1,825,000(d)           1,833,504
Ohio Edison
  Sr Nts
    05-01-15                    5.45             425,000                421,434
Pacific Gas & Electric
    03-01-34                    6.05             895,000                924,965
PacifiCorp
  1st Mtge
    06-15-35                    5.25             740,000                692,081
PSI Energy
    10-15-35                    6.12           1,910,000              1,952,921
                                                                 --------------
Total                                                                18,913,640
-------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)

United Artists Theatre Circuit
    07-01-15                    9.30           1,405,821              1,391,763
--------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.5%)

Cadbury Schweppes US Finance LLC
    10-01-08                    3.88           1,305,000(d)           1,258,902
Cott Beverages USA
    12-15-11                    8.00             310,000                318,525
Kraft Foods
    06-01-12                    6.25           5,825,000              6,094,127
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63           4,580,000              4,623,510
                                                                 --------------
Total                                                                12,295,064
-------------------------------------------------------------------------------

GAMING (0.2%)

Caesars Entertainment
  Sr Nts
    04-15-13                    7.00             895,000                947,077
MGM MIRAGE
    10-01-09                    6.00             265,000                263,013
    07-15-15                    6.63             770,000                772,888
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88             115,000                110,688
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13             165,000                163,556
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                    8.00             310,000                325,888
Station Casinos
  Sr Nts
    04-01-12                    6.00             345,000                345,000
Station Casinos
  Sr Sub Nts
    03-01-16                    6.88             540,000                549,450
                                                                 --------------
Total                                                                 3,477,560
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
120  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
GAS PIPELINES (0.2%)

ANR Pipeline
    03-15-10                    8.88%     $      440,000         $      470,171
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95             160,000                157,835
    11-15-15                    6.80             290,000(d)             301,600
Copano Energy LLC
  Sr Nts
    03-01-16                    8.13              85,000(d)              88,400
Kinder Morgan Finance
    01-05-16                    5.70           1,440,000(d)           1,440,196
Pacific Energy Partners LP/Finance
    09-15-15                    6.25             220,000                218,900
Southern Natural Gas
    03-15-10                    8.88             290,000                310,190
Southern Star Central
  Secured
    08-01-10                    8.50             225,000                240,188
Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00             400,000                420,000
Williams
  Sr Nts
    07-15-19                    7.63             190,000                209,000
                                                                 --------------
Total                                                                 3,856,480
-------------------------------------------------------------------------------

HEALTH CARE (0.4%)

Cardinal Health
    06-15-15                    4.00           3,960,000              3,543,044
    12-15-17                    5.85             985,000                997,454
HCA
  Sr Nts
    03-15-14                    5.75             340,000                325,106
Omnicare
  Sr Sub Nts
    12-15-13                    6.75             465,000                473,138
    12-15-15                    6.88             185,000                188,700
Triad Hospitals
  Sr Nts
    05-15-12                    7.00             400,000                408,000
WellPoint
    01-15-11                    5.00           2,300,000              2,270,562
                                                                 --------------
Total                                                                 8,206,004
-------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)

Chesapeake Energy
    08-15-17                    6.50             660,000                664,125
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25             510,000                499,800
Newfield Exploration
  Sr Nts
    03-01-11                    7.63              50,000                 53,875

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)

Newfield Exploration
  Sr Sub Nts
    08-15-12                    8.38%     $      880,000         $      943,800
Plains Exploration & Production
  Sr Nts
    06-15-14                    7.13             235,000                244,988
                                                                 --------------
Total                                                                 2,406,588
-------------------------------------------------------------------------------

INTEGRATED ENERGY (--%)

Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50              35,000                 36,750
-------------------------------------------------------------------------------

LODGING (--%)

ITT
    11-15-15                    7.38             445,000                482,825
-------------------------------------------------------------------------------

MEDIA CABLE (0.5%)

Comcast
    03-15-11                    5.50           3,435,000              3,424,970
    03-15-16                    5.90           2,645,000              2,656,433
    03-15-16                    5.90           3,720,000(j)           3,736,079
DIRECTV Holdings LLC/Financing
  Sr Nts
    03-15-13                    8.38             180,000                193,950
Videotron Ltee
    01-15-14                    6.88             145,000(c)             148,263
    12-15-15                    6.38             115,000(c)             113,850
                                                                 --------------
Total                                                                10,273,545
-------------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)

Dex Media East LLC/Finance
    11-15-09                    9.88              75,000                 80,438
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50             145,000                153,700
Gray Television
    12-15-11                    9.25             325,000                345,719
Lamar Media
    01-01-13                    7.25             165,000                170,156
News America
    12-15-35                    6.40           3,640,000(d)           3,662,844
Radio One
  Series B
    07-01-11                    8.88             350,000                367,500
Sun Media
    02-15-13                    7.63             240,000(c)             247,500
                                                                 --------------
Total                                                                 5,027,857
-------------------------------------------------------------------------------

METALS (--%)

Peabody Energy
  Series B
    03-15-13                    6.88             550,000                565,125
--------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)

Pride Intl
  Sr Nts
    07-15-14                    7.38             140,000                149,450
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
OTHER FINANCIAL INSTITUTIONS (0.2%)

Residential Capital
  Sr Unsecured
    06-30-10                    6.38%     $    4,825,000         $    4,871,831
-------------------------------------------------------------------------------

PACKAGING (--%)

Plastipak Holdings
  Sr Nts
    12-15-15                    8.50              30,000(d)              30,975
-------------------------------------------------------------------------------

PAPER (--%)

Crown Americas LLC/Capital
  Sr Nts
    11-15-15                    7.75             260,000(d)             271,050
-------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)

AmerisourceBergen
    09-15-15                    5.88             440,000(d)             442,794
Merck & Co
    03-01-15                    4.75             940,000                900,137
                                                                 --------------
Total                                                                 1,342,931
-------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)

Marsh & McLennan Companies
  Sr Unsecured
    09-15-15                    5.75             965,000                965,048
-------------------------------------------------------------------------------

RETAILERS (0.2%)

CVS
    09-15-09                    4.00             925,000                886,567
    09-15-14                    4.88           2,250,000              2,152,244
Flooring America
  Series B
    10-15-07                    9.25           1,849,000(b,h,l)              --
May Department Stores
    07-15-34                    6.70           2,420,000              2,587,160
                                                                 --------------
Total                                                                 5,625,971
-------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)

ERAC USA Finance
    05-01-15                    5.60           1,200,000(d)           1,191,530
    11-15-15                    5.90             105,000(d)             106,531
Hertz
  Sr Nts
    01-01-14                    8.88             195,000(d)             203,775
                                                                 --------------
Total                                                                 1,501,836
-------------------------------------------------------------------------------

WIRELESS (0.1%)

Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95           1,540,000              1,547,926
US Cellular
  Sr Nts
    12-15-33                    6.70           1,250,000              1,259,764
                                                                 --------------
Total                                                                 2,807,690
-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  121
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
WIRELINES (1.4%)

Qwest
    03-15-12                    8.88%     $      350,000         $      392,000
Qwest
  Sr Nts
    06-15-15                    7.63             220,000                235,950
Sprint Capital
    01-30-11                    7.63           2,680,000              2,930,183
    11-15-28                    6.88           2,250,000              2,451,686
Telecom Italia Capital
    11-15-33                    6.38           4,020,000(c)           3,977,239
TELUS
    06-01-11                    8.00           7,402,500(c)           8,259,369
Verizon Pennsylvania
  Series A
    11-15-11                    5.65          14,780,000             14,738,173
                                                                 --------------
Total                                                                32,984,600
-------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $859,200,158)                                             $  849,424,733
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.9%)(p)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
COMMERCIAL PAPER

Chesham Finance LLC
    03-01-06                    4.57%     $   21,200,000         $   21,197,309
Kitty Hawk Funding
    03-13-06                    4.53          15,000,000(r)          14,975,517
Nieuw Amsterdam
    03-06-06                    4.51          15,000,000(r)          14,988,724
Old Line Funding
    03-08-06                    4.51          10,000,000(r)           9,989,978
Solitaire Funding LLC
    03-13-06                    4.53           5,800,000(r)           5,790,523
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $66,950,486)                                              $   66,942,051
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,184,094,884)(s)                                        $2,388,359,412
===============================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Feb. 28, 2006, the value of foreign securities represented 5.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $30,175,431 or 1.3% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC --  Financial Guaranty Insurance Company
      FSA  --  Financial Security Assurance
      MBIA --  MBIA Insurance Corporation

(h)   Negligible market value.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(j) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $52,288,672.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2006.

(l)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

                                        ACQUISITION
      SECURITY                            DATES                       COST
      --------------------------------------------------------------------------
      FLOORING AMERICA
         9.25% SERIES B 2007       10-09-97 THRU 12-17-02        $    2,058,360


--------------------------------------------------------------------------------
122  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(n) Partially pledged as initial deposit on the following open interest rate futures contracts. See Note 7 to the financial statements.

      TYPE OF SECURITY                                          NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, June 2006, 20-year                         $   12,200,000
      U.S. Treasury Note, June 2006, 10-year                         11,500,000

      SALE CONTRACTS

      U.S. Treasury Note, March 2006, 2-year                         14,000,000
      U.S. Treasury Note, March 2006, 5-year                         27,700,000
      U.S. Treasury Note, June 2006, 5-year                           2,300,000

(o) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 1.5% of net assets. See Note 6 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Feb. 28, 2006:

                             PRINCIPAL   SETTLEMENT   PROCEEDS
      SECURITY                AMOUNT        DATE     RECEIVABLE      VALUE
      --------------------------------------------------------------------------
      Federal Natl Mtge Assn
        03-01-21 4.50%      $ 4,000,000   3-16-06   $ 3,880,000  $    3,885,000
        03-01-21 5.00         3,000,000   3-16-06     2,948,906       2,959,686
        04-01-35 5.00         5,000,000   4-12-06     4,837,500       4,851,560
        03-01-36 5.50        16,000,000   3-13-06    15,770,000      15,850,000

(r) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $45,744,742 or 2.0% of net assets.

(s) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $2,184,095,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:
      Unrealized appreciation $250,210,000 Unrealized depreciation (45,946,000) Net unrealized appreciation $204,264,000

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  123
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Cash Management Fund

FEB. 28, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (9.3%)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
CERTIFICATE OF DEPOSIT
Bank of New York
    02-14-07                    5.00%     $    5,000,000         $    5,000,000
Barclays Bank
    06-01-06                    4.52           5,000,000(c)           4,999,874
Canadian Imperial Bank of Commerce NY
    01-29-07                    4.80           5,000,000              5,000,000
Citibank
    03-20-06                    4.40           2,000,000              2,000,000
    04-28-06                    4.61          10,000,000             10,000,001
    05-12-06                    4.66           5,000,000              5,000,000
Credit Suisse First Boston NY
    09-26-06                    4.49           5,000,000(c)           5,000,000
DEPFA Bank
    03-27-06                    4.24           5,000,000              5,000,000
Deutsche Bank
    01-16-07                    4.78           5,000,000              5,000,000
Natexis Banques Populair NY
    01-23-07                    4.80           5,000,000              5,000,000
SunTrust Banks
    05-12-06                    4.69           5,000,000(c)           4,999,951
    08-22-06                    4.52           8,000,000(c)           8,000,000
-------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $64,999,826)                                              $   64,999,826
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMERCIAL PAPER (90.9%)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
ASSET-BACKED (62.1%)

Amstel Funding
    03-22-06                    4.23%     $    3,000,000(b)      $    2,992,265
    05-08-06                    4.42           4,000,000(b)           3,966,378
    05-16-06                    4.41           3,000,000(b)           2,971,943
    06-20-06                    4.57           3,000,000(b)           2,957,913
Amsterdam Funding
    03-06-06                    3.66           5,600,000(b)           5,596,586
Barton Capital
    04-13-06                    4.49           5,000,000(b)           4,972,707
Beta Finance
    04-20-06                    4.53           6,000,000              5,961,750
Bryant Park Funding LLC
    04-10-06                    4.49           3,800,000(b)           3,780,662
    04-11-06                    4.51           3,800,000(b)           3,780,092
    04-25-06                    4.48           5,000,000(b)           4,965,396
CAFCO LLC
    04-11-06                    4.46           7,700,000(b)           7,660,099
CC (USA)/Centari
    03-22-06                    4.19           5,000,000              4,987,225
    04-25-06                    4.47           7,000,000              6,951,661
    04-26-06                    4.53           6,400,000              6,354,453
    05-02-06                    4.53           3,500,000              3,472,453

-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
ASSET-BACKED (CONT.)

CHARTA LLC
    03-30-06                    4.30%     $    4,000,000(b)      $    3,985,709
Chesham Finance LLC
    03-01-06                    4.56           5,900,000              5,900,000
CIESCO LLC
    04-07-06                    4.45           4,000,000(b)           3,981,294
CRC Funding LLC
    04-17-06                    4.52           4,800,000(b)           4,771,236
Cullinan Finance
    03-16-06                    4.13           5,000,000              4,990,833
    03-23-06                    4.16           3,900,000              3,889,669
    04-06-06                    4.34           3,000,000              2,986,680
    05-12-06                    4.65          10,000,000              9,906,600
Dakota Nts
    03-03-06                    3.01           5,000,000(b)           4,998,744
    03-10-06                    3.98           9,000,000(b)           8,990,055
    04-24-06                    4.58           4,300,000(b)           4,270,137
Dorado Finance
    04-18-06                    4.43           5,000,000              4,970,000
    04-26-06                    4.51           6,100,000              6,056,731
Emerald Certificates MBNA MCCT
    03-07-06                    3.78           2,000,000(b)           1,998,530
    03-09-06                    3.92           3,100,000(b)           3,096,962
    05-02-06                    4.57           5,000,000(b)           4,960,303
    05-02-06                    4.58           5,000,000(b)           4,960,217
    05-25-06                    4.68           5,000,000(b)           4,944,750
Fairway Finance
    03-17-06                    4.17           6,000,000(b)           5,988,213
    04-03-06                    4.43           4,000,000(b)           3,983,335
Five Finance
    04-11-06                    4.47           4,000,000              3,979,227
    04-13-06                    4.50           5,000,000              4,972,647
    04-25-06                    4.52           5,000,000              4,965,090
    05-04-06                    4.58           2,500,000              2,479,511
    05-24-06                    4.48           2,000,000              1,979,047
Galaxy Funding
    03-29-06                    4.28           2,000,000(b)           1,993,124
    05-01-06                    4.53          13,500,000(b)          13,395,579
    05-04-06                    4.57           2,000,000(b)           1,983,644
    05-10-06                    4.59           5,000,000(b)           4,955,181
    05-23-06                    4.66           4,000,000(b)           3,956,932
Gemini Securitization
    03-23-06                    4.23           3,500,000(b)           3,490,568
    05-03-06                    4.53           6,800,000(b)           6,745,617
Grampian Funding LLC
    03-28-06                    4.21           5,000,000(b)           4,983,688
    04-04-06                    4.33           3,400,000(b)           3,385,743
    05-09-06                    4.37           2,300,000(b)           2,280,603
    06-02-06                    4.73           5,000,000(b)           4,939,033
Jupiter Securitization
    03-08-06                    3.84           2,000,000(b)           1,998,297

-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
ASSET-BACKED (CONT.)

K2 (USA) LLC
    03-08-06                    3.85%     $    2,000,000         $    1,998,289
    04-20-06                    4.54           6,700,000              6,657,194
Kitty Hawk Funding
    03-02-06                    2.25           6,302,000(b)           6,301,212
    04-27-06                    4.51           3,900,000(b)           3,871,842
Nieuw Amsterdam
    03-13-06                    4.06           9,000,000(b)           8,986,830
    03-27-06                    4.38           6,000,000(b)           5,980,370
    06-08-06                    4.51           2,000,000(b)           1,975,250
    06-15-06                    4.54           2,000,000(b)           1,973,382
Park Granada LLC
    03-10-06                    4.08           9,000,000(b)           8,989,808
    04-04-06                    4.34           5,000,000(b)           4,978,986
    04-05-06                    4.35           3,000,000(b)           2,986,992
    04-19-06                    4.47           2,000,000(b)           1,987,668
Scaldis Capital LLC
    03-01-06                    4.28           8,400,000(b)           8,400,000
    05-10-06                    4.61           2,290,000(b)           2,269,384
    05-22-06                    4.67           2,800,000(b)           2,770,152
    06-09-06                    4.51           1,400,000(b)           1,382,500
Sedna Finance
    04-13-06                    4.42           3,600,000              3,580,650
    04-18-06                    4.45           3,500,000              3,478,907
    08-15-06                    4.71          10,000,000(c)          10,000,000
Sigma Finance
    05-30-06                    4.45           3,000,000              2,966,625
    06-16-06                    4.57          15,000,000(c)          14,999,779
    06-21-06                    4.75           5,000,000              4,926,578
Solitaire Funding LLC
    05-11-06                    4.62           7,500,000(b)           7,431,367
    05-23-06                    4.69          10,000,000(b)           9,891,639
    05-30-06                    4.72           4,000,000(b)           3,952,800
    07-21-06                    4.81           3,000,000(b)           2,943,792
Thames Asset Global Securitization #1
    04-06-06                    4.34           4,000,000(b)           3,982,240
    04-17-06                    4.54           4,000,000(b)           3,975,926
    04-18-06                    4.43           5,000,000(b)           4,970,000
    04-28-06                    4.55           8,000,000(b)           7,940,840
    05-15-06                    4.51           2,000,000(b)           1,981,125
    05-17-06                    4.67           4,300,000(b)           4,256,957
Thunder Bay Funding LLC
    04-24-06                    4.47           5,000,000(b)           4,966,100
White Pine Finance LLC
    03-15-06                    4.53           5,000,000(c)           4,999,957
    06-12-06                    4.54           5,000,000              4,935,339
    09-06-06                    4.53          10,000,000(c)           9,999,482
Windmill Funding
    03-07-06                    3.83           4,000,000(b)           3,997,020
                                                                 --------------
Total                                                               435,172,094
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
124  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Cash Management Fund

-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
BANKING (14.8%)

Bank of America
    05-11-06                    4.60%     $    6,000,000         $    5,945,330
Bank of Ireland
    03-13-06                    3.98           4,200,000(b)           4,193,966
Barclays U.S. Funding
    04-17-06                    4.54           8,500,000              8,448,897
DekaBank Deutsche Girozentrale
    02-16-07                    4.60           4,000,000(c)           4,000,000
DEPFA Bank
    12-15-06                    4.50          10,000,000(c)          10,000,000
ING (US) Funding LLC
    03-02-06                    2.12           3,000,000              2,999,648
Irish Life & Permanent
    04-04-06                    4.33           3,900,000(b)           3,883,646
    02-21-07                    4.57           5,000,000(c)           4,999,607
Natexis Banques Populair
    03-15-07                    4.55           3,000,000(c)           3,000,000
Northern Rock
    01-05-07                    4.50          10,700,000(c)          10,700,000
    02-05-07                    4.61           5,000,000(c)           5,000,000
Skandinaviska Enskilda Banken
    02-09-07                    4.56           5,000,000(c)           5,000,000
    03-16-07                    4.56          10,000,000(c)          10,000,000
Societe Generale North America
    03-06-06                    3.68           4,400,000              4,397,305
    04-20-06                    4.44           2,000,000              1,987,500

-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
BANKING (CONT.)

UBS Finance (Delaware) LLC
    04-03-06                    4.42%     $    3,500,000         $    3,485,434
Wells Fargo Bank
    03-02-07                    4.53           5,000,000(c)           5,000,000
Westpac Banking
    01-11-07                    4.49          10,700,000(c)          10,700,000
                                                                 --------------
Total                                                               103,741,333
-------------------------------------------------------------------------------

BROKERAGE (8.0%)

Bear Stearns Companies
    04-12-06                    4.48           7,000,000              6,962,760
    04-14-06                    4.50           5,000,000              4,972,011
    03-15-07                    4.58           5,000,000(c)           5,000,000
    03-28-07                    4.65           5,000,000(c)           5,000,000
Credit Suisse First Boston
    04-03-06                    4.18           6,000,000(b)           5,976,405
Goldman Sachs Group
    05-24-06                    4.54           5,000,000(b,c)         5,000,000
    05-25-06                    4.54           5,000,000(b,c)         5,000,000
    03-15-07                    4.59           5,000,000(c)           5,000,000
Lehman Brothers Holdings
    03-22-07                    4.66           8,000,000(c)           8,000,000
Merrill Lynch & Co
    03-15-07                    4.55           5,000,000(c)           5,000,000
Total                                                                55,911,176
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
NON CAPTIVE CONSUMER (2.5%)

SLM
    03-15-07                    4.57%     $    7,500,000(c)      $    7,500,000
    03-20-07                    4.57          10,000,000(c)          10,000,000
                                                                 --------------
Total                                                                17,500,000
-------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.9%)

Credit Suisse First Boston NY
    05-15-06                    4.62           5,200,000              5,149,733
HSBC Finance
    05-08-06                    4.57          10,000,000              9,913,111
HSBC Finance
    03-23-07                    4.56           5,000,000(c)           5,000,000
                                                                 --------------
Total                                                                20,062,844
-------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)

Eli Lilly Services
    03-01-07                    4.54           5,000,000(c)           5,000,000
-------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $637,387,447)                                             $  637,387,447
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $702,387,273)(d)                                          $  702,387,273
===============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $305,879,734 or 43.6% of net assets.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(d) Also represents the cost of securities for federal income tax purposes at Feb. 28, 2006.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  125
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Core Bond Fund

FEB. 28, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
BONDS (99.3%)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
SOVEREIGN (1.7%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07                    6.00%            487,000(c)      $      595,501
United Kingdom Treasury
  (British Pound)

    12-07-06                    7.50             233,000(c)             418,221
                                                                 --------------
Total                                                                 1,013,722
-------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (35.0%)

Federal Farm Credit Bank
    10-10-08                    4.25             225,000                221,587
Federal Home Loan Bank
    01-18-08                    4.63             955,000                950,072
Federal Home Loan Mtge Corp
    09-15-06                    3.63             895,000                889,057
    08-17-07                    4.00             780,000                769,857
    06-15-08                    3.88             870,000                850,625
    10-15-08                    5.13             120,000                120,591
    12-19-08                    4.63             350,000                347,302
    03-18-09                    3.76             125,000                120,639
    07-12-10                    4.13           1,097,000              1,062,650
Federal Natl Mtge Assn
    05-15-07                    3.88           1,250,000              1,234,200
    01-15-08                    4.63           1,200,000              1,192,832
    10-15-08                    4.50             585,000                578,994
    02-15-09                    3.25           1,215,000              1,159,475
U.S. Treasury
    11-30-06                    2.88              75,000                 73,972
    06-30-07                    3.63             390,000                384,485
    09-30-07                    4.00           1,215,000              1,201,901
    11-30-07                    4.25             870,000                863,441
    01-15-11                    4.25             290,000                285,514
    02-28-11                    4.50             440,000(b)             438,040
    02-28-11                    4.50           1,945,000              1,936,339
    11-15-15                    4.50           1,410,000              1,399,865
    02-15-16                    4.50             970,000                966,363
    08-15-23                    6.25           1,347,000(k)           1,592,721
    02-15-26                    6.00           2,228,000              2,604,148
    02-15-31                    5.38              30,000                 33,395
                                                                 --------------
Total                                                                21,278,065
-------------------------------------------------------------------------------

ASSET-BACKED (1.5%)

Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                    2.76              50,000(d,e)            48,933
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
    12-06-10                    4.87              50,000                 49,781
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                    4.29             100,000(d,e)            96,488

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)

Capital Auto Receivables Asset Trust
  Series 2004-1
    09-15-10                    2.84%     $       50,000         $       48,478
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                    4.08             100,000                 98,271
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                    4.35              50,000                 49,211
Countrywide Asset-Backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                    4.92              30,000                 28,895
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
    03-15-12                    4.15              25,000(e)              24,611
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                    3.40              50,000(e)              49,499
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09                    2.94              60,000                 58,756
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49              55,000                 53,845
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57              90,000                 89,960
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                    4.72             190,000(i)             189,942
WFS Financial Owner Trust
  Series 2004-1 Cl D
    08-22-11                    3.17              40,679                 39,824
                                                                 --------------
Total                                                                   926,494
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (9.9%)(f)

Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    4.88              75,000                 74,313
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
    09-10-47                    5.18             250,000                249,059
Banc of America Large Loan
  Series 2005-BOCA Cl A1
    12-15-16                    4.69              73,053(d,i)            73,070
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                    4.74              50,000(d,i)            50,023
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42                    4.57             100,000                 96,812

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                    4.03%     $      195,000         $      187,603
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                    5.41              75,000                 75,534
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                    4.21             137,540                134,639
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.16             100,000                 97,750
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                    4.46             164,359(d)             160,641
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A1
    05-15-19                    5.25             152,048                152,431
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68             100,000                101,874
CDC Commercial Mtge Trust
  Series 2006-CD2
    01-15-46                    5.42             175,000(b)             175,873
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15             116,724(d)             114,354
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
    07-15-44                    5.23             175,000                175,133
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.23              50,000                 49,987
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    4.90              50,000(d,i)            50,000
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                    4.49             238,016                232,826
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                    5.10              50,000                 49,742
Federal Natl Mtge Assn
    08-25-12                    4.72             100,000                 97,584
Federal Natl Mtge Assn #386768
    01-01-11                    4.23              97,030                 93,189
Federal Natl Mtge Assn #555806
    10-01-13                    5.11             184,371                182,971
Federal Natl Mtge Assn #735029
    09-01-13                    5.28             147,191                147,176

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
126  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12%     $       50,000         $       48,172
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
    06-10-48                    4.77             100,000                 96,350
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                    4.59             104,994                103,450
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77             175,000(d)             171,078
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                    4.55             100,000                 96,447
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                    4.21              69,440                 68,021
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
    06-10-36                    4.76             125,000                122,500
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88              50,000                 49,201
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96              75,000                 73,939
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                    4.37             120,564                118,189
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37             107,219                105,041
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26              50,000                 49,858
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13             110,487                106,107
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97              44,918                 43,261
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
    05-15-41                    5.09             100,000                 99,408
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18              50,000                 48,274
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33             228,148                224,103
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.18             250,000                249,473

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26                    4.56%     $       60,000         $       58,316
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97              50,000                 46,848
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                    4.98              50,000                 49,890
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                    4.58             125,000                121,295
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                    3.99              50,000                 48,039
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20              75,000                 72,624
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                    4.39              48,711                 48,096
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-30                    4.89             100,000                 98,691
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                    4.22              90,426                 88,594
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27              71,653                 68,418
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34              75,000                 73,006
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59              75,000                 72,472
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23             100,000                 99,388
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98             125,000                129,701
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67              84,432                 80,690
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
    10-15-41                    4.38             100,000                 97,146
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09             100,000                 98,910
                                                                 --------------
Total                                                                 6,047,580
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (38.4%)(f,j)

Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.74%     $      193,448(h)      $      193,729
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 7A1
    07-25-35                    5.09             128,620(h)             126,961
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.99             225,000(h)             226,573
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.96             148,273(h)             149,422
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75              74,857                 72,658
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-10 Cl 13A1
    01-25-35                    5.01             135,390(h)             132,959
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-12 Cl 3A1
    02-25-35                    5.16              88,382(h)              87,336
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75              44,407                 43,102
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50             128,250                126,657
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50             132,729                130,996
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50             262,363                261,163
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50             104,799                108,211
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50              93,493                 93,024
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00             248,625                247,806

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  127
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE           AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)

Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-HYB1 Cl 6A1
    03-25-35                    5.18%     $      326,714(h)      $      321,925
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00             152,842(d)             158,372
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.42             149,654(h)             149,133
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-10 Cl 4A1
    11-25-35                    6.50             188,704                191,518
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00             235,483                241,184
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-8 Cl 7A1
    09-25-35                    7.00             260,567                265,882
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38           1,596,201(g)              22,447
Federal Home Loan Mtge Corp #B11452
    12-01-18                    6.00             166,845                169,688
Federal Home Loan Mtge Corp #B11835
    01-01-19                    5.50             139,758                140,342
Federal Home Loan Mtge Corp #B12280
    02-01-19                    5.50             173,383                174,109
Federal Home Loan Mtge Corp #C46101
    08-01-29                    6.50             331,323                340,399
Federal Home Loan Mtge Corp #C90613
    01-01-23                    5.00              59,304                 58,034
Federal Home Loan Mtge Corp #C90683
    06-01-23                    5.00             117,311                114,798
Federal Home Loan Mtge Corp #C90767
    12-01-23                    6.00              58,043                 58,976
Federal Home Loan Mtge Corp #D96348
    10-01-23                    5.50             170,458                170,587
Federal Home Loan Mtge Corp #G01410
    04-01-32                    7.00              98,017                101,345
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    01-15-18                    6.50              63,907                 66,443
    10-15-27                    5.00             300,000                295,943
    06-15-28                    5.00             275,000                271,214
    12-15-28                    5.50             125,000                124,821

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE           AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
    07-15-17                    7.50%     $      266,219(g)      $       30,388
Federal Natl Mtge Assn
    03-01-21                    5.00             550,000(b)             542,609
    03-01-21                    5.50           1,215,000(b)           1,220,315
    03-01-21                    6.00             500,000(b)             509,531
    03-01-36                    6.00           1,600,000(b)           1,614,498
    03-01-36                    6.50             725,000(b)             742,219
    04-01-36                    6.00             945,000(b)             953,268
Federal Natl Mtge Assn #252440
    05-01-29                    7.00             174,754                181,070
Federal Natl Mtge Assn #254560
    11-01-32                    5.00              24,800                 24,190
Federal Natl Mtge Assn #255788
    06-01-15                    5.50             398,204                401,155
Federal Natl Mtge Assn #323715
    05-01-29                    6.00              88,071                 89,117
Federal Natl Mtge Assn #545869
    07-01-32                    6.50              52,977                 54,555
Federal Natl Mtge Assn #545874
    08-01-32                    6.50             154,875                159,369
Federal Natl Mtge Assn #555340
    04-01-33                    5.50             169,905                169,007
Federal Natl Mtge Assn #615135
    11-01-16                    6.00             202,634                206,641
Federal Natl Mtge Assn #645569
    06-01-32                    7.00             490,043                507,099
Federal Natl Mtge Assn #650009
    09-01-31                    7.50              36,090                 37,840
Federal Natl Mtge Assn #667604
    10-01-32                    5.50             203,792                202,327
Federal Natl Mtge Assn #677089
    01-01-33                    5.50             198,401                196,975
Federal Natl Mtge Assn #677695
    02-01-33                    6.50             397,096                410,036
Federal Natl Mtge Assn #683116
    02-01-33                    6.00             349,889                353,765
Federal Natl Mtge Assn #704610
    06-01-33                    5.50             204,073                202,628
Federal Natl Mtge Assn #720378
    06-01-18                    4.50              69,297                 67,489
Federal Natl Mtge Assn #724867
    06-01-18                    5.00             133,752                132,301
Federal Natl Mtge Assn #725232
    03-01-34                    5.00             447,256                436,140
Federal Natl Mtge Assn #725284
    11-01-18                    7.00              48,465                 49,864
Federal Natl Mtge Assn #725425
    04-01-34                    5.50             504,436                500,863
Federal Natl Mtge Assn #725431
    08-01-15                    5.50             110,699                111,428

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE           AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #725719
    07-01-33                    4.84%     $       82,936(h)      $       81,136
Federal Natl Mtge Assn #725737
    08-01-34                    4.54              90,561(h)              89,772
Federal Natl Mtge Assn #735160
    12-01-34                    4.34              83,420(h)              81,098
Federal Natl Mtge Assn #743455
    10-01-18                    5.50             221,473                222,737
Federal Natl Mtge Assn #743579
    11-01-33                    5.50             117,264                116,433
Federal Natl Mtge Assn #747784
    10-01-18                    4.50             237,624                231,426
Federal Natl Mtge Assn #749745
    11-01-18                    4.50             317,370                309,092
Federal Natl Mtge Assn #753074
    12-01-28                    5.50             164,604                163,603
Federal Natl Mtge Assn #759330
    01-01-19                    6.50             159,870                164,244
Federal Natl Mtge Assn #759342
    01-01-34                    6.50             121,794                125,931
Federal Natl Mtge Assn #761031
    01-01-34                    5.00             202,646                196,907
Federal Natl Mtge Assn #763754
    02-01-29                    5.50             169,173                168,234
Federal Natl Mtge Assn #763798
    03-01-34                    5.50             275,826                274,277
Federal Natl Mtge Assn #765760
    02-01-19                    5.00             159,177                157,359
Federal Natl Mtge Assn #790759
    09-01-34                    4.81             181,371(h)             179,173
Federal Natl Mtge Assn #791447
    10-01-34                    6.00             418,522                422,549
Federal Natl Mtge Assn #794958
    10-01-19                    6.00             245,617                250,413
Federal Natl Mtge Assn #811925
    04-01-35                    4.92             133,586(h)             132,502
Federal Natl Mtge Assn #815264
    05-01-35                    5.25             370,937(h)             370,136
Federal Natl Mtge Assn #821378
    05-01-35                    5.04             137,296(h)             136,735
Federal Natl Mtge Assn #829227
    08-01-35                    6.00             462,556                466,934
Federal Natl Mtge Assn #845070
    12-01-35                    5.10             148,989(h)             147,842
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA2 Cl 2A1
    04-25-35                    5.41             116,696(i)             117,034
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA3 Cl 3A1
    05-25-35                    5.39              97,544(i)              97,230

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
128  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE           AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)

First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA4 Cl B1
    06-25-35                    5.37%     $      129,832         $      130,979
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    4.91             223,879(h)             223,781
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR3 Cl 3A1
    04-25-35                    5.32              54,271(h)              53,840
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00             120,038                118,763
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                    6.00              94,204                 94,273
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00              52,256                 51,267
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00              80,169                 78,657
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 1A2
    04-25-35                    5.50             300,000                292,320
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    05-25-34                    4.60              99,537(h)              96,981
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50             162,174                159,248
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.07             125,000(h)             121,260
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50             244,287                233,346
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    4.77             115,556(h)             115,555

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE           AMOUNT                 VALUE(a)
MORTGAGE-BACKED (CONT.)

Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR8 Cl 2AB1
    07-25-45                    4.83%     $      361,315(h)      $      361,464
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00             311,544                297,777
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50             210,262                206,976
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR1 Cl 1A1
    02-25-35                    4.55             146,977(h)             144,524
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR16 Cl 6A3
    10-25-35                    5.00             281,287(h)             276,812
                                                                 --------------
Total                                                                23,305,064
-------------------------------------------------------------------------------

AUTOMOTIVE (0.1%)

DaimlerChrysler NA Holding

    11-15-13                    6.50              45,000                 46,453
-------------------------------------------------------------------------------

BANKING (0.7%)

Banknorth Group
  Sr Nts
    05-01-08                    3.75             155,000                150,787
Washington Mutual Bank
  Sub Nts
    08-15-14                    5.65             250,000                252,013
                                                                 --------------
Total                                                                   402,800
-------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.4%)

Tyco Intl Group
    02-15-11                    6.75             240,000(c)             251,779
-------------------------------------------------------------------------------

ELECTRIC (1.8%)

Consumers Energy
  1st Mtge
    02-15-17                    5.15             105,000                100,678
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80             110,000                108,475
Dayton Power & Light
  1st Mtge
    10-01-13                    5.13             175,000                172,706
Detroit Edison
  1st Mtge
    10-01-37                    5.70              65,000                 63,995
Dominion Resources
  Sr Unsecured
  Series C
    07-15-15                    5.15             100,000                 96,065

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ELECTRIC (CONT.)

Exelon
    06-15-10                    4.45%     $      105,000         $      101,219
Metropolitan Edison
  Sr Nts
    03-15-10                    4.45              70,000                 67,492
Ohio Edison
    06-15-09                    5.65             140,000(d)             140,652
Pacific Gas & Electric
    03-01-34                    6.05              65,000                 67,176
PacifiCorp
  1st Mtge
    06-15-35                    5.25              55,000                 51,438
PSI Energy
    10-15-35                    6.12             135,000                138,034
                                                                 --------------
Total                                                                 1,107,930
-------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.4%)

Cadbury Schweppes US Finance LLC
    10-01-08                    3.88              95,000(d)              91,644
Kraft Foods
    06-01-12                    6.25             400,000                418,481
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63             360,000                363,420
                                                                 --------------
Total                                                                   873,545
-------------------------------------------------------------------------------

GAS PIPELINES (0.2%)

Kinder Morgan Finance
    01-05-16                    5.70             105,000(d)             105,014
-------------------------------------------------------------------------------

HEALTH CARE (0.8%)

Cardinal Health
    06-15-15                    4.00             288,000                257,676
    12-15-17                    5.85              75,000                 75,948
WellPoint
    01-15-11                    5.00             160,000                157,952
                                                                 --------------
Total                                                                   491,576
-------------------------------------------------------------------------------

MEDIA CABLE (1.2%)

Comcast
    03-15-11                    5.50             240,000                239,299
    03-15-16                    5.90             210,000                210,908
    03-15-16                    5.90             290,000(b)             291,253
                                                                 --------------
Total                                                                   741,460
-------------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)

News America
    12-15-35                    6.40             265,000(d)             266,663
-------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)

Residential Capital
  Sr Unsecured
    06-30-10                    6.38             370,000                373,591
-------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)

Merck & Co
    03-01-15                    4.75              70,000                 67,032
-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  129
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
PROPERTY & CASUALTY (0.1%)

Marsh & McLennan Companies
  Sr Unsecured
    09-15-15                    5.75%     $       65,000         $       65,003
-------------------------------------------------------------------------------

RETAILERS (0.7%)

CVS
    09-15-09                    4.00              55,000                 52,715
    09-15-14                    4.88             175,000                167,397
May Department Stores
    07-15-34                    6.70             180,000                192,433
                                                                 --------------
Total                                                                   412,545
-------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)

ERAC USA Finance
    05-01-15                    5.60              60,000(d)              59,577
    11-15-15                    5.90              35,000(d)              35,510
                                                                 --------------
Total                                                                    95,087
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
WIRELESS (0.3%)

Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95%     $       95,000         $       95,489
US Cellular
  Sr Nts
    12-15-33                    6.70              95,000                 95,742
                                                                 --------------
Total                                                                   191,231
-------------------------------------------------------------------------------

WIRELINES (3.8%)

Sprint Capital
    01-30-11                    7.63             195,000                213,204
    11-15-28                    6.88             160,000                174,342
Telecom Italia Capital
    11-15-33                    6.38             290,000(c)             286,915
TELUS
    06-01-11                    8.00             530,000(c)             591,350
Verizon Pennsylvania
  Series A
    11-15-11                    5.65           1,070,000              1,066,972
                                                                 --------------
Total                                                                 2,332,783
-------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $60,994,963)                                              $   60,395,417
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (12.8%)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
COMMERCIAL PAPER

BNP Paribas Finance
    03-01-06                    4.56%     $    1,900,000         $    1,899,759
Fairway Finance
    03-13-06                    4.52           1,900,000(l)           1,896,906
Park Avenue Receivables
    03-13-06                    4.52           2,200,000(l)           2,196,417
Variable Funding Capital
    03-03-06                    4.50           1,800,000(l)           1,799,325
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $7,793,385)                                               $    7,792,407
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $68,788,348)(m)                                           $   68,187,824
===============================================================================

-------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,485,765.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Feb. 28, 2006, the value of foreign securities represented 3.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $1,622,019 or 2.7% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC -- Financial Guaranty Insurance Company
      FSA  -- Financial Security Assurance
      MBIA -- MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2006.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(j) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at Feb. 28, 2006:

                             PRINCIPAL   SETTLEMENT   PROCEEDS
      SECURITY                AMOUNT        DATE     RECEIVABLE      VALUE
      --------------------------------------------------------------------------
      Federal Natl Mtge Assn
        03-01-36 5.50%       $ 100,000    03-13-06    $ 98,547   $       99,063


--------------------------------------------------------------------------------
130  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

-------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
-------------------------------------------------------------------------------

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                          NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS

      U.S. Long Bond, June 2006, 20-year                         $    1,000,000
      U.S. Treasury Note, June 2006, 10-year                          1,200,000

      SALE CONTRACTS

      U.S. Treasury Note, March 2006, 2-year                            200,000
      U.S. Treasury Note, March 2006, 5-year                          2,200,000
      U.S. Treasury Note, June 2006, 5-year                             200,000

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $5,892,648 or 9.7% of net assets.

(m) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $68,788,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $      105,000
      Unrealized depreciation                                          (705,000)
      --------------------------------------------------------------------------
      Net unrealized depreciation                                $     (600,000)
      --------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  131
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Diversified Bond Fund

FEB. 28, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
BONDS (101.2%)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
SOVEREIGN (1.6%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07                    6.00%         15,186,000(c)      $   18,569,337
United Kingdom Treasury
  (British Pound)
    12-07-06                    7.50           7,317,000(c)          13,133,584
                                                                 --------------
Total                                                                31,702,921
-------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (33.6%)

Federal Farm Credit Bank
    10-10-08                    4.25           7,115,000              7,007,073
Federal Home Loan Bank
    05-22-06                    2.88          19,005,000             18,921,454
    01-18-08                    4.63          28,085,000             27,940,081
    02-08-08                    4.63          25,000,000             24,871,425
    04-18-08                    4.13           3,310,000              3,259,493
Federal Home Loan Mtge Corp
    09-15-06                    3.63           9,085,000              9,024,676
    08-17-07                    4.00          24,340,000             24,023,483
    06-15-08                    3.88          33,800,000             33,047,274
    10-15-08                    5.13          15,010,000             15,083,969
    12-19-08                    4.63          11,400,000             11,312,106
    03-18-09                    3.76           5,110,000              4,931,712
    07-12-10                    4.13          30,380,000             29,428,711
Federal Natl Mtge Assn
    04-13-06                    2.15          20,300,000             20,237,681
    01-15-08                    4.63          36,450,000             36,232,262
    10-15-08                    4.50           8,050,000              7,967,351
    02-15-09                    3.25          45,124,000             43,061,833
U.S. Treasury
    11-30-06                    2.88           6,520,000              6,430,604
    06-30-07                    3.63          25,140,000             24,784,495
    11-30-07                    4.25          14,370,000(g)          14,261,664
    01-15-11                    4.25           9,280,000              9,136,438
    02-28-11                    4.50           4,395,000(e)           4,375,429
    02-28-11                    4.50          25,820,000             25,705,024
    11-15-15                    4.50          53,415,000(g)          53,031,052
    02-15-16                    4.50          48,555,000(g)          48,372,919
    08-15-23                    6.25         104,092,000(j)         123,080,670
    02-15-26                    6.00          17,775,000             20,775,918
    02-15-31                    5.38             940,000              1,046,374
                                                                 --------------
Total                                                               647,351,171
-------------------------------------------------------------------------------

ASSET-BACKED (1.7%)

Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                    2.76           1,500,000(d,p)         1,467,995
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
    12-06-10                    4.87           1,800,000              1,792,125
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                    4.29           3,900,000(d,p)         3,763,043

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)

Capital Auto Receivables Asset Trust
  Series 2004-1
    09-15-10                    2.84%     $    2,000,000         $    1,939,133
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                    4.08           3,100,000              3,046,401
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                    4.35           1,600,000              1,574,763
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
    03-10-10                    3.10             300,000                289,032
Countrywide Asset-Backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                    4.92           1,020,000                982,446
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                    3.40           2,500,000(p)           2,474,950
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                    7.82             850,000(d,o)           858,670
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                    6.47             900,000(d,o)           902,166
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09                    2.94           2,500,000              2,448,185
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49           1,815,000              1,776,871
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57           2,755,000              2,753,760
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                    4.72           5,955,000(o)           5,953,141
                                                                 --------------
Total                                                                32,022,681
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (10.0%)(f)

Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    4.88           2,250,000              2,229,376
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
    09-10-47                    5.18           4,775,000              4,757,014
Banc of America Large Loan
  Series 2005-BOCA Cl A1
    12-15-16                    4.69           5,113,737(d,o)         5,114,881
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                    4.74           5,800,000(d,o)         5,802,670

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                    4.00%     $      346,509         $      333,678
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42                    4.57           1,790,000              1,732,938
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                    4.03           2,140,000              2,058,826
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                    4.21           4,492,973              4,398,216
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.16           1,700,000              1,661,750
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                    4.46           5,165,556(d)           5,048,702
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68           3,275,000              3,336,388
CDC Commercial Mtge Trust
  Series 2006-CD2
    01-15-46                    5.42           5,525,000(e)           5,552,576
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15           4,668,963(d)           4,574,169
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
    07-15-44                    5.23           5,250,000              5,253,989
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.23           1,750,000              1,749,557
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    4.97           1,425,000(d,o)         1,425,000
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                    4.49           4,204,995              4,113,306
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                    5.10           1,750,000              1,740,960
Federal Natl Mtge Assn #385683
    02-01-13                    4.83           3,112,902              3,042,334
Federal Natl Mtge Assn #555806
    10-01-13                    5.11             970,371                963,003
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12           5,150,000              4,961,716
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
    06-10-48                    4.77           2,200,000              2,119,711

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
132  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)

GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                    4.59%     $    3,197,557         $    3,150,534
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77           5,625,000(d)           5,498,931
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                    4.55           3,235,000              3,120,070
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                    4.21           3,055,348              2,992,915
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
    06-10-36                    4.76           3,200,000              3,136,000
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88           1,625,000              1,599,038
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96           3,000,000              2,957,540
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                    4.37           3,906,262              3,829,311
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37           3,473,891              3,403,312
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
    07-12-37                    4.39           3,655,568              3,542,464
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26           2,500,000              2,492,899
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13           2,209,742              2,122,137
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97           1,886,536              1,816,946
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
    05-15-41                    5.09           1,000,000                994,084
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18           1,950,000              1,882,692
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33           4,745,473              4,661,336
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.18           4,775,000              4,764,913
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                    5.39           3,590,000              3,612,578
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
    09-15-31                    4.85           3,000,000              2,931,270

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)

COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97%     $    2,200,000         $    2,061,290
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                    4.98           2,100,000              2,095,392
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                    4.58           2,925,000              2,838,294
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                    3.99           3,200,000              3,074,496
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20           3,700,000              3,582,784
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                    4.39           1,818,542              1,795,592
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-30                    4.89           3,350,000              3,306,149
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                    4.22           3,006,672              2,945,759
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27           3,213,516              3,068,421
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34           2,625,000              2,555,213
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59           2,400,000              2,319,096
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23           3,475,000              3,453,745
Morgan Stanley Capital I
  Series 2006-T21 Cl A1
    10-12-52                    4.93           9,211,281              9,151,600
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98           7,185,000              7,455,231
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67           2,744,040              2,622,435
Wachovia Bank Commercial Mtge Trust
  Series 2005-C18 Cl A4
    04-15-42                    4.94           6,650,000              6,471,122
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09           2,975,000              2,942,577
                                                                 --------------
Total                                                               192,218,926
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (39.0%)(f,q)

Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.74%     $    6,383,780(n)      $    6,393,055
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 7A1
    07-25-35                    5.09           1,028,963(n)           1,015,685
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.99           7,425,000(n)           7,476,916
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.96           5,041,279(n)           5,080,349
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-E Cl B1
    06-25-34                    4.03           1,747,492(n)           1,759,847
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-F Cl B1
    07-25-34                    4.13           3,152,183(n)           3,048,508
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                    6.00           3,176,334              3,153,909
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75           2,339,270              2,270,554
Bank of America Alternative Loan Trust
  Series 2004-3 Cl 1A1
    04-25-34                    6.00           5,571,292              5,633,970
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-10 Cl 13A1
    01-25-35                    5.01           4,699,962(n)           4,615,584
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-12 Cl 3A1
    02-25-35                    5.16           3,187,904(n)           3,150,159
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75           2,409,059              2,338,293
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50           4,051,758              4,001,427
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50           4,133,575              4,079,588

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  133
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50%     $    8,013,995         $    7,977,348
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50           3,642,829              3,761,427
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50           2,937,652              2,922,902
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00           7,458,748              7,434,174
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2004-12 Cl 1M
    08-25-34                    4.59           1,994,953(n)           1,936,422
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00           4,957,034(d)           5,136,376
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.42           4,364,905(n)           4,349,715
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-AR5 Cl CB1
    06-25-34                    4.39           2,049,161(n)           1,986,237
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-10 Cl 4A1
    11-25-35                    6.50           6,250,835              6,344,025
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00           7,559,006              7,741,999
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-8 Cl 7A1
    09-25-35                    7.00           8,685,577              8,862,747
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
    11-25-18                    6.00           2,258,488              2,256,337
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38          50,090,319(m)             704,395
Federal Home Loan Mtge Corp #A27373
    10-01-34                    6.50           1,111,966              1,137,852
Federal Home Loan Mtge Corp #B11452
    12-01-18                    6.00           1,638,247              1,666,164

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Home Loan Mtge Corp #C00356
    08-01-24                    8.00%     $      135,980         $      145,680
Federal Home Loan Mtge Corp #C14412
    09-01-28                    6.00           1,516,282              1,535,885
Federal Home Loan Mtge Corp #C53878
    12-01-30                    5.50           1,256,712              1,250,812
Federal Home Loan Mtge Corp #C59161
    10-01-31                    6.00           3,447,238              3,487,947
Federal Home Loan Mtge Corp #C79930
    06-01-33                    5.50           3,205,820              3,185,484
Federal Home Loan Mtge Corp #C80198
    08-01-24                    8.00              78,516                 84,117
Federal Home Loan Mtge Corp #C80253
    01-01-25                    9.00              69,218                 76,019
Federal Home Loan Mtge Corp #C90767
    12-01-23                    6.00           5,165,780              5,248,869
Federal Home Loan Mtge Corp #D95319
    03-01-22                    6.00             502,087                510,465
Federal Home Loan Mtge Corp #D96300
    10-01-23                    5.50             399,170                399,473
Federal Home Loan Mtge Corp #E01127
    02-01-17                    6.50           3,495,086              3,581,668
Federal Home Loan Mtge Corp #E01419
    05-01-18                    5.50           1,785,094              1,793,016
Federal Home Loan Mtge Corp #E96516
    05-01-13                    4.50           1,572,636              1,529,943
Federal Home Loan Mtge Corp #E97591
    06-01-18                    5.50             409,795                411,742
Federal Home Loan Mtge Corp #E98725
    08-01-18                    5.00           5,593,786              5,533,150
Federal Home Loan Mtge Corp #E99684
    10-01-18                    5.00           4,525,346              4,475,530
Federal Home Loan Mtge Corp #G01108
    04-01-30                    7.00           2,774,690              2,871,447
Federal Home Loan Mtge Corp #G01427
    12-01-31                    6.50             755,022                774,122
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00             631,704                642,205
Federal Home Loan Mtge Corp #G10198
    05-01-07                    9.00              17,297                 17,487
Federal Home Loan Mtge Corp #G30225
    02-01-23                    6.00           6,347,599              6,453,516
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    01-15-18                    6.50           2,332,597              2,425,153
    06-15-20                    8.00              11,554                 11,524
    03-15-22                    7.00           1,324,198              1,322,206
    10-15-27                    5.00          13,400,000             13,218,594
    06-15-28                    5.00           8,400,000              8,284,363
    12-15-28                    5.50           4,175,000              4,169,013
    02-15-33                    5.50           5,584,479              5,598,786
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
    02-15-14                   17.16           1,467,127(m)              79,944
    10-15-22                   14.56           4,726,516(m)             264,631

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn
    03-01-21                    5.00%     $    9,205,000(e)      $    9,081,303
    03-01-21                    5.50          15,000,000(e)          15,065,625
    03-01-21                    6.00          11,000,000(e)          11,209,682
    03-01-36                    6.00          56,000,000(e)          56,507,471
    03-01-36                    6.50          16,700,000(e)          17,096,625
    04-01-36                    6.00          19,040,000(e)          19,206,600
Federal Natl Mtge Assn #125032
    11-01-21                    8.00              29,931                 31,959
Federal Natl Mtge Assn #125474
    02-01-27                    7.50             840,226                881,308
Federal Natl Mtge Assn #190764
    09-01-07                    8.50              46,136                 46,138
Federal Natl Mtge Assn #190899
    04-01-23                    8.50             359,693                383,688
Federal Natl Mtge Assn #190988
    06-01-24                    9.00             388,457                418,248
Federal Natl Mtge Assn #253883
    08-01-16                    6.00             800,214                816,034
Federal Natl Mtge Assn #254224
    02-01-17                    7.00           1,227,036              1,265,823
Federal Natl Mtge Assn #254560
    11-01-32                    5.00           3,645,703              3,556,043
Federal Natl Mtge Assn #254675
    01-01-23                    6.50             172,314                177,633
Federal Natl Mtge Assn #254906
    10-01-18                    4.50           5,995,823              5,839,436
Federal Natl Mtge Assn #254916
    09-01-23                    5.50           4,986,838              4,986,930
Federal Natl Mtge Assn #255788
    06-01-15                    5.50           6,251,680              6,298,009
Federal Natl Mtge Assn #303727
    02-01-11                    6.00             129,992                132,204
Federal Natl Mtge Assn #442411
    11-01-28                    6.50           1,681,727              1,729,664
Federal Natl Mtge Assn #445254
    12-01-13                    5.50           2,493,945              2,510,375
Federal Natl Mtge Assn #446964
    10-01-28                    6.00           3,827,082              3,872,521
Federal Natl Mtge Assn #450370
    01-01-29                    6.50           2,042,072              2,100,281
Federal Natl Mtge Assn #484820
    04-01-14                    5.50              16,005                 16,110
Federal Natl Mtge Assn #50553
    04-01-22                    8.00             109,634                117,175
Federal Natl Mtge Assn #510587
    08-01-29                    7.00             148,571                153,940
Federal Natl Mtge Assn #545339
    11-01-31                    6.50             124,035                128,277
Federal Natl Mtge Assn #545342
    04-01-13                    7.00           1,816,639              1,846,679
Federal Natl Mtge Assn #545869
    07-01-32                    6.50           1,695,276              1,745,762
Federal Natl Mtge Assn #545885
    08-01-32                    6.50           3,696,813              3,801,951

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
134  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #545910
    08-01-17                    6.00%     $    2,022,266         $    2,065,430
Federal Natl Mtge Assn #555375
    04-01-33                    6.00          11,050,674             11,227,202
Federal Natl Mtge Assn #555376
    04-01-18                    4.50             243,134                236,792
Federal Natl Mtge Assn #555458
    05-01-33                    5.50          13,010,602             12,921,219
Federal Natl Mtge Assn #555734
    07-01-23                    5.00           3,752,722              3,680,954
Federal Natl Mtge Assn #555740
    08-01-18                    4.50           2,166,911              2,110,283
Federal Natl Mtge Assn #576603
    03-01-15                    6.00           3,845,623              3,921,002
Federal Natl Mtge Assn #606882
    10-01-31                    7.00             576,530                597,001
Federal Natl Mtge Assn #609621
    11-01-31                    7.00           2,918,319              3,021,943
Federal Natl Mtge Assn #617746
    08-01-32                    6.50             251,858                258,391
Federal Natl Mtge Assn #626720
    01-01-17                    6.00             200,158                204,115
Federal Natl Mtge Assn #630599
    05-01-32                    7.00           3,921,177              4,057,655
Federal Natl Mtge Assn #634367
    03-01-17                    6.50           1,230,874              1,262,961
Federal Natl Mtge Assn #646938
    06-01-32                    7.00           1,803,119              1,865,877
Federal Natl Mtge Assn #647549
    08-01-17                    6.00           1,745,147              1,779,648
Federal Natl Mtge Assn #650159
    10-01-32                    6.50           2,950,325              3,049,605
Federal Natl Mtge Assn #652600
    02-01-18                    5.50           7,167,319              7,205,611
Federal Natl Mtge Assn #667604
    10-01-32                    5.50           6,618,402              6,570,827
Federal Natl Mtge Assn #667721
    03-01-33                    6.00           2,417,004              2,447,327
Federal Natl Mtge Assn #667787
    02-01-18                    5.50             988,524                993,558
Federal Natl Mtge Assn #669925
    09-01-17                    6.50           2,744,787              2,827,319
Federal Natl Mtge Assn #670382
    09-01-32                    6.00           6,754,647              6,829,477
Federal Natl Mtge Assn #670387
    08-01-32                    7.00             964,360                998,624
Federal Natl Mtge Assn #672289
    12-01-17                    5.50             572,248                575,636
Federal Natl Mtge Assn #678028
    09-01-17                    6.00             609,451                621,500
Federal Natl Mtge Assn #683116
    02-01-33                    6.00             349,889                353,765
Federal Natl Mtge Assn #684585
    02-01-33                    5.50             600,781                597,283
Federal Natl Mtge Assn #684586
    03-01-33                    6.00           2,129,329              2,158,391

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #684601
    03-01-33                    6.00%     $    1,360,858         $    1,383,018
Federal Natl Mtge Assn #687051
    01-01-33                    6.00           6,083,205              6,139,715
Federal Natl Mtge Assn #687736
    02-01-33                    5.50           3,157,958              3,135,590
Federal Natl Mtge Assn #688691
    03-01-33                    5.50             700,745                695,781
Federal Natl Mtge Assn #689093
    07-01-28                    5.50           1,821,196              1,810,122
Federal Natl Mtge Assn #694316
    03-01-18                    5.50           1,980,226              1,992,493
Federal Natl Mtge Assn #694546
    03-01-33                    5.50           2,211,813              2,196,146
Federal Natl Mtge Assn #694628
    04-01-33                    5.50           2,604,795              2,591,187
Federal Natl Mtge Assn #694795
    04-01-33                    5.50           3,319,658              3,302,052
Federal Natl Mtge Assn #694988
    03-01-33                    5.50           6,787,761              6,745,290
Federal Natl Mtge Assn #695202
    03-01-33                    6.50           2,433,440              2,493,127
Federal Natl Mtge Assn #695220
    04-01-33                    5.50             176,111                174,863
Federal Natl Mtge Assn #705096
    06-01-18                    5.00             565,684                559,405
Federal Natl Mtge Assn #709901
    06-01-18                    5.00           3,233,085              3,197,768
Federal Natl Mtge Assn #711501
    05-01-33                    5.50           1,554,316              1,545,169
Federal Natl Mtge Assn #720006
    07-01-33                    5.50           4,519,288              4,487,277
Federal Natl Mtge Assn #720378
    06-01-18                    4.50           4,038,731              3,933,390
Federal Natl Mtge Assn #723687
    08-01-28                    5.50           2,472,824              2,457,787
Federal Natl Mtge Assn #725232
    03-01-34                    5.00          13,864,924             13,520,346
Federal Natl Mtge Assn #725284
    11-01-18                    7.00             155,088                159,566
Federal Natl Mtge Assn #725425
    04-01-34                    5.50          17,150,819             17,029,336
Federal Natl Mtge Assn #725684
    05-01-18                    6.00           6,276,774              6,401,084
Federal Natl Mtge Assn #725719
    07-01-33                    4.84           3,524,776(n)           3,448,289
Federal Natl Mtge Assn #725737
    08-01-34                    4.54           3,396,046(n)           3,366,432
Federal Natl Mtge Assn #725813
    12-01-33                    6.50           9,056,512              9,278,650
Federal Natl Mtge Assn #726940
    08-01-23                    5.50              71,120                 70,680
Federal Natl Mtge Assn #730153
    08-01-33                    5.50             662,293                657,602
Federal Natl Mtge Assn #730231
    08-01-23                    5.50           7,451,300              7,451,438

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #731075
    07-01-18                    5.50%     $      160,738         $      161,702
Federal Natl Mtge Assn #731417
    09-01-18                    5.50           1,963,968              1,975,700
Federal Natl Mtge Assn #732094
    08-01-18                    5.50             126,981                127,773
Federal Natl Mtge Assn #735057
    01-01-19                    4.50           5,001,728              4,871,269
Federal Natl Mtge Assn #735160
    12-01-34                    4.34           2,168,909(n)           2,108,548
Federal Natl Mtge Assn #737330
    09-01-18                    5.50           1,567,453              1,576,423
Federal Natl Mtge Assn #742840
    10-01-18                    5.50           1,396,344              1,404,792
Federal Natl Mtge Assn #743262
    10-01-18                    5.00           3,182,717              3,147,500
Federal Natl Mtge Assn #743455
    10-01-18                    5.50           5,336,055              5,366,503
Federal Natl Mtge Assn #747584
    11-01-28                    5.50           4,462,181              4,435,047
Federal Natl Mtge Assn #753919
    12-01-33                    4.94           3,789,900(n)           3,710,461
Federal Natl Mtge Assn #756844
    02-01-19                    5.00           2,554,352              2,522,773
Federal Natl Mtge Assn #759342
    01-01-34                    6.50             949,994                982,257
Federal Natl Mtge Assn #761031
    01-01-34                    5.00             540,389                525,084
Federal Natl Mtge Assn #765758
    02-01-19                    5.00           3,055,597              3,020,704
Federal Natl Mtge Assn #765760
    02-01-19                    5.00             318,354                314,719
Federal Natl Mtge Assn #776962
    04-01-29                    5.00           9,667,457              9,393,652
Federal Natl Mtge Assn #776987
    04-01-29                    5.00             327,367                318,095
Federal Natl Mtge Assn #790759
    09-01-34                    4.81           3,047,027(n)           3,010,103
Federal Natl Mtge Assn #793188
    07-01-34                    6.50           4,033,666              4,131,095
Federal Natl Mtge Assn #811925
    04-01-35                    4.92           4,207,955(n)           4,173,807
Federal Natl Mtge Assn #821378
    05-01-35                    5.04           4,164,631(n)           4,147,618
Federal Natl Mtge Assn #837258
    09-01-35                    4.92           2,423,011(n)           2,395,364
Federal Natl Mtge Assn #845070
    12-01-35                    5.10           4,668,329(n)           4,632,371
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
    12-25-26                    8.00           1,893,384              2,007,999
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
    12-25-12                   13.29           1,082,685(m)              42,672
    12-25-22                    8.27           1,933,800(m)             278,535
    12-25-31                    9.42           2,102,573(m)             342,316

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  135
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA2 Cl 2A1
    04-25-35                    5.41%     $    3,403,621(o)      $    3,413,492
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA3 Cl 3A1
    05-25-35                    5.39           3,589,621(o)           3,578,063
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA4 Cl B1
    06-25-34                    5.37           2,471,797              2,493,647
Govt Natl Mtge Assn #604708
    10-15-33                    5.50           4,419,958              4,437,239
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
    08-20-32                   16.68           3,990,959(m)             636,768
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                   20.00             920,606(m)              89,428
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3 Cl B1
    05-19-34                    4.39           2,337,681(n)           2,273,139
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    4.91           6,965,938(n)           6,962,876
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                    4.50         103,714,769(m)           1,134,380
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR25 Cl 1A21
    12-25-35                    5.90           6,120,863(n)           6,157,923
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR3 Cl 3A1
    04-25-35                    5.32           2,008,011(n)           1,992,077
Master Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    07-25-34                    4.40           2,533,512(n)           2,490,974
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00           4,043,384              4,000,423
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00           2,689,154              2,638,302

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00%     $    3,687,788         $    3,618,199
Sequoia Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl A2
    02-25-36                    6.21           7,375,000              7,411,632
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3AC Cl B1
    03-25-34                    4.93           3,202,456(n)           3,167,229
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    05-25-34                    4.60           2,363,994(n)           2,303,310
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50           7,405,945              7,272,341
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Certificates
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                    7.10          40,936,892(m)             466,936
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.07           4,425,000(n)           4,292,594
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50           2,605,733              2,489,022
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB4 Cl 22A
    12-25-19                    6.00           1,704,246              1,717,666
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    4.77           3,596,666(n)           3,596,658
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR8 Cl 2AB1
    07-25-45                    4.83           5,764,974(n)           5,767,364
Washington Mutual
  Series 2004-CB3 Cl 4A
    10-25-19                    6.00           3,533,645              3,592,172
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00           9,929,838              9,491,038
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50           6,985,363              6,876,217

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)

Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR1 Cl 1A1
    02-25-35                    4.55%     $    5,774,092(n)      $    5,677,722
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR16 Cl 6A3
    10-25-35                    5.00           4,711,558(n)           4,636,597
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR4 Cl B1
    04-25-35                    4.57           1,765,920(n)           1,700,263
                                                                 --------------
Total                                                               750,805,821
-------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)

DRS Technologies
    02-01-16                    6.63           1,310,000              1,316,550
L-3 Communications
    06-15-12                    7.63             980,000              1,031,450
                                                                 --------------
Total                                                                 2,348,000
-------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)

DaimlerChrysler NA Holding
    11-15-13                    6.50           1,565,000              1,615,534
GMAC
    08-28-07                    6.13           1,950,000              1,857,406
                                                                 --------------
Total                                                                 3,472,940
-------------------------------------------------------------------------------

BANKING (1.0%)

Banknorth Group
  Sr Nts
    05-01-08                    3.75           3,405,000              3,312,452
HSBC Bank USA
  Sub Nts
    08-15-35                    5.63           7,010,000              6,886,063
Sovereign Bank
  Sub Nts
    03-15-13                    5.13           1,210,000              1,181,944
Washington Mutual Bank
  Sub Nts
    08-15-14                    5.65           7,300,000              7,358,765
                                                                 --------------
Total                                                                18,739,224
-------------------------------------------------------------------------------

CHEMICALS (0.1%)

Airgas
    10-01-11                    9.13             800,000                849,000
MacDermid
    07-15-11                    9.13             290,000                305,950
                                                                 --------------
Total                                                                 1,154,950
-------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.4%)

Tyco Intl Group
    02-15-11                    6.75           7,605,000(c)           7,978,253
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
136  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ELECTRIC (2.2%)

Aquila Canada Finance
    06-15-11                    7.75%     $    1,290,000(c)      $    1,331,925
CMS Energy
  Sr Nts
    01-15-09                    7.50             860,000                887,950
Consumers Energy
  1st Mtge
    02-15-17                    5.15           3,130,000              3,001,169
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80           3,475,000              3,426,833
Dayton Power & Light
  1st Mtge
    10-01-13                    5.13           4,070,000(j)           4,016,614
Detroit Edison
  1st Mtge
    10-01-37                    5.70           2,085,000              2,052,772
Dominion Resources
  Sr Unsecured
  Series C
    07-15-15                    5.15           3,145,000              3,021,235
DPL
  Sr Nts
    09-01-11                    6.88           1,841,000              1,932,538
Exelon
    06-15-10                    4.45           3,240,000              3,123,331
IPALCO Enterprises
  Secured
    11-14-08                    8.38             265,000                282,556
    11-14-11                    8.63           1,765,000              1,954,738
Metropolitan Edison
  Sr Nts
    03-15-10                    4.45           2,200,000              2,121,178
Mirant North America LLC
  Sr Nts
    12-31-13                    7.38             260,000(d)             266,825
Nevada Power
    03-15-16                    5.95             230,000(d)             230,863
NRG Energy
  Sr Nts
    02-01-14                    7.25           1,150,000              1,178,750
    02-01-16                    7.38             550,000                566,500
Ohio Edison
    06-15-09                    5.65           4,485,000(d)           4,505,899
Ohio Edison
  Sr Nts
    05-01-15                    5.45             785,000                778,414
Pacific Gas & Electric
    03-01-34                    6.05           2,010,000              2,077,295
PacifiCorp
  1st Mtge
    06-15-35                    5.25           1,760,000              1,646,031
PSI Energy
    10-15-35                    6.12           4,300,000              4,396,630
                                                                 --------------
Total                                                                42,800,046
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
ENTERTAINMENT (0.1%)

United Artists Theatre Circuit
    07-01-15                    9.30%     $    2,607,158         $    2,581,087
-------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.5%)

Cadbury Schweppes US Finance LLC
    10-01-08                    3.88           3,100,000(d)           2,990,496
Cott Beverages USA
    12-15-11                    8.00             555,000                570,263
Kraft Foods
    06-01-12                    6.25          13,215,000             13,825,559
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63          10,810,000             10,912,695
                                                                 --------------
Total                                                                28,299,013
-------------------------------------------------------------------------------

GAMING (0.3%)

Caesars Entertainment
  Sr Nts
    04-15-13                    7.00           1,710,000              1,809,500
MGM MIRAGE
    10-01-09                    6.00             355,000                352,338
    07-15-15                    6.63           1,550,000              1,555,813
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88             370,000                356,125
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13             290,000                287,463
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                    8.00             380,000                399,475
Station Casinos
  Sr Nts
    04-01-12                    6.00             530,000                530,000
Station Casinos
  Sr Sub Nts
    03-01-16                    6.88           1,090,000              1,109,075
                                                                 --------------
Total                                                                 6,399,789
-------------------------------------------------------------------------------

GAS PIPELINES (0.4%)

ANR Pipeline
    03-15-10                    8.88             880,000                940,342
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95             295,000                291,009
    11-15-15                    6.80             645,000(d)             670,800
Copano Energy LLC
  Sr Nts
    03-01-16                    8.13             170,000(d)             176,800
Kinder Morgan Finance
    01-05-16                    5.70           3,335,000(d)           3,335,454
Pacific Energy Partners LP/Finance
    09-15-15                    6.25             445,000                442,775
Southern Natural Gas
    03-15-10                    8.88             410,000                438,545
Southern Star Central
  Secured
    08-01-10                    8.50             420,000                448,350

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
GAS PIPELINES (CONT.)

Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00%     $      910,000         $      955,500
Williams
  Sr Nts
    07-15-19                    7.63             455,000                500,500
                                                                 --------------
Total                                                                 8,200,075
-------------------------------------------------------------------------------

HEALTH CARE (1.0%)

Cardinal Health
    06-15-15                    4.00           8,935,000              7,994,217
    12-15-17                    5.85           2,370,000              2,399,966
HCA
  Sr Nts
    03-15-14                    5.75             595,000                568,935
Omnicare
  Sr Sub Nts
    12-15-13                    6.75           1,080,000              1,098,900
    12-15-15                    6.88             430,000                438,600
Triad Hospitals
  Sr Nts
    05-15-12                    7.00             780,000                795,600
WellPoint
    01-15-11                    5.00           5,270,000              5,202,549
                                                                 --------------
Total                                                                18,498,767
-------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.2%)

Chesapeake Energy
    08-15-17                    6.50           1,335,000              1,343,344
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25             995,000                975,100
Newfield Exploration
  Sr Nts
    03-01-11                    7.63           1,500,000              1,616,250
Newfield Exploration
  Sr Sub Nts
    08-15-12                    8.38             270,000                289,575
Plains Exploration & Production
  Sr Nts
    06-15-14                    7.13             400,000                417,000
                                                                 --------------
Total                                                                 4,641,269
-------------------------------------------------------------------------------

INTEGRATED ENERGY (--%)

Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50              80,000                 84,000
-------------------------------------------------------------------------------

LODGING (--%)

ITT
    11-15-15                    7.38             875,000                949,375
-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  137
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
MEDIA CABLE (1.3%)

Comcast
    03-15-11                    5.50%     $    7,550,000         $    7,527,954
    03-15-16                    5.90           6,645,000              6,673,723
    03-15-16                    5.90           9,265,000(e)           9,305,047
DIRECTV Holdings LLC/Financing
  Sr Nts
    03-15-13                    8.38             320,000                344,800
Videotron Ltee
    01-15-14                    6.88             255,000(c)             260,738
    12-15-15                    6.38             240,000(c)             237,600
                                                                 --------------
Total                                                                24,349,862
-------------------------------------------------------------------------------

MEDIA NON CABLE (0.5%)

Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50             335,000                355,100
Gray Television
    12-15-11                    9.25              25,000                 26,594
Lamar Media
    01-01-13                    7.25             335,000                345,469
News America
    12-15-35                    6.40           8,415,000(d)           8,467,812
Radio One
  Series B
    07-01-11                    8.88             535,000                561,750
Sun Media
    02-15-13                    7.63             400,000(c)             412,500
                                                                 --------------
Total                                                                10,169,225
-------------------------------------------------------------------------------

METALS (0.1%)

Peabody Energy
  Series B
    03-15-13                    6.88             970,000                996,675
-------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)

Pride Intl
  Sr Nts
    07-15-14                    7.38             250,000                266,875
-------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)

Residential Capital
  Sr Unsecured
    06-30-10                    6.38          11,065,000             11,172,397
-------------------------------------------------------------------------------

OTHER INDUSTRY (--%)

ARAMARK Services
    12-01-06                    7.10             500,000                505,982
-------------------------------------------------------------------------------

PACKAGING (--%)

Plastipak Holdings
  Sr Nts
    12-15-15                    8.50              70,000(d)              72,275
-------------------------------------------------------------------------------

PAPER (--%)

Crown Americas LLC/Capital
  Sr Nts
    11-15-15                    7.75             580,000(d)             604,650
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
PHARMACEUTICALS (0.2%)

AmerisourceBergen
    09-15-15                    5.88%     $      885,000(d)      $      890,620
Merck & Co
    03-01-15                    4.75           2,440,000              2,336,527
                                                                 --------------
Total                                                                 3,227,147
-------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)

Marsh & McLennan Companies
  Sr Unsecured
    09-15-15                    5.75           2,050,000              2,050,103
-------------------------------------------------------------------------------

RETAILERS (0.7%)

CVS
    09-15-09                    4.00           1,995,000              1,912,110
    09-15-14                    4.88           5,455,000              5,217,997
Flooring America
  Series B
    10-15-07                    9.25             185,000(b,i,k)              --
May Department Stores
    07-15-34                    6.70           5,660,000              6,050,958
                                                                 --------------
Total                                                                13,181,065
-------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)

ERAC USA Finance
    05-01-15                    5.60           2,275,000(d)           2,258,943
    11-15-15                    5.90             840,000(d)             852,247
Greater Beijing First Expressways
  Sr Nts
    06-15-07                    9.50           2,290,000(b,c,i,k)            --
Hertz
  Sr Nts
    01-01-14                    8.88             460,000(d)             480,700
                                                                 --------------
Total                                                                 3,591,890
-------------------------------------------------------------------------------

WIRELESS (0.3%)

Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95           3,720,000              3,739,147
US Cellular
  Sr Nts
    12-15-33                    6.70           2,980,000              3,003,277
                                                                 --------------
Total                                                                 6,742,424
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------
                             COUPON         PRINCIPAL
ISSUER                        RATE            AMOUNT                VALUE(a)
WIRELINES (3.8%)

Qwest
    03-15-12                    8.88%     $      655,000         $      733,600
Qwest
  Sr Nts
    06-15-15                    7.63             450,000                482,625
Sprint Capital
    01-30-11                    7.63           5,855,000              6,401,576
    11-15-28                    6.88           4,895,000              5,333,778
Telecom Italia Capital
    11-15-33                    6.38           9,290,000(c)           9,191,182
TELUS
    06-01-11                    8.00          16,540,000(c)          18,454,571
Verizon Pennsylvania
  Series A
    11-15-11                    5.65          33,728,000             33,632,550
                                                                 --------------
Total                                                                74,229,882
-------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,969,307,146)                                           $1,951,408,760
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (12.3%)(h)
-------------------------------------------------------------------------------
                                              AMOUNT
                            EFFECTIVE       PAYABLE AT
ISSUER                        YIELD          MATURITY               VALUE(a)
COMMERCIAL PAPER

Amsterdam Funding
    03-10-06                    4.52%     $   10,000,000(l)      $    9,987,473
Bryant Park Funding LLC
    03-07-06                    4.52          21,500,000(l)          21,481,104
    03-16-06                    4.53          30,000,000(l)          29,939,734
Chesham Finance LLC
    03-01-06                    4.59          26,100,000             26,096,672
Nieuw Amsterdam
    03-14-06                    4.52          15,000,000(l)          14,973,692
Park Avenue Receivables
    03-16-06                    4.52          30,000,000(l)          29,939,867
Ranger Funding LLC
    03-20-06                    4.53          30,000,000(l)          29,924,667
Sheffield Receivable
    03-01-06                    4.51          25,000,000(l)          24,996,868
Solitaire Funding LLC
    03-13-06                    4.53          19,900,000(l)          19,867,483
Thames Asset Global Securitization #1
    03-13-06                    4.53          30,000,000(l)          29,951,034
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $237,188,442)                                             $  237,158,594
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,206,495,588)(r)                                        $2,188,567,354
===============================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
138  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Feb. 28, 2006, the value of foreign securities represented 3.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $65,396,987 or 3.4% of net assets.

(e) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $147,296,230.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(h) Cash collateral received from security lending activity is invested in short-term securities and represents 5.7% of net assets. See Note 6 to the financial statements. 6.6% of net assets is the Fund's cash equivalent position.

(i)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

                                        ACQUISITION
      SECURITY                            DATES                       COST
      --------------------------------------------------------------------------
      Flooring America
        9.25% Series B 2007        10-09-97 thru 12-17-02        $      205,934
      Greater Beijing First Expressways
        9.50% Sr Nts 2007          06-12-97 thru 11-03-98               380,438

(j) Partially pledged as initial deposit on the following open interest rate futures contracts: (see Note 7 to the financial statements):

      TYPE OF SECURITY                                          NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS

      U.S. Long Bond, June 2006, 20-year                         $   22,800,000

      SALE CONTRACTS

      U.S. Treasury Note, March 2006, 2-year                          6,000,000
      U.S. Treasury Note, March 2006, 5-year                         26,600,000
      U.S. Treasury Note, March 2006, 10-year                         7,600,000
      U.S. Treasury Note, June 2006, 5-year                           5,400,000

(k)   Negligible market value.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $211,061,922 or 10.9% of net assets.

(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2006.

(n) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(o) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(p) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC  --  Financial Guaranty Insurance Company
      FSA   --  Financial Security Assurance
      MBIA  --  MBIA Insurance Corporation


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  139
--------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
-------------------------------------------------------------------------------

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Feb. 28, 2006:

                             PRINCIPAL   SETTLEMENT   PROCEEDS
      SECURITY                AMOUNT        DATE     RECEIVABLE      VALUE
      --------------------------------------------------------------------------
      Federal Natl Mtge Assn
        04-01-35 5.00%      $ 7,000,000   04-12-06  $ 6,772,500  $    6,792,184
        03-01-36 5.50        11,000,000   03-13-06   10,840,156      10,896,875

(r) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $2,206,496,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $    7,810,000
      Unrealized depreciation                                       (25,739,000)
      --------------------------------------------------------------------------
      Net unrealized depreciation                                $  (17,929,000)
      --------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
140  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Diversified Equity Income Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (2.6%)
Goodrich                                         286,900             $   12,003,896
Honeywell Intl                                   678,300                 27,776,385
United Technologies                              330,400                 19,328,400
                                                                     --------------
Total                                                                    59,108,681
-----------------------------------------------------------------------------------

AIRLINES (1.2%)
AMR                                              982,100(b,d)            24,650,710
Continental Airlines Cl B                        142,500(b)               3,320,250
                                                                     --------------
Total                                                                    27,970,960
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Ballard Power Systems                            316,300(b,c,d)           1,929,430
Dana                                             242,000                    425,920
                                                                     --------------
Total                                                                     2,355,350
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Ameron Intl                                        1,933                    114,820
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.0%)
Bank of New York                                 482,950                 16,536,208
Lehman Brothers Holdings                          57,900                  8,450,505
Merrill Lynch & Co                               186,600                 14,407,386
Morgan Stanley                                   105,400                  6,288,164
                                                                     --------------
Total                                                                    45,682,263
-----------------------------------------------------------------------------------

CHEMICALS (2.2%)
Air Products & Chemicals                         106,100                  6,807,376
Cabot 48,700                                   1,802,874
Dow Chemical                                     526,100                 22,638,083
EI du Pont de  Nemours & Co                      376,530                 15,151,567
Olin                                             204,107                  4,288,288
                                                                     --------------
Total                                                                    50,688,188
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.3%)
Bank of America                                  864,800                 39,651,080
US Bancorp                                       312,600                  9,662,466
Wachovia                                         298,000                 16,708,860
Wells Fargo & Co                                 158,300                 10,162,860
                                                                     --------------
Total                                                                    76,185,266
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Avery Dennison                                    34,300                  2,058,000
Cendant                                          664,627                 11,046,101
PHH                                               28,565(b)                 816,673
Pitney Bowes                                     105,800                  4,521,892
RR Donnelley & Sons                              284,500                  9,576,270
Waste Management                                 304,300                 10,121,018
                                                                     --------------
Total                                                                    38,139,954
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.1%)
CBS Cl B                                         128,000                  3,130,880
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard                                  753,200                 24,712,492
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

CONSTRUCTION & ENGINEERING (3.2%)
Fluor                                            204,143             $   17,617,541
Insituform  Technologies Cl A                    104,500(b)               2,812,095
McDermott Intl                                 1,017,600(b)              52,457,280
                                                                     --------------
Total                                                                    72,886,916
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.6%)
CEMEX ADR                                        247,602(c)              15,291,900
Hanson ADR                                       351,200(c)              21,402,128
                                                                     --------------
Total                                                                    36,694,028
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Capital One Financial                            112,400                  9,846,240
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Packaging Corp of America                        192,700                  4,395,487
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
Citigroup                                      1,464,700                 67,918,139
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.7%)
AT&T                                           1,950,520                 53,814,846
BellSouth                                        781,474                 24,678,949
BT Group                                       3,946,740(c)              14,233,552
Sprint Nextel                                  1,074,361                 25,816,895
Telefonos de  Mexico ADR Cl L                  1,556,980(c)              34,860,782
Verizon Communications                           726,938                 24,497,811
                                                                     --------------
Total                                                                   177,902,835
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
Cooper Inds Cl A                                 121,400                 10,161,180
Energy Conversion Devices                         91,400(b)               4,282,090
FuelCell Energy                                  163,000(b,d)             1,814,190
Hubbell Cl B                                      60,795                  2,825,144
Plug Power                                       271,200(b)               1,380,408
Rockwell Automation                              193,900                 13,218,163
                                                                     --------------
Total                                                                    33,681,175
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (8.6%)
Baker Hughes                                     600,800                 40,836,376
GlobalSantaFe                                    361,500                 20,005,410
Halliburton                                      862,883                 58,676,044
Schlumberger                                     372,600                 42,849,000
Tidewater                                        659,900                 34,479,775
                                                                     --------------
Total                                                                   196,846,605
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland                           539,200                 17,103,424
-----------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
NiSource                                         429,500                  8,817,635
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
CIGNA                                             70,700                  8,678,425
Tenet Healthcare                                 835,700(b)               6,593,673
                                                                     --------------
Total                                                                    15,272,098
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HOTELS, RESTAURANTS & LEISURE (1.0%)
Royal Caribbean Cruises                          392,300               $ 17,284,738
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Whirlpool                                        220,300                 19,780,737
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.0%)

3M                                               255,700                 18,816,963
General Electric                               1,251,008                 41,120,633
Textron                                          232,200                 20,459,142
Tomkins ADR                                      461,500(c)              10,822,175
                                                                     --------------
Total                                                                    91,218,913
-----------------------------------------------------------------------------------

INSURANCE (12.2%)
ACE                                              822,800(c)              45,854,645
Allstate                                         108,032                  5,917,993
American Intl Group                              183,340                 12,166,442
Aon                                              565,100                 22,383,611
Axis Capital Holdings                            395,700(c)              12,250,872
Endurance Specialty  Holdings                    351,800(c)              11,081,700
Hartford Financial  Services Group                64,700                  5,329,986
Jefferson-Pilot                                  189,000                 11,387,250
Lincoln Natl                                     189,500                 10,757,915
Loews                                            268,300                 24,753,358
Marsh & McLennan  Companies                      793,698                 24,533,205
Montpelier Re Holdings                           651,510(c)              11,232,032
Safeco                                           270,100                 13,912,851
St Paul Travelers Companies                      457,800                 19,676,244
Torchmark                                        186,700                 10,206,889
UnumProvident                                     85,900                  1,777,271
XL Capital Cl A                                  554,100(c)              37,429,455
                                                                     --------------
Total                                                                   280,651,719
-----------------------------------------------------------------------------------

IT SERVICES (1.5%)
Computer Sciences                                213,300(b)              11,590,722
Electronic Data Systems                          878,489                 23,455,656
                                                                     --------------
Total                                                                    35,046,378
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Eastman Kodak                                    496,057(d)              13,914,399
-----------------------------------------------------------------------------------

MACHINERY (10.6%)
Caterpillar                                    1,270,300                 92,833,523
Crane                                            309,900                 11,928,051
Deere & Co                                       374,984                 28,600,030
Eaton                                            339,374                 23,644,187
Illinois Tool Works                              295,990                 25,407,782
Ingersoll-Rand Cl A                              871,751(c)              35,767,943
Parker Hannifin                                  321,500                 25,131,655
                                                                     --------------
Total                                                                   243,313,171
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 141
--------------------------------------------------------------------------------

RiverSource VP - Diversified Equity Income Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
MEDIA (0.9%)
Gannett                                          146,600             $    9,112,656
Time Warner                                      417,900                  7,233,849
Viacom Cl B                                      128,300(b)               5,126,868
                                                                     --------------
Total                                                                    21,473,373
-----------------------------------------------------------------------------------

METALS & MINING (1.0%)
Alcoa                                            509,400                 14,935,608
Compass Minerals Intl                            184,743                  4,609,338
Freeport-McMoRan  Copper & Gold Cl B              46,400                  2,349,232
                                                                     --------------
Total                                                                    21,894,178
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
JC Penney                                        110,800                  6,497,312
-----------------------------------------------------------------------------------

OIL & GAS (7.5%)
Anadarko Petroleum                                57,300                  5,681,868
BP ADR                                           124,800(c)               8,289,216
Chevron                                          622,818                 35,176,749
ConocoPhillips                                   220,200                 13,423,392
Kerr-McGee                                        67,452                  6,590,060
Marathon Oil                                     461,300                 32,567,780
Petroleo Brasileiro ADR                          463,200(c)              40,548,529
Pioneer Natural Resources                        204,500                  8,607,405
Repsol YPF ADR                                   303,600(c)               8,503,836
Total ADR                                        104,400(c)              13,167,972
                                                                     --------------
Total                                                                   172,556,807
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.8%)
Abitibi-Consolidated                             736,400(c)               2,570,036
Intl Paper                                       620,500                 20,333,785
MeadWestvaco                                     145,800                  4,056,156
Weyerhaeuser                                     216,700                 14,798,443
Total                                                                    41,758,420
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

PHARMACEUTICALS (4.7%)
Abbott Laboratories                              253,600             $   11,204,048
Bristol-Myers Squibb                             415,200                  9,591,120
Merck & Co                                       449,200                 15,659,112
Pfizer                                         2,492,630                 65,281,980
Wyeth                                            134,100                  6,678,180
                                                                     --------------
Total                                                                   108,414,440
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.1%)
Rayonier                                          73,150                  3,152,765
Starwood Hotels &  Resorts Worldwide Unit        106,500                  6,762,750
                                                                     --------------
Total                                                                     9,915,515
-----------------------------------------------------------------------------------

ROAD & RAIL (2.0%)
Burlington Northern  Santa Fe                    380,800                 29,946,112
Union Pacific                                    189,500                 16,780,225
                                                                     --------------
Total                                                                    46,726,337
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Intel                                            699,800                 14,415,880
Linear Technology                                 94,000                  3,464,840
                                                                     --------------
Total                                                                    17,880,720
-----------------------------------------------------------------------------------

SOFTWARE (0.5%)
Microsoft                                        404,400                 10,878,360
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Home Depot                                       525,388                 22,145,104
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.1%)
Fannie Mae                                       744,656                 40,717,790
Washington Mutual                                190,600                  8,138,620
                                                                     --------------
Total                                                                    48,856,410
-----------------------------------------------------------------------------------

TOBACCO (1.6%)
Altria Group                                     514,300                 36,978,170
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,808,259,813)                                               $2,236,638,637
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

Schering-Plough
   6.00% Cv                                       90,800             $    4,527,197
UnumProvident
   8.25% Cv                                      134,900                  5,267,171
Xerox
   6.25% Cv                                       13,300                  1,646,540
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $11,231,474)                                                  $   11,440,908
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (0.8%)
-----------------------------------------------------------------------------------
                            COUPON            PRINCIPAL
ISSUER                       RATE              AMOUNT                      VALUE(a)

Qwest Communications Intl
   Sr Unsecured
      11-15-25                3.50%          $14,590,000             $   18,456,350
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $14,590,000)                                                  $   18,456,350
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.5%)(e)
-----------------------------------------------------------------------------------
                                                AMOUNT
ISSUER                    EFFECTIVE           PAYABLE AT
                            YIELD              MATURITY                    VALUE(a)

COMMERCIAL PAPER
Bryant Park Funding LLC
      03-08-06                4.51%          $15,000,000(f)          $   14,984,967
Chesham Finance LLC
      03-07-06                4.52            20,000,000                 19,982,422
Deutsche Bank
      03-01-06                4.56            23,300,000                 23,297,049
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $58,271,779)                                                  $   58,264,438
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,892,353,066)(g)                                            $2,324,800,333
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
142 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Diversified Equity Income Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 14.2% of net assets.

(d) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 6 to the financial statements. 1.8% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $14,984,967 or 0.7% of net assets.

(g) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $1,892,353,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $476,890,000
      Unrealized depreciation                                       (44,443,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $432,447,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 143
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Emerging Markets Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (94.5%)(c)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
ARGENTINA (1.0%)
REAL ESTATE
IRSA Inversiones y
   Representaciones GDR                          277,199(b)          $    3,539,831
-----------------------------------------------------------------------------------

BRAZIL (13.8%)
AIRLINES (1.5%)
GOL Linhas Aereas
   Inteligents ADR                               172,820                  5,668,496
-----------------------------------------------------------------------------------

BEVERAGES (0.8%)
AmBev ADR                                         71,689                  3,042,481
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
UNIBANCO - Uniao de
   Bancos Brasileiros ADR                         63,449                  5,580,340
-----------------------------------------------------------------------------------

METALS & MINING (2.0%)
Cia Vale do Rio Doce ADR                         176,496                  7,183,388
-----------------------------------------------------------------------------------

OIL & GAS (3.9%)
Petroleo Brasileiro ADR                          179,241                 14,333,904
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.9%)
Aracruz Celulose ADR                              65,177                  3,203,449
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.7%)
Lojas Renner                                     111,957                  6,180,849
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
TIM Participacoes ADR                            142,823                  5,341,580
-----------------------------------------------------------------------------------

CANADA (1.5%)
METALS & MINING
Alamos Gold                                      459,400(b)               3,719,510
Yamana Gold                                      217,300(b)               1,954,419
                                                                     --------------
Total                                                                     5,673,929
-----------------------------------------------------------------------------------

CHILE (0.8%)
METALS & MINING
Antofagasta                                       81,418                  2,933,181
-----------------------------------------------------------------------------------

CHINA (3.5%)
OIL & GAS
CNOOC                                          6,649,000                  5,510,595
PetroChina Cl H                                7,658,000                  7,448,094
                                                                     --------------
Total                                                                    12,958,689
-----------------------------------------------------------------------------------

COLOMBIA (0.6%)
COMMERCIAL BANKS
Bancolombia ADR                                   64,558                  2,118,148
-----------------------------------------------------------------------------------

HONG KONG (1.6%)
PAPER & FOREST PRODUCTS (0.1%)
Nine Dragons
   Paper Holdings                                935,874(b)                 410,196
-----------------------------------------------------------------------------------

REAL ESTATE (0.5%)
China Overseas
   Land & Investment                           3,580,000                  1,944,629
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HONG KONG (CONT.)
SPECIALTY RETAIL (1.0%)
Esprit Holdings                                  440,000             $    3,365,377
-----------------------------------------------------------------------------------

HUNGARY (2.6%)
COMMERCIAL BANKS (1.6%)
OTP Bank                                         156,631                  5,854,530
-----------------------------------------------------------------------------------

OIL & GAS (1.0%)
MOL Magyar Olaj-es Gazipari                       35,432                  3,663,841
-----------------------------------------------------------------------------------

INDIA (1.3%)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
Suzlon Energy                                    116,148                  2,874,712
-----------------------------------------------------------------------------------
TOBACCO (0.5%)
ITC                                              485,630                  1,883,320
-----------------------------------------------------------------------------------

INDONESIA (0.5%)
MACHINERY
United Tractors                                4,097,109                  1,764,157
-----------------------------------------------------------------------------------

ISRAEL (0.6%)
PHARMACEUTICALS
Teva Pharmaceutical
   Inds ADR                                       52,477                  2,203,509
-----------------------------------------------------------------------------------

MEXICO (8.0%)
CONSTRUCTION MATERIALS (1.0%)
CEMEX ADR                                         59,296                  3,662,121
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
AXTEL Series CPO                               2,187,025(b)               5,222,217
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Wal-Mart de Mexico
   Series V                                    1,487,012                  4,247,795
-----------------------------------------------------------------------------------

MEDIA (1.3%)
Grupo Televisa ADR                                53,500                  4,197,611
Grupo Televisa Series CPO                        185,500                    737,820
                                                                     --------------
Total                                                                     4,935,431
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Grupo Aeroportuario
   del Pacifico ADR                               46,570(b)               1,341,216
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.7%)
America Movil ADR Series L                       288,437                 10,017,418
-----------------------------------------------------------------------------------

NETHERLANDS (0.7%)
BEVERAGES
Efes Breweries Intl GDR                           64,458(b,d,e)           2,409,440
-----------------------------------------------------------------------------------

RUSSIA (7.7%)
COMMERCIAL BANKS (0.7%)
Sberbank                                           1,557                  2,405,565
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
VolgaTelecom                                     489,068                  2,132,336
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

RUSSIA (CONT.)
ELECTRIC UTILITIES (0.6%)
Unified Energy System ADR                         30,133             $    2,077,670
-----------------------------------------------------------------------------------

OIL & GAS (4.8%)
LUKOIL ADR                                       181,849                 14,529,736
Surgutneftegas ADR                                46,892                  3,418,427
                                                                     --------------
Total                                                                    17,948,163
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Mobile Telesystems ADR                           105,643                  3,810,543
-----------------------------------------------------------------------------------

SINGAPORE (1.0%)
INDUSTRIAL CONGLOMERATES
Keppel                                           423,000                  3,636,639
-----------------------------------------------------------------------------------

SOUTH AFRICA (15.3%)
COMMERCIAL BANKS (2.5%)
ABSA Group                                       496,108                  9,249,247
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Massmart Holdings                                371,661                  3,664,440
-----------------------------------------------------------------------------------

MEDIA (0.9%)
Naspers Series N                                 161,543                  3,207,080
-----------------------------------------------------------------------------------

METALS & MINING (7.6%)
Anglo American                                   182,528                  6,768,555
Anglo Platinum                                    40,172                  3,200,313
Gold Fields                                      408,860                  9,034,239
Impala Platinum Holdings                          53,181                  9,062,836
                                                                     --------------
Total                                                                    28,065,943
-----------------------------------------------------------------------------------

OIL & GAS (1.5%)
Sasol                                            158,125                  5,434,903
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.8%)
Foschini                                         425,248                  3,942,880
Truworths Intl                                   620,324                  2,627,640
                                                                     --------------
Total                                                                     6,570,520
-----------------------------------------------------------------------------------

SOUTH KOREA (18.4%)
COMMERCIAL BANKS (0.9%)
Shinhan Financial Group                           81,850                  3,198,067
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Hyundai Development                               62,420                  2,833,081
-----------------------------------------------------------------------------------

DISTRIBUTORS (1.2%)
Lotte Shopping GDR                               212,188(b,d,e)           4,483,532
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Kumho Electric                                    36,441                  2,446,660
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Shinsegae                                          7,401                  3,507,762
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Lotte Confectionery                                2,004                  2,461,211
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
144 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Emerging Markets Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SOUTH KOREA (CONT.)
INSURANCE (1.2%)
Samsung Fire & Marine
   Insurance                                      38,027             $    4,842,353
-----------------------------------------------------------------------------------

MACHINERY (1.2%)
Samsung Heavy Inds                               270,660                  4,643,548
-----------------------------------------------------------------------------------
METALS & MINING (1.0%)
POSCO                                             15,764                  3,715,566
-----------------------------------------------------------------------------------

OIL & GAS (0.8%)
SK                                                45,200                  2,785,423
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.9%)
Amorepacific                                       9,611                  3,352,475
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.2%)
Samsung Electronics                               32,813                 23,006,709
-----------------------------------------------------------------------------------

TOBACCO (1.0%)
KT&G                                              58,960                  3,491,811
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
SK Telecom ADR                                   118,742                  2,867,619
-----------------------------------------------------------------------------------

TAIWAN (10.1%)
COMPUTERS & PERIPHERALS (1.6%)
Acer                                           1,609,019                  3,560,893
Asustek Computer                                 801,980                  2,260,575
                                                                     --------------
Total                                                                     5,821,468
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

TAIWAN (CONT.)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Hon Hai Precision Industry                       753,774             $    4,767,123
-----------------------------------------------------------------------------------

REAL ESTATE (0.7%)
Hung Poo Real Estate
   Development                                 3,422,000                  2,417,245
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.5%)
MediaTek                                         187,000                  1,914,308
Siliconware Precision Inds                     1,505,000                  1,907,895
Taiwan  Semiconductor Mfg                     10,817,898                 20,048,501
                                                                     --------------
Total                                                                    23,870,704
-----------------------------------------------------------------------------------

TURKEY (5.5%)
BEVERAGES (0.6%)
Anadolu Efes Biracilik ve
   Malt Sanayil                                   61,711                  2,124,098
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.0%)
Akbank                                           989,525                 10,025,240
Finansbank                                       496,178                  2,719,159
Turkiye Vakiflar  Bankasi Tao Cl D               320,100(b)               2,121,159
                                                                     --------------
Total                                                                    14,865,558
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Arcelik                                          336,435                  3,139,008
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $278,301,822)                                                 $  346,402,244
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
PREFERRED STOCKS (2.2%)(c)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

BRAZIL
Banco Bradesco                                    66,972                 $2,764,725
-----------------------------------------------------------------------------------

RUSSIA
Transneft                                          2,173                  5,378,175
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $6,327,189)                                                       $8,142,900
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.2%)
-----------------------------------------------------------------------------------
                                                AMOUNT
ISSUER                    EFFECTIVE           PAYABLE AT
                            YIELD              MATURITY                    VALUE(a)

COMMERCIAL PAPER
Chesham Finance LLC
      03-03-06                4.52%           $5,000,000             $    4,998,117
      03-07-06                4.52             3,000,000                  2,997,363
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $7,996,484)                                                   $    7,995,480
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $292,625,495)(f)                                              $  362,540,624
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT  145
--------------------------------------------------------------------------------

RiverSource VP - Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $6,892,972 or 1.9% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability. These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

                                            ACQUISITION
      SECURITY                                 DATES                        COST
      --------------------------------------------------------------------------
      Efes Breweries Intl GDR         10-15-04 thru 01-25-06         $ 1,956,261
      Lotte Shopping GDR              01-27-06 thru 02-15-06           4,370,408

(f) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $292,625,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $70,521,000
      Unrealized depreciation                                          (605,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                   $69,916,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
146 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Global Bond Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
BONDS (94.3%)(c)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
AUSTRALIA (1.7%)
Commonwealth Bank of Australia
   (European Monetary Unit)
   Sr Unsub
      11-12-09                3.38%              610,000             $      728,746
New South Wales Treasury
   (Australian Dollar)
      03-01-08                8.00             8,330,000                  6,476,884
Telstra
      04-01-12                6.38               450,000                    470,392
Western Australia Treasury
   (Australian Dollar)
      10-16-06                5.50             3,360,000                  2,494,151
                                                                     --------------
Total                                                                    10,170,173
-----------------------------------------------------------------------------------

AUSTRIA (1.0%)
Republic of Austria
   (European Monetary Unit)
      01-15-10                5.50             4,750,000                  6,124,015
-----------------------------------------------------------------------------------

BELGIUM (2.9%)
Kingdom of Belgium
   (European Monetary Unit)
      03-28-10                3.00            14,755,000                 17,439,029
-----------------------------------------------------------------------------------

BRAZIL (0.2%)
Federal Republic of Brazil
      01-15-18                8.00             1,055,000                  1,181,073
-----------------------------------------------------------------------------------

CANADA (2.3%)
Aquila Canada Finance
      06-15-11                7.75               150,000                    154,875
Canada Housing Trust #1
   (Canadian Dollar)
      06-15-06                5.53             3,150,000                  2,785,489
Canadian Pacific Railway
   (Canadian Dollar)
      06-15-10                4.90               395,000(d)                 352,729
Province of British Columbia
   (Canadian Dollar)
      08-23-10                6.38             7,265,000                  6,959,260
Province of Ontario
   (Canadian Dollar)
      03-08-06                5.90             3,600,000                  3,169,881
Sun Media
      02-15-13                7.63                50,000                     51,563
Videotron Ltee
      01-15-14                6.88                35,000                     35,788
      12-15-15                6.38                75,000                     74,249
                                                                     --------------
Total                                                                    13,583,834
-----------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.2%)
Republic of Czechoslovakia
   (Czech Crown)
      06-16-13                3.70            32,900,000                  1,423,057
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                       VALUE(a)

DENMARK (0.5%)
Realkredit Danmark
   (Danish Krone)
      01-01-08                4.00%           16,740,000             $    2,707,113
-----------------------------------------------------------------------------------

FRANCE (6.1%)
Dexia Municipal Agency
   (European Monetary Unit)
      09-03-07                4.25               600,000                    727,755
France Telecom
      03-01-06                7.20               550,000                    550,036
Govt of France
   (European Monetary Unit)
      04-25-12                5.00             9,860,000                 12,820,328
      04-25-13                4.00             9,790,000                 12,108,054
      10-25-16                5.00             7,825,000                 10,534,144
                                                                     --------------
Total                                                                    36,740,317
-----------------------------------------------------------------------------------

GERMANY (9.0%)
Allgemeine Hypothekenbank Rheinboden
   (European Monetary Unit)
      09-02-09                5.00             2,130,000(d)               2,663,948
Bayerische Landesbank
   (Japanese Yen) Sr Nts
      04-22-13                1.40           300,000,000                  2,585,135
Bundesrepublik Deutschland
   (European Monetary Unit)
      01-04-10                5.38               520,000                    667,363
      07-04-13                3.75            12,600,000                 15,330,236
      07-04-27                6.50             8,010,000                 13,407,612
      07-04-28                4.75             2,050,000                  2,819,089
      07-04-34                4.75             5,240,000                  7,347,821
DEPFA Deutsche Pfandbriefbank
   (European Monetary Unit)
      01-15-10                5.50             2,190,000                  2,814,751
Deutsche Bank
   (European Monetary Unit)
   Sr Unsub
      07-28-09                4.25               460,000                    565,220
Landesbank Berlin Girozentrale
   (European Monetary Unit)
      04-30-07                5.00             2,100,000                  2,558,339
Rheinische Hypothekenbank
   (European Monetary Unit)
      07-05-10                5.75             2,250,000                  2,935,877
                                                                     --------------
Total                                                                    53,695,391
-----------------------------------------------------------------------------------

GREECE (4.0%)
Hellenic Republic
   (European Monetary Unit)
      06-21-06                2.75             8,200,000                  9,775,497
      04-19-07                4.65             6,365,000                  7,729,127
      10-22-22                5.90             4,330,000                  6,382,792
                                                                     --------------
Total                                                                    23,887,416
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

IRELAND (2.5%)
Irish Govt
   (European Monetary Unit)
      10-18-07                4.25%           12,120,000             $   14,731,505
-----------------------------------------------------------------------------------

ITALY (4.4%)
Buoni Poliennali Del Tesoro
   (European Monetary Unit)
      11-01-07                6.00            14,100,000                 17,601,361
      11-01-26                7.25             3,800,191                  6,616,281
Telecom Italia Capital
      11-15-33                6.38             2,275,000                  2,250,801
                                                                     --------------
Total                                                                    26,468,443
-----------------------------------------------------------------------------------

JAPAN (9.1%)
Development Bank of Japan
   (Japanese Yen)
      06-20-12                1.40           680,000,000                  5,904,457
Govt of Japan
   (Japanese Yen)
      12-21-09                1.70         2,406,000,000                 21,407,351
      03-22-10                1.70           361,000,000                  3,210,645
      09-20-10                0.80           223,000,000                  1,905,930
      06-20-12                1.40           784,000,000                  6,820,631
      12-20-12                1.00         1,429,000,000                 12,064,081
      12-20-14                1.30           275,000,000                  2,327,438
      12-20-34                2.40            74,000,000                    661,745
                                                                     --------------
Total                                                                    54,302,278
-----------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
Tyco Intl Group
      02-15-11                6.75             1,015,000                  1,064,816
-----------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
      05-22-12                7.00             1,695,000(d)               1,845,704
-----------------------------------------------------------------------------------

MEXICO (0.4%)
Govt of Mexico
   (Mexican Peso)
      12-24-09                9.00            17,150,000                  1,714,345
United Mexican States
   (Japanese Yen)
      06-06-06                6.75            48,000,000                    421,461
                                                                     --------------
Total                                                                     2,135,806
-----------------------------------------------------------------------------------

NETHERLANDS (3.0%)
Bank Nederlandse Gemeenten
   (British Pound) Sr Unsub
      08-06-07                7.38             1,295,000                  2,354,493
Govt of Netherlands
   (European Monetary Unit)
      01-15-08                2.50            10,100,000                 11,933,293
      07-15-12                5.00             2,825,000                  3,676,865
                                                                     --------------
Total                                                                    17,964,651
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 147
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
NEW ZEALAND (1.0%)
Govt of New Zealand
   (New Zealand Dollar)
      11-15-06                8.00%            9,200,000             $    6,147,836
-----------------------------------------------------------------------------------

NORWAY (1.2%)
Govt of Norway
   (Norwegian Krone)
      05-16-11                6.00            41,600,000                  6,904,294
-----------------------------------------------------------------------------------

POLAND (1.3%)
Republic of Poland
   (Polish Zloty)
      03-24-10                5.75            24,090,000                  7,981,427
-----------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
   (South African Rand)
      08-31-10               13.00            10,415,000                  2,064,336
-----------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
   (Japanese Yen)
      06-25-08                0.98            65,000,000                    559,841
-----------------------------------------------------------------------------------

SPAIN (3.1%)
Caja de Ahorros y Monte de Piedad de Madrid
   (European Monetary Unit)
      03-25-11                3.50             2,900,000                  3,467,002
Govt of Spain
   (European Monetary Unit)
      07-30-09                5.15            11,865,000                 15,022,684
                                                                     --------------
Total                                                                    18,489,686
-----------------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
   (British Pound)
      12-07-11                5.50             3,270,000                  6,016,928
-----------------------------------------------------------------------------------

SWEDEN (0.5%)
Govt of Sweden
   (Swedish Krona)
      03-15-11                5.25            20,520,000                  2,842,983
-----------------------------------------------------------------------------------

UNITED KINGDOM (4.6%)
BT Group
      12-15-10                8.38               715,000                    804,135
HBOS Treasury Services
   (European Monetary Unit)
      02-12-09                3.50             1,900,000                  2,280,767
United Kingdom Treasury
   (British Pound)
      03-07-12                5.00             7,180,000                 13,090,424
      09-07-14                5.00             6,105,000                 11,309,323
                                                                     --------------
Total                                                                    27,484,649
-----------------------------------------------------------------------------------

UNITED STATES (33.4%)
Aesop Funding II LLC
   Series 2004-2A Cl A1 (FGIC)
      04-20-08                2.76               500,000(d,i)               489,332
Airgas
      10-01-11                9.13                75,000                     79,594

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

UNITED STATES (CONT.)
Allied Waste North America
   Series B
      04-01-08                8.88%              $35,000             $       36,838
AmeriCredit Automobile Receivables Trust
   Series 2005-DA Cl A3
      12-06-10                4.87               550,000                    547,594
AmerisourceBergen
      09-15-15                5.88               225,000(d)                 226,429
ANR Pipeline
      03-15-10                8.88                75,000                     80,143
ARG Funding
   Series 2005-1A Cl A3 (MBIA)
      04-20-11                4.29             1,000,000(d,i)               964,883
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                4.88               650,000(f)                 644,042
Banc of America Commercial Mtge
   Series 2005-6 Cl A4
      09-10-47                5.18             1,400,000(f)               1,394,726
Banc of America Large Loan
   Series 2005-BOCA Cl A1
      12-15-16                4.69               706,183(d,f,g)             706,341
Banc of America Large Loan
   Series 2005-BOCA Cl A2
      12-15-16                4.74             1,675,000(d,f,g)           1,675,771
Bayerische Landesbank
   Sub Nts
      12-01-08                5.88               800,000                    814,349
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
      03-13-40                4.00               338,058(f)                 325,539
Bear Stearns Commercial Mtge Securities
   Series 2004-T16 Cl A3
      02-13-46                4.03               480,000(f)                 461,793
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
      12-11-40                5.41               600,000(f)                 604,275
Bear Stearns Commercial Mtge Securities
   Series 2005-PWR8 Cl A1
      06-11-41                4.21             1,375,400(f)               1,346,393
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                5.16               500,000(f)                 488,750
Cadbury Schweppes US Finance LLC
      10-01-08                3.88             1,125,000(d)               1,085,261
Caesars Entertainment
   Sr Nts
      04-15-13                7.00               510,000(j)                 539,675
California State Teachers' Retirement System Trust
   Series 2002-C6 Cl A3
      11-20-14                4.46             1,878,384(d,f)             1,835,892
Capital Auto Receivables Asset Trust
   Series 2004-1
      09-15-10                2.84               700,000                    678,696
Capital One Auto Finance Trust
   Series 2005-BSS Cl A3
      11-15-09                4.08             1,000,000                    982,710

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                       VALUE(a)

UNITED STATES (CONT.)
Cardinal Health
      06-15-15                4.00%           $1,560,000(j)          $    1,395,745
Carmax Auto Owner Trust
   Series 2005-1 Cl A4
      03-15-10                4.35               500,000                    492,113
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                5.68             1,000,000(f)               1,018,745
CDC Commercial Mtge Trust
   Series 2006-CD2
      01-15-46                5.42             2,700,000(b,f)             2,713,475
Chesapeake Energy
      08-15-17                6.50               165,000                    166,031
Citigroup Commercial Mtge Trust
   Series 2005-C3 Cl A1
      05-15-43                4.39               922,083(f)                 904,496
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                4.15             1,400,689(d,f)             1,372,251
Citigroup
   (European Monetary Unit) Sr Nts
      05-21-10                3.88             2,580,000                  3,127,217
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl A4
      07-15-44                5.23             1,650,000(f)               1,651,254
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                5.23             1,075,000(f)               1,074,728
CMS Energy
   Sr Nts
      01-15-09                7.50               150,000                    154,875
Colorado Interstate Gas
   Sr Nts
      03-15-15                5.95                35,000                     34,526
      11-15-15                6.80               200,000(d)                 208,000
Comcast Cable Communications Holdings
      03-15-13                8.38                48,000                     55,033
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                4.90               450,000(d,f,g)             450,000
Copano Energy LLC
   Sr Nts
      03-01-16                8.13                50,000(d)                  52,000
Cott Beverages USA
      12-15-11                8.00               195,000                    200,363
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
      12-25-35                5.50             2,432,820(f)               2,421,695
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                7.50             1,098,298(f)               1,134,055
Crown Americas LLC/Capital
   Sr Nts
      11-15-15                7.75                70,000(d)                  72,975

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
148 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
UNITED STATES (CONT.)
CS First Boston Mtge Securities
   Series 2002-CKS4 Cl A1
      11-15-36                4.49%           $1,110,753(f)          $    1,086,534
CS First Boston Mtge Securities
   Series 2005-C4 Cl A1
      08-15-38                4.77             2,095,744(f)               2,075,076
CS First Boston Mtge Securities
   Series 2005-C5 Cl A2
      08-15-38                5.10               550,000(f)                 547,159
DaimlerChrysler NA Holding
   (European Monetary Unit)
      01-16-07                5.63               655,000                    797,235
Denbury Resources
   Sr Sub Nts
      12-15-15                7.50                25,000                     26,250
Dex Media West LLC/Finance
   Sr Nts Series B
      08-15-10                8.50                55,000                     58,300
DIRECTV Holdings LLC/Financing
   Sr Nts
      03-15-13                8.38                45,000                     48,488
DRS Technologies
      02-01-16                6.63               410,000                    412,050
Encore Acquisition
   Sr Sub Nts
      04-15-14                6.25               130,000                    127,400
ERAC USA Finance
      05-01-15                5.60             1,805,000(d)               1,792,260
Federal Home Loan Mtge Corp
      07-12-10                4.13             7,555,000                  7,318,431
Federal Home Loan Mtge Corp #A11799
      08-01-33                6.50               119,066(f)                 121,874
Federal Home Loan Mtge Corp #A15881
      11-01-33                5.00               910,822(f)                 886,517
Federal Home Loan Mtge Corp #E01377
      05-01-18                4.50               662,067(f)                 642,641
Federal Home Loan Mtge Corp #E91326
      09-01-17                6.50               199,186(f)                 204,124
Federal Home Loan Mtge Corp #E99967
      10-01-18                5.00               696,685(f)                 688,984
Federal Home Loan Mtge Corp #G01535
      04-01-33                6.00               998,092(f)               1,014,683
Federal Home Loan Mtge Corp
   (European Monetary Unit)
      02-15-07                4.63             3,835,000                  4,643,795
Federal Natl Mtge Assn
      10-15-06                4.38             3,025,000                  3,015,323
Federal Natl Mtge Assn #254632
      02-01-18                5.50             1,900,602(f)               1,910,756
Federal Natl Mtge Assn #254686
      04-01-18                5.50             2,149,751(f)               2,160,699
Federal Natl Mtge Assn #254722
      05-01-18                5.50             1,125,898(f)               1,131,632
Federal Natl Mtge Assn #255377
      08-01-34                7.00               865,498(f)                 895,309
Federal Natl Mtge Assn #360800
      01-01-09                5.74               630,681(f)                 635,539

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

UNITED STATES (CONT.)
Federal Natl Mtge Assn #440730
      12-01-28                6.00%           $  831,095(f)          $      845,553
Federal Natl Mtge Assn #555417
      05-01-33                6.00             1,405,501(f)               1,421,454
Federal Natl Mtge Assn #555528
      04-01-33                6.00             2,424,863(f)               2,451,726
Federal Natl Mtge Assn #555531
      06-01-33                5.50             3,083,668(f)               3,061,826
Federal Natl Mtge Assn #555734
      07-01-23                5.00               644,407(f)                 632,083
Federal Natl Mtge Assn #555740
      08-01-18                4.50               349,502(f)                 340,368
Federal Natl Mtge Assn #575487
      04-01-17                6.50               460,876(f)                 474,728
Federal Natl Mtge Assn #621581
      12-01-31                6.50               393,992(f)                 407,432
Federal Natl Mtge Assn #631315
      02-01-17                5.50               246,677(f)                 248,228
Federal Natl Mtge Assn #639965
      08-01-17                6.00               821,478(f)                 838,971
Federal Natl Mtge Assn #640996
      05-01-32                7.50               299,956(f)                 313,972
Federal Natl Mtge Assn #646147
      06-01-32                7.00               227,148(f)                 236,481
Federal Natl Mtge Assn #652284
      08-01-32                6.50               269,577(f)                 276,570
Federal Natl Mtge Assn #653145
      07-01-17                6.00               160,468(f)                 163,893
Federal Natl Mtge Assn #654121
      09-01-17                6.00               570,186(f)                 581,906
Federal Natl Mtge Assn #655589
      08-01-32                6.50             1,051,155(f)               1,086,652
Federal Natl Mtge Assn #666424
      08-01-32                6.50               192,182(f)                 197,167
Federal Natl Mtge Assn #670461
      11-01-32                7.50               241,507(f)                 252,793
Federal Natl Mtge Assn #684595
      03-01-33                6.00               993,794(f)               1,004,804
Federal Natl Mtge Assn #687583
      04-01-33                6.00             2,486,858(f)               2,516,326
Federal Natl Mtge Assn #688034
      03-01-33                5.50               319,187(f)                 317,502
Federal Natl Mtge Assn #688691
      03-01-33                5.50               583,954(f)                 579,818
Federal Natl Mtge Assn #720786
      09-01-33                5.50             1,215,357(f)               1,206,748
Federal Natl Mtge Assn #725232
      03-01-34                5.00               969,054(f)                 944,970
Federal Natl Mtge Assn #735029
      09-01-13                5.28               686,891(f)                 686,823
Federal Natl Mtge Assn #739474
      10-01-33                5.50               695,843(f)                 692,212
Federal Natl Mtge Assn #741850
      09-01-33                5.50             1,861,727(f)               1,848,540
Federal Natl Mtge Assn #748110
      10-01-33                6.50             2,040,265(f)               2,090,309
Federal Natl Mtge Assn #753507
      12-01-18                5.00             2,319,472(f)               2,293,457

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

UNITED STATES (CONT.)
Federal Natl Mtge Assn #755498
      11-01-18                5.50%           $1,559,718(f)          $    1,569,191
Federal Natl Mtge Assn #756799
      11-01-33                6.50               587,799(f)                 603,746
Federal Natl Mtge Assn #756844
      02-01-19                5.00               552,408(f)                 545,579
Federal Natl Mtge Assn #757299
      09-01-19                4.50             3,218,129(f)               3,131,159
Federal Natl Mtge Assn #783646
      06-01-34                5.50               810,898(f)                 804,469
Federal Natl Mtge Assn #791393
      10-01-19                5.50             2,713,680(f)               2,726,873
Franklin Auto Trust
   Series 2004-1 Cl A3 (MBIA)
      03-15-12                4.15               800,000(i)                 787,554
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
      06-10-48                4.77               500,000(f)                 481,752
GE Capital Commercial Mtge
   Series 2005-C3 Cl A1
      07-10-45                4.59             1,011,764(f)                 996,885
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                4.77             1,775,000(d,f)             1,735,218
General Electric Capital
   (European Monetary Unit) Sr Unsub
      06-20-07                5.13               540,000                    659,869
General Electric Capital
   (New Zealand Dollar)
      02-04-10                6.63             3,435,000                  2,266,913
Genworth Financial
   (Japanese Yen)
      06-20-11                1.60           140,000,000                  1,200,451
GMAC
      08-28-07                6.13               520,000                    495,308
GMAC Commercial Mtge Securities
   Series 2004-C3 Cl A4
      12-10-41                4.55               900,000(f)                 868,026
GMAC Commercial Mtge Securities
   Series 2005-C1 Cl A1
      05-10-43                4.21               740,690(f)                 725,555
Govt Natl Mtge Assn #604708
      10-15-33                5.50               791,634(f)                 794,729
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2002-80 Cl CI
      01-20-32               20.00               657,576(f,e)                63,877
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A4
      06-10-36                4.76               800,000(f)                 784,000
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                4.88               500,000(f)                 492,012
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                4.96               900,000(f)                 887,262

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 149
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
UNITED STATES (CONT.)
GS Mtge Securities II
   Series 2005-GG4 Cl A1
      07-10-39                4.37%         $  1,181,524(f)          $    1,158,248
HCA
   Sr Nts
      03-15-14                5.75               100,000                     95,619
Hertz
   Sr Nts
      01-01-14                8.88               140,000(d)                 146,300
HSBC Bank USA
   Sub Nts
      08-15-35                5.63             1,930,000                  1,895,878
Intl Paper
   (European Monetary Unit)
      08-11-06                5.38               500,000                    601,983
IPALCO Enterprises
   Secured
      11-14-08                8.38               140,000                    149,275
ITT
      11-15-15                7.38               180,000                    195,300
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                4.37             1,115,076(f)               1,092,421
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                4.13               353,559(f)                 339,542
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                3.97               404,258(f)                 389,345
Kraft Foods
      06-01-12                6.25               500,000                    523,101
Kraft Foods
   Sr Unsecured
      11-01-11                5.63             3,145,000                  3,174,877
L-3 Communications
      06-15-12                7.63               155,000                    163,138
Lamar Media
      01-01-13                7.25                50,000                     51,563
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                3.97               650,000(f)                 609,018
LB-UBS Commercial Mtge Trust
   Series 2004-C4 Cl A3
      06-15-29                4.98               850,000(f)                 848,135
LB-UBS Commercial Mtge Trust
   Series 2004-C6 Cl A1
      08-15-29                3.88             1,180,604(f)               1,148,109
LB-UBS Commercial Mtge Trust
   Series 2004-C6 Cl A4
      08-15-29                4.58               950,000(f)                 921,839
LB-UBS Commercial Mtge Trust
   Series 2004-C7 Cl A2
      10-15-29                3.99               800,000(f)                 768,624
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                4.20             1,000,000(f)                 968,320

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

UNITED STATES (CONT.)

LB-UBS Commercial Mtge Trust
   Series 2005-C3 Cl A1
      07-15-30                4.39%         $    584,531(f)          $      577,155
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl A2
      09-15-30                4.89             1,050,000(f)               1,036,256
Long Beach Auto Receivables Trust
   Series 2004-C Cl A3 (FSA)
      09-15-09                3.40               600,000(i)                 593,988
MacDermid
      07-15-11                9.13                20,000                     21,100
Merrill Lynch Mtge Trust
   Series 2005-MCP1 Cl A1
      06-12-43                4.22             1,039,902(f)               1,018,834
MGM MIRAGE
      10-01-09                6.00                25,000                     24,813
      07-15-15                6.63               190,000                    190,712
MGM MIRAGE
   Sr Nts
      02-27-14                5.88               125,000                    120,313
Mirant North America LLC
   Sr Nts
      12-31-13                7.38                80,000(d)                  82,100
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                6.13                30,000                     29,738
Mohegan Tribal Gaming Authority
   Sr Sub Nts
      04-01-12                8.00                50,000                     52,563
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                4.34               825,000(f)                 803,067
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                4.59               690,000(f)                 666,740
Morgan Stanley Capital I
   Series 2005-IQ10 Cl A4A
      09-15-42                5.23             1,100,000(f)               1,093,272
Morgan Stanley Capital I
   Series 2006-T21 Cl A1
      10-12-52                4.93             2,482,825(f)               2,466,738
Morgan Stanley Group
   (European Monetary Unit)
   Unsub
      03-16-06                5.25             2,180,000                  2,601,224
Morgan Stanley, Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                5.98             1,350,000(f)               1,400,774
Nevada Power
      03-15-16                5.95                70,000(d)                  70,263
Newfield Exploration
   Sr Sub Nts
      08-15-12                8.38               320,000                    343,200
News America
      12-15-35                6.40             2,435,000(d)               2,450,281

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

UNITED STATES (CONT.)
NRG Energy
   Sr Nts
      02-01-14                7.25%         $    360,000             $      369,000
      02-01-16                7.38               175,000                    180,250
Omnicare
   Sr Sub Nts
      12-15-13                6.75               340,000                    345,950
      12-15-15                6.88               130,000                    132,600
Pacific Energy Partners LP/Finance
      09-15-15                6.25                55,000                     54,725
Peabody Energy
   Series B
      03-15-13                6.88               145,000                    148,988
Plains Exploration & Production
   Sr Nts
      06-15-14                7.13                50,000                     52,125
Plastipak Holdings
   Sr Nts
      12-15-15                8.50                20,000(d)                  20,650
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                4.49               560,000                    548,236
Pride Intl
   Sr Nts
      07-15-14                7.38                25,000                     26,688
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                3.67               802,104(f)                 766,558
Qwest
      03-15-12                8.88               130,000                    145,600
Qwest
   Sr Nts
      06-15-15                7.63               140,000                    150,150
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                5.57               855,000                    854,615
Residential Capital
   Sr Unsecured
      06-30-10                6.38             2,305,000                  2,327,372
Southern Natural Gas
      03-15-10                8.88               100,000                    106,962
Southern Star Central
   Secured
      08-01-10                8.50                60,000                     64,050
Sprint Capital
      01-30-11                7.63               185,000                    202,270
      11-15-28                6.88             1,745,000                  1,901,418
Station Casinos
   Sr Nts
      04-01-12                6.00                90,000                     90,000
Station Casinos
   Sr Sub Nts
      03-01-16                6.88               335,000                    340,862

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
150 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
UNITED STATES (CONT.)
Toyota Motor Credit
   (Japanese Yen) Sr Unsub
      06-09-08                0.75%          312,000,000             $    2,703,152
Transcontinental Gas Pipe Line
   Series B
      08-15-11                7.00                85,000                     89,250
Triad Hospitals
   Sr Nts
      05-15-12                7.00               170,000                    173,400
U.S. Treasury
      06-30-07                3.63             2,050,000                  2,021,011
      11-30-07                4.25             2,570,000                  2,550,624
      02-15-08                3.38               730,000                    712,377
      11-15-15                4.50             5,690,000                  5,649,100
      02-15-16                4.50             6,110,000                  6,087,088
      08-15-23                6.25             4,420,000                  5,226,305
      02-15-26                6.00             5,510,000(j)               6,440,242

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                       VALUE(a)

UNITED STATES (CONT.)
Verizon Pennsylvania
   Series A
      11-15-11                5.65%           $9,060,000             $    9,034,361
Wachovia Bank Commercial Mtge Trust
   Series 2003-C8 Cl A2
      11-15-35                3.89               750,000(f)                 725,325
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                5.09               925,000(f)                 914,919
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                4.77             1,121,852(f,h)             1,121,849
Williams
   Sr Nts
      07-15-19                7.63               140,000                    154,000
                                                                     --------------
Total                                                                   200,899,240
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $568,142,793)                                                 $  564,855,841
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.5%)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

COMMERCIAL PAPER
Chesham Finance LLC
      03-03-06                4.52%           $5,000,000             $    4,998,117
Lehman Brothers Holdings
      03-01-06                4.56            17,000,000                 16,997,846
Variable Funding Capital
      03-13-06                4.52             5,000,000(k)               4,991,857
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $26,991,228)                                                  $   26,987,820
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $595,134,021)(l)                                              $  591,843,661
===================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,718,760.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $20,298,588 or 3.4% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC -- Financial Guaranty Insurance Company
      FSA  -- Financial Security Assurance
      MBIA -- MBIA Insurance Corporation

--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 151
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                           NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      Euro-Bund, March 2006, 10-year                                $  2,200,000
      U.S. Treasury Note, June 2006, 2-year                           18,200,000
      U.S. Long Bond, June 2006, 20-year                               5,800,000

      SALE CONTRACTS
      U.S. Treasury Note, March 2006, 5-year                           7,600,000
      U.S. Treasury Note, March 2006, 10-year                         22,200,000
      U.S. Treasury Note, June 2006, 5-year                            2,600,000

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $4,991,857 or 0.8% of net assets.

(l) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $595,134,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $10,454,000
      Unrealized depreciation                                       (13,744,000)
      --------------------------------------------------------------------------
      Net unrealized depreciation                                   $(3,290,000)
      --------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
152 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Global Inflation Protected Securities Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
BONDS (95.2%)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                       VALUE(a)

CANADA (3.0%)
Govt of Canada
   (Canadian Dollar)
      12-01-26                4.25%            5,613,798(b,c)        $    7,372,472
-----------------------------------------------------------------------------------

FRANCE (9.5%)
Govt of France
   (European Monetary Unit)
      07-25-12                3.00            10,936,427(b,c)            14,412,519
      07-25-20                2.25             7,059,121(b,c)             9,260,149
                                                                     --------------
Total                                                                    23,672,668
-----------------------------------------------------------------------------------

ITALY (6.5%)
Buoni Poliennali Del Tesoro
   (European Monetary Unit)
      09-15-10                0.95             8,142,056(b,c)             9,552,355
      09-17-35                2.35             4,905,846(b,c)             6,587,660
                                                                     --------------
Total                                                                    16,140,015
-----------------------------------------------------------------------------------

JAPAN (3.2%)
Govt of Japan
   (Japanese Yen)
      03-20-07                0.50           923,000,000(c)               7,999,783
-----------------------------------------------------------------------------------

SWEDEN (2.0%)
Govt of Sweden
   (Swedish Krone)
      12-01-28                3.50            26,490,000(c,e)             4,924,159
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                       VALUE(a)

UNITED KINGDOM (17.9%)
United Kingdom Gilt Inflation Linked
   (British Pound)
      07-26-16                2.50%            2,180,000(c,e)        $    9,930,513
      04-16-20                2.50             4,210,000(c,e)            19,780,260
      07-22-30                4.13             3,570,000(c,e)            14,925,478
                                                                     --------------
Total                                                                    44,636,251
-----------------------------------------------------------------------------------

UNITED STATES (53.1%)
Federal Home Loan Bank
      04-18-08                4.13             1,000,000                    984,741
Federal Home Loan Mtge Corp
      10-15-08                5.13             1,100,000                  1,105,421
      07-15-09                4.25             1,000,000                    978,680
      07-12-10                4.13             1,000,000                    968,687
Federal Natl Mtge Assn
      05-15-07                3.88             1,000,000                    987,360
      08-15-08                3.25             1,000,000                    962,450
      10-15-08                4.50             4,000,000                  3,958,932
U.S. Treasury Inflation-Indexed Bond
      01-15-07                3.38            13,280,508(b)              13,495,914
      04-15-10                0.88            11,314,383(b)              10,845,658
      07-15-12                3.00            16,798,325(b)              17,804,543
      01-15-14                2.00            16,324,803(b)              16,332,552
      07-15-14                2.00             9,580,535(b)               9,591,506
      01-15-15                1.63            10,942,048(b)              10,600,355

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                       VALUE(a)

UNITED STATES (CONT.)
U.S. Treasury Inflation-Indexed Bond (cont.)
      01-15-16                2.00%          $11,949,865(b)          $   11,948,178
      01-15-25                2.38             6,463,598(b)               6,869,113
      04-15-28                3.63            14,688,466(b)              19,187,565
      04-15-29                3.88             4,322,253(b)               5,904,440
                                                                     --------------
Total                                                                   132,526,095
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $238,387,517)                        $237,271,443
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.5%)
-----------------------------------------------------------------------------------
                                               AMOUNT
                          EFFECTIVE          PAYABLE AT
ISSUER                      YIELD             MATURITY                     VALUE(a)

COMMERCIAL PAPER
Chesham Finance LLC
      03-03-06                4.52%           $5,000,000             $    4,998,117
Dakota Nts
      03-01-06                4.57             8,700,000(d)               8,698,895
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $13,698,744)                                                  $   13,697,012
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $252,086,261)(f)                                              $  250,968,455
===================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $8,698,895 or 3.5% of net assets.

(e) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(f) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $252,086,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $ 1,359,000
      Unrealized depreciation                                        (2,477,000)
      -------------------------------------------------------------------------
      Net unrealized depreciation                                   $(1,118,000)
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 153
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Growth Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (94.0%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (1.8%)
Boeing                                            36,626             $    2,662,344
General Dynamics                                  16,415                  2,023,477
Goodrich                                          13,019                    544,715
Honeywell Intl                                    61,982                  2,538,163
Lockheed Martin                                   48,959                  3,567,642
                                                                     --------------
Total                                                                    11,336,341
-----------------------------------------------------------------------------------

BEVERAGES (1.9%)
Coca-Cola                                         61,348                  2,574,776
PepsiCo                                          164,630                  9,731,279
                                                                     --------------
Total                                                                    12,306,055
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (3.2%)
Amgen                                            132,791(b)              10,024,393
Biogen Idec                                       83,188(b)               3,930,633
Genentech                                         56,910(b)               4,876,618
Gilead Sciences                                   25,835(b)               1,608,745
                                                                     --------------
Total                                                                    20,440,389
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
BlackRock Cl A                                    17,510                  2,488,171
-----------------------------------------------------------------------------------

CHEMICALS (0.3%)
Bayer                                             42,226(c)               1,700,766
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cendant                                          115,465                  1,919,028
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.7%)
Cisco Systems                                  1,457,657(b)              29,502,978
Juniper Networks                                 142,850(b)               2,627,012
Nokia ADR                                        587,092(c,e)            10,908,169
                                                                     --------------
Total                                                                    43,038,159
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Dell                                             255,357(b)               7,405,352
EMC                                              197,578(b)               2,770,044
Hewlett-Packard                                   85,533                  2,806,338
                                                                     --------------
Total                                                                    12,981,734
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
American Express                                  12,365                    666,226
Capital One Financial                              8,884                    778,238
SLM                                               22,080                  1,245,533
                                                                     --------------
Total                                                                     2,689,997
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (11.0%)
ALLTEL                                           140,655                  8,882,363
Philippine Long Distance  Telephone ADR           36,240(c)               1,250,280
Qwest Communications Intl                        119,493(b)                 755,196
Sprint Nextel                                  2,451,586                 58,911,612
Verizon Communications                            15,473                    521,440
                                                                     --------------
Total                                                                    70,320,891
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ENERGY EQUIPMENT & SERVICES (0.6%)
Halliburton                                       44,732             $    3,041,776
Schlumberger                                       8,321                    956,915
                                                                     --------------
Total                                                                     3,998,691
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
Rite Aid                                         179,929(b)                 663,938
Safeway                                          271,390                  6,597,491
Wal-Mart Stores                                   43,535                  1,974,748
                                                                     --------------
Total                                                                     9,236,177
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Cadbury Schweppes                                162,538(c)               1,653,437
General Mills                                     23,899                  1,177,026
Kellogg                                          118,782                  5,263,230
                                                                     --------------
Total                                                                     8,093,693
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Alcon                                              9,821(c)               1,130,986
Baxter Intl                                      248,439                  9,403,417
Boston Scientific                                 73,270(b)               1,789,253
Guidant                                          129,498                  9,940,267
PerkinElmer                                       82,793                  1,969,645
                                                                     --------------
Total                                                                    24,233,568
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.9%)
Cardinal Health                                  134,782                  9,785,173
HCA                                              133,304                  6,385,262
HealthSouth                                      133,858(b,e)               654,566
Magellan Health Services                              78(b)                   2,979
McKesson                                          21,994                  1,190,535
Medco Health Solutions                            58,900(b)               3,281,908
UnitedHealth Group                               166,773                  9,711,192
Universal Health  Services Cl B                    6,662                    334,632
                                                                     --------------
Total                                                                    31,346,247
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Kerzner Intl                                      31,608(b,c)             2,126,902
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Harman Intl Inds                                  28,261                  3,118,601
Sony                                              53,792(c)               2,569,933
                                                                     --------------
Total                                                                     5,688,534
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.2%)
Colgate-Palmolive                                 11,629                    633,548
Procter & Gamble                                 234,904                 14,077,797
Spectrum Brands                                  299,576(b)               5,712,914
                                                                     --------------
Total                                                                    20,424,259
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.5%)
General Electric                                 187,720                  6,170,357
Tyco Intl                                        124,190(c)               3,202,860
                                                                     --------------
Total                                                                     9,373,217
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

INSURANCE (3.0%)
ACE                                               69,501(c)          $    3,873,291
American Intl Group                              135,582                  8,997,221
Aon                                               37,175                  1,472,502
Arch Capital Group                                29,115(b,c)             1,646,744
Aspen Insurance Holdings                         102,384(c)               2,376,333
Chubb                                              6,317                    604,853
Hartford Financial  Services Group                 7,150                    589,017
                                                                     --------------
Total                                                                    19,559,961
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
eBay                                              83,541(b)               3,346,652
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
Google Cl A                                        9,097(b)               3,298,754
-----------------------------------------------------------------------------------

IT SERVICES (0.5%)
First Data                                        70,815                  3,195,881
-----------------------------------------------------------------------------------

MACHINERY (0.2%)
Caterpillar                                       17,766                  1,298,339
-----------------------------------------------------------------------------------

MEDIA (12.5%)
Cablevision Systems Cl A                          75,394(b)               1,979,093
Comcast Cl A                                     361,393(b)               9,696,174
Liberty Global Cl A                              436,398(b)               8,863,243
Liberty Global Series C                          151,643(b)               2,941,874
News Corp Cl A                                   270,525                  4,404,147
NTL                                              638,649(b)              42,055,037
Time Warner                                       15,457                    267,561
Viacom Cl B                                       45,933(b)               1,835,483
Vivendi Universal ADR                            259,786(c)               7,832,548
WorldSpace Cl A                                   70,574(b,e)               817,953
                                                                     --------------
Total                                                                    80,693,113
-----------------------------------------------------------------------------------

METALS & MINING (1.0%)
Coeur d'Alene Mines                              526,128(b)               2,914,749
Newmont Mining                                    63,189                  3,343,962
Ternium ADR                                       11,508(b,c)               271,013
                                                                     --------------
Total                                                                     6,529,724
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Federated Dept Stores                             18,932                  1,344,929
JC Penney                                         38,786                  2,274,411
Target                                            34,765                  1,891,216
                                                                     --------------
Total                                                                     5,510,556
-----------------------------------------------------------------------------------

OIL & GAS (3.6%)
Anadarko Petroleum                                25,075                  2,486,437
Chevron                                           25,704                  1,451,762
ConocoPhillips                                    24,686                  1,504,859
Devon Energy                                      14,220                    833,719
Exxon Mobil                                      220,599                 13,096,963
Marathon Oil                                      34,372                  2,426,663
Ultra Petroleum                                   19,187(b)                 998,491
                                                                     --------------
Total                                                                    22,798,894
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
154 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Growth Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
PHARMACEUTICALS (8.9%)
AstraZeneca                                      104,760(c)          $    4,837,562
Bristol-Myers Squibb                             124,195                  2,868,905
Johnson & Johnson                                109,223                  6,296,706
Merck & Co                                        64,273                  2,240,557
Novartis ADR                                      58,077(c)               3,092,600
Pfizer                                           950,331                 24,889,169
Roche Holding                                     18,306(c)               2,704,964
Schering-Plough                                  131,710                  2,436,635
Teva Pharmaceutical  Inds ADR                    109,066(c)               4,579,681
Wyeth                                             64,701                  3,222,110
                                                                     --------------
Total                                                                    57,168,889
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Analog Devices                                    52,089                  1,986,674
Applied Materials                                 31,142                    571,144
Freescale  Semiconductor Cl A                    171,748(b)               4,618,304
Freescale  Semiconductor Cl B                     54,019(b)               1,460,674
Integrated Device  Technology                    164,191(b)               2,438,236
Intel 208,335                                  4,291,701
PMC-Sierra                                        86,665(b)                 884,850
Texas Instruments                                 44,815                  1,337,728
                                                                     --------------
Total                                                                    17,589,311
-----------------------------------------------------------------------------------

SOFTWARE (3.3%)
Adobe Systems                                     60,086                  2,320,521
Compuware                                        149,112(b)               1,224,210
Mercury Interactive                               51,460(b)               1,826,830
Microsoft                                        439,936                 11,834,279
Oracle                                           324,246(b)               4,027,135
                                                                     --------------
Total                                                                    21,232,975
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SPECIALTY RETAIL (0.1%)
Best Buy                                          14,326             $      771,598
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Nike Cl B                                         56,835                  4,932,141
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Countrywide Financial                             59,136                  2,039,009
Fannie Mae                                        45,931                  2,511,507
Freddie Mac                                       25,599                  1,725,117
                                                                     --------------
Total                                                                     6,275,633
-----------------------------------------------------------------------------------

TOBACCO (1.8%)
Altria Group                                     163,855                 11,781,175
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (6.7%)
Centennial Communications                         37,574                    285,187
Hutchison Telecommunications  Intl ADR           271,447(b,c)             6,229,709
Motient                                           64,161(b)               1,516,766
NeuStar Cl A                                     205,198(b)               5,909,702
Orascom Telecom  Holding GDR                     201,134(c)              11,866,906
Partner  Communications ADR                       67,189(c)                 507,277
Vodafone Group                                 8,601,894(c)              16,479,317
                                                                     --------------
Total                                                                    42,794,864
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $585,826,593)                                                 $  602,521,279
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
OPTIONS PURCHASED (0.6%)
-----------------------------------------------------------------------------------
                                         EXERCISE     EXPIRATION
ISSUER                  CONTRACTS          PRICE         DATE              VALUE(a)
CALLS
Sprint Nextel             8,154            $22.50      Aug. 2006     $    2,323,890
-----------------------------------------------------------------------------------

PUTS
S&P 500 Index             4,546            125.00     Sept. 2006          1,375,165
-----------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $3,806,021)                                                   $    3,699,055
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.5%)(f)
-----------------------------------------------------------------------------------
                                               AMOUNT
                          EFFECTIVE          PAYABLE AT
ISSUER                      YIELD             MATURITY                     VALUE(a)
COMMERCIAL PAPER
Alpine Securitization
      03-13-06                4.52%          $ 5,000,000(d)          $    4,991,857
Deutsche Bank
      03-01-06                4.56            15,800,000                 15,797,998
Jupiter Securitization
      03-20-06                4.53            10,000,000(d)               9,974,889
Nieuw Amsterdam
      03-02-06                4.51            10,000,000(d)               9,997,495
      03-24-06                4.54            10,000,000(d)               9,969,800
Sheffield Receivable
      03-01-06                4.51            10,000,000(d)               9,998,747
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $60,738,433)                                                  $   60,730,786
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $650,371,047)(g)                                              $  666,951,120
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 155
--------------------------------------------------------------------------------

RiverSource VP - Growth Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 14.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $44,932,788 or 7.0% of net assets.

(e) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.2% of net assets. See Note 6 to the financial statements. 8.3% of net assets is the Fund's cash equivalent position.

(g) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $650,371,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 30,861,000
      Unrealized depreciation                                       (14,281,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 16,580,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
156 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - High Yield Bond Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
BONDS (94.2%)
--------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Communications & Power Inds
   Sr Sub Nts
      02-01-12                8.00%         $  5,300,000             $    5,445,750
CPI Holdco
   Sr Nts
      02-01-15               10.56             4,200,000(h)               4,347,000
DRS Technologies
      02-01-16                6.63             3,185,000                  3,200,925
      02-01-18                7.63             2,410,000                  2,476,275
DRS Technologies
   Sr Sub Nts
      11-01-13                6.88             5,395,000                  5,381,513
L-3 Communications
      06-15-12                7.63             4,425,000                  4,657,313
      07-15-13                6.13             1,920,000                  1,891,200
L-3 Communications
   Sr Sub Nts
   Series B
      10-15-15                6.38             7,930,000                  7,910,174
                                                                     --------------
Total                                                                    35,310,150
-----------------------------------------------------------------------------------

AUTOMOTIVE (4.4%)
Affinia Group
      11-30-14                9.00             4,550,000                  3,765,125
Ford Motor Credit
      06-16-08                6.63             7,025,000                  6,540,261
GMAC
      08-28-07                6.13             2,710,000                  2,581,318
      09-15-11                6.88            15,780,000                 14,129,001
      11-01-31                8.00             3,465,000                  3,170,475
Insurance Auto Auctions
      04-01-13               11.00             6,745,000                  7,031,663
Lear
   Series B
      05-15-09                8.11             7,725,000                  6,836,625
      08-01-14                5.75             8,545,000                  6,686,463
Tenneco
   Secured Series B
      07-15-13               10.25             3,475,000                  3,848,563
                                                                     --------------
Total                                                                    54,589,494
-----------------------------------------------------------------------------------

BROKERAGE (0.8%)
LaBranche & Co
   Sr Nts
      05-15-09                9.50               830,000                    888,100
      05-15-12               11.00             8,370,000                  9,311,625
                                                                     --------------
Total                                                                    10,199,725
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

BUILDING MATERIALS (3.1%)
Ainsworth Lumber
      10-01-12                7.25%         $  8,135,000(c)          $    7,606,224
Gibraltar Inds
   Sr Sub Nts
      12-01-15                8.00             5,710,000(d)               5,752,825
MAAX
   Sr Sub Nts
      06-15-12                9.75             3,295,000(c)               2,767,800
Norcraft Companies LP/Finance
   Sr Sub Nts
      11-01-11                9.00             5,190,000                  5,365,163
Norcraft Holdings LP/Capital
   Sr Disc Nts (Zero coupon through 09-01-08,
   thereafter 9.75%)
      09-01-12               10.20             7,935,000(f)               5,693,363
Nortek
   Sr Sub Nts
      09-01-14                8.50             1,950,000                  1,945,125
NTK Holdings
   Sr Disc Nts (Zero coupon through 09-01-09,
   thereafter 10.75%)
      03-01-14               12.33             5,510,000(f)               3,857,000
Panolam Inds Intl
   Sr Sub Nts
      10-01-13               10.75             2,725,000(d)               2,609,188
Ply Gem Inds
   Sr Sub Nts
      02-15-12                9.00             3,870,000                  3,483,000
                                                                     --------------
Total                                                                    39,079,688
-----------------------------------------------------------------------------------

CHEMICALS (3.4%)
Crystal US Holdings 3 LLC/Sub3
   Sr Disc Nts Series B
   (Zero coupon through 10-01-09,
   thereafter 10.50%)
      10-01-14                9.42             8,462,000(f)               6,579,205
Georgia Gulf
   Sr Nts
      12-15-13                7.13             5,005,000                  5,067,563
INVISTA
      05-01-12                9.25            15,110,000(d)              16,092,149
NALCO
   Sr Sub Nts
      11-15-13                8.88             3,845,000                  4,027,638
PQ
      02-15-13                7.50             7,240,000(d)               6,950,400
Resolution Performance Products LLC/Capital
   Secured
      04-15-10                9.50             3,520,000                  3,643,200
                                                                     --------------
Total                                                                    42,360,155
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

CONSTRUCTION MACHINERY (1.0%)
Case New Holland
   Sr Nts
      03-01-14                7.13%         $  5,975,000(d,g)        $    5,989,938
Neff Rental LLC/Finance
   Secured
      06-15-12               11.25             2,210,000(d)               2,397,850
United Rentals North America
      02-15-12                6.50             2,715,000                  2,711,606
United Rentals North America
   Sr Sub Nts
      02-15-14                7.00             1,645,000                  1,593,594
                                                                     --------------
Total                                                                    12,692,988
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.6%)
AAC Group Holding
   Sr Disc Nts (Zero coupon through 10-01-08,
   thereafter 10.25%)
      10-01-12               10.28             4,225,000(f)               3,163,469
Sealy Mattress
   Sr Sub Nts
      06-15-14                8.25             6,230,000                  6,510,350
Simmons Bedding
   Sr Disc Nts (Zero Coupon through 12-15-09,
   thereafter 10.00%)
      12-15-14               10.51             2,765,000(f)               1,659,000
Simmons Bedding
   Sr Sub Nts
      01-15-14                7.88             7,775,000                  7,464,000
Spectrum Brands
   Sr Sub Nts
      10-01-13                8.50            12,215,000                 11,146,187
Visant Holding
   Sr Disc Nts (Zero coupon through 12-01-08,
   thereafter 10.25%)
      12-01-13               10.14             3,350,000(f)               2,579,500
                                                                     --------------
Total                                                                    32,522,506
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.5%)
ALH Finance LLC/Finance
   Sr Sub Nts
      01-15-13                8.50             3,710,000                  3,580,150
Covalence Specialty Materials
   Sr Sub Nts
      03-01-16               10.25             4,365,000(d)               4,539,600
JohnsonDiversey
   Series B
      05-15-12                9.63             5,165,000                  5,294,125
TriMas
      06-15-12                9.88             6,085,000                  5,354,800
                                                                     --------------
Total                                                                    18,768,675
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 157
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
ELECTRIC (4.8%)
Aquila Canada Finance
      06-15-11                7.75%         $  2,005,000(c)          $    2,070,163
Aquila
   Sr Nts
      11-15-09                7.63             6,685,000                  6,852,125
      02-01-11                9.95             3,645,000                  4,055,063
Dynegy Holdings
      05-15-18                7.13             2,990,000                  2,915,250
Midwest Generation LLC
   Series B
      01-02-16                8.56             6,501,562                  7,062,386
Mirant Americas Generation LLC
   Sr Nts
      05-01-11                8.30             4,315,000                  4,514,569
Mirant North America LLC
   Sr Nts
      12-31-13                7.38             6,910,000(d)               7,091,387
NRG Energy
   Sr Nts
      02-01-14                7.25             8,825,000                  9,045,624
      02-01-16                7.38             5,725,000                  5,896,750
Reliant Energy
   Secured
      12-15-14                6.75             5,385,000                  4,886,888
Tenaska Alabama Partners LP
   Secured
      06-30-21                7.00             5,453,136(d)               5,628,809
                                                                     --------------
Total                                                                    60,019,014
-----------------------------------------------------------------------------------

ENTERTAINMENT (1.7%)
AMC Entertainment
      02-01-16               11.00             4,300,000(d)               4,326,875
AMC Entertainment
   Sr Sub Nts
      02-01-11                9.50             4,820,000                  4,560,926
Hit Entertainment
   Term Loan B
      02-24-12                8.88             2,700,000                  2,713,500
Six Flags
   Sr Nts
      06-01-14                9.63             2,620,000                  2,659,300
Speedway Motorsports
   Sr Sub Nts
      06-01-13                6.75             1,460,000                  1,485,550
United Artists Theatre Circuit
   Series AU4
      07-01-15                9.30             2,132,087                  2,110,766
United Artists Theatre Circuit
   Series AV2
      07-01-15                9.30               693,628                    686,691
Universal City Florida Holding I/II
   Sr Nts
      05-01-10                9.43             2,500,000(h)               2,537,500
                                                                     --------------
Total                                                                    21,081,108
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                       COUPON           PRINCIPAL                    VALUE(a)
                              RATE             AMOUNT

ENVIRONMENTAL (1.4%)
Allied Waste North America
   Sr Nts
      04-15-13                7.88%         $  5,680,000             $    5,907,200
Clean Harbors
      07-15-12               11.25             3,872,000                  4,356,000
Waste Services
   Sr Sub Nts
      04-15-14                9.50             7,530,000                  7,718,250
                                                                     --------------
Total                                                                    17,981,450
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.3%)
ASG Consolidated LLC/Finance
   Sr Disc Nts (Zero coupon through 11-01-08,
   thereafter 11.50%)
      11-01-11               12.16            11,075,000(f)               8,887,687
Cott Beverages USA
      12-15-11                8.00             2,465,000                  2,532,788
Pinnacle Foods Holding
   Sr Sub Nts
      12-01-13                8.25             4,405,000                  4,316,900
                                                                     --------------
Total                                                                    15,737,375
-----------------------------------------------------------------------------------

GAMING (6.1%)
Boyd Gaming
   Sr Sub Nts
      04-15-14                6.75             8,555,000                  8,533,612
      02-01-16                7.13             2,690,000                  2,723,625
CCM Merger
      08-01-13                8.00             2,980,000(d)               2,965,100
Circus & Eldorado Jt Venture/Silver Legacy Capital
   1st Mtge
      03-01-12               10.13             2,675,000                  2,875,625
Krezner Intl
   Sr Sub Nts
      10-01-15                6.75             6,790,000(c)               6,739,075
Majestic Star Casino LLC/Capital II
   Secured
      01-15-11                9.75             1,330,000(d)               1,366,575
MGM MIRAGE
   Sr Nts
      02-27-14                5.88            14,485,000                 13,941,812
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                6.13             6,675,000                  6,616,594
MTR Gaming Group
   Series B
      04-01-10                9.75               930,000                    996,263
Penn Natl Gaming
   Sr Sub Nts
      03-01-15                6.75             3,635,000                  3,653,175
River Rock Entertainment Authority
   Sr Nts
      11-01-11                9.75             6,105,000                  6,608,663
Seneca Gaming
   Sr Nts
      05-01-12                7.25             3,405,000                  3,456,075

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

GAMING (CONT.)
Station Casinos
   Sr Nts
      04-01-12                6.00%         $  7,605,000             $    7,605,000
Tunica-Biloxi Gaming Authority
   Sr Unsecured
      11-15-15                9.00             7,380,000(d)               7,564,500
Wheeling Island Gaming
      12-15-09               10.13               560,000                    585,900
                                                                     --------------
Total                                                                    76,231,594
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.2%)
Inergy LP/Finance
   Sr Nts
      03-01-16                8.25             2,065,000(d)               2,106,300
-----------------------------------------------------------------------------------

GAS PIPELINES (3.5%)
ANR Pipeline
      03-15-10                8.88             5,470,000                  5,845,083
Colorado Interstate Gas
   Sr Nts
      03-15-15                5.95             5,275,000                  5,203,635
      11-15-15                6.80             2,100,000(d)               2,184,000
Copano Energy LLC
   Sr Nts
      03-01-16                8.13             4,315,000(d)               4,487,600
El Paso Natural Gas
   Sr Nts Series A
      08-01-10                7.63             9,185,000                  9,665,311
Pacific Energy Partners LP/Finance
      09-15-15                6.25             1,755,000                  1,746,225
Southern Natural Gas
      03-15-10                8.88             5,625,000                  6,016,618
Southern Star Central
   Secured
      08-01-10                8.50             8,120,000                  8,668,100
                                                                     --------------
Total                                                                    43,816,572
-----------------------------------------------------------------------------------

HEALTH CARE (9.0%)
Accellent
      12-01-13               10.50             3,170,000(d)               3,328,500
Community Health Systems
   Sr Sub Nts
      12-15-12                6.50             6,060,000                  5,999,400
CRC Health
   Sr Sub Nts
      02-01-16               10.75             3,090,000(d)               3,190,425
DaVita
      03-15-13                6.63             1,015,000                  1,030,225
      03-15-15                7.25             9,475,000                  9,664,500
HCA
      02-15-16                6.50             3,055,000                  3,041,741
HCA
   Sr Unsecured
      12-01-09                5.50               640,000                    629,743
      01-15-15                6.38             8,630,000                  8,616,460
IASIS Healthcare LLC/Capital
   Sr Sub Nts
      06-15-14                8.75            10,250,000                 10,403,749

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
158 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
HEALTH CARE (CONT.)
LifeCare Holdings
   Sr Sub Nts
      08-15-13                9.25%         $  4,060,000(d)          $    2,019,850
MedCath Holdings
   Sr Nts
      07-15-12                9.88             7,050,000                  7,323,188
Omnicare
   Sr Sub Nts
      12-15-13                6.75             5,780,000                  5,881,150
      12-15-15                6.88             5,685,000                  5,798,700
Select Medical
      02-01-15                7.63             7,090,000                  6,061,950
      09-15-15                9.93             6,685,000(d,h)             5,381,425
Tenet Healthcare
   Sr Nts
      02-01-15                9.50             1,080,000(d)               1,082,700
Triad Hospitals
   Sr Nts
      05-15-12                7.00             8,605,000                  8,777,100
US Oncology
      08-15-14               10.75             2,215,000                  2,447,575
US Oncology Holdings
   Sr Nts
      03-15-15                9.26             6,280,000(h)               6,248,600
Vanguard Health Holding I LLC
   Sr Disc Nts (Zero coupon through 10-01-09,
   thereafter 11.25%)
      10-01-15               10.69             4,665,000(f)               3,452,100
Vanguard Health Holding II LLC
   Sr Sub Nts
      10-01-14                9.00             8,150,000                  8,496,375
VWR Intl
   Sr Sub Nts
      04-15-14                8.00             1,870,000                  1,870,000
                                                                     --------------
Total                                                                   110,745,456
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (1.5%)
K Hovnanian Enterprises
      05-15-16                7.50             1,995,000                  1,996,496
Meritage Homes
      03-15-15                6.25             4,930,000                  4,436,999
Standard-Pacific
   Sr Nts
      08-15-15                7.00             4,725,000                  4,358,813
Stanley-Martin Communities LLC
      08-15-15                9.75             3,320,000(d)               2,971,400
WCI Communities
      03-15-15                6.63             2,035,000                  1,785,713
William Lyon Homes
   Sr Nts
      02-15-14                7.50             3,430,000                  2,889,775
                                                                     --------------
Total                                                                    18,439,196
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

INDEPENDENT ENERGY (3.5%)
Chesapeake Energy
   Sr Nts
      09-15-13                7.50%             $595,000             $      632,931
      06-15-14                7.50             2,177,000                  2,318,505
      08-15-14                7.00             8,591,000                  8,913,163
      06-15-15                6.38             3,060,000                  3,060,000
Compton Petroleum Finance
      12-01-13                7.63             4,090,000(c)               4,182,025
Encore Acquisition
   Sr Sub Nts
      04-15-14                6.25             2,300,000                  2,254,000
      07-15-15                6.00             5,500,000                  5,225,000
      12-01-17                7.25             2,740,000                  2,787,950
Hilcorp Energy I LP/Finance
   Sr Nts
      11-01-15                7.75             5,560,000(d)               5,629,500
Newfield Exploration
   Sr Sub Nts
      09-01-14                6.63             3,970,000                  4,099,025
VeraSun Energy
   Secured
      12-15-12                9.88             4,395,000(d)               4,680,675
                                                                     --------------
Total                                                                    43,782,774
-----------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Denbury Resources
   Sr Sub Nts
      12-15-15                7.50             2,075,000                  2,178,750
-----------------------------------------------------------------------------------
LODGING (0.8%)
Vail Resorts
   Sr Sub Nts
      02-15-14                6.75             9,480,000                  9,515,550
-----------------------------------------------------------------------------------

MEDIA CABLE (5.0%)
CCH I LLC
   Secured
      10-01-15               11.00             2,824,000(d)               2,375,690
CCO Holdings LLC/Capital
   Sr Nts
      12-15-10                8.62             4,020,000(h)               4,020,000
      11-15-13                8.75             3,560,000                  3,471,000
Charter Communications Operating LLC/Capital
   Sr Nts
      04-30-12                8.00             5,765,000(d)               5,808,238
CSC Holdings
   Sr Nts
      04-15-12                7.25             8,750,000(d)               8,509,374
CSC Holdings
   Sr Sub Deb
      05-15-16               10.50             1,235,000                  1,309,100
DIRECTV Holdings LLC
      06-15-15                6.38             6,000,000                  5,977,500
DIRECTV Holdings LLC/Financing
   Sr Nts
      03-15-13                8.38             2,780,000                  2,995,450

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

MEDIA CABLE (CONT.)
Echostar DBS
      10-01-14                6.63%         $  4,045,000             $    3,933,763
      02-01-16                7.13             3,965,000(d)               3,915,438
Echostar DBS
   Sr Nts
      10-01-11                6.38             4,845,000                  4,735,988
Mediacom LLC/Capital
   Sr Nts
      01-15-13                9.50             1,435,000                  1,435,000
Quebecor Media
   Sr Nts
      03-15-16                7.75             4,630,000(c,d)             4,780,475
Videotron Ltee
      01-15-14                6.88             9,070,000(c)               9,274,074
                                                                     --------------
Total                                                                    62,541,090
-----------------------------------------------------------------------------------

MEDIA NON CABLE (7.9%)
Emmis Operating
   Sr Sub Nts
      05-15-12                6.88             6,090,000                  5,968,200
Entercom Radio LLC/Capital
      03-01-14                7.63             2,090,000                  2,131,800
Lamar Media
      01-01-13                7.25             6,275,000                  6,471,094
      08-15-15                6.63             3,475,000                  3,514,094
Liberty Media
      07-15-29                8.50             2,915,000                  2,957,023
Liberty Media
   Sr Nts
      05-15-13                5.70            15,620,000                 14,629,894
LIN TV
   Series B
      05-15-13                6.50             4,675,000                  4,435,406
LodgeNet Entertainment
   Sr Sub Deb
      06-15-13                9.50             3,990,000                  4,329,150
Medianews Group
   Sr Sub Nts
      04-01-14                6.38             3,700,000                  3,348,500
PanAmSat
      08-15-14                9.00             1,580,000                  1,666,900
Radio One
      02-15-13                6.38             5,315,000                  5,102,400
Rainbow Natl Services LLC
   Sr Nts
      09-01-12                8.75             8,615,000(d)               9,282,663
Rainbow Natl Services LLC
   Sr Sub Deb
      09-01-14               10.38             3,775,000(d)               4,270,469
RH Donnelley
   Sr Disc Nts
      01-15-13                6.88            11,185,000(d)              10,430,012
      01-15-13                6.88             1,370,000(d)               1,277,525
RH Donnelley
   Sr Nts
      01-15-13                6.88            10,845,000                 10,194,299

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 159
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
MEDIA NON CABLE (CONT.)
Sinclair Broadcast Group
      03-15-12                8.00%         $  2,510,000             $    2,563,338
Sun Media
      02-15-13                7.63             5,020,000(c)               5,176,875
                                                                     --------------
Total                                                                    97,749,642
-----------------------------------------------------------------------------------

METALS (1.2%)
Euramax
   Term Loan B
      08-08-13               11.54             1,600,000(g)               1,540,000
      08-08-13               11.54             4,250,000                  4,090,625
Indalex Holding
   Secured
      02-01-14               11.50             4,380,000(d)               4,270,500
Massey Energy
   Sr Nts
      12-15-13                6.88             1,740,000(d)               1,735,650
Novelis
   Sr Nts
      02-15-15                7.25             3,000,000(c,d)             2,910,000
                                                                     --------------
Total                                                                    14,546,775
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.9%)
Bristow Group
      06-15-13                6.13               775,000                    736,250
Chaparral Energy
   Sr Nts
      12-01-15                8.50             3,120,000(d)               3,299,400
Chart Inds
   Sr Sub Nts
      10-15-15                9.13             4,855,000(d)               5,037,062
Grant Prideco
   Sr Unsecured
      08-15-15                6.13             1,485,000(d)               1,496,138
                                                                     --------------
Total                                                                    10,568,850
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.9%)
Cardtronics
   Sr Sub Nts
      08-15-13                9.25             7,370,000(d)               7,333,150
Dow Jones CDX NA High Yield
   Series 5-T1
      12-29-10                8.75            14,900,000(d)              15,235,250
Residential Capital
      02-22-11                6.00             6,280,000                  6,239,902
Triad Acquisition
   Sr Unsecured
   Series B
      05-01-13               11.13             7,665,000                  7,626,675
                                                                     --------------
Total                                                                    36,434,977
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

PACKAGING (0.8%)
Owens-Brockway Glass Container
      05-15-13                8.25%         $  6,060,000             $    6,317,550
Owens-Brockway Glass Container
   Secured
      11-15-12                8.75             1,835,000                  1,972,625
Plastipak Holdings
   Sr Nts
      12-15-15                8.50             1,895,000(d)               1,956,588
                                                                     --------------
Total                                                                    10,246,763
-----------------------------------------------------------------------------------

PAPER (6.5%)
Boise Cascade LLC
      10-15-14                7.13             9,070,000                  8,616,500
Cascades
   Sr Nts
      02-15-13                7.25             8,675,000(c)               7,850,875
Crown Americas LLC/Capital
   Sr Nts
      11-15-15                7.75            11,350,000(d)              11,832,374
Domtar
      12-01-13                5.38             8,015,000(c)               6,251,700
      08-15-15                7.13             1,075,000(c)                 900,313
Georgia-Pacific
      06-15-15                7.70            10,455,000                 10,507,275
Georgia-Pacific
   Term Loan B
      02-17-12                6.75             4,600,000(g)               4,632,430
      02-17-13                7.75             1,900,000(g)               1,937,202
Jefferson Smurfit US
      10-01-12                8.25             3,345,000                  3,269,738
      06-01-13                7.50             4,195,000                  3,922,325
JSG Funding
   Sr Nts
      10-01-12                9.63             6,145,000(c)               6,436,888
NewPage
   Sr Sub Nts
      05-01-13               12.00            12,870,000                 13,191,749
Smurfit-Stone Container Enterprises
   Sr Nts
      02-01-11                9.75             1,555,000                  1,599,706
                                                                     --------------
Total                                                                    80,949,075
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
CDRV Investors
   Sr Disc Nts (Zero coupon through 01-01-10,
   thereafter 9.63%)
      01-01-15               10.64             6,300,000(f)               4,315,500
Warner Chilcott
      02-01-15                9.00            10,725,000(d)              10,537,313
                                                                     --------------
Total                                                                    14,852,813
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

RETAILERS (4.0%)
Blockbuster
   Sr Sub Nts
      09-01-12               10.00%         $  4,190,000(d)          $    3,582,450
CSK Auto
      01-15-14                7.00             5,275,000                  4,958,500
Flooring America
   Series B
      10-15-07                9.25             1,109,000(b,i,j)                  --
General Nutrition Centers
      01-15-11                8.63             3,165,000                  3,165,000
General Nutrition Centers
   Sr Sub Nts
      12-01-10                8.50             5,160,000                  4,837,500
NBTY
   Sr Sub Nts
      10-01-15                7.13             4,655,000(d)               4,410,613
Toys "R" Us
      04-15-13                7.88             9,630,000                  7,992,900
Toys "R" Us
   Term Loan B
      08-21-06                9.86             4,547,000(g,i)             4,541,316
      08-21-06                9.86             7,169,474(i)               7,160,512
United Auto Group
      03-15-12                9.63             8,070,000                  8,655,075
                                                                     --------------
Total                                                                    49,303,866
-----------------------------------------------------------------------------------

TECHNOLOGY (0.9%)
SS&C Technologies
      12-01-13               11.75             1,785,000(d)               1,874,250
SunGard Data Systems
   Sr Sub Nts
      08-15-15               10.25             2,700,000(d)               2,831,625
SunGard Data Systems
   Sr Unsecured
      08-15-13                9.13             5,535,000(d)               5,887,856
                                                                     --------------
Total                                                                    10,593,731
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.4%)
Hertz
   Sr Sub Nts
      01-01-16               10.50             8,010,000(d)               8,630,775
Quality Distribution LLC/Capital
      01-15-12                9.10             9,905,000(h)               9,310,700
                                                                     --------------
Total                                                                    17,941,475
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
160 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
WIRELESS (3.7%)
American Tower
   Sr Nts
      10-15-12                7.13%         $  5,035,000             $    5,274,163
Centennial Communications
   Sr Nts
      01-01-13               10.00             3,505,000(d)               3,636,438
      01-01-13               10.25             2,455,000(d,h)             2,528,650
Centennial Communications/Cellular Operating LLC
   Sr Nts
      02-01-14                8.13             5,965,000                  6,084,300
Dobson Cellular Systems
   Secured
      11-01-12                9.88             5,905,000                  6,451,213
Dobson Communications
   Sr Nts
      10-15-12                8.85             5,225,000(d,h)             5,172,750
Rogers Wireless
   Secured
      12-15-10                7.62             1,605,000(c,h)             1,661,175
      12-15-12                7.25             1,765,000(c)               1,873,106
Rogers Wireless
   Sr Sub Nts
      12-15-12                8.00             7,780,000(c)               8,305,149
Rural Cellular
   Sr Sub Nts
      11-01-12               10.43             4,435,000(d,h)             4,568,050
                                                                     --------------
Total                                                                    45,554,994
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

WIRELINES (4.2%)
Cincinnati Bell
      02-15-15                7.00%         $  4,125,000             $    4,119,844
Cincinnati Bell
   Sr Sub Nts
      01-15-14                8.38             2,055,000                  2,075,550
Citizens Communications
   Sr Nts
      01-15-13                6.25            10,065,000                  9,876,281
GCI
   Sr Nts
      02-15-14                7.25             7,070,000                  6,946,275
Qwest Communications Intl
      02-15-14                7.50             1,640,000                  1,685,100
Qwest
   Sr Nts
      06-15-15                7.63             7,950,000                  8,526,375
Qwest
   Term Loan B
      06-30-10                6.95            10,555,000                 10,728,735
Valor Telecommunications Enterprises LLC/Finance
      02-15-15                7.75             7,880,000                  8,205,050
                                                                     --------------
Total                                                                    52,163,210
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,166,510,586)                                               $1,170,605,781
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (--%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

Link Energy LLC Unit                             494,265(b)          $        9,885
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,913,363)                                                   $        9,885
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (0.4%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

GNC
   12.00% Pay-in-kind
      Series A                                     2,105(k)          $    1,894,500
SGW Holding
   12.50% Cm Pay-in-kind
      Series B                                    20,650(b,i,j,k)                --
   Cv Series A                                     9,677(b,i,j)                  --
   Warrants                                          250(b,i,j)                  --
Varde Fund V LP                                5,000,000(b,e,i)           2,126,500
Wayland Investment LLC                         6,000,000(e,i)               568,020
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $3,426,940)                                                   $    4,589,020
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (4.1%)
-----------------------------------------------------------------------------------
                                               AMOUNT
ISSUER                    EFFECTIVE          PAYABLE AT
                            YIELD             MATURITY                     VALUE(a)

COMMERCIAL PAPER
Chesham Finance LLC
      03-01-06                4.57%         $ 34,400,000             $   34,395,633
Dakota Nts
      03-01-06                4.57            16,700,000(l)              16,697,880
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $51,100,000)                                                  $   51,093,513
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,224,950,889)(m)                                            $1,226,298,199
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 161
--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Feb. 28, 2006, the value of foreign securities represented 6.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $269,754,337 or 21.7% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $18,572,708.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(i)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

       SECURITY                                  ACQUISITION               COST
                                                    DATES
      --------------------------------------------------------------------------
       Flooring America
         9.25% Series B 2007               10-09-97 thru 12-17-02    $1,236,852
       SGW Holding
         12.50% Cm Pay-in-kind Series B    08-12-97 thru 04-15-03       271,392
         Cv Series A                              08-12-97              100,002
         Warrants                                 08-12-97               78,900
       Toys "R" Us
         9.86% Term Loan B 2006            08-24-05 thru 01-06-06    11,690,713
       Varde Fund LP                       04-27-00 thru 06-19-00            --*
       Wayland Investment LLC                     05-19-00              791,383

      * The original cost for this position in fiscal year 2004 was $5,000,000. During the prior year $5,000,000 was returned to the Fund in the form of return of capital.

(j)   Negligible market value.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $16,697,880 or 1.3% of net assets.

(m) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $1,224,951,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $22,618,000
      Unrealized depreciation                                       (21,271,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 1,347,000
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
162 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Income Opportunities Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
BONDS (95.0%)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
ASSET-BACKED (0.6%)
Metris Master Trust
   Series 2001-2 Cl C
      11-20-09                6.47%         $    175,000(d,e)        $      175,156
Metris Master Trust
   Series 2004-2 Cl D
      10-20-10                7.82               275,000(d,e)               277,805
Metris Master Trust
   Series 2005-1A Cl D
      03-21-11                6.47                75,000(d,e)                75,180
                                                                     --------------
Total                                                                       528,141
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (2.5%)
Communications & Power Inds
   Sr Sub Nts
      02-01-12                8.00               455,000                    467,513
CPI Holdco
   Sr Nts
      02-01-15               10.56               200,000(e)                 207,000
DRS Technologies
      02-01-16                6.63               460,000                    462,300
DRS Technologies
   Sr Sub Nts
      11-01-13                6.88               400,000                    399,000
L-3 Communications
      06-15-12                7.63               150,000                    157,875
      07-15-13                6.13               175,000                    172,375
L-3 Communications
   Sr Sub Nts
      01-15-15                5.88               225,000                    216,000
L-3 Communications
   Sr Sub Nts
   Series B
      10-15-15                6.38               200,000                    199,500
                                                                     --------------
Total                                                                     2,281,563
-----------------------------------------------------------------------------------

AUTOMOTIVE (3.4%)
Ford Motor Credit
      06-16-08                6.63               560,000                    521,359
GMAC
      08-28-07                6.13               290,000                    276,230
      09-15-11                6.88             1,650,000                  1,477,367
      11-01-31                8.00               285,000                    260,775
Lear
   Series B
      05-15-09                8.11               620,000                    548,700
                                                                     --------------
Total                                                                     3,084,431
-----------------------------------------------------------------------------------

BROKERAGE (0.5%)
LaBranche & Co
   Sr Nts
      05-15-12               11.00               380,000                    422,750
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

BUILDING MATERIALS (1.1%)
Ainsworth Lumber
      10-01-12                7.25%         $    375,000(c)          $      350,625
Norcraft Companies LP/Finance
   Sr Sub Nts
      11-01-11                9.00               645,000                    666,769
                                                                     --------------
Total                                                                     1,017,394
-----------------------------------------------------------------------------------

CHEMICALS (4.2%)
BCP Crystal US Holdings
   Sr Sub Nts
      06-15-14                9.63               326,000                    364,713
Georgia Gulf
   Sr Nts
      12-15-13                7.13               640,000                    648,000
INVISTA
      05-01-12                9.25               580,000(d)                 617,700
MacDermid
      07-15-11                9.13               275,000                    290,125
NALCO
   Sr Nts
      11-15-11                7.75               600,000                    610,500
PQ
      02-15-13                7.50               765,000(d)                 734,400
Resolution Performance Products LLC/Capital
   Secured
      04-15-10                9.50               510,000                    527,850
                                                                     --------------
Total                                                                     3,793,288
-----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.5%)
Case New Hollard
   Sr Nts
      03-01-14                7.13               415,000(b,d)               416,038
Gardner Denver
      05-01-13                8.00               135,000                    141,750
Neff Rental LLC/Finance
   Secured
      06-15-12               11.25                60,000(d)                  65,100
United Rentals North America
      02-15-12                6.50               745,000                    744,068
                                                                     --------------
Total                                                                     1,366,956
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.6%)
Sealy Mattress
   Sr Sub Nts
      06-15-14                8.25               830,000                    867,350
Simmons Bedding
   Sr Sub Nts
      01-15-14                7.88               125,000                    120,000
Spectrum Brands
   Sr Sub Nts
      10-01-13                8.50               525,000                    479,063
                                                                     --------------
Total                                                                     1,466,413
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                       COUPON           PRINCIPAL                    VALUE(a)
                              RATE             AMOUNT

DIVERSIFIED MANUFACTURING (1.2%)
ALH Finance LLC/Finance
   Sr Sub Nts
      01-15-13                8.50%         $     85,000             $       82,025
Covalence Specialty Materials
   Sr Sub Nts
      03-01-16               10.25               270,000 (d)                280,800
JohnsonDiversey
   Series B
      05-15-12                9.63               315,000                    322,875
TriMas
      06-15-12                9.88               170,000                    149,600
Valmont Inds
      05-01-14                6.88               245,000                    245,613
                                                                     --------------
Total                                                                     1,080,913
-----------------------------------------------------------------------------------

ELECTRIC (9.2%)
Aquila Canada Finance
      06-15-11                7.75             1,056,000(c)               1,090,319
Aquila
   Sr Nts
      11-15-09                7.63               180,000                    184,500
      02-01-11                9.95                50,000                     55,625
CMS Energy
   Sr Unsecured
      12-15-15                6.88               225,000                    230,063
DPL
   Sr Nts
      09-01-11                6.88                54,000                     56,685
Dynegy Holdings
      05-15-18                7.13               185,000                    180,375
IPALCO Enterprises
   Secured
      11-14-08                8.38                65,000                     69,306
      11-14-11                8.63               970,000                  1,074,275
Midwest Generation LLC
   Series B
      01-02-16                8.56               561,266                    609,681
Mirant North America LLC
   Sr Nts
      12-31-13                7.38               850,000(d)                 872,313
Nevada Power
      04-15-12                6.50               600,000                    618,750
NRG Energy
   Sr Nts
      02-01-14                7.25               550,000                    563,750
      02-01-16                7.38               355,000                    365,650
Pacific Gas & Electric
      03-01-34                6.05               125,000                    129,185
PacifiCorp
   1st Mtge
      06-15-35                5.25               250,000                    233,811

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 163
--------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
ELECTRIC (CONT.)
Potomac Edison
   1st Mtge
      11-15-14                5.35%         $    310,000             $      306,644
Reliant Energy
   Secured
      07-15-13                9.50               185,000                    188,700
      12-15-14                6.75               375,000                    340,313
Sierra Pacific Power
      04-15-12                6.25                75,000                     76,500
Southern California Edison
   1st Mtge Series 2005-E
      07-15-35                5.35               345,000                    329,890
Tenaska Alabama Partners LP
   Secured
      06-30-21                7.00               595,971(d)                 615,170
                                                                     --------------
Total                                                                     8,191,505
-----------------------------------------------------------------------------------

ENTERTAINMENT (1.0%)

AMC Entertainment
   Series B
      08-15-12                8.63               425,000                    443,063
Speedway Motorsports
   Sr Sub Nts
      06-01-13                6.75               200,000                    203,500
Universal City Florida Holding I/II
   Sr Nts
      05-01-10                8.38               150,000                    149,625
      05-01-10                9.43               110,000(e)                 111,650
                                                                     --------------
Total                                                                       907,838
-----------------------------------------------------------------------------------

ENVIRONMENTAL (1.0%)

Allied Waste North America
   Secured
      04-15-11                6.38               225,000                    221,625
Allied Waste North America
   Secured Series B
      02-15-11                5.75               260,000                    248,950
Allied Waste North America
   Series B
      09-01-12                9.25               235,000                    254,975
Clean Harbors
      07-15-12               11.25               120,000                    135,000
                                                                     --------------
Total                                                                       860,550
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.4%)
American Seafoods Group LLC
      04-15-10               10.13               250,000                    263,438
ASG Consolidated LLC/Finance Sr Disc Nts (Zero coupon through 11-01-08, thereafter 11.50%)
      11-01-11                9.86               190,000(f)                 152,475
Cott Beverages USA
      12-15-11                8.00               575,000                    590,812
Pinnacle Foods Holding
   Sr Sub Nts
      12-01-13                8.25               280,000                    274,400
                                                                     --------------
Total                                                                     1,281,125
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

GAMING (7.3%)
Boyd Gaming
   Sr Sub Nts
      04-15-14                6.75%         $     20,000             $       19,950
      02-01-16                7.13               670,000                    678,374
Caesars Entertainment
   Sr Nts
      04-15-13                7.00               245,000                    259,256
Caesars Entertainment
   Sr Sub Nts
      03-15-10                7.88                50,000                     53,313
CCM Merger
      08-01-13                8.00               170,000(d)                 169,150
Circus & Eldorado Jt Venture/Silver Legacy Capital
   1st Mtge
      03-01-12               10.13               600,000                    644,999
Kerzner Intl
   Sr Sub Nts
      10-01-15                6.75               310,000(c)                 307,675
Majestic Star Casino LLC/Capital
      10-15-10                9.50               550,000                    588,499
Majestic Star Casino LLC/Capital II
   Secured
      01-15-11                9.75                65,000(d)                  66,788
MGM MIRAGE
      09-15-10                8.50               170,000                    184,238
      02-01-11                8.38               245,000                    262,763
      07-15-15                6.63               100,000                    100,375
MGM MIRAGE
   Sr Nts
      12-15-11                6.38               100,000                    100,250
      09-01-12                6.75               225,000                    228,656
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                6.13               365,000                    361,806
MTR Gaming Group
   Series B
      04-01-10                9.75               210,000                    224,963
River Rock Entertainment Authority
   Sr Nts
      11-01-11                9.75               285,000                    308,513
San Pasqual Casino
      09-15-13                8.00                95,000(d)                  96,900
Seneca Gaming
   Sr Nts
      05-01-12                7.25               190,000                    192,850
Station Casinos
   Sr Nts
      04-01-12                6.00               100,000                    100,000
Station Casinos
   Sr Sub Nts
      03-01-16                6.88               235,000                    239,113
Tunica-Biloxi Gaming Authority
   Sr Unsecured
      11-15-15                9.00               995,000(d)               1,019,874
Wheeling Island Gaming
      12-15-09               10.13               310,000                    324,338
                                                                     --------------
Total                                                                     6,532,643
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

GAS DISTRIBUTORS (0.3%)
Inergy LP/Finance
   Sr Nts
      03-01-16                8.25%         $    255,000(d)          $      260,100
-----------------------------------------------------------------------------------

GAS PIPELINES (6.0%)
ANR Pipeline
      03-15-10                8.88               450,000                    480,857
Colorado Interstate Gas
   Sr Nts
      03-15-15                5.95               185,000                    182,497
      11-15-15                6.80               135,000(d)                 140,400
Copano Energy LLC
   Sr Nts
      03-01-16                8.13               245,000(d)                 254,800
El Paso Natural Gas
   Sr Nts Series A
      08-01-10                7.63               185,000                    194,674
Energy Transfer Partners LP
      02-01-15                5.95               320,000                    321,296
Energy Transfer Partners LP
   Sr Unsecured
      08-01-12                5.65               250,000(d)                 248,189
Pacific Energy Partners LP/Finance
      09-15-15                6.25               235,000                    233,825
Southern Natural Gas
      03-15-10                8.88                50,000                     53,481
Southern Star Central
   Secured
      08-01-10                8.50               495,000                    528,413
Tennessee Gas Pipeline
      12-15-11                6.00             1,071,000                  1,044,224
Transcontinental Gas Pipe Line
      07-15-26                7.08               425,000                    454,750
      12-01-26                7.25               400,000                    435,500
Transcontinental Gas Pipe Line
   Series B
      08-15-11                7.00               150,000                    157,500
Transcontinental Gas Pipe Line
   Sr Nts Series B
      07-15-12                8.88               100,000                    115,250
Williams Companies
      09-01-21                7.88               475,000                    530,813
                                                                     --------------
Total                                                                     5,376,469
-----------------------------------------------------------------------------------

HEALTH CARE (7.2%)
Accellent
      12-01-13               10.50               110,000(d)                 115,500
Coventry Health Care
   Sr Nts
      01-15-12                5.88               215,000                    214,731
DaVita
      03-15-13                6.63               440,000                    446,600
      03-15-15                7.25               525,000                    535,500
HCA
      02-15-16                6.50               225,000                    224,024

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
164 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
HEALTH CARE (CONT.)
HCA
   Sr Nts
      02-01-11                7.88%         $     75,000             $       80,142
      05-01-12                6.95               550,000                    565,785
      03-15-14                5.75               385,000                    368,135
HCA
   Sr Unsecured
      12-01-09                5.50                 5,000                      4,920
      01-15-15                6.38               380,000                    379,404
IASIS Healthcare LLC/Capital
   Sr Sub Nts
      06-15-14                8.75               450,000                    456,750
MedCath Holdings
   Sr Nts
      07-15-12                9.88               445,000                    462,244
Omnicare
   Sr Sub Nts
      12-15-13                6.75               300,000                    305,250
      12-15-15                6.88               570,000                    581,399
Select Medical
      02-01-15                7.63               385,000                    329,175
      09-15-15                9.93               330,000(d,e)               265,650
Triad Hospitals
   Sr Nts
      05-15-12                7.00               680,000                    693,599
US Oncology
      08-15-12                9.00               415,000                    444,050
                                                                     --------------
Total                                                                     6,472,858
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (1.3%)
DR Horton
   Sr Nts
      02-15-15                5.25               115,000                    106,927
DR Horton
   Sr Sub Nts
      09-15-10                9.75               100,000                    113,751
K. Hovnanian Enterprises
      05-15-16                7.50               140,000                    140,105
Meritage Homes
      03-15-15                6.25               205,000                    184,500
Meritage Homes
   Sr Nts
      05-01-14                7.00               150,000                    141,563
Standard-Pacific
   Sr Nts
      05-15-11                6.88                75,000                     72,281
      08-15-15                7.00               320,000                    295,200
Stanley-Martin Communities LLC
      08-15-15                9.75                90,000(d)                  80,550
                                                                     --------------
Total                                                                     1,134,877
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

INDEPENDENT ENERGY (4.7%)
Chesapeake Energy
   Sr Nts
      09-15-13                7.50%         $     20,000             $       21,275
      06-15-14                7.50                15,000                     15,975
      08-15-14                7.00               230,000                    238,625
      06-15-15                6.38             1,275,000                  1,274,999
Compton Petroleum Finance
      12-01-13                7.63               160,000(c)                 163,600
Encore Acquisition
   Sr Sub Nts
      04-15-14                6.25               525,000                    514,500
      07-15-15                6.00               225,000                    213,750
Hilcorp Energy I LP/Finance
   Sr Nts
      11-01-15                7.75               495,000(d)                 501,188
Newfield Exploration
   Sr Nts
      03-01-11                7.63               135,000                    145,463
Newfield Exploration
   Sr Sub Nts
      08-15-12                8.38               600,000                    643,500
VeraSun Energy
   Secured
      12-15-12                9.88               470,000(d)                 500,550
                                                                     --------------
Total                                                                     4,233,425
-----------------------------------------------------------------------------------

INTEGRATED ENERGY (0.1%)
Denbury Resources
   Sr Sub Nts
      12-15-15                7.50               100,000                    105,000
-----------------------------------------------------------------------------------

LODGING (0.9%)
ITT
      11-15-15                7.38               375,000                    406,875
Vail Resorts
   Sr Sub Nts
      02-15-14                6.75               395,000                    396,481
                                                                     --------------
Total                                                                       803,356
-----------------------------------------------------------------------------------

MEDIA CABLE (4.0%)
Charter Communications Operating LLC/Capital
   Sr Nts
      04-30-12                8.00               200,000(d)                 201,500
      04-30-14                8.38               520,000(d)                 523,899
CSC Holdings
   Sr Nts
      07-15-08                7.25                75,000                     75,938
CSC Holdings
   Sr Nts Series B
      07-15-09                8.13               485,000                    500,156
      04-01-11                7.63               370,000                    372,775
DIRECTV Holdings LLC
      06-15-15                6.38               235,000                    234,119
Echostar DBS
      10-01-14                6.63               210,000                    204,225
      02-01-16                7.13               475,000(d)                 469,063

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

MEDIA CABLE (CONT.)
Echostar DBS
   Sr Nts
      10-01-11                6.38%         $    185,000             $      180,838
Quebecor Media
   Sr Nts
      03-15-16                7.75               210,000(c,d)               216,825
Videotron Ltee
      01-15-14                6.88               595,000(c)                 608,387
                                                                     --------------
Total                                                                     3,587,725
-----------------------------------------------------------------------------------

MEDIA NON CABLE (9.2%)
Dex Media West LLC/Finance
   Sr Nts Series B
      08-15-10                8.50             1,410,000                  1,494,599
Dex Media
   (Zero coupon through 11-15-08,
   thereafter 9.00%)
      11-15-13                8.11               300,000(f)                 252,000
Emmis Operating
   Sr Sub Nts
      05-15-12                6.88               435,000                    426,300
Entercom Radio LLC/Capital
      03-01-14                7.63               467,000                    476,340
Lamar Media
      01-01-13                7.25               510,000                    525,938
      08-15-15                6.63               110,000                    111,238
Liberty Media
      07-15-29                8.50               175,000                    177,523
Liberty Media
   Sr Nts
      05-15-13                5.70               865,000                    810,169
LIN TV
   Series B
      05-15-13                6.50                60,000                     56,925
LIN TV
   Sr Sub Nts
      05-15-13                6.50               505,000                    479,119
Media News Group
   Sr Sub Nts
      10-01-13                6.88               155,000(d)                 144,538
Radio One
      02-15-13                6.38               285,000                    273,600
Radio One
   Series B
      07-01-11                8.88               160,000                    168,000
Rainbow Natl Services LLC
   Sr Nts
      09-01-12                8.75               130,000(d)                 140,075
Rainbow Natl Services LLC
   Sr Sub Deb
      09-01-14               10.38               250,000(d)                 282,813
RH Donnelley
      12-15-12               10.88               250,000                    281,250
RH Donnelley
   Sr Disc Nts
      01-15-13                6.88               170,000(d)                 158,525
Salem Communications
      12-15-10                7.75               849,000                    871,285

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 165
--------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

-----------------------------------------------------------------------------------
  BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
MEDIA NON CABLE (CONT.)
Sinclair Broadcast Group
      03-15-12                8.00%         $    265,000             $      270,631
Sun Media
      02-15-13                7.63               700,000(c)                 721,875
                                                                     --------------
Total                                                                     8,122,743
-----------------------------------------------------------------------------------

METALS (1.2%)
California Steel Inds
   Sr Nts
      03-15-14                6.13               150,000                    147,000
Euramax
   Term Loan B
      08-08-13               11.54               500,000(b)                 481,250
Massey Energy
   Sr Nts
      12-15-13                6.88               245,000(d)                 244,388
Novelis
   Sr Nts
      02-15-15                7.25               150,000(c,d)               145,500
Peabody Energy
   Series B
      03-15-13                6.88                50,000                     51,375
                                                                     --------------
Total                                                                     1,069,513
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (1.9%)
Bristow Group
      06-15-13                6.13               480,000                    456,000
Chaparral Energy
   Sr Nts
      12-01-15                8.50               290,000(d)                 306,675
Chart Inds
   Sr Sub Nts
      10-15-15                9.13               550,000(d)                 570,625
Grant Prideco
   Sr Unsecured
      08-15-15                6.13                40,000(d)                  40,300
Pride Intl
   Sr Nts
      07-15-14                7.38               295,000                    314,913
                                                                     --------------
Total                                                                     1,688,513
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (5.1%)
Cardtronics
   Sr Sub Nts
      08-15-13                9.25               515,000(d)                 512,425
Dow Jones CDX NA High Yield
   Series 5-T1
      12-29-10                8.75             2,960,000(d)               3,026,600
Residential Capital
      02-22-11                6.00               435,000                    432,223
Residential Capital
   Sr Unsecured
      06-30-10                6.38               330,000                    333,203
Triad Acquisition
   Sr Unsecured
   Series B
      05-01-13               11.13               290,000                    288,550
                                                                     --------------
Total                                                                     4,593,001
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

PACKAGING (1.0%)
Owens-Brockway Glass Container
      05-15-11                7.75%         $    620,000             $      651,000
Owens-Brockway Glass Container
   Secured
      11-15-12                8.75                25,000                     26,875
Plastipak Holdings
   Sr Nts
      12-15-15                8.50                90,000(d)                  92,925
Silgan Holdings
   Sr Sub Nts
      11-15-13                6.75               150,000                    148,875
                                                                     --------------
Total                                                                       919,675
-----------------------------------------------------------------------------------

PAPER (5.8%)
Boise Cascade LLC
      10-15-14                7.13               390,000                    370,500
Cascades
   Sr Nts
      02-15-13                7.25               550,000(c)                 497,750
Crown Americas LLC/Capital
   Sr Nts
      11-15-13                7.63               225,000(d)                 234,563
      11-15-15                7.75               350,000(d)                 364,875
Domtar
      12-01-13                5.38               255,000(c)                 198,900
      08-15-15                7.13               150,000(c)                 125,625
Georgia-Pacific
      06-15-15                7.70               616,000                    619,080
Georgia-Pacific
   Term Loan B
      02-17-12                6.75               300,000(b)                 302,115
      02-17-13                7.75             1,100,000(b)               1,121,537
JSG Funding
   Sr Nts
      10-01-12                9.63               435,000(c)                 455,663
NewPage
   Secured
      05-01-12               10.00               455,000                    475,475
Smurfit-Stone Container Enterprises
   Sr Nts
      02-01-11                9.75               400,000                    411,500
                                                                     --------------
Total                                                                     5,177,583
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Elan
      11-15-11                7.75               150,000(c)                 139,500
-----------------------------------------------------------------------------------

RETAILERS (2.5%)
CSK Auto
      01-15-14                7.00               220,000                    206,800
General Nutrition Centers
      01-15-11                8.63               435,000                    435,000
NBTY
   Sr Sub Nts
      10-01-15                7.13               280,000(d)                 265,300
Toys "R" Us
      10-15-18                7.38               110,000                     83,050

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

RETAILERS (CONT.)
Toys "R" Us
   Term Loan B
      08-21-06                9.86%         $    600,000(b,h)        $      599,250
United Auto Group
      03-15-12                9.63               590,000                    632,775
                                                                     --------------
Total                                                                     2,222,175
-----------------------------------------------------------------------------------

TECHNOLOGY (0.8%)
Flextronics Intl
   Sr Sub Nts
      11-15-14                6.25               435,000(c)                 432,825
SunGard Data Systems
   Sr Unsecured
      08-15-13                9.13               280,000(d)                 297,850
                                                                     --------------
Total                                                                       730,675
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.8%)
Hertz
   Sr Nts
      01-01-14                8.88               290,000(d)                 303,050
Hertz
   Sr Sub Nts
      01-01-16               10.50               355,000(d)                 382,513
                                                                     --------------
Total                                                                       685,563
-----------------------------------------------------------------------------------

WIRELESS (2.4%)
Centennial Communications/Cellular Operating LLC
   Sr Nts
      02-01-14                8.13               625,000                    637,499
Dobson Cellular Systems
   Secured
      11-01-11                8.38               350,000                    371,000
Nextel Communications
   Sr Nts Series E
      10-31-13                6.88               140,000                    146,566
Rogers Wireless
   Secured
      12-15-10                7.62                40,000(c,e)                41,400
      05-01-11                9.63               185,000(c)                 214,138
      12-15-12                7.25               150,000(c)                 159,188
      03-01-14                6.38               160,000(c)                 161,600
Rogers Wireless
   Sr Sub Nts
      12-15-12                8.00               210,000(c)                 224,175
US Cellular
   Sr Nts
      12-15-33                6.70               225,000                    226,757
                                                                     --------------
Total                                                                     2,182,323
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
166 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)
WIRELINES (3.1%)
Cincinnati Bell
      07-15-13                7.25%         $    110,000             $      113,713
Citizens Communications
      05-15-11                9.25               100,000                    110,750
Citizens Communications
   Sr Nts
      01-15-13                6.25                45,000                     44,156
GCI
   Sr Nts
      02-15-14                7.25               425,000                    417,563
MCI
   Sr Nts
      05-01-09                7.69                80,000                     82,400

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE             AMOUNT                      VALUE(a)

WIRELINES (CONT.)
Qwest
      11-15-08                5.63%              $25,000             $       24,750
      03-15-12                8.88               870,000                    974,400
Qwest Communications Intl
      02-15-14                7.50               250,000                    256,875
Qwest
   Sr Nts
      06-15-13                7.74                80,000(e)                  87,400
Valor Telecommunications Enterprises LLC/Finance
      02-15-15                7.75               645,000                    671,606
                                                                     --------------
Total                                                                     2,783,613
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $84,618,654)                                                  $   85,104,197
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.7%)
-----------------------------------------------------------------------------------
                                               AMOUNT
                          EFFECTIVE          PAYABLE AT
ISSUER                      YIELD             MATURITY                     VALUE(a)

COMMERCIAL PAPER
BNP Paribas Finance
      03-01-06                4.56%         $  1,200,000             $    1,199,848
Deutsche Bank
      03-03-06                4.50             2,500,000                  2,499,063
Lehman Brothers Holdings
      03-01-06                4.56             3,100,000                  3,099,607
Variable Funding Capital
      03-03-06                4.50             1,000,000(g)                 999,625
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $7,799,125)                                                   $    7,798,143
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $92,417,779)(i)                                               $   92,902,340
===================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,920,381.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Feb. 28, 2006, the value of foreign securities represented 7.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $16,774,128 or 18.7% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $999,625 or 1.1% of net assets.

(h)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

                                          ACQUISITION
       SECURITY                              DATES                       COST
      -------------------------------------------------------------------------
      Toys "R" Us
         9.86% Term Loan B 2006            01-06-06                    $599,250

(i) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $92,418,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                         $ 932,000
      Unrealized depreciation                                          (448,000)
      -------------------------------------------------------------------------
      Net Unrealized appreciation                                     $ 484,000
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 167
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - International Opportunity Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (97.8%)(c)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AUSTRALIA (1.9%)
CAPITAL MARKETS (0.5%)
Macquarie Bank                                   129,823             $    6,139,011
-----------------------------------------------------------------------------------

METALS & MINING (1.4%)
BHP Billiton                                     444,881                  8,003,143
Newcrest Mining                                  252,107                  3,957,924
Rio Tinto                                        132,787(e)               6,954,871
                                                                     --------------
Total                                                                    18,915,938
-----------------------------------------------------------------------------------

AUSTRIA (0.6%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen  Sparkassen     108,014                  6,565,286
Erste Bank der Oesterreichischen  Sparkassen      28,800(b)               1,721,287
                                                                     --------------
Total                                                                     8,286,573
-----------------------------------------------------------------------------------

BELGIUM (0.4%)
BEVERAGES
InBev                                            115,190                  5,324,619
-----------------------------------------------------------------------------------

BRAZIL (0.6%)
COMMERCIAL BANKS
UNIBANCO - Uniao de
   Bancos Brasileiros ADR                         96,206                  8,461,318
-----------------------------------------------------------------------------------

CANADA (2.1%)
DIVERSIFIED FINANCIAL SERVICES (0.4%)
TSX Group                                        120,000                  5,090,205
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Cameco                                           170,000                  6,320,954
-----------------------------------------------------------------------------------

OIL & GAS (0.8%)
Petro-Canada                                     110,000                  5,039,690
Suncor Energy                                     75,000                  5,610,314
                                                                     --------------
Total                                                                    10,650,004
-----------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Canadian Pacific Railway                         110,000                  5,634,076
-----------------------------------------------------------------------------------

CHINA (0.6%)
OIL & GAS
PetroChina Cl H                                8,308,000                  8,080,278
-----------------------------------------------------------------------------------

DENMARK (1.2%)
INSURANCE (0.8%)
TrygVesta                                        194,703(b)              10,792,815
-----------------------------------------------------------------------------------

MARINE (0.4%)
AP Moller - Maersk                                   553                  5,068,101
-----------------------------------------------------------------------------------

FINLAND (1.1%)
ELECTRIC UTILITIES (0.6%)
Fortum                                           333,800                  8,074,986
-----------------------------------------------------------------------------------

OIL & GAS (0.5%)
Neste Oil                                        223,832(b)               6,837,390
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

FRANCE (10.5%)
AUTOMOBILES (0.4%)
Renault                                           51,479             $    4,946,358
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Liquide                                       37,530                  7,404,941
Rhodia                                         2,265,276(b)               5,834,362
                                                                     --------------
Total                                                                    13,239,303
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.9%)
BNP Paribas                                       90,524                  8,377,013
Societe Generale                                  26,787                  3,793,092
                                                                     --------------
Total                                                                    12,170,105
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
VINCI                                             75,041                  6,926,105
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Imerys                                            71,906                  6,141,342
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
ALSTOM                                           101,804(b)               8,700,353
Schneider Electric                               105,311                 10,760,084
                                                                     --------------
Total                                                                    19,460,437
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Essilor Intl                                      52,147                  4,492,737
-----------------------------------------------------------------------------------

INSURANCE (2.2%)
AXA                                              815,139                 28,819,505
-----------------------------------------------------------------------------------

MACHINERY (0.4%)
Vallourec                                          5,878                  4,598,522
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.5%)
Neopost                                           61,275                  6,133,105
-----------------------------------------------------------------------------------

OIL & GAS (1.6%)
Total                                             81,122                 20,400,378
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Sanofi-Aventis                                   101,530                  8,642,042
-----------------------------------------------------------------------------------

GERMANY (7.6%)
AUTO COMPONENTS (0.6%)
Continental                                       73,169                  7,521,442
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.6%)
Deutsche Postbank                                110,839                  7,818,948
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Wincor Nixdorf                                    57,693                  7,324,831
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
E.ON                                              70,580                  7,827,248
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Celesio                                           95,156                  8,847,135
Fresenius Medical Care                            67,303                  7,233,168
                                                                     --------------
Total                                                                    16,080,303
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

GERMANY (CONT.)
INDUSTRIAL CONGLOMERATES (0.6%)
Siemens                                           86,508             $    7,955,329
-----------------------------------------------------------------------------------

INSURANCE (1.7%)
Allianz                                          133,171                 21,505,998
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
MAN                                              131,194                  8,277,686
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.1%)
Hypo Real Estate Holding                         222,352                 14,593,081
-----------------------------------------------------------------------------------

GREECE (0.8%)
COMMERCIAL BANKS
EFG Eurobank Ergasias   267,350               10,614,507
-----------------------------------------------------------------------------------

HONG KONG (2.3%)
DISTRIBUTORS (0.4%)
Li & Fung                                      2,428,000                  4,890,490
-----------------------------------------------------------------------------------

REAL ESTATE (1.4%)
Cheung Kong Holdings                             429,000                  4,497,250
New World Development                          4,033,400                  6,410,968
Sun Hung Kai Properties                          381,000                  3,952,589
Swire Pacific Cl A                               419,500                  4,005,720
                                                                     --------------
Total                                                                    18,866,527
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Esprit Holdings                                  815,000                  6,233,596
-----------------------------------------------------------------------------------

IRELAND (0.5%)
CONSTRUCTION MATERIALS
CRH                                              219,244                  7,190,976
-----------------------------------------------------------------------------------

ITALY (4.6%)
COMMERCIAL BANKS (1.6%)
Banca Popolare di Milano
   Societa Cooperativa                           490,282                  6,196,584
UniCredito Italiano                            2,070,128                 15,055,551
                                                                     --------------
Total                                                                    21,252,135
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Saipem                                           593,713                 12,605,977
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Parmalat                                       2,005,154(b)               5,407,701
-----------------------------------------------------------------------------------

OIL & GAS (1.6%)
Eni                                              733,589                 20,970,148
-----------------------------------------------------------------------------------

JAPAN (23.9%)
AUTO COMPONENTS (0.4%)
Toyota Inds                                      122,500                  4,901,043
-----------------------------------------------------------------------------------

AUTOMOBILES (2.3%)
Honda Motor                                      219,800                 12,839,136
Toyota Motor                                     339,500                 18,098,661
                                                                     --------------
Total                                                                    30,937,797
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
168 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
JAPAN (CONT.)
BUILDING PRODUCTS (1.0%)
Asahi Glass                                      584,000             $    8,248,132
Daikin Inds                                      129,000                  4,292,661
                                                                     --------------
Total                                                                    12,540,793
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.1%)
Mitsubishi UFJ Securities                        450,000                  6,549,237
Nikko Cordial                                    311,000                  4,896,050
Nomura Holdings                                  436,300                  8,326,326
Tokai Tokyo Securities                         1,115,000                  7,253,465
                                                                     --------------
Total                                                                    27,025,078
-----------------------------------------------------------------------------------

CHEMICALS (1.9%)
Showa Denko                                    1,800,000                  7,702,159
Sumitomo Chemical                              1,200,000                  9,357,893
UBE Inds                                       2,479,000                  7,315,123
                                                                     --------------
Total                                                                    24,375,175
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.3%)
Bank of Yokohama                                 769,000                  6,201,535
Mitsubishi UFJ  Financial Group                    1,218                 18,084,855
Mizuho Financial Group                             1,127                  8,983,952
Shinsei Bank                                     603,000                  4,055,648
Sumitomo Mitsui  Financial Group                     689                  7,525,165
                                                                     --------------
Total                                                                    44,851,155
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Toppan Printing                                  468,000                  5,978,888
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Nishimatsu Construction                          968,000(e)               4,106,633
Okumura                                          841,000                  4,541,967
                                                                     --------------
Total                                                                     8,648,600
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Japan Cash Machine                               199,400                  3,805,865
Matsushita Electric Works                        577,000                  6,721,973
                                                                     --------------
Total                                                                    10,527,838
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Arisawa Mfg                                      272,600                  5,489,024
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Seven-I Holdings                                 132,500                  5,420,170
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Nichii Gakkan                                    160,200                  3,475,759
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Daito Trust Construction                         129,900                  6,083,264
Pioneer                                          161,100                  2,518,447
Sekisui Chemical                                 887,000                  7,159,159
Sharp                                            433,000                  7,638,642
                                                                     --------------
Total                                                                    23,399,512
-----------------------------------------------------------------------------------

INSURANCE (0.8%)
T&D Holdings                                     133,200                  9,978,454
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Rakuten                                            6,514                  5,618,746
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

JAPAN (CONT.)
INTERNET SOFTWARE & SERVICES (0.5%)
eAccess                                            8,936(e)          $    6,722,650
-----------------------------------------------------------------------------------

MACHINERY (0.8%)
AMADA                                            757,000                  7,144,829
Takuma                                           337,000                  2,724,860
                                                                     --------------
Total                                                                     9,869,689
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Mitsui Mining & Smelting                         952,000                  6,433,749
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Marui                                            180,000                  3,410,255
Mitsukoshi                                       751,000                  4,270,608
                                                                     --------------
Total                                                                     7,680,863
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.3%)
Canon                                            159,900                  9,983,956
Ricoh                                            365,000                  6,758,395
Total                                                                    16,742,351
-----------------------------------------------------------------------------------

OIL & GAS (0.5%)
Nippon Oil                                       919,000                  6,968,760
-----------------------------------------------------------------------------------

REAL ESTATE (0.9%)
Mitsui Fudosan                                   225,000                  4,674,011
TOC                                            1,143,750                  6,852,005
                                                                     --------------
Total                                                                    11,526,016
-----------------------------------------------------------------------------------

SOFTWARE (0.5%)
Nintendo                                          41,300                  6,091,091
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Komeri                                           183,100                  6,784,006
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
ONWARD Kashiyama                                 265,000                  4,490,252
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Mitsubishi Logistics                             369,000                  5,756,120
-----------------------------------------------------------------------------------

MEXICO (1.4%)
FOOD & STAPLES RETAILING (0.9%)
Wal-Mart de Mexico
   Series V                                    3,872,450                 11,062,030
-----------------------------------------------------------------------------------

MEDIA (0.5%)
Grupo Televisa ADR                                87,091                  6,833,159
-----------------------------------------------------------------------------------

NETHERLANDS (2.9%)
DIVERSIFIED FINANCIAL SERVICES (1.0%)
ING Groep                                        354,036                 13,305,661
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Royal Numico                                     210,513(b)               9,110,133
-----------------------------------------------------------------------------------

MEDIA (0.4%)
Reed Elsevier                                    416,916                  5,630,484
-----------------------------------------------------------------------------------

OIL & GAS (0.4%)
Royal Dutch Shell Series A                       167,551                  5,050,829
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
ASML Holding                                     250,449(b)               5,179,576
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SINGAPORE (0.8%)
INDUSTRIAL CONGLOMERATES (0.5%)
Keppel                                           672,000             $    5,777,356
-----------------------------------------------------------------------------------

REAL ESTATE (0.3%)
City Developments                                737,000                  4,298,240
-----------------------------------------------------------------------------------

SOUTH AFRICA (2.7%)
COMMERCIAL BANKS (0.5%)
ABSA Group                                       369,190                  6,883,037
-----------------------------------------------------------------------------------

METALS & MINING (2.2%)
Anglo American                                   411,231                 15,317,691
Impala Platinum Holdings                          73,886                 12,591,277
                                                                     --------------
Total                                                                    27,908,968
-----------------------------------------------------------------------------------

SOUTH KOREA (3.0%)
COMMERCIAL BANKS (1.4%)
Kookmin Bank                                     137,690                 10,437,596
Shinhan Financial Group                          188,060                  7,347,934
                                                                     --------------
Total                                                                    17,785,530
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Samsung Electronics                               31,220                 21,889,782
-----------------------------------------------------------------------------------

SPAIN (2.1%)
COMMERCIAL BANKS (1.4%)
Banco Bilbao Vizcaya
   Argentaria                                    945,118                 19,218,884
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Inditex                                          244,295                  8,768,582
-----------------------------------------------------------------------------------

SWITZERLAND (9.1%)
CAPITAL MARKETS (3.7%)
Credit Suisse Group                               69,388(b)               3,843,508
Julius Baer Holding                              149,387                 12,833,414
UBS                                              296,610                 31,517,022
                                                                     --------------
Total                                                                    48,193,944
-----------------------------------------------------------------------------------

CHEMICALS (0.7%)
Syngenta                                          60,779(b)               8,609,624
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
ABB                                              708,086(b)               8,485,012
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Nobel Biocare Holding                             27,326                  6,101,963
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
Xstrata                                          284,347                  8,300,337
-----------------------------------------------------------------------------------

PHARMACEUTICALS (3.0%)
Novartis                                         252,214(e)              13,573,951
Roche Holding                                    172,808(e)              25,534,769
                                                                     --------------
Total                                                                    39,108,720
-----------------------------------------------------------------------------------

TAIWAN (0.9%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan
   Semiconductor Mfg                           6,536,402                 12,113,727
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 169
--------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
THAILAND (0.3%)
COMMERCIAL BANKS
Bangkok Bank                                   1,242,100             $    4,028,411
-----------------------------------------------------------------------------------

TURKEY (0.6%)
COMMERCIAL BANKS
Akbank ADR                                       402,145(d)               8,198,932
-----------------------------------------------------------------------------------

UNITED KINGDOM (15.4%)
AEROSPACE & DEFENSE (0.9%)
Rolls-Royce Group                              1,549,783(b)              11,911,522
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
AMVESCAP                                         335,019                  3,164,314
-----------------------------------------------------------------------------------

CHEMICALS (0.4%)
BOC Group                                        202,636                  5,358,979
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
Alliance & Leicester                             319,022                  5,979,788
Barclays                                         619,771                  7,258,557
Standard Chartered                               993,671                 25,946,508
                                                                     --------------
Total                                                                    39,184,853
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Hanson                                           456,296                  5,569,760
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
British Energy Group                             495,712(b)               5,361,503
Drax Group                                       627,838(b)               6,849,246
Scottish Power                                   872,753                  8,926,626
                                                                     --------------
Total                                                                    21,137,375
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
Tesco                                          2,966,790                 17,579,292
Wm Morrison  Supermarkets                      3,677,807                 13,749,019
                                                                     --------------
Total                                                                    31,328,311
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

UNITED KINGDOM (CONT.)
HOTELS, RESTAURANTS & LEISURE (0.4%)
Carnival                                         107,761             $    5,886,467
-----------------------------------------------------------------------------------

INSURANCE (0.8%)
Legal & General Group                          2,382,640                  5,440,274
Royal & SunAlliance  Insurance Group           2,375,966                  5,416,956
                                                                     --------------
Total                                                                    10,857,230
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
GUS                                              382,830                  7,044,119
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Corus Group                                    2,894,041                  3,654,780
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Marks & Spencer Group                            690,277                  6,272,406
-----------------------------------------------------------------------------------

OIL & GAS (3.0%)
BG Group                                       1,816,755                 21,276,862
BP                                             1,545,272                 17,091,911
                                                                     --------------
Total                                                                    38,368,773
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Wolseley                                         221,026                  5,482,489
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
BAA                                              399,609                  5,605,841
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,013,961,523)                                               $1,281,486,849
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
OTHER (0.1%)(c)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SINGAPORE
City Development
   Warrants                                      138,200(b,g)        $      600,721
-----------------------------------------------------------------------------------

SWITZERLAND
Syngenta
   Rights                                         60,779(b)                  75,059
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                          $      675,780
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.8%)(f)
-----------------------------------------------------------------------------------
                                               AMOUNT
                          EFFECTIVE          PAYABLE AT
ISSUER                      YIELD             MATURITY                     VALUE(a)

COMMERCIAL PAPER
Chesham Finance LLC
      03-01-06                4.57%         $ 23,000,000             $   22,997,080
Thunder Bay Funding LLC
      03-07-06                4.51            15,000,000(h)              14,986,846
Variable Funding Capital
      03-06-06                4.50            25,000,000(h)              24,981,250
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $62,973,100)                                                  $   62,965,176
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,076,934,623)(i)                                            $1,345,127,805
===================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
170 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $8,198,932 or 0.6% of net assets.

(e) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 4.2% of net assets. See Note 6 to the financial statements. 0.6% of net assets is the Fund's cash equivalent position.

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

      SECURITY                          ACQUISITION                        COST
                                           DATES
      --------------------------------------------------------------------------
      City Development
           Warrants                      05-04-04                           $--

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $39,968,096 or 3.1% of net assets.

(i) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $1,076,935,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $275,193,000
      Unrealized depreciation                                       (7,000,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                 $268,193,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 171
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Large Cap Equity Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (3.3%)
Boeing                                           201,028             $   14,612,725
DRS Technologies                                   8,080                    426,382
Empresa Brasileira de  Aeronautica ADR            54,505(c)               2,166,574
General Dynamics                                  44,371                  5,469,613
Goodrich                                         185,408                  7,757,471
Honeywell Intl                                   413,135                 16,917,878
Lockheed Martin                                  217,037                 15,815,486
Northrop Grumman                                 129,714                  8,314,667
United Technologies                              187,055                 10,942,718
                                                                     --------------
Total                                                                    82,423,514
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                        33,802                  2,525,347
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                               4,441                     66,171
Dana                                              11,492                     20,226
Goodyear Tire & Rubber                            12,708(b)                 182,106
Johnson Controls                                  13,834                    985,949
                                                                     --------------
Total                                                                     1,254,452
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                       133,476                  1,063,804
General Motors                                    92,236(e)               1,873,313
Harley-Davidson                                   19,912                  1,045,579
                                                                     --------------
Total                                                                     3,982,696
-----------------------------------------------------------------------------------

BEVERAGES (1.5%)
Coca-Cola                                        189,878                  7,969,180
PepsiCo                                          490,226                 28,977,259
                                                                     --------------
Total                                                                    36,946,439
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (1.8%)
Amgen                                            304,512(b)              22,987,611
Biogen Idec                                      205,394(b)               9,704,867
Genentech                                         88,018(b)               7,542,262
Gilead Sciences                                   60,630(b)               3,775,430
                                                                     --------------
Total                                                                    44,010,170
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard  Companies                      42,698                  1,689,987
Masco                                            110,155                  3,435,734
                                                                     --------------
Total                                                                     5,125,721
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.6%)
Bank of New York                                 236,341                  8,092,316
BlackRock Cl A                                    47,569(e)               6,759,555
Franklin Resources                                59,932                  6,153,818
Investors Financial Services                      41,661                  1,879,328
Legg Mason                                         4,202                    548,739
Lehman Brothers Holdings                          95,253                 13,902,175
Merrill Lynch & Co                                90,116                  6,957,856
Morgan Stanley                                   275,006                 16,406,858
State Street                                      62,588                  3,910,498
                                                                     --------------
Total                                                                    64,611,143
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

CHEMICALS (1.1%)
Air Products & Chemicals                          15,091             $      968,239
Bayer                                             56,722(c)               2,284,631
Dow Chemical                                     244,326                 10,513,349
Eastman Chemical                                  38,759                  1,911,981
Ecolab                                            12,902                    466,923
EI du Pont de Nemours & Co                        63,708                  2,563,610
Engelhard                                          8,460                    336,285
Hercules                                           8,437(b)                  99,978
Intl Flavors & Fragrances                          5,709                    197,703
Lyondell Chemical                                 83,645                  1,749,853
Monsanto                                          19,727                  1,654,701
PPG Inds                                          11,910                    722,103
Praxair                                           22,745                  1,227,775
Rohm & Haas                                       10,465                    520,634
RPM Intl                                          49,083                    885,457
Sigma-Aldrich                                      4,712                    303,500
                                                                     --------------
Total                                                                    26,406,722
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Bank of America                                1,196,251                 54,848,109
Commerce Bancorp                                 115,215(e)               3,821,682
ICICI Bank ADR                                    12,459(c)                 382,616
PNC Financial  Services Group                    161,364                 11,351,957
US Bancorp                                       257,684                  7,965,012
Wachovia                                         258,772                 14,509,346
Wells Fargo & Co                                 426,841                 27,403,192
                                                                     --------------
Total                                                                   120,281,914
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Allied Waste Inds                                 14,537(b)                 155,691
Apollo Group Cl A                                 10,411(b)                 514,095
Avery Dennison                                    30,103                  1,806,180
Cendant                                          466,606                  7,754,992
Cintas                                             9,968                    409,585
Monster Worldwide                                  8,712(b)                 426,540
Pitney Bowes                                      15,799                    675,249
Robert Half Intl                                  12,196                    438,080
RR Donnelley & Sons                               15,424                    519,172
Waste Management                                  37,395                  1,243,758
                                                                     --------------
Total                                                                    13,943,342
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.4%)
CBS Cl B                                         136,390                  3,336,099
Cisco Systems                                  2,736,505(b)              55,386,861
Corning                                          143,831(b)               3,510,915
Juniper Networks                                 214,865(b)               3,951,367
Nokia ADR                                      1,046,115(c)              19,436,817
                                                                     --------------
Total                                                                    85,622,059
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Dell                                             661,792(b)              19,191,968
EMC                                              780,687(b)              10,945,232
Hewlett-Packard                                  667,921                 21,914,487
Intl Business Machines                           253,303                 20,325,033
                                                                     --------------
Total                                                                    72,376,720
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

CONSTRUCTION & ENGINEERING (--%)
Fluor                                              6,251             $      539,461
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                   7,080                    559,320
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.2%)
American Express                                 233,844                 12,599,515
Capital One Financial                            157,371                 13,785,699
SLM                                               81,541                  4,599,728
                                                                     --------------
Total                                                                    30,984,942
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                               7,535                    320,991
Bemis                                              7,354                    220,473
Pactiv                                            10,230(b)                 234,574
Sealed Air                                         5,637(b)                 320,633
Temple-Inland                                    111,312                  4,749,682
                                                                     --------------
Total                                                                     5,846,353
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                     12,278                    546,617
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
Citigroup                                        849,388                 39,386,122
Consumer Discretionary Select Sector SPDR Fund    31,703                  1,061,099
Industrial Select Sector SPDR Fund                17,370                    564,351
iShares Dow Jones US Healthcare Sector
  Index Fund                                           1                         65
JPMorgan Chase & Co                              538,722                 22,163,023
Materials Select Sector SPDR Trust                51,254(e)               1,591,949
                                                                     --------------
Total                                                                    64,766,609
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.1%)
ALLTEL                                           303,512                 19,166,783
AT&T                                             206,905                  5,708,509
BellSouth                                        385,717                 12,180,943
Chunghwa Telecom ADR                             124,627(c)               2,355,450
Citizens Communications                           70,308                    938,612
Philippine Long Distance Telephone ADR            47,508(c)               1,639,026
Qwest Communications Intl                        427,459(b)               2,701,541
Sprint Nextel                                  4,633,936                111,353,482
Telewest Global                                   62,720(b,c)             1,495,872
Verizon Communications                           635,229                 21,407,217
                                                                     --------------
Total                                                                   178,947,435
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                  11,320(b)                 404,803
Ameren                                            14,405                    729,901
American Electric Power                           27,807                  1,014,956
CenterPoint Energy                                21,712                    281,605
Cinergy                                           13,936                    614,299
Consolidated Edison                               17,320                    794,468

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
172 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Equity Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
ELECTRIC UTILITIES (CONT.)
DTE Energy                                        12,305             $      532,807
Edison Intl                                       23,073                  1,023,518
Entergy                                           78,742                  5,709,582
Exelon                                           168,038                  9,596,650
FirstEnergy                                       23,555                  1,203,189
FPL Group                                         52,432                  2,198,474
PG&E                                              23,953                    911,412
Pinnacle West Capital                              6,945                    285,092
PPL                                              110,648                  3,518,606
Progress Energy                                   17,754                    787,923
Southern                                         180,969                  6,158,375
TECO Energy                                       14,833                    253,051
TXU                                               33,939                  1,778,064
Xcel Energy                                      117,792(g)               2,186,220
                                                                     --------------
Total                                                                    39,982,995
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion                         13,821                    282,363
Cooper Inds Cl A                                   6,335                    530,240
Emerson Electric                                  27,727                  2,268,346
Rockwell Automation                               11,949                    814,563
                                                                     --------------
Total                                                                     3,895,512
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                              28,667(b)               1,032,012
Flextronics Intl                                 232,665(b,c)             2,510,455
Tektronix                                          5,806                    178,825
                                                                     --------------
Total                                                                     3,721,292
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes                                      24,535                  1,667,644
BJ Services                                       23,738                    743,237
Cooper Cameron                                    57,863(b)               2,343,452
Halliburton                                      178,731                 12,153,708
Nabors Inds                                       11,470(b,c)               756,447
Natl Oilwell Varco                                13,007(b)                 791,866
Noble                                              9,752                    720,770
Rowan Companies                                    7,777                    313,024
Schlumberger                                      69,146                  7,951,790
TODCO Cl A                                        10,079                    337,848
Transocean                                        40,018(b)               2,968,535
Weatherford Intl                                 114,744(b)               4,947,761
                                                                     --------------
Total                                                                    35,696,082
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS                                              198,233                  5,615,941
Rite Aid                                         235,804(b)                 870,117
Safeway                                          613,488                 14,913,893
Wal-Mart Stores                                  287,477                 13,039,957
                                                                     --------------
Total                                                                    34,439,908
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Cadbury Schweppes                                529,265(c)               5,384,011
Campbell Soup                                    119,033                  3,705,497
General Mills                                     93,628                  4,611,179
Kellogg                                          478,586                 21,206,146
                                                                     --------------
Total                                                                    34,906,833
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

GAS UTILITIES (0.2%)
KeySpan                                           12,381             $      504,526
Nicor                                              3,083                    132,353
NiSource                                          18,500                    379,805
ONEOK                                             87,860                  2,687,638
Peoples Energy                                     2,671                     98,052
                                                                     --------------
Total                                                                     3,802,374
-----------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Alcon                                             12,885(c)               1,483,837
Baxter Intl                                      574,323                 21,738,126
Boston Scientific                                234,858(b)               5,735,232
Guidant                                          215,169                 16,516,372
Hospira                                           30,560(b)               1,213,232
PerkinElmer                                      195,870                  4,659,747
                                                                     --------------
Total                                                                    51,346,546
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Cardinal Health                                  290,756                 21,108,886
Caremark Rx                                       19,323(b)                 961,319
Community Health Systems                          56,602(b)               2,146,348
Coventry Health Care                              11,756(b)                 700,893
HCA                                              221,235                 10,597,157
HealthSouth                                      303,281(b,e)             1,483,044
Humana                                            10,078(b)                 520,730
IMS Health                                        20,544                    495,110
Magellan Health Services                          66,815(b)               2,551,665
McKesson                                          28,833                  1,560,730
Medco Health Solutions                           159,111(b)               8,865,665
UnitedHealth Group                               378,180                 22,021,421
Universal Health  Services Cl B                   31,171                  1,565,719
WellPoint                                         52,382(b)               4,022,414
                                                                     --------------
Total                                                                    78,601,101
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Carnival Unit                                     30,679                  1,584,570
Harrah's Entertainment                            18,558                  1,334,691
Kerzner Intl                                      41,655(b,c)             2,802,965
Marriott Intl Cl A                                33,588                  2,297,419
McDonald's                                       106,199                  3,707,408
Orient-Express Hotels Cl A                        13,278(c)                 463,137
                                                                     --------------
Total                                                                    12,190,190
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Centex                                             9,280                    627,421
DR Horton                                         19,968                    681,108
Fortune Brands                                    10,272                    796,594
Harman Intl Inds                                  41,823                  4,615,167
KB HOME                                            5,918                    396,684
Leggett & Platt                                   12,892                    302,704
Maytag                                             5,926                    101,927
Pulte Homes                                       15,341                    589,248
Snap-On                                            4,142                    161,207
Sony                                              69,919(c)               3,340,407
Stanley Works                                      5,136                    257,519
Whirlpool                                          4,653                    417,793
                                                                     --------------
Total                                                                    12,287,779
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HOUSEHOLD PRODUCTS (2.4%)
Colgate-Palmolive                                149,273                 $8,132,393
Procter & Gamble                                 635,827                 38,105,112
Spectrum Brands                                  689,671(b)              13,152,026
                                                                     --------------
Total                                                                    59,389,531
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
General Electric                               1,559,208                 51,251,167
Tyco Intl                                        533,238(c)              13,752,208
                                                                     --------------
Total                                                                    65,003,375
-----------------------------------------------------------------------------------

INSURANCE (4.5%)
ACE                                              279,470(c)              15,574,863
American Intl Group                              822,283                 54,566,700
Aon                                              242,495                  9,605,227
Arch Capital Group                                70,964(b,c)             4,013,724
Aspen Insurance Holdings                         357,805(c)               8,304,654
Chubb                                             68,458                  6,554,854
Endurance Specialty  Holdings                     40,258(c)               1,268,127
Hartford Financial  Services Group                89,117                  7,341,458
Max Re Capital                                   121,483(c)               2,965,400
Prudential Financial                              28,457                  2,192,327
                                                                     --------------
Total                                                                   112,387,334
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com                                        24,502(b)                 918,580
eBay                                             192,413(b)               7,708,065
                                                                     --------------
Total                                                                     8,626,645
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Google Cl A                                       11,852(b)               4,297,772
Yahoo!                                            92,194(b)               2,955,740
                                                                     --------------
Total                                                                     7,253,512
-----------------------------------------------------------------------------------

IT SERVICES (0.9%)
Accenture Cl A                                    27,243(c)                 889,756
Affiliated Computer  Services Cl A               103,075(b)               6,485,479
Automatic Data Processing                         56,156                  2,593,846
Cognizant Technology  Solutions Cl A               3,365(b)                 193,858
Computer Sciences                                 27,746(b)               1,507,718
First Data                                       205,900                  9,292,267
Ness Technologies                                 25,528(b,c)               286,424
Patni Computer  Systems ADR                       25,714(b,c)               617,136
Paychex                                           19,269                    771,723
                                                                     --------------
Total                                                                    22,638,207
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel                                            45,559                    767,669
-----------------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar                                      128,106                  9,361,986
Cummins                                            3,199                    346,388
Danaher                                           16,709                  1,012,231
Deere & Co                                        45,919                  3,502,242
Dover                                             14,607                    700,260
Eaton                                             10,246                    713,839
Illinois Tool Works                               33,499                  2,875,554

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 173
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Equity Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
MACHINERY (CONT.)
Ingersoll-Rand Cl A                               66,396(c)          $    2,724,228
ITT Inds                                          23,532                  1,235,430
Navistar Intl                                      4,458(b)                 130,842
PACCAR                                            11,838                    827,121
Pall                                               8,585                    252,571
Parker Hannifin                                    8,310                    649,593
                                                                     --------------
Total                                                                    24,332,285
-----------------------------------------------------------------------------------

MEDIA (8.0%)
Cablevision Systems Cl A                         118,871(b)               3,120,364
Clear Channel  Communications                     62,984                  1,782,447
Comcast Cl A                                     686,889(b)              18,429,232
Comcast Special Cl A                             217,487(b)               5,817,777
EchoStar  Communications Cl A                     26,323(b)                 773,107
Liberty Global Cl A                              635,686(b)              12,910,783
Liberty Global Series C                          262,394(b)               5,090,444
Liberty Media Cl A                               867,075(b)               7,144,698
News Corp Cl A                                 1,340,623                 21,825,342
NTL                                            1,071,549(b)              70,561,502
Time Warner                                      758,174                 13,123,992
Viacom Cl B                                      301,142(b)              12,033,634
Vivendi Universal ADR                            657,876(c)              19,834,961
Walt Disney                                      192,302                  5,382,533
WorldSpace Cl A                                   98,803(b,e)             1,145,127
                                                                     --------------
Total                                                                   198,975,943
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
Alcan                                             67,092(c)               2,919,844
Alcoa                                             94,258                  2,763,645
Allegheny Technologies                             6,433                    324,931
Coeur d'Alene Mines                              689,713(b)               3,821,010
Freeport-McMoRan  Copper & Gold Cl B              14,039                    710,795
Newmont Mining                                   116,867                  6,184,601
Nucor                                             11,009                    947,324
Ternium ADR                                       30,322(b,c)               714,083
                                                                     --------------
Total                                                                    18,386,233
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.3%)
Dollar General                                    22,568                    393,135
Federated Dept Stores                             78,813                  5,598,876
JC Penney                                        149,325                  8,756,418
Kohl's                                            95,621(b)               4,600,326
Target                                           223,729                 12,170,857
                                                                     --------------
Total                                                                    31,519,612
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES                                               45,322(b)                 784,071
CMS Energy                                        15,470(b)                 217,818
Constellation Energy Group                        12,103                    710,930
Dominion Resources                               103,602                  7,780,509
Duke Energy                                       65,039                  1,847,108
Dynegy Cl A                                       20,834(b)                 112,712
Public Service  Enterprise Group                  17,866                  1,239,722
Sempra Energy                                     18,231                    872,171
                                                                     --------------
Total                                                                    13,565,041
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

OFFICE ELECTRONICS (0.1%)
Xerox                                             90,799(b)          $    1,352,905
-----------------------------------------------------------------------------------

OIL & GAS (7.2%)
Amerada Hess                                      19,440                  2,688,746
Anadarko Petroleum                               105,907                 10,501,738
Apache                                            42,452                  2,840,888
Ashland                                            5,128                    334,705
BP ADR                                           114,508(c)               7,605,621
Burlington Resources                              27,452                  2,475,621
Chevron                                          442,457                 24,989,971
ConocoPhillips                                   414,305                 25,256,034
Devon Energy                                      93,977                  5,509,872
El Paso                                           46,555                    608,939
Exxon Mobil                                    1,340,671                 79,595,638
Kerr-McGee                                        24,484                  2,392,087
Kinder Morgan                                      7,472                    693,252
Marathon Oil                                      72,227                  5,099,226
Murphy Oil                                        12,715                    595,952
Newfield Exploration                              49,912(b)               1,929,099
Occidental Petroleum                              30,986(g)               2,836,458
Royal Dutch Shell ADR                             39,134(c)               2,366,824
Ultra Petroleum                                   25,134(b)               1,307,973
Williams Companies                                41,421                    893,451
XTO Energy                                        26,648                  1,116,285
                                                                     --------------
Total                                                                   181,638,380
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                           51,839                  1,348,851
Intl Paper                                       114,783                  3,761,439
Louisiana-Pacific                                  7,600                    216,068
MeadWestvaco                                      12,977                    361,020
Weyerhaeuser                                      60,219                  4,112,355
                                                                     --------------
Total                                                                     9,799,733
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.9%)
AstraZeneca                                      172,089(c)               7,946,652
Bristol-Myers Squibb                             607,080                 14,023,548
Eli Lilly & Co                                    76,541                  4,257,210
GlaxoSmithKline ADR                               43,392(c)               2,205,181
Johnson & Johnson                                199,006                 11,472,696
Merck & Co                                       348,283                 12,141,145
Novartis ADR                                     174,540(c)               9,294,255
Pfizer                                         2,735,285                 71,637,115
Roche Holding                                     47,000(c)               6,944,899
Schering-Plough                                  638,199                 11,806,682
Teva Pharmaceutical  Inds ADR                    182,941(c)               7,681,693
Wyeth                                            289,329                 14,408,584
                                                                     --------------
Total                                                                   173,819,660
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.4%)
Apartment Investment &  Management Cl A           36,791                  1,630,209
Archstone-Smith Trust                             15,289                    724,699
Equity Office Properties Trust                    80,454                  2,530,278
Equity Residential                                20,089                    909,630
HomeBanc                                         234,400                  2,039,280
Plum Creek Timber                                 13,134                    487,928
ProLogis                                          17,435                    915,686

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

REAL ESTATE INVESTMENT TRUST (CONT.)
Public Storage                                     5,703             $      444,948
Vornado Realty Trust                               8,410                    748,406
                                                                     --------------
Total                                                                    10,431,064
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                  40,298                  2,062,452
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Analog Devices                                   133,498                  5,091,614
Applied Materials                                182,985                  3,355,945
Atmel                                             25,465(b)                 115,866
Broadcom Cl A                                     46,269(b)               2,086,269
Credence Systems                                  57,367(b)                 496,798
Cypress Semiconductor                            136,159(b)               2,418,184
Freescale  Semiconductor Cl A                    337,778(b)               9,082,850
Freescale  Semiconductor Cl B                    150,341(b)               4,065,221
Infineon Technologies ADR                         87,430(b,c,e)             805,230
Integrated Device  Technology                    244,877(b)               3,636,423
Intel                                            728,987                 15,017,132
Linear Technology                                 58,521                  2,157,084
Maxim Integrated Products                         15,274                    597,061
MEMC Electronic Materials                        111,751(b)               3,742,541
PMC-Sierra                                       113,611(b)               1,159,968
Texas Instruments                                236,248                  7,052,003
                                                                     --------------
Total                                                                    60,880,189
-----------------------------------------------------------------------------------

SOFTWARE (3.1%)
Activision                                        59,224(b)                 740,300
Adobe Systems                                    229,291                  8,855,218
CA                                                96,851                  2,630,473
Cadence Design Systems                           213,024(b)               3,781,176
Compuware                                        411,857(b)               3,381,346
Mercury Interactive                              111,607(b)               3,962,049
Microsoft                                      1,317,797                 35,448,740
Oracle                                           957,594(b)              11,893,317
SAP ADR                                           50,104(c)               2,560,314
Symantec                                         131,685(b)               2,224,160
TIBCO Software                                   232,213(b)               2,013,287
                                                                     --------------
Total                                                                    77,490,380
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AutoNation                                        12,733(b)                 266,247
AutoZone                                           3,836(b)                 370,864
Best Buy                                          72,446                  3,901,942
Gap                                                    1                         19
Home Depot                                       231,842                  9,772,141
Lowe's Companies                                  56,785                  3,871,601
Office Depot                                      21,722(b)                 775,041
OfficeMax                                          4,964                    145,594
RadioShack                                         9,537                    186,448
Sherwin-Williams                                   7,996                    364,218
Staples                                           51,464                  1,262,927
TJX Companies                                     51,037                  1,249,896
Too                                               17,203(b)                 523,487
Urban Outfitters                                  32,711(b)                 919,179
                                                                     --------------
Total                                                                    23,609,604
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
174 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Equity Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                  VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group                                8,024             $      232,054
Liz Claiborne                                      7,531                    271,342
Nike Cl B                                         87,652                  7,606,440
VF                                                 5,941                    325,567
                                                                     --------------
Total                                                                     8,435,403
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)
Countrywide Financial                            616,283                 21,249,438
Fannie Mae                                       448,678                 24,533,713
Freddie Mac                                      236,043                 15,906,938
Washington Mutual                                 42,416                  1,811,163
                                                                     --------------
Total                                                                    63,501,252
-----------------------------------------------------------------------------------

TOBACCO (1.9%)
Altria Group                                     659,258                 47,400,650
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                        5,360                    396,854
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
Centennial Communications                         57,351             $      435,294
Hutchison Telecommunications  Intl ADR           388,938(b,c)             8,926,127
Motient                                           84,110(b,e)             1,988,360
NeuStar Cl A                                     269,052(b)               7,748,698
Orascom Telecom  Holding GDR                     275,518(c)              16,255,562
Partner  Communications ADR                       88,299(c)                 666,657
Vodafone Group                                11,695,821(c)              22,406,594
Vodafone Group ADR                               122,674(c)               2,370,062
                                                                     --------------
Total                                                                    60,797,354
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,275,227,286)                                               $2,437,032,855
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.3%)(f)
-----------------------------------------------------------------------------------
                                                AMOUNT
                           EFFECTIVE          PAYABLE AT
ISSUER                       YIELD             MATURITY                    VALUE(a)

COMMERCIAL PAPER
CRC Funding LLC
      04-03-06                4.57%         $ 20,000,000(d)          $   19,914,056
HSBC Finance
      03-01-06                4.57            28,700,000                 28,696,357
Jupiter Securitization
      03-21-06                4.53            15,000,000(d)              14,960,450
Solitaire Funding LLC
      03-13-06                4.53            20,000,000(d)              19,967,319
Thunder Bay Funding
      04-13-06                4.63            15,000,000(d)              14,915,667
Variable Funding Capital
      03-03-06                4.50            10,000,000(d)               9,996,250
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $108,463,833)                                                 $  108,450,099
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,383,691,119)(h)                                            $2,545,482,954
===================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 8.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $79,753,742 or 3.2% of net assets.

(e) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 6 to the financial statements. 3.7% of net assets is the Fund's cash equivalent position.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                                CONTRACTS
      --------------------------------------------------------------------------
      Purchase Contracts
      S&P 500 Indes, March 2006                                              70

(h) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $2,383,691,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $215,278,000
      Unrealized depreciation                                       (53,486,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $161,792,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 175
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Large Cap Value Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (4.4%)
Boeing                                               905             $       65,784
DRS Technologies                                     171                      9,024
Empresa Brasileira de  Aeronautica ADR               680(c)                  27,030
General Dynamics                                     465                     57,321
Goodrich                                           1,585                     66,316
Honeywell Intl                                     3,844                    157,412
Lockheed Martin                                    2,019                    147,125
Northrop Grumman                                   2,753                    176,467
United Technologies                                1,216                     71,136
                                                                     --------------
Total                                                                       777,615
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
General Motors                                     1,015                     20,615
-----------------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                          1,083                     45,454
PepsiCo                                            2,180                    128,859
                                                                     --------------
Total                                                                       174,313
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                239(b)                  18,042
Biogen Idec                                          529(b)                  24,995
                                                                     --------------
Total                                                                        43,037
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
American Standard Companies                          623                     24,658
Masco                                              1,652                     51,526
                                                                     --------------
Total                                                                        76,184
-----------------------------------------------------------------------------------

CAPITAL MARKETS (4.9%)
Bank of New York                                   4,094                    140,179
Franklin Resources                                   435                     44,666
Investors Financial Services                         745                     33,607
Legg Mason                                            87                     11,361
Lehman Brothers Holdings                           1,248                    182,146
Merrill Lynch & Co                                 1,913                    147,703
Morgan Stanley                                     3,787                    225,932
State Street                                       1,328                     82,973
                                                                     --------------
Total                                                                       868,567
-----------------------------------------------------------------------------------

CHEMICALS (1.4%)
Dow Chemical                                       3,717                    159,943
Eastman Chemical                                     678                     33,446
Lyondell Chemical                                  1,735                     36,296
RPM Intl                                           1,007                     18,166
                                                                     --------------
Total                                                                       247,851
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (9.0%)
Bank of America                                   15,448                    708,291
Commerce Bancorp                                     927                     30,749
PNC Financial Services Group                       1,883                    132,469
US Bancorp                                         5,469                    169,047
Wachovia                                           3,302                    185,143
Wells Fargo & Co                                   5,311                    340,966
                                                                     --------------
Total                                                                     1,566,665
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                       450             $       27,000
Cendant                                            3,907                     64,934
                                                                     --------------
Total                                                                        91,934
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.7%)
CBS Cl B                                           2,799                     68,464
Cisco Systems                                      6,402(b)                 129,576
Corning                                              980(b)                  23,922
Nokia ADR                                          3,895(c)                  72,369
                                                                     --------------
Total                                                                       294,331
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.0%)
Dell                                               2,492(b)                  72,268
EMC                                                3,272(b)                  45,873
Hewlett-Packard                                    6,293                    206,474
Intl Business Machines                             2,452                    196,748
                                                                     --------------
Total                                                                       521,363
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.1%)
American Express                                   1,211                     65,249
Capital One Financial                              1,458                    127,720
                                                                     --------------
Total                                                                       192,969
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.5%)
Temple-Inland                                      2,143                     91,442
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.0%)
Citigroup                                         12,218                    566,549
JPMorgan Chase & Co                                7,885                    324,389
                                                                     --------------
Total                                                                       890,938
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.8%)
ALLTEL                                             1,344                     84,874
AT&T                                               4,340                    119,741
BellSouth                                          7,026                    221,881
Chunghwa Telecom ADR                               2,585(c)                  48,857
Citizens Communications                            1,458                     19,464
Qwest Communications Intl                          5,614(b)                  35,480
Sprint Nextel                                     11,324                    272,116
Telewest Global                                    1,301(b,c)                31,029
Verizon Communications                            10,656                    359,106
                                                                     --------------
Total                                                                     1,192,548
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.5%)
Entergy                                            1,336                     96,873
Exelon                                             2,539                    145,003
FPL Group                                            523                     21,929
PPL                                                1,764                     56,095
Southern                                           2,726                     92,766
Xcel Energy                                        1,843                     34,206
                                                                     --------------
Total                                                                       446,872
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Flextronics Intl                                   3,235(b,c)                34,906
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ENERGY EQUIPMENT & SERVICES (1.9%)
Cooper Cameron                                     1,200(b)          $       48,600
Halliburton                                        1,731                    117,708
Schlumberger                                         306                     35,190
TODCO Cl A                                           199                      6,670
Transocean                                           593(b)                  43,989
Weatherford Intl                                   1,873(b)                  80,764
                                                                     --------------
Total                                                                       332,921
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
CVS                                                1,182                     33,486
Safeway                                            3,100                     75,361
Wal-Mart Stores                                    2,295                    104,101
                                                                     --------------
Total                                                                       212,948
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Cadbury Schweppes                                  1,791(c)                  18,219
Campbell Soup                                        903                     28,110
General Mills                                      1,292                     63,631
Kellogg                                            1,983                     87,867
                                                                     --------------
Total                                                                       197,827
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                              1,822                     55,735
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Baxter Intl                                        2,411                     91,257
Boston Scientific                                  1,072(b)                  26,178
Guidant                                              200                     15,352
Hospira                                              627(b)                  24,892
PerkinElmer                                          384                      9,135
                                                                     --------------
Total                                                                       166,814
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Cardinal Health                                    1,234                     89,589
Community Health Systems                             391(b)                  14,827
HCA                                                  916                     43,876
Magellan Health Services                             609(b)                  23,258
Medco Health Solutions                               452(b)                  25,185
WellPoint                                            453(b)                  34,786
                                                                     --------------
Total                                                                       231,521
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
McDonald's                                         2,254                     78,687
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive                                  1,030                     56,114
Procter & Gamble                                   1,802                    107,994
Spectrum Brands                                    4,811(b)                  91,746
                                                                     --------------
Total                                                                       255,854
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.5%)
General Electric                                   9,131                    300,135
Tyco Intl                                          5,169(c)                 133,309
                                                                     --------------
Total                                                                       433,444
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
176 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
INSURANCE (5.7%)
ACE                                                2,627(c)          $      146,403
American Intl Group                                7,576                    502,743
Aon                                                1,508                     59,732
Aspen Insurance Holdings                           1,817(c)                  42,173
Chubb                                                889                     85,122
Endurance Specialty Holdings                         826(c)                  26,019
Hartford Financial  Services Group                 1,140                     93,913
Max Re Capital                                       681(c)                  16,623
Prudential Financial                                 472                     36,363
                                                                     --------------
Total                                                                     1,009,091
-----------------------------------------------------------------------------------

IT SERVICES (1.1%)
Accenture Cl A                                       565(c)                  18,453
Affiliated Computer  Services Cl A                 1,687(b)                 106,146
Computer Sciences                                    303(b)                  16,465
First Data                                           971                     43,821
Patni Computer Systems ADR                           195(b,c)                 4,680
                                                                     --------------
Total                                                                       189,565
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                               943                     15,890
-----------------------------------------------------------------------------------

MACHINERY (1.3%)
Caterpillar                                        1,183                     86,454
Deere & Co                                           592                     45,152
Illinois Tool Works                                  386                     33,134
Ingersoll-Rand Cl A                                  873(c)                  35,819
ITT Inds                                             482                     25,305
                                                                     --------------
Total                                                                       225,864
-----------------------------------------------------------------------------------

MEDIA (6.4%)
Clear Channel  Communications                        522                     14,773
Comcast Cl A                                       2,811(b)                  75,419
Comcast Special Cl A                               4,006(b)                 107,161
EchoStar  Communications Cl A                        546(b)                  16,036
Liberty Global Cl A                                1,327(b)                  26,951
Liberty Global Series C                            1,327(b)                  25,744
Liberty Media Cl A                                18,402(b)                 151,632
News Corp Cl A                                     7,066                    115,034
NTL                                                3,232(b)                 212,827
Time Warner                                        7,860                    136,057
Viacom Cl B                                        2,895(b)                 115,684
Vivendi Universal ADR                              1,786(c)                  53,848
Walt Disney                                        2,585                     72,354
                                                                     --------------
Total                                                                     1,123,520
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcan                                              1,392(c)                  60,579
Alcoa                                                686                     20,114
Ternium ADR                                          320(b,c)                 7,536
                                                                     --------------
Total                                                                        88,229
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

MULTILINE RETAIL (1.1%)
Federated Dept Stores                                590             $       41,914
JC Penney                                            911                     53,421
Kohl's                                               384(b)                  18,474
Target                                             1,509                     82,089
                                                                     --------------
Total                                                                       195,898
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Dominion Resources                                 1,682                    126,318
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                              1,355(b)                  20,190
-----------------------------------------------------------------------------------

OIL & GAS (10.5%)
Amerada Hess                                         278                     38,450
Anadarko Petroleum                                 1,356                    134,461
BP ADR                                             1,638(c)                 108,796
Chevron                                            5,270                    297,650
ConocoPhillips                                     5,882                    358,567
Devon Energy                                       1,152                     67,542
Exxon Mobil                                       12,260                    727,875
Kerr-McGee                                           167                     16,316
Newfield Exploration                               1,035(b)                  40,003
Royal Dutch Shell ADR                                797(c)                  48,203
                                                                     --------------
Total                                                                     1,837,863
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Bowater                                            1,064                     27,685
Intl Paper                                         1,659                     54,365
Weyerhaeuser                                         892                     60,915
                                                                     --------------
Total                                                                       142,965
-----------------------------------------------------------------------------------

PHARMACEUTICALS (5.1%)
Bristol-Myers Squibb                               3,680                     85,008
GlaxoSmithKline ADR                                  883(c)                  44,874
Merck & Co                                         2,593                     90,392
Novartis ADR                                       1,006(c)                  53,570
Pfizer                                            18,071                    473,278
Schering-Plough                                    4,427                     81,900
Wyeth                                              1,482                     73,804
                                                                     --------------
Total                                                                       902,826
-----------------------------------------------------------------------------------

REAL ESTATE (0.2%)
Apartment Investment &
   Management Cl A                                   615                     27,251
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.4%)
Equity Office Properties Trust                     1,669                     52,490
HomeBanc                                           1,099                      9,561
                                                                     --------------
Total                                                                        62,051
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Broadcom Cl A                                        341(b)          $       15,353
Credence Systems                                   1,195(b)                  10,349
Cypress Semiconductor                              2,824(b)                  50,154
Freescale Semiconductor Cl A                       1,313(b)                  35,307
Freescale Semiconductor Cl B                         436(b)                  11,789
Infineon Technologies ADR                          1,794(b,c)                16,523
Intel                                              1,940                     39,964
MEMC Electronic Materials                          2,318(b)                  77,630
Texas Instruments                                  1,120                     33,432
                                                                     --------------
Total                                                                       290,501
-----------------------------------------------------------------------------------

SOFTWARE (2.4%)
CA                                                   598                     16,242
Cadence Design Systems                             4,521(b)                  80,248
Compuware                                          4,354(b)                  35,746
Microsoft                                          6,569                    176,706
Oracle                                             7,144(b)                  88,728
Symantec                                             447(b)                   7,550
TIBCO Software                                     2,445(b)                  21,198
                                                                     --------------
Total                                                                       426,418
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Home Depot                                         1,659                     69,927
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.8%)
Countrywide Financial                              5,849                    201,674
Fannie Mae                                         4,886                    267,166
Freddie Mac                                        2,397                    161,534
Washington Mutual                                    870                     37,149
                                                                     --------------
Total                                                                       667,523
-----------------------------------------------------------------------------------

TOBACCO (2.2%)
Altria Group                                       5,463                    392,790
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Vodafone Group ADR                                 2,543(c)                  49,131
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $16,317,531)                                                  $   17,361,712
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $16,317,531)(d)                                               $   17,361,712
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 177
--------------------------------------------------------------------------------

RiverSource VP - Large Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 6.2% of net assets.

(d) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $16,318,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $1,336,000
      Unrealized depreciation                                          (292,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                    $1,044,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
178 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Mid Cap Growth Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
BIOTECHNOLOGY (8.7%)
Biogen Idec                                       65,667(b)          $    3,102,766
Invitrogen                                        60,944(b)               4,322,758
MedImmune                                        163,646(b)               5,971,442
OSI Pharmaceuticals                               81,035(b)               2,632,017
Techne                                           108,613(b)               6,459,214
                                                                     --------------
Total                                                                    22,488,197
-----------------------------------------------------------------------------------

CAPITAL MARKETS (5.9%)
Investors Financial Services                      70,053                  3,160,091
Legg Mason                                        61,930                  8,087,439
T Rowe Price Group                                54,977                  4,221,134
                                                                     --------------
Total                                                                    15,468,664
-----------------------------------------------------------------------------------

CHEMICALS (2.1%)
Sigma-Aldrich                                     86,800                  5,590,788
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.9%)
Cintas                                            93,107                  3,825,767
Robert Half Intl                                 184,639                  6,632,232
Strayer Education                                 25,739                  2,479,438
                                                                     --------------
Total                                                                    12,937,437
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.4%)
F5 Networks                                       21,331(b)               1,446,668
Juniper Networks                                 114,109(b)               2,098,465
                                                                     --------------
Total                                                                     3,545,133
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.2%)
Network Appliance                                 90,680(b)               3,006,949
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (3.1%)
Martin Marietta Materials                         83,536                  8,144,760
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
American Power Conversion                        131,000                  2,676,330
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (6.2%)
BJ Services                                      104,264                  3,264,506
ENSCO Intl                                       126,562                  5,656,056
Nabors Inds                                       51,887(b,c)             3,421,948
Noble                                             52,784                  3,901,265
                                                                     --------------
Total                                                                    16,243,775
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.6%)
Whole Foods Market                               104,511                  6,676,163
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.2%)
Biomet                                            73,075                  2,659,930
Diagnostic Products                              135,659                  6,260,663
Kinetic Concepts                                  59,493(b)               2,207,190
St Jude Medical                                   54,022(b)               2,463,403
                                                                     --------------
Total                                                                    13,591,186
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (8.3%)
Dendrite Intl                                    221,748(b)          $    2,949,248
Express Scripts                                   58,461(b)               5,101,891
Health Management  Associates Cl A               181,816                  3,870,863
Lincare Holdings                                 109,215(b)               4,466,894
Omnicare                                          85,758                  5,218,374
                                                                     --------------
Total                                                                    21,607,270
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.6%)
Brinker Intl                                      67,792                  2,823,537
Cheesecake Factory                               106,967(b)               3,867,926
Panera Bread Cl A                                 47,767(b)               3,384,770
Royal Caribbean Cruises                           42,933                  1,891,628
Station Casinos                                   40,271                  2,756,550
                                                                     --------------
Total                                                                    14,724,411
-----------------------------------------------------------------------------------

IT SERVICES (8.3%)
Acxiom                                           220,309                  5,701,597
Fiserv                                           112,561(b)               4,671,282
Paychex                                          173,334                  6,942,027
VeriFone Holdings                                168,811(b)               4,456,610
                                                                     --------------
Total                                                                    21,771,516
-----------------------------------------------------------------------------------

MACHINERY (1.0%)
Danaher                                           43,186                  2,616,208
-----------------------------------------------------------------------------------

MEDIA (2.5%)
Catalina Marketing                               135,203                  2,998,803
Univision  Communications Cl A                   105,864(b)               3,541,150
                                                                     --------------
Total                                                                     6,539,953
-----------------------------------------------------------------------------------

OIL & GAS (6.6%)
Denbury Resources                                 70,497(b)               1,998,590
EOG Resources                                     76,081                  5,127,860
Murphy Oil                                        27,860                  1,305,798
Newfield Exploration                              67,947(b)               2,626,152
Pogo Producing                                    77,921                  3,885,141
XTO Energy                                        57,687                  2,416,508
                                                                     --------------
Total                                                                    17,360,049
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.8%)
Broadcom Cl A                                     93,956(b)               4,236,454
KLA-Tencor                                        48,578                  2,537,229
Maxim Integrated Products                         67,273                  2,629,702
Microchip Technology                             163,695                  5,762,063
Novellus Systems                                  96,186(b)               2,571,052
                                                                     --------------
Total                                                                    17,736,500
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SOFTWARE (6.9%)
Advent Software                                  123,640(b)              $3,437,192
BMC Software                                     171,649(b)               3,753,964
Fair Isaac                                       140,864                  6,003,623
Kronos                                            57,057(b)               2,339,908
NAVTEQ                                            52,639(b)               2,437,712
                                                                     --------------
Total                                                                    17,972,399
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.6%)
Advance Auto Parts                                62,671(b)               2,591,446
Chico's FAS                                       58,900(b)               2,771,245
Williams-Sonoma                                  162,892(b)               6,595,497
                                                                     --------------
Total                                                                    11,958,188
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach                                            112,122(b)               4,004,998
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (3.3%)
Fastenal                                         198,528                  8,717,364
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $197,219,526)                                                 $  255,378,238
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.3%)
-----------------------------------------------------------------------------------
                                                AMOUNT
                           EFFECTIVE          PAYABLE AT
ISSUER                       YIELD             MATURITY                    VALUE(a)

COMMERCIAL PAPER
Deutsche Bank
      03-01-06                4.56%         $  5,900,000             $    5,899,253
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,900,000)                                                   $    5,899,253
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $203,119,526)(d)                                              $  261,277,491
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 179
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 1.3% of net assets.

(d) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $203,120,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $61,591,000
      Unrealized depreciation                                        (3,434,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $58,157,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
180 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Mid Cap Value Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (0.6%)
Goodrich                                           4,582             $      191,711
-----------------------------------------------------------------------------------

AIRLINES (1.8%)
AMR                                               15,217(b)                 381,947
Continental Airlines Cl B                          6,251(b)                 145,648
                                                                     --------------
Total                                                                       527,595
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Ballard Power Systems                              4,480(b,c)                27,328
H&E Equipment Services                             2,960(b)                  74,266
Johnson Controls                                   1,430                    101,917
                                                                     --------------
Total                                                                       203,511
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (1.7%)
American Standard
   Companies                                      12,803                    506,743
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
AMVESCAP                                           4,706(c)                  44,449
Mellon Financial                                   5,409                    195,211
                                                                     --------------
Total                                                                       239,660
-----------------------------------------------------------------------------------

CHEMICALS (4.7%)
Agrium                                             3,872(c)                  96,452
Cabot                                              2,934                    108,617
Eastman Chemical                                   6,366                    314,034
Imperial Chemical Inds ADR                         4,904(c)                 116,323
Lubrizol                                           2,551                    110,356
Monsanto                                           2,793                    234,277
Mosaic                                             4,935(b)                  78,467
PPG Inds                                           5,466                    331,403
                                                                     --------------
Total                                                                     1,389,929
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
AmSouth Bancorporation                            10,182                    282,550
Comerica                                           4,455                    255,361
Huntington Bancshares                              4,449                    106,998
North Fork Bancorporation                          5,553                    141,824
                                                                     --------------
Total                                                                       786,733
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.3%)
Dun & Bradstreet                                   1,149(b)                  83,578
Pitney Bowes                                       1,955                     83,557
Ritchie Bros Auctioneers                           2,085(c)                  99,517
RR Donnelley & Sons                                3,902                    131,341
                                                                     --------------
Total                                                                       397,993
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.4%)
Tellabs                                           27,603(b)                 405,488
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Diebold                                            5,442                    217,680
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

CONSTRUCTION & ENGINEERING (2.8%)
Chicago Bridge & Iron                              4,039(c)          $       98,834
Fluor                                              3,328                    287,206
Insituform Technologies Cl A                       1,432(b)                  38,535
McDermott Intl                                     8,215(b)                 423,484
                                                                     --------------
Total                                                                       848,059
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Capital One Financial                              2,200                    192,720
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Temple-Inland                                      2,612                    111,454
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
CenturyTel                                         7,848                    282,371
Qwest Communications Intl                         38,123(b)                 240,937
                                                                     --------------
Total                                                                       523,308
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.8%)
Consolidated Edison                                3,200                    146,784
DPL                                                3,995                    107,545
DTE Energy                                         2,683                    116,174
Pinnacle West Capital                             10,061                    413,004
Xcel Energy                                        2,419                     44,897
                                                                     --------------
Total                                                                       828,404
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.9%)
Cooper Inds Cl A                                   4,952                    414,481
Energy Conversion Devices                          1,070(b)                  50,130
FuelCell Energy                                    2,354(b)                  26,200
Plug Power                                         3,185(b)                  16,212
Rockwell Automation                                5,469                    372,822
                                                                     --------------
Total                                                                       879,845
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Solectron                                         54,610(b)                 197,142
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (8.5%)
BJ Services                                        9,654                    302,267
Cooper Cameron                                     8,052(b)                 326,106
ENSCO Intl                                         2,793                    124,819
GlobalSantaFe                                     15,634                    865,185
Nabors Inds                                        3,727(b,c)               245,796
Smith Intl                                         5,741                    222,349
Weatherford Intl                                  10,578(b)                 456,123
                                                                     --------------
Total                                                                     2,542,645
-----------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
Archer-Daniels-Midland                            11,919                    378,071
Del Monte Foods                                    9,308                    101,271
Tyson Foods Cl A                                   9,721                    131,525
                                                                     --------------
Total                                                                       610,867
-----------------------------------------------------------------------------------

GAS UTILITIES (1.3%)
NiSource                                          18,664                    383,172
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Hospira                                            1,883(b)                  74,755
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (1.6%)
AmerisourceBergen                                  3,147             $      144,731
Humana                                             4,087(b)                 211,174
Tenet Healthcare                                  16,349(b)                 128,994
                                                                     --------------
Total                                                                       484,899
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Royal Caribbean Cruises                            9,451                    416,411
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.2%)
Centex                                             1,551                    104,863
DR Horton                                          2,726                     92,984
Lennar Cl A                                        1,715                    102,660
Mohawk Inds                                        1,156(b)                 100,006
Stanley Works                                      5,364                    268,951
Whirlpool                                          3,150                    282,838
                                                                     --------------
Total                                                                       952,302
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Textron                                            1,648                    145,205
-----------------------------------------------------------------------------------

INSURANCE (12.1%)
ACE                                               10,662(c)                 594,192
Aon                                               17,737                    702,562
Axis Capital Holdings                              3,933(c)                 121,766
Bristol West Holdings                              5,894                    109,275
Everest Re Group                                   4,482(c)                 443,897
Jefferson-Pilot                                    3,108                    187,257
Lincoln Natl                                       2,562                    145,445
Loews                                              3,775                    348,282
Torchmark                                          3,297                    180,247
Willis Group Holdings                              5,182(c)                 178,468
XL Capital Cl A                                    8,400(c)                 567,420
                                                                     --------------
Total                                                                     3,578,811
-----------------------------------------------------------------------------------

IT SERVICES (2.2%)
Computer Sciences                                  5,143(b)                 279,471
Electronic Data Systems                           14,486                    386,776
                                                                     --------------
Total                                                                       666,247
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Eastman Kodak                                      8,926                    250,374
Hasbro                                             4,435                     89,986
                                                                     --------------
Total                                                                       340,360
-----------------------------------------------------------------------------------

MACHINERY (8.0%)
AGCO                                              13,116(b)                 256,418
Cummins                                            2,318                    250,993
Dover                                              7,112                    340,949
Eaton                                              8,258                    575,335
Ingersoll-Rand Cl A                               11,578(c)                 475,045
Manitowoc                                          2,299                    177,184
Terex                                              3,905(b)                 309,081
                                                                     --------------
Total                                                                     2,385,005
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 181
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
MEDIA (1.0%)
Interpublic Group  of Companies                   10,305(b)          $      106,760
RH Donnelley                                         870(b)                  53,070
Tribune                                            4,553                    139,322
                                                                     --------------
Total                                                                       299,152
-----------------------------------------------------------------------------------

METALS & MINING (2.9%)
Freeport-McMoRan  Copper & Gold Cl B               7,752                    392,484
Nucor                                              2,555                    219,858
Phelps Dodge                                       1,889                    260,682
                                                                     --------------
Total                                                                       873,024
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.7%)
Family Dollar Stores                               8,523                    219,212
Federated Dept Stores                              1,622                    115,227
JC Penney                                          2,983                    174,923
                                                                     --------------
Total                                                                       509,362
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (2.3%)
CMS Energy                                         4,234(b)                  59,615
Constellation Energy Group                         1,525                     89,579
Energy East                                        8,511                    213,286
Public Service  Enterprise Group                   4,879                    338,553
                                                                     --------------
Total                                                                       701,033
-----------------------------------------------------------------------------------

OIL & GAS (4.2%)
Amerada Hess                                       1,568                    216,870
El Paso                                            4,394                     57,474
Kerr-McGee                                         1,054                    102,976
Pioneer Natural Resources                         10,627                    447,290
Suncor Energy                                      2,083(c)                 155,704
Sunoco                                             3,570                    264,537
                                                                     --------------
Total                                                                     1,244,851
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.2%)
Abitibi-Consolidated                               6,350(c)                  22,162
Bowater                                            7,029                    182,894
Louisiana-Pacific                                  1,727                     49,099
MeadWestvaco                                       3,702                    102,989
                                                                     --------------
Total                                                                       357,144
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

PHARMACEUTICALS (0.8%)
King Pharmaceuticals                               4,547(b)          $       73,889
Mylan Laboratories                                 3,940                     90,620
Watson Pharmaceuticals                             2,480(b)                  74,350
                                                                     --------------
Total                                                                       238,859
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (2.8%)
Boston Properties                                    880                     74,510
Crescent Real Estate Equities                     10,475                    220,499
Equity Residential                                 6,035                    273,264
Rayonier                                           6,167                    265,798
Starwood Hotels &  Resorts Worldwide Unit          1,993                    126,556
                                                                     --------------
Total                                                                       960,627
-----------------------------------------------------------------------------------

ROAD & RAIL (1.5%)
CSX                                                8,241                    456,387
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Intersil Cl A                                     10,300                    291,902
Microchip Technology                               4,604                    162,061
Natl Semiconductor                                14,046                    393,990
                                                                     --------------
Total                                                                       847,953
-----------------------------------------------------------------------------------

SOFTWARE (1.0%)
BMC Software                                      13,755(b)                 300,822
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AnnTaylor Stores                                   2,829(b)                 102,692
AutoZone                                             690(b)                  66,709
RadioShack                                         5,010                     97,946
                                                                     --------------
Total                                                                       267,347
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Liz Claiborne                                      8,222                    296,239
VF                                                 4,195                    229,886
                                                                     --------------
Total                                                                       526,125
-----------------------------------------------------------------------------------

TOBACCO (0.6%)
Reynolds American                                  1,631                    173,131
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $26,942,776)                                                  $   28,784,471
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (0.3%)
-----------------------------------------------------------------------------------
ISSUER                       COUPON           PRINCIPAL                    VALUE(a)
                              RATE              AMOUNT

Qwest Communications Intl
   Sr Unsecured
      11-15-25                3.50%         $     80,000             $      101,200
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $80,000)                                                      $      101,200
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.7%)
-----------------------------------------------------------------------------------
                                                AMOUNT
                           EFFECTIVE          PAYABLE AT
ISSUER                       YIELD             MATURITY                    VALUE(a)

COMMERCIAL PAPER
BNP Paribas Finance
      03-01-06                4.56%         $  1,200,000             $    1,199,848
Thunder Bay Funding
      03-09-06                4.54             1,100,000(d)               1,098,754
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,298,893)                                                   $    2,298,602
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $29,321,669)(e)                                               $   31,184,273
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
182 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 11.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $1,098,754 or 3.7% of net assets.

(e) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $29,322,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $2,256,000
      Unrealized depreciation                                          (394,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                    $1,862,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 183
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - New Dimensions Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (3.3%)
Boeing                                           145,651             $   10,587,371
DRS Technologies                                   5,965                    314,773
Empresa Brasileira de  Aeronautica ADR            39,491(c)               1,569,767
General Dynamics                                  32,149                  3,963,007
Goodrich                                         134,439                  5,624,928
Honeywell Intl                                   299,329                 12,257,522
Lockheed Martin                                  157,250                 11,458,808
Northrop Grumman                                  93,982                  6,024,246
United Technologies                              135,527                  7,928,330
                                                                     --------------
Total                                                                    59,728,752
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                        24,491                  1,829,723
-----------------------------------------------------------------------------------

AUTO COMPONENTS (--%)
Cooper Tire & Rubber                               3,218                     47,948
Dana                                               8,444                     14,861
Goodyear Tire & Rubber                             9,398(b)                 134,673
Johnson Controls                                  10,023                    714,340
                                                                     --------------
Total                                                                       911,822
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                        96,707                    770,755
General Motors                                    66,828(e)               1,357,276
Harley-Davidson                                   14,427                    757,562
                                                                     --------------
Total                                                                     2,885,593
-----------------------------------------------------------------------------------

BEVERAGES (1.5%)
Coca-Cola                                        137,572                  5,773,897
PepsiCo                                          355,183                 20,994,867
                                                                     --------------
Total                                                                    26,768,764
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (1.7%)
Amgen                                            220,623(b)              16,654,830
Biogen Idec                                      148,920(b)               7,036,470
Genentech                                         63,769(b)               5,464,366
Gilead Sciences                                   43,927(b)               2,735,334
                                                                     --------------
Total                                                                    31,891,000
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard  Companies                      30,936                  1,224,447
Masco                                             79,810                  2,489,274
                                                                     --------------
Total                                                                     3,713,721
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.6%)
Bank of New York                                 171,236                  5,863,121
BlackRock Cl A                                    34,463                  4,897,192
Franklin Resources                                43,423                  4,458,674
Investors Financial Services                      30,185                  1,361,645
Legg Mason                                         3,070                    400,911
Lehman Brothers Holdings                          69,014                 10,072,593
Merrill Lynch & Co                                65,292                  5,041,195
Morgan Stanley                                   199,250                 11,887,255
State Street                                      45,347                  2,833,281
                                                                     --------------
Total                                                                    46,815,867
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

CHEMICALS (1.0%)
Air Products & Chemicals                          10,934             $      701,525
Bayer                                             41,090(c)               1,655,010
Dow Chemical                                     177,021                  7,617,215
Eastman Chemical                                  28,082                  1,385,285
Ecolab                                             9,348                    338,304
EI du Pont de Nemours & Co                        46,158                  1,857,398
Engelhard                                          6,130                    243,668
Hercules                                           6,199(b)                  73,458
Intl Flavors & Fragrances                          4,215                    145,965
Lyondell Chemical                                 60,885                  1,273,714
Monsanto                                          14,293                  1,198,897
PPG Inds                                           8,629                    523,176
Praxair                                           16,479                    889,536
Rohm & Haas                                        7,582                    377,205
RPM Intl                                          35,727                    644,515
Sigma-Aldrich                                      3,479                    224,082
                                                                     --------------
Total                                                                    19,148,953
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Bank of America                                  866,718                 39,739,021
Commerce Bancorp                                  83,542(e)               2,771,088
ICICI Bank ADR                                     9,027(c)                 277,219
PNC Financial  Services Group                    116,989                  8,230,176
US Bancorp                                       186,700                  5,770,897
Wachovia                                         187,488                 10,512,452
Wells Fargo & Co                                 309,258                 19,854,364
                                                                     --------------
Total                                                                    87,155,217
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Allied Waste Inds                                 10,733(b)                 114,950
Apollo Group Cl A                                  7,543(b)                 372,473
Avery Dennison                                    21,811                  1,308,660
Cendant                                          338,039                  5,618,209
Cintas                                             7,360                    302,422
Monster Worldwide                                  6,432(b)                 314,911
Pitney Bowes                                      11,447                    489,245
Robert Half Intl                                   8,885                    319,149
RR Donnelley & Sons                               11,175                    376,151
Waste Management                                  27,094                    901,146
                                                                     --------------
Total                                                                    10,117,316
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.4%)
CBS Cl B                                          98,818                  2,417,088
Cisco Systems                                  1,982,677(b)              40,129,383
Corning                                          104,210(b)               2,543,766
Juniper Networks                                 155,671(b)               2,862,790
Nokia ADR                                        757,940(c)              14,082,525
                                                                     --------------
Total                                                                    62,035,552
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Dell                                             479,548(b)              13,906,892
EMC                                              565,630(b)               7,930,133
Hewlett-Packard                                  483,928                 15,877,678
Intl Business Machines                           183,526                 14,726,126
                                                                     --------------
Total                                                                    52,440,829
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

CONSTRUCTION & ENGINEERING (--%)
Fluor                                              4,505             $      388,782
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                   5,130                    405,270
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.2%)
American Express                                 169,426                  9,128,673
Capital One Financial                            114,020                  9,988,152
SLM                                               59,078                  3,332,590
                                                                     --------------
Total                                                                    22,449,415
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                               5,563                    236,984
Bemis                                              5,430                    162,791
Pactiv                                             7,553(b)                 173,190
Sealed Air                                         4,162(b)                 236,735
Temple-Inland                                     80,649                  3,441,293
                                                                     --------------
Total                                                                     4,250,993
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                      8,896                    396,050
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
Citigroup                                        615,407                 28,536,422
Consumer Discretionary  Select Sector SPDR Fund   23,007                    770,044
Industrial Select Sector  SPDR Fund               12,625                    410,186
JPMorgan Chase & Co                              390,320                 16,057,765
Materials Select Sector  SPDR Trust               37,142                  1,153,631
                                                                     --------------
Total                                                                    46,928,048
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.1%)
ALLTEL                                           219,838                 13,882,770
AT&T                                             149,909                  4,135,989
BellSouth                                        279,463                  8,825,442
Chunghwa Telecom ADR                              90,296(c)               1,706,594
Citizens Communications                           51,177                    683,213
Philippine Long Distance  Telephone ADR           34,420(c)               1,187,490
Qwest Communications Intl                        309,707(b)               1,957,348
Sprint Nextel                                  3,357,421                 80,678,827
Telewest Global                                   45,630(b,c)             1,088,276
Verizon Communications                           460,242                 15,510,155
                                                                     --------------
Total                                                                   129,656,104
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                   8,202(b)                 293,304
Ameren                                            10,437                    528,843
American Electric Power                           20,147                    735,366
CenterPoint Energy                                15,894                    206,145
Cinergy                                           10,097                    445,076
Consolidated Edison                               12,549                    575,623
DTE Energy                                         8,915                    386,020
Edison Intl                                       16,717                    741,566
Entergy                                           57,051                  4,136,767

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
184 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
ELECTRIC UTILITIES (CONT.)
Exelon                                           121,748             $    6,953,027
FirstEnergy                                       17,066                    871,731
FPL Group                                         37,988                  1,592,837
PG&E                                              17,355                    660,358
Pinnacle West Capital                              5,128                    210,504
PPL                                               80,311                  2,553,890
Progress Energy                                   12,863                    570,860
Southern                                         131,117                  4,461,911
TECO Energy                                       10,747                    183,344
TXU                                               24,590                  1,288,270
Xcel Energy                                       85,344                  1,583,985
                                                                     --------------
Total                                                                    28,979,427
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion                          9,821                    200,643
Cooper Inds Cl A                                   4,590                    384,183
Emerson Electric                                  20,089                  1,643,481
Rockwell Automation                                8,657                    590,148
                                                                     --------------
Total                                                                     2,818,455
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                              20,770(b)                 747,720
Flextronics Intl                                 168,572(b,c)             1,818,891
Tektronix                                          4,287                    132,040
                                                                     --------------
Total                                                                     2,698,651
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes                                      17,776                  1,208,235
BJ Services                                       17,199                    538,501
Cooper Cameron                                    41,924(b)               1,697,922
Halliburton                                      129,496                  8,805,727
Nabors Inds                                        8,310(b,c)               548,045
Natl Oilwell Varco                                 9,424(b)                 573,733
Noble                                              7,066                    522,248
Rowan Companies                                    5,613                    225,923
Schlumberger                                      50,099                  5,761,385
TODCO Cl A                                         7,563                    253,512
Transocean                                        28,888(b)               2,142,912
Weatherford Intl                                  83,135(b)               3,584,781
                                                                     --------------
Total                                                                    25,862,924
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS                                              143,626                  4,068,925
Rite Aid                                         170,890(b)                 630,584
Safeway                                          444,490                 10,805,551
Wal-Mart Stores                                  208,363                  9,451,346
                                                                     --------------
Total                                                                    24,956,406
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Cadbury Schweppes                                384,346(c)               3,909,805
Campbell Soup                                     86,243                  2,684,745
General Mills                                     67,836                  3,340,923
Kellogg                                          346,750                 15,364,492
                                                                     --------------
Total                                                                    25,299,965
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
KeySpan                                            8,970                    365,528
Nicor                                              2,234                     95,906
NiSource                                          13,659                    280,419
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

GAS UTILITIES (CONT.)
ONEOK                                             63,657             $    1,947,267
Peoples Energy                                     1,935                     71,034
                                                                     --------------
Total                                                                     2,760,154
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Alcon                                              9,327(c)               1,074,097
Baxter Intl                                      416,114                 15,749,915
Boston Scientific                                170,232(b)               4,157,065
Guidant                                          155,897                 11,966,654
Hospira                                           22,090(b)                 876,973
Medtronic                                             30                      1,619
PerkinElmer                                      142,103                  3,380,630
                                                                     --------------
Total                                                                    37,206,953
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Cardinal Health                                  210,661                 15,293,989
Caremark Rx                                       14,000(b)                 696,500
Community Health Systems                          40,487(b)               1,535,267
Coventry Health Care                               8,518(b)                 507,843
HCA                                              160,338                  7,680,190
HealthSouth                                      219,731(b)               1,074,485
Humana                                             7,302(b)                 377,294
IMS Health                                        14,910                    359,331
Magellan Health Services                          48,409(b)               1,848,740
McKesson                                          20,890                  1,130,776
Medco Health Solutions                           115,372(b)               6,428,528
UnitedHealth Group                               273,996                 15,954,787
Universal Health  Services Cl B                   22,584                  1,134,394
WellPoint                                         37,952(b)               2,914,334
                                                                     --------------
Total                                                                    56,936,458
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Carnival Unit                                     22,228                  1,148,076
Harrah's Entertainment                            13,446                    967,036
Kerzner Intl                                      30,265(b,c)             2,036,532
Marriott Intl Cl A                                24,335(g)               1,664,514
McDonald's                                        76,944                  2,686,115
Orient-Express Hotels Cl A                         9,804(c)                 341,964
                                                                     --------------
Total                                                                     8,844,237
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Centex                                             6,724                    454,610
DR Horton                                         14,584                    497,460
Fortune Brands                                     7,442                    577,127
Harman Intl Inds                                  30,991                  3,419,856
KB HOME                                            4,369                    292,854
Leggett & Platt                                    9,519                    223,506
Maytag                                             4,293                     73,840
Pulte Homes                                       11,115                    426,927
Snap-On                                            2,975                    115,787
Sony                                              50,665(c)               2,420,540
Stanley Works                                      3,792                    190,131
Whirlpool                                          3,435                    308,429
                                                                     --------------
Total                                                                     9,001,067
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive                                108,235                  5,896,643
Procter & Gamble                                 460,676                 27,608,313
Spectrum Brands                                  499,687(b)               9,529,031
                                                                     --------------
Total                                                                    43,033,987
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

INDUSTRIAL CONGLOMERATES (2.6%)
General Electric                               1,129,691             $   37,132,944
Tyco Intl                                        386,346(c)               9,963,863
                                                                     --------------
Total                                                                    47,096,807
-----------------------------------------------------------------------------------

INSURANCE (4.4%)
ACE                                              202,489(c)              11,284,712
American Intl Group                              595,768                 39,535,164
Aon                                              175,695                  6,959,279
Arch Capital Group                                51,396(b,c)             2,906,958
Aspen Insurance Holdings                         259,240(c)               6,016,960
Chubb                                             49,609                  4,750,062
Endurance  Specialty Holdings                     29,304(c)                 923,076
Hartford Financial  Services Group                64,568                  5,319,112
Max Re Capital                                    88,215(c)               2,153,328
Prudential Financial                              20,618                  1,588,411
                                                                     --------------
Total                                                                    81,437,062
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com                                        17,752(b)                 665,522
eBay                                             139,443(b)               5,586,087
                                                                     --------------
Total                                                                     6,251,609
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Google Cl A                                        8,585(b)               3,113,093
Yahoo!                                            66,797(b)               2,141,512
                                                                     --------------
Total                                                                     5,254,605
-----------------------------------------------------------------------------------

IT SERVICES (0.9%)
Accenture Cl A                                    19,837(c)                 647,876
Affiliated Computer  Services Cl A                74,681(b)               4,698,929
Automatic Data Processing                         40,687                  1,879,333
Cognizant Technology  Solutions Cl A               2,540(b)                 146,329
Computer Sciences                                 20,103(b)               1,092,397
First Data                                       149,181                  6,732,538
Ness Technologies                                 18,848(b,c)               211,475
Patni Computer Systems ADR                        18,985(b,c)               455,640
Paychex                                           13,961                    559,138
                                                                     --------------
Total                                                                    16,423,655
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel                                            33,284                    560,835
-----------------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar                                       92,816                  6,782,993
Cummins                                            2,318                    250,993
Danaher                                           12,106                    733,381
Deere & Co                                        33,270                  2,537,503
Dover                                             10,583                    507,349
Eaton                                              7,424                    517,230
Illinois Tool Works                               24,271                  2,083,423
Ingersoll-Rand Cl A                               48,106(c)               1,973,789
ITT Inds                                          17,050                    895,125
Navistar Intl                                      3,291(b)                  96,591
PACCAR                                             8,577                    599,275
Pall                                               6,339                    186,493
Parker Hannifin                                    6,021                    470,662
                                                                     --------------
Total                                                                    17,634,807
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 185
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
MEDIA (7.8%)
Cablevision Systems Cl A                          84,737(b)          $    2,224,346
Clear Channel  Communications                     45,634                  1,291,442
Comcast Cl A                                     497,671(b)              13,352,513
Comcast Special Cl A                             157,576(b)               4,215,158
EchoStar  Communications Cl A                     19,071(b)                 560,115
Liberty Global Cl A                              460,828(b)               9,359,417
Liberty Global Series C                          190,378(b)               3,693,333
Liberty Media Cl A                               628,221(b)               5,176,541
News Corp Cl A                                   971,321                 15,813,106
NTL                                              776,688(b)              51,144,905
Time Warner                                      549,319                  9,508,712
Viacom Cl B                                      218,212(b)               8,719,752
Vivendi Universal ADR                            493,780(c)              14,887,467
Walt Disney                                      139,328                  3,899,791
WorldSpace Cl A                                   70,666(b)                 819,019
                                                                     --------------
Total                                                                   144,665,617
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
Alcan                                             48,610(c)               2,115,507
Alcoa                                             68,293                  2,002,351
Allegheny Technologies                             4,565                    230,578
Coeur d'Alene Mines                              499,697(b)               2,768,321
Freeport-McMoRan  Copper & Gold Cl B              10,172                    515,008
Newmont Mining                                    84,671                  4,480,790
Nucor                                              7,976                    686,335
Ternium ADR                                       22,362(b,c)               526,625
                                                                     --------------
Total                                                                    13,325,515
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Dollar General                                    16,663                    290,269
Federated Dept Stores                             57,103                  4,056,597
JC Penney                                        108,190                  6,344,262
Kohl's                                            69,280(b)               3,333,061
Target                                           162,098                  8,818,131
                                                                     --------------
Total                                                                    22,842,320
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES                                               32,837(b)                 568,080
Calpine                                           26,355(b)                   5,864
CMS Energy                                        11,208(b)                 157,809
Constellation Energy Group                         8,769                    515,091
Dominion Resources                                75,108                  5,640,610
Duke Energy                                       47,123                  1,338,293
Dynegy Cl A                                       15,382(b)                  83,217
Public Service  Enterprise Group                  12,944                    898,184
Sempra Energy                                     13,209                    631,919
                                                                     --------------
Total                                                                     9,839,067
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                             66,021(b)                 983,713
-----------------------------------------------------------------------------------

OIL & GAS (7.2%)
Amerada Hess                                      14,085                  1,948,096
Anadarko Petroleum                                76,733                  7,608,844
Apache                                            30,758                  2,058,325
Ashland                                            3,786                    247,112
BP ADR                                            82,965(c)               5,510,535

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

OIL & GAS (CONT.)
Burlington Resources                              19,890             $    1,793,680
Chevron                                          320,573                 18,105,964
ConocoPhillips                                   300,176                 18,298,730
Devon Energy                                      68,089                  3,992,058
El Paso                                           33,730                    441,188
Exxon Mobil                                      971,355                 57,669,347
Kerr-McGee                                        17,771                  1,736,227
Kinder Morgan                                      5,414                    502,311
Marathon Oil                                      52,329                  3,694,427
Murphy Oil                                         9,212                    431,766
Newfield Exploration                              36,163(b)               1,397,700
Occidental Petroleum                              22,450                  2,055,073
Royal Dutch Shell ADR                             28,354(c)               1,714,850
Ultra Petroleum                                   18,223(b)                 948,325
Williams Companies                                30,011                    647,337
XTO Energy                                        19,307                    808,770
                                                                     --------------
Total                                                                   131,610,665
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                           37,471                    974,995
Intl Paper                                        83,164                  2,725,284
Louisiana-Pacific                                  5,611                    159,521
MeadWestvaco                                       9,581                    266,543
Weyerhaeuser                                      43,630                  2,979,494
                                                                     --------------
Total                                                                     7,105,837
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.9%)
AstraZeneca                                      124,659(c)               5,756,450
Bristol-Myers Squibb                             439,867                 10,160,928
Eli Lilly & Co                                    55,456                  3,084,463
GlaxoSmithKline ADR                               31,439(c)               1,597,730
Johnson & Johnson                                144,181(g)               8,312,035
Merck & Co                                       252,341                  8,796,607
Novartis ADR                                     126,459(c,e)             6,733,942
Pfizer                                         1,981,776                 51,902,712
Roche Holding                                     34,052(c)               5,031,653
Schering-Plough                                  462,394                  8,554,289
Teva Pharmaceutical  Inds ADR                    132,542(c)               5,565,439
Wyeth                                            209,641                 10,440,122
                                                                     --------------
Total                                                                   125,936,370
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.4%)
Apartment Investment &  Management Cl A           26,656                  1,181,127
Archstone-Smith Trust                             11,077                    525,050
Equity Office Properties Trust                    58,291                  1,833,253
Equity Residential                                14,555                    659,050
HomeBanc                                         169,000                  1,470,300
Plum Creek Timber                                  9,516                    353,519
ProLogis                                          12,632                    663,433
Public Storage                                     4,211                    328,542
Vornado Realty Trust                               6,093                    542,216
                                                                     --------------
Total                                                                     7,556,490
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                  29,197                  1,494,302
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Analog Devices                                    96,721             $    3,688,939
Applied Materials                                132,589                  2,431,682
Atmel                                             18,802(b)                  85,549
Broadcom Cl A                                     33,587(b)               1,514,415
Credence Systems                                  41,741(b)                 361,477
Cypress Semiconductor                             98,653(b)               1,752,077
Freescale  Semiconductor Cl A                    244,730(b)               6,580,790
Freescale  Semiconductor Cl B                    109,139(b)               2,951,119
Infineon Technologies ADR                         63,640(b,c)               586,124
Integrated Device  Technology                    177,414(b)               2,634,598
Intel                                            528,125                 10,879,376
Linear Technology                                 42,400                  1,562,864
Maxim Integrated Products                         11,066                    432,570
MEMC Electronic Materials                         80,743(b)               2,704,083
PMC-Sierra                                        82,311(b)                 840,395
Texas Instruments                                171,164                  5,109,245
                                                                     --------------
Total                                                                    44,115,303
-----------------------------------------------------------------------------------

SOFTWARE (3.1%)
Activision                                        42,910(b)                 536,375
Adobe Systems                                    166,128                  6,415,863
CA                                                70,361                  1,911,005
Cadence Design Systems                           154,342(b)               2,739,571
Compuware                                        298,402(b)               2,449,880
Mercury Interactive                               80,862(b)               2,870,601
Microsoft                                        954,817                 25,684,577
Oracle                                           693,805(b)               8,617,058
SAP ADR                                           37,003(c)               1,890,853
Symantec                                          96,604(b)               1,631,642
TIBCO Software                                   168,245(b)               1,458,684
                                                                     --------------
Total                                                                    56,206,109
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AutoNation                                         9,401(b)                 196,575
AutoZone                                           2,832(b)                 273,798
Best Buy                                          52,489                  2,827,057
Home Depot                                       167,976                  7,080,187
Lowe's Companies                                  41,142                  2,805,062
Office Depot                                      15,738(b)                 561,532
OfficeMax                                          3,665                    107,494
RadioShack                                         6,910                    135,091
Sherwin-Williams                                   5,904                    268,927
Staples                                           37,287                    915,023
TJX Companies                                     36,977                    905,567
Too                                               12,464(b)                 379,280
Urban Outfitters                                  23,699(b)                 665,942
                                                                     --------------
Total                                                                    17,121,535
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group                                5,924                    171,322
Liz Claiborne                                      5,560                    200,327
Nike Cl B                                         63,504                  5,510,877
VF                                                 4,386                    240,353
                                                                     --------------
Total                                                                     6,122,879
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
186 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - New Dimensions Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
THRIFTS & MORTGAGE FINANCE (2.5%)
Countrywide Financial                            446,515             $   15,395,837
Fannie Mae                                       325,080                 17,775,374
Freddie Mac                                      171,020                 11,525,038
Washington Mutual                                 30,865                  1,317,936
                                                                     --------------
Total                                                                    46,014,185
-----------------------------------------------------------------------------------

TOBACCO (1.9%)
Altria Group                                     477,642                 34,342,460
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                        3,957                    292,976
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
Centennial Communications                         41,566             $      315,486
Hutchison Telecommunications  Intl ADR           282,213(b,c)             6,476,788
Motient                                           60,938(b)               1,440,574
NeuStar Cl A                                     192,610(b)               5,547,168
Orascom Telecom  Holding GDR                     203,464(c)              12,004,376
Partner  Communications ADR                       64,958(c)                 490,433
Vodafone Group                                 8,623,986(c)              16,521,641
Vodafone Group ADR                                88,881(c)               1,717,181
                                                                     --------------
Total                                                                    44,513,647
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,672,695,935)                                               $1,767,064,825

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.4%)(f)
-----------------------------------------------------------------------------------
                                                AMOUNT
                           EFFECTIVE          PAYABLE AT
ISSUER                       YIELD             MATURITY                    VALUE(a)

COMMERCIAL PAPER
Chesham Finance LLC
      03-01-06                4.57%         $ 36,200,000             $   36,195,405
Lehman Brothers Holdings
      03-01-06                4.56            18,400,000                 18,397,669
Nieuw Amsterdam
      03-02-06                4.51             7,300,000(d)               7,298,171
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $61,899,085)                                                  $   61,891,245
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,734,595,020)(h)                                            $1,828,956,070
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 8.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $7,298,171 or 0.4% of net assets.

(e) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 6 to the financial statements. 2.8% of net assets is the Fund's cash equivalent position.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                                CONTRACTS
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
       S&P 500 Index, March 2006                                            113

(h) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $1,734,595,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $121,053,000
      Unrealized depreciation                                      (26,692,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 94,361,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 187
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - S&P 500 Index Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (2.3%)
Boeing                                            26,386             $    1,917,998
General Dynamics                                   6,576                    810,624
Goodrich                                           4,018                    168,113
Honeywell Intl                                    27,547                  1,128,050
L-3 Communications  Holdings                       3,925                    326,207
Lockheed Martin                                   11,694                    852,142
Northrop Grumman                                  11,620                    744,842
Raytheon                                          14,603                    633,770
Rockwell Collins                                   5,652                    300,404
United Technologies                               33,302                  1,948,166
                                                                     --------------
Total                                                                     8,830,316
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.0%)
FedEx                                              9,904                  1,062,105
Ryder System                                       2,097                     92,981
United Parcel Service Cl B                        36,073                  2,695,014
                                                                     --------------
Total                                                                     3,850,100
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                22,804                    382,423
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber                               2,009                     29,934
Dana  4,919                                        8,657
Goodyear Tire & Rubber                             5,765(b)                  82,612
Johnson Controls                                   6,306                    449,430
                                                                     --------------
Total                                                                       570,633
-----------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor                                        60,727                    483,993
General Motors                                    18,492                    375,573
Harley-Davidson                                    8,976                    471,330
                                                                     --------------
Total                                                                     1,330,896
-----------------------------------------------------------------------------------

BEVERAGES (2.1%)
Anheuser-Busch Companies                          25,377                  1,054,161
Brown-Forman Cl B                                  2,714                    190,957
Coca-Cola                                         67,664                  2,839,858
Coca-Cola Enterprises                              9,910                    194,732
Constellation Brands Cl A                          6,430(b)                 169,366
Molson Coors Brewing Cl B                          1,845                    115,774
Pepsi Bottling Group                               4,484                    131,650
PepsiCo                                           54,238                  3,206,008
                                                                     --------------
Total                                                                     7,902,506
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (1.5%)
Amgen                                             40,350(b)               3,046,021
Applera-Applied  Biosystems Group                  6,142(e)                 173,634
Biogen Idec                                       11,094(b)                 524,192
Chiron                                             3,576(b)                 163,316
Genzyme                                            8,442(b)                 585,368
Gilead Sciences                                   14,970(b)                 932,182
MedImmune                                          8,050(b)                 293,745
                                                                     --------------
Total                                                                     5,718,458
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

BUILDING PRODUCTS (0.2%)
American Standard  Companies                       5,977                   $236,570
Masco                                             13,859                    432,262
                                                                     --------------
Total                                                                       668,832
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.4%)
Ameriprise Financial                               8,046                    365,932
Bank of New York                                  25,184                    862,300
Bear Stearns Companies                             3,907                    525,257
Charles Schwab                                    33,726                    546,698
E*TRADE Financial                                 13,370(b)                 342,005
Federated Investors Cl B                           2,770                    107,725
Franklin Resources                                 4,855                    498,511
Goldman Sachs Group                               14,735                  2,081,908
Janus Capital Group                                7,053                    154,672
Lehman Brothers Holdings                           8,754                  1,277,646
Mellon Financial                                  13,670                    493,350
Merrill Lynch & Co                                30,037                  2,319,158
Morgan Stanley                                    35,237                  2,102,240
Northern Trust                                     6,067                    319,852
State Street                                      10,722                    669,911
T Rowe Price Group                                 4,270                    327,851
                                                                     --------------
Total                                                                    12,995,016
-----------------------------------------------------------------------------------

CHEMICALS (1.5%)
Air Products & Chemicals                           7,255                    465,481
Dow Chemical                                      31,553                  1,357,725
Eastman Chemical                                   2,667                    131,563
Ecolab                                             6,024                    218,009
EI du Pont de Nemours & Co                        30,052                  1,209,292
Engelhard                                          3,917                    155,701
Hercules                                           3,685(b)                  43,667
Intl Flavors & Fragrances                          2,646                     91,631
Monsanto                                           8,776                    736,131
PPG Inds                                           5,463                    331,222
Praxair                                           10,538                    568,841
Rohm & Haas                                        4,709                    234,273
Sigma-Aldrich                                      2,198                    141,573
                                                                     --------------
Total                                                                     5,685,109
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (5.9%)
AmSouth Bancorporation                            11,398                    316,295
Bank of America                                  151,840(d)               6,961,865
BB&T                                              17,725                    700,669
Comerica                                           5,407                    309,929
Compass Bancshares                                 4,070                    204,640
Fifth Third Bancorp                               18,136                    700,956
First Horizon Natl                                 4,116                    160,977
Huntington Bancshares                              7,462                    179,461
KeyCorp                                           13,335                    496,995
M&T Bank                                           2,610                    293,364
Marshall & Ilsley                                  6,840                    300,960
Natl City                                         18,015                    626,922
North Fork Bancorporation                         15,546                    397,032
PNC Financial Services Group                       9,554                    672,124

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

COMMERCIAL BANKS (CONT.)
Regions Financial                                 14,973             $      520,761
SunTrust Banks                                    11,819                    855,341
Synovus Financial                                 10,207                    289,368
US Bancorp                                        59,379                  1,835,405
Wachovia                                          50,790                  2,847,795
Wells Fargo & Co                                  54,673                  3,510,007
Zions Bancorporation                               3,418                    282,053
                                                                     --------------
Total                                                                    22,462,919
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Allied Waste Inds                                  7,132(b)                  76,384
Apollo Group Cl A                                  4,753(b)                 234,703
Avery Dennison                                     3,614                    216,840
Cendant                                           33,486                    556,537
Cintas                                             4,503                    185,028
Equifax                                            4,250                    155,720
H&R Block                                         10,712                    238,878
Monster Worldwide                                  4,023(b)                 196,966
Pitney Bowes                                       7,456                    318,669
Robert Half Intl                                   5,567                    199,967
RR Donnelley & Sons                                7,108                    239,255
Waste Management                                  18,040                    600,011
                                                                     --------------
Total                                                                     3,218,958
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.0%)
ADC Telecommunications                             3,811(b)                  96,495
Andrew                                             5,309(b)                  71,990
Avaya                                             13,689(b)                 152,222
CBS Cl B                                          25,263                    617,933
CIENA                                             18,895(b)                  75,958
Cisco Systems                                    200,806(b)               4,064,313
Comverse Technology                                6,608(b)                 190,046
Corning                                           49,824(b)               1,216,204
JDS Uniphase                                      54,023(b)                 164,230
Lucent Technologies                              145,308(b)                 406,862
Motorola                                          81,429                  1,742,581
QUALCOMM                                          53,752                  2,537,632
Tellabs                                           14,663(b)                 215,399
                                                                     --------------
Total                                                                    11,551,865
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.6%)
Apple Computer                                    27,574(b)               1,889,922
Dell                                              76,941(b)               2,231,289
EMC                                               78,156(b)               1,095,747
Gateway                                            8,657(b)                  20,431
Hewlett-Packard                                   93,663                  3,073,083
Intl Business Machines                            51,638(d)               4,143,433
Lexmark Intl Cl A                                  3,791(b)                 178,518
NCR                                                6,004(b)                 240,700
Network Appliance                                 12,169(b)                 403,524
QLogic                                             2,634(b)                 108,363
Sun Microsystems                                 111,621(b)                 465,460
                                                                     --------------
Total                                                                    13,850,470
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                              2,839                    245,006
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
188 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                   3,327             $      262,833
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                  40,594                  2,187,205
Capital One Financial                              9,790                    857,604
SLM                                               13,647                    769,827
                                                                     --------------
Total                                                                     3,814,636
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                               3,398                    144,755
Bemis                                              3,438                    103,071
Pactiv                                             4,688(b)                 107,496
Sealed Air                                         2,660(b)                 151,301
Temple-Inland                                      3,670                    156,599
                                                                     --------------
Total                                                                       663,222
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                      5,676                    252,696
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
CIT Group                                          6,535                    351,387
Citigroup                                        165,391                  7,669,181
JPMorgan Chase & Co                              114,395                  4,706,210
Moody's                                            8,110                    543,370
Principal Financial Group                          9,158                    446,178
                                                                     --------------
Total                                                                    13,716,326
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
ALLTEL                                            12,519                    790,575
AT&T                                             127,711                  3,523,546
BellSouth                                         59,777                  1,887,758
CenturyTel                                         4,285                    154,174
Citizens Communications                           10,918                    145,755
Qwest Communications Intl                         50,472(b)                 318,983
Sprint Nextel                                     96,585                  2,320,938
Verizon Communications                            95,533                  3,219,462
                                                                     --------------
Total                                                                    12,361,191
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.3%)
Allegheny Energy                                   5,327(b)                 190,494
Ameren                                             6,680                    338,476
American Electric Power                           12,875                    469,938
CenterPoint Energy                                10,136                    131,464
Cinergy                                            6,517                    287,269
Consolidated Edison                                8,004                    367,143
DTE Energy                                         5,815                    251,790
Edison Intl                                       10,651                    472,478
Entergy                                            6,782                    491,763
Exelon                                            21,814                  1,245,797
FirstEnergy                                       10,786                    550,949
FPL Group                                         12,904                    541,065
PG&E                                              11,221                    426,959
Pinnacle West Capital                              3,237                    132,879
PPL                                               12,426                    395,147
Progress Energy                                    8,231                    365,292
Southern                                          24,244                    825,023
TECO Energy                                        6,805                    116,093
TXU                                               15,780                    826,713
Xcel Energy                                       13,167                    244,380
                                                                     --------------
Total                                                                     8,671,112
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion                          5,617             $      114,755
Cooper Inds Cl A                                   2,995                    250,682
Emerson Electric                                  13,432                  1,098,872
Rockwell Automation                                5,854                    399,067
                                                                     --------------
Total                                                                     1,863,376
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies                              13,443(b)                 483,949
Jabil Circuit                                      5,685(b)                 215,177
Molex                                              4,693                    149,378
Sanmina-SCI                                       17,188(b)                  66,346
Solectron                                         29,870(b)                 107,831
Symbol Technologies                                8,207                     95,365
Tektronix                                          2,723                     83,868
                                                                     --------------
Total                                                                     1,201,914
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                      11,171                    759,293
BJ Services                                       10,538                    329,945
Halliburton                                       16,767                  1,140,155
Nabors Inds                                        5,165(b,c)               340,632
Natl Oilwell Varco                                 5,695(b)                 346,712
Noble                                              4,472                    330,526
Rowan Companies                                    3,570                    143,693
Schlumberger                                      19,266                  2,215,589
Transocean                                        10,789(b)                 800,328
Weatherford Intl                                  11,360(b)                 489,843
                                                                     --------------
Total                                                                     6,896,716
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.3%)
Albertson's                                       12,052                    306,603
Costco Wholesale                                  15,429                    791,199
CVS                                               26,622                    754,201
Kroger                                            23,694(b)                 474,828
Safeway                                           14,693                    357,187
SUPERVALU                                          4,449                    140,588
SYSCO                                             20,277                    610,135
Walgreen                                          33,084                  1,484,148
Wal-Mart Stores                                   81,663                  3,704,234
Whole Foods Market                                 4,500                    287,460
                                                                     --------------
Total                                                                     8,910,583
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                            21,355                    677,381
Campbell Soup                                      6,084                    189,395
ConAgra Foods                                     16,962                    356,711
General Mills                                     11,614                    571,990
Hershey                                            5,920                    302,808
HJ Heinz                                          10,937                    414,184
Kellogg                                            8,401                    372,248
McCormick & Co                                     4,380                    143,795
Sara Lee                                          24,835                    438,834
Tyson Foods Cl A                                   8,230                    111,352
WM Wrigley Jr                                      5,869                    372,916
                                                                     --------------
Total                                                                     3,951,614
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

GAS UTILITIES (0.1%)
KeySpan                                            5,702             $      232,356
Nicor                                              1,448                     62,163
NiSource                                           8,913                    182,984
Peoples Energy                                     1,248                     45,814
                                                                     --------------
Total                                                                       523,317
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Bausch & Lomb                                      1,758                    121,671
Baxter Intl                                       21,564                    816,197
Becton Dickinson & Co                              8,240                    526,124
Biomet                                             8,143                    296,405
Boston Scientific                                 19,292(b)                 471,111
CR Bard                                            3,432                    224,762
Fisher Scientific Intl                             4,005(b)                 272,981
Guidant                                           10,849                    832,769
Hospira                                            5,257(b)                 208,703
Medtronic                                         39,539                  2,133,129
Millipore                                          1,700(b)                 117,861
PerkinElmer                                        4,276                    101,726
St Jude Medical                                   11,984(b)                 546,470
Stryker                                            9,528                    440,384
Thermo Electron                                    5,299(b)                 183,451
Waters                                             3,616(b)                 154,512
Zimmer Holdings                                    8,098(b)                 560,220
                                                                     --------------
Total                                                                     8,008,476
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Aetna                                             18,708                    954,108
AmerisourceBergen                                  6,818                    313,560
Cardinal Health                                   14,003                  1,016,618
Caremark Rx                                       14,705(b)                 731,574
CIGNA                                              4,110                    504,503
Coventry Health Care                               5,315(b)                 316,880
Express Scripts                                    4,760(b)                 415,405
HCA                                               13,857                    663,750
Health Management  Associates Cl A                 8,082                    172,066
Humana                                             5,321(b)                 274,936
IMS Health                                         6,755                    162,796
Laboratory Corp of  America Holdings               4,348(b)                 252,662
Manor Care                                         2,584                    106,848
McKesson                                          10,054                    544,223
Medco Health Solutions                            10,055(b)                 560,265
Patterson Companies                                4,525(b)                 163,081
Quest Diagnostics                                  5,420                    286,555
Tenet Healthcare                                  15,349(b)                 121,104
UnitedHealth Group                                44,588                  2,596,358
WellPoint                                         21,572(b)               1,656,514
                                                                     --------------
Total                                                                    11,813,806
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Unit                                     14,167                    731,726
Darden Restaurants                                 4,283                    179,629
Harrah's Entertainment                             6,012                    432,383
Hilton Hotels                                     10,722                    259,472
Intl Game Technology                              11,016                    394,042
Marriott Intl Cl A                                 5,384                    368,266
McDonald's                                        41,140                  1,436,197

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 189
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Starbucks                                         25,122(b,d)        $      912,431
Wendy's Intl                                       3,802                    220,136
Yum! Brands                                        9,256                    441,511
                                                                     --------------
Total                                                                     5,375,793
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Black & Decker                                     2,562                    219,256
Centex                                             4,172                    282,069
DR Horton                                          8,900                    303,579
Fortune Brands                                     4,779                    370,611
Harman Intl Inds                                   2,150                    237,253
KB HOME                                            2,556                    171,329
Leggett & Platt                                    6,017                    141,279
Lennar Cl A                                        4,490                    268,771
Maytag                                             2,617                     45,012
Newell Rubbermaid                                  9,010                    224,079
Pulte Homes                                        7,010                    269,254
Snap-On                                            1,891                     73,598
Stanley Works                                      2,381                    119,383
Whirlpool                                          2,209                    198,346
                                                                     --------------
Total                                                                     2,923,819
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.3%)
Clorox                                             4,929                    300,423
Colgate-Palmolive                                 16,940                    922,891
Kimberly-Clark                                    15,274                    903,915
Procter & Gamble                                 109,573(d)               6,566,710
                                                                     --------------
Total                                                                     8,693,939
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.0%)
3M                                                24,846                  1,828,417
General Electric                                 345,421                 11,353,988
Textron                                            4,323                    380,900
Tyco Intl                                         65,808(c)               1,697,188
                                                                     --------------
Total                                                                    15,260,493
-----------------------------------------------------------------------------------

INSURANCE (4.7%)
ACE                                               10,534(c)                 587,060
AFLAC                                             16,359                    756,604
Allstate                                          21,206                  1,161,665
Ambac Financial Group                              3,440                    258,516
American Intl Group                               84,825                  5,628,987
Aon                                               10,466                    414,558
Chubb                                              6,536                    625,822
Cincinnati Financial                               5,710                    253,296
Genworth Financial Cl A                           12,310                    391,704
Hartford Financial  Services Group                 9,823                    809,219
Jefferson-Pilot                                    4,378                    263,775
Lincoln Natl                                       5,660                    321,318
Loews                                              4,428                    408,527
Marsh & McLennan  Companies                       17,803                    550,291
MBIA                                               4,381                    257,340
MetLife                                           24,753                  1,240,620
Progressive                                        6,453                    693,375
Prudential Financial                              16,512                  1,272,084
Safeco                                             4,038                    207,997
St Paul Travelers Companies                       22,633                    972,766

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

INSURANCE (CONT.)
Torchmark                                          3,395             $      185,605
UnumProvident                                      9,741                    201,541
XL Capital Cl A                                    5,700(c)                 385,035
                                                                     --------------
Total                                                                    17,847,705
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Amazon.com                                        10,030(b)                 376,025
eBay                                              37,358(b)               1,496,561
                                                                     --------------
Total                                                                     1,872,586
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
VeriSign                                           8,380(b)                 198,271
Yahoo!                                            41,340(b)               1,325,360
                                                                     --------------
Total                                                                     1,523,631
-----------------------------------------------------------------------------------

IT SERVICES (1.0%)
Affiliated Computer  Services Cl A                 4,060(b)                 255,455
Automatic Data Processing                         18,852                    870,774
Computer Sciences                                  6,044(b)                 328,431
Convergys                                          4,577(b)                  79,502
Electronic Data Systems                           17,050                    455,235
First Data                                        24,976                  1,127,167
Fiserv                                             6,031(b)                 250,287
Paychex                                           10,899                    436,505
Sabre Holdings Cl A                                4,286                    103,421
Unisys                                            11,153(b)                  74,502
                                                                     --------------
Total                                                                     3,981,279
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                          3,157                    123,849
Eastman Kodak                                      9,393                    263,474
Hasbro                                             5,835                    118,392
Mattel                                            13,199                    222,403
                                                                     --------------
Total                                                                       728,118
-----------------------------------------------------------------------------------

MACHINERY (1.5%)
Caterpillar                                       22,240                  1,625,300
Cummins                                            1,533                    165,993
Danaher                                            7,756                    469,858
Deere & Co                                         7,886                    601,465
Dover                                              6,625                    317,603
Eaton                                              4,842                    337,342
Illinois Tool Works                                6,690                    574,270
Ingersoll-Rand Cl A                               10,818(c)                 443,863
ITT Inds                                           6,042                    317,205
Navistar Intl                                      2,019(b)                  59,258
PACCAR                                             5,535                    386,730
Pall                                               4,077                    119,945
Parker Hannifin                                    3,920                    306,426
                                                                     --------------
Total                                                                     5,725,258
-----------------------------------------------------------------------------------

MEDIA (3.1%)
Clear Channel  Communications                     17,667                    499,976
Comcast Cl A                                      70,988(b)               1,904,609
Dow Jones & Co                                     1,929                     78,414
EW Scripps Cl A                                    2,780                    133,662
Gannett                                            7,839                    487,272
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

MEDIA (CONT.)
Interpublic Group  of Companies                   14,073(b)          $      145,796
Knight Ridder                                      2,268                    136,125
McGraw-Hill Companies                             12,252                    650,459
Meredith                                           1,367                     75,308
New York Times Cl A                                4,740                    133,763
News Corp Cl A                                    79,550                  1,295,074
Omnicom Group                                      5,895                    470,539
Time Warner                                      152,433                  2,638,616
Tribune                                            8,561                    261,967
Univision  Communications Cl A                     7,312(b)                 244,586
Viacom Cl B                                       25,263(b)               1,009,509
Walt Disney                                       62,889                  1,760,263
                                                                     --------------
Total                                                                    11,925,938
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Alcoa                                             28,453                    834,241
Allegheny Technologies                             2,776                    140,216
Freeport-McMoRan  Copper & Gold Cl B               6,012                    304,388
Newmont Mining                                    14,609                    773,108
Nucor                                              5,088                    437,822
Phelps Dodge                                       3,320                    458,160
United States Steel                                3,703                    201,814
                                                                     --------------
Total                                                                     3,149,749
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots                                           3,722(b)                  47,307
Dillard's Cl A                                     2,010                     49,587
Dollar General                                    10,356                    180,402
Family Dollar Stores                               5,072                    130,452
Federated Dept Stores                              8,903                    632,469
JC Penney                                          7,588                    444,960
Kohl's                                            11,272(b)                 542,296
Nordstrom                                          7,148                    271,624
Sears Holdings                                     3,270(b)                 393,872
Target                                            28,745                  1,563,727
                                                                     --------------
Total                                                                     4,256,696
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.9%)
AES                                               21,353(b)                 369,407
CMS Energy                                         7,196(b)                 101,320
Constellation Energy Group                         5,836                    342,807
Dominion Resources                                11,351                    852,460
Duke Energy                                       30,319                    861,059
Dynegy Cl A                                        9,852(b)                  53,299
Public Service Enterprise Group                    8,198                    568,859
Sempra Energy                                      8,401                    401,904
                                                                     --------------
Total                                                                     3,551,115
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                             31,400(b)                 467,860
-----------------------------------------------------------------------------------

OIL & GAS (7.8%)
Amerada Hess                                       2,614                    361,542
Anadarko Petroleum                                 7,757                    769,184
Apache                                            10,764                    720,327
Ashland                                            2,349                    153,319
Burlington Resources                              12,362                  1,114,805

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
190 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
OIL & GAS (CONT.)
Chevron                                           73,394             $    4,145,293
ConocoPhillips                                    45,358                  2,765,024
Devon Energy                                      14,526                    851,659
El Paso                                           21,553                    281,913
EOG Resources                                      7,898                    532,325
Exxon Mobil                                      203,418                 12,076,926
Kerr-McGee                                         3,791                    370,381
Kinder Morgan                                      3,441                    319,256
Marathon Oil                                      11,980                    845,788
Murphy Oil                                         5,395                    252,864
Occidental Petroleum                              14,061                  1,287,144
Sunoco                                             4,446                    329,449
Valero Energy                                     20,160                  1,084,406
Williams Companies                                18,735                    404,114
XTO Energy                                        11,876                    497,486
                                                                     --------------
Total                                                                    29,163,205
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Intl Paper                                        16,036                    525,500
Louisiana-Pacific                                  3,460                     98,368
MeadWestvaco                                       5,933                    165,056
Weyerhaeuser                                       7,949                    542,837
                                                                     --------------
Total                                                                     1,331,761
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Alberto-Culver                                     2,470                    112,805
Avon Products                                     14,986                    432,346
Estee Lauder Companies Cl A                        3,950                    147,809
                                                                     --------------
Total                                                                       692,960
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.5%)
Abbott Laboratories                               50,714                  2,240,545
Allergan                                           4,300                    465,518
Barr Pharmaceuticals                               3,520(b)                 236,474
Bristol-Myers Squibb                              63,961                  1,477,499
Eli Lilly & Co                                    37,158                  2,066,728
Forest Laboratories                               11,040(b)                 506,736
Johnson & Johnson                                 97,255                  5,606,750
King Pharmaceuticals                               7,905(b)                 128,456
Merck & Co                                        71,489                  2,492,107
Mylan Laboratories                                 7,150                    164,450
Pfizer                                           240,978(d)               6,311,213
Schering-Plough                                   48,315                    893,828
Watson Pharmaceuticals                             3,312(b)                  99,294
Wyeth                                             43,883                  2,185,373
                                                                     --------------
Total                                                                    24,874,971
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.8%)
Apartment Investment &  Management Cl A            3,130                    138,690
Archstone-Smith Trust                              6,930                    328,482
Equity Office Properties Trust                    13,279                    417,625
Equity Residential                                 9,419                    426,492
Plum Creek Timber                                  6,019                    223,606
ProLogis                                           7,965                    418,322
Public Storage                                     2,700                    210,654
Simon Property Group                               6,099                    506,034

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

REAL ESTATE INVESTMENT TRUST (CONT.)
Starwood Hotels &  Resorts Worldwide Unit          7,165             $      454,978
Vornado Realty Trust                               3,860                    343,501
                                                                     --------------
Total                                                                     3,468,384
-----------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe                      12,209                    960,117
CSX                                                7,106                    393,530
Norfolk Southern                                  13,286                    679,977
Union Pacific                                      8,662                    767,020
                                                                     --------------
Total                                                                     2,800,644
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Advanced Micro Devices                            13,210(b)                 510,831
Altera                                            11,849(b)                 237,454
Analog Devices                                    11,993                    457,413
Applied Materials                                 53,046                    972,864
Applied Micro Circuits                             9,768(b)                  35,262
Broadcom Cl A                                     14,196(b)                 640,098
Freescale  Semiconductor Cl B                     13,412(b)                 362,661
Intel                                            197,447                  4,067,408
KLA-Tencor                                         6,453                    337,040
Linear Technology                                  9,968                    367,420
LSI Logic                                         12,809(b)                 124,888
Maxim Integrated Products                         10,715                    418,849
Micron Technology                                 20,199(b)                 313,286
Natl Semiconductor                                11,238                    315,226
Novellus Systems                                   4,360(b)                 116,543
NVIDIA                                             5,601(b)                 263,975
PMC-Sierra                                         5,994(b)                  61,199
Teradyne                                           6,434(b)                 108,027
Texas Instruments                                 52,893                  1,578,856
Xilinx                                            11,391                    310,746
                                                                     --------------
Total                                                                    11,600,046
-----------------------------------------------------------------------------------

SOFTWARE (3.4%)
Adobe Systems                                     19,656                    759,115
Autodesk                                           7,542                    283,956
BMC Software                                       7,071(b)                 154,643
CA                                                15,002                    407,454
Citrix Systems                                     5,765(b)                 186,555
Compuware                                         12,664(b)                 103,971
Electronic Arts                                    9,824(b)                 510,553
Intuit                                             5,786(b)                 281,084
Microsoft                                        299,274(d)               8,050,472
Novell                                            12,484(b)                 118,723
Oracle                                           122,950(b)               1,527,039
Parametric Technology                              3,561(b)                  54,201
Symantec                                          35,359(b)                 597,214
                                                                     --------------
Total                                                                    13,034,980
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
AutoNation                                         5,920(b)                 123,787
AutoZone                                           1,806(b)                 174,604
Bed Bath & Beyond                                  9,175(b)                 330,667
Best Buy                                          13,363                    719,731
Circuit City Stores                                5,124                    123,130

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SPECIALTY RETAIL (CONT.)
Gap                                               18,760             $      347,810
Home Depot                                        69,447                  2,927,192
Limited Brands                                    11,383                    269,436
Lowe's Companies                                  25,565                  1,743,022
Office Depot                                      10,099(b,d)               360,332
OfficeMax                                          2,311                     67,782
RadioShack                                         4,398                     85,981
Sherwin-Williams                                   3,667                    167,032
Staples                                           23,912                    586,800
Tiffany & Co                                       4,655                    172,840
TJX Companies                                     15,058                    368,770
                                                                     --------------
Total                                                                     8,568,916
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                             12,430(b)                 444,000
Jones Apparel Group                                3,822                    110,532
Liz Claiborne                                      3,482                    125,456
Nike Cl B                                          6,211                    538,991
VF                                                 2,908                    159,358
                                                                     --------------
Total                                                                     1,378,337
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial                             19,526                    673,256
Fannie Mae                                        31,643                  1,730,239
Freddie Mac                                       22,594                  1,522,610
Golden West Financial                              8,336                    592,106
MGIC Investment                                    2,963                    188,891
Sovereign Bancorp                                 11,676                    243,211
Washington Mutual                                 32,261                  1,377,545
                                                                     --------------
Total                                                                     6,327,858
-----------------------------------------------------------------------------------

TOBACCO (1.4%)
Altria Group                                      68,071                  4,894,305
Reynolds American                                  2,795                    296,689
UST                                                5,345                    207,814
                                                                     --------------
Total                                                                     5,398,808
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                        2,486                    184,063
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $326,189,452)                                                 $  378,284,237
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (0.7%)
-----------------------------------------------------------------------------------
                                                AMOUNT
                          EFFECTIVE           PAYABLE AT
ISSUER                      YIELD              MATURITY                    VALUE(a)

COMMERCIAL PAPER
Deutsche Bank
      03-01-06                4.56%         $  2,600,000             $    2,599,671
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,600,000)                                                   $    2,599,671
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $328,789,452)(f)                                              $  380,883,908
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 191
--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 0.9% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                                CONTRACTS
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      E-Mini S&P 500 Index, March 2006                                       36

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $328,789,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 70,779,000
      Unrealized depreciation                                       (18,684,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 52,095,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
192 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Select Value Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (90.0%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (4.6%)
Curtiss-Wright                                     1,000             $       61,840
GenCorp                                            5,000(b)                  96,250
Honeywell Intl                                     8,000                    327,600
Kaman                                              5,000                    113,550
Precision Castparts                                3,000                    159,120
Rolls-Royce Group                                 13,000(b,c)                99,917
Sequa Cl A                                         3,000(b)                 254,730
Sequa Cl B                                         1,000(b)                  84,990
                                                                     --------------
Total                                                                     1,197,997
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
BorgWarner                                         1,000                     55,770
Dana                                              14,000                     24,640
Midas                                              5,000(b)                  95,200
Modine Mfg                                         2,500                     70,125
                                                                     --------------
Total                                                                       245,735
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Coachmen Inds                                      4,000                     47,200
-----------------------------------------------------------------------------------

BEVERAGES (3.4%)
Brown-Forman Cl A                                  3,000                    214,230
Coca-Cola                                          6,000                    251,820
Diageo ADR                                         2,500(c)                 154,250
Fomento Economico  Mexicano ADR                    2,000(c)                 173,980
PepsiAmericas                                      1,000                     23,920
Pernod-Ricard ADR                                  1,516(c)                  64,888
                                                                     --------------
Total                                                                       883,088
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.8%)
Griffon                                            7,000(b)                 164,640
Water Pik Technologies                             1,500(b)                  41,325
                                                                     --------------
Total                                                                       205,965
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Deutsche Bank                                      1,000(c)                 110,750
Merrill Lynch & Co                                 1,000                     77,210
T Rowe Price Group                                 1,000                     76,780
                                                                     --------------
Total                                                                       264,740
-----------------------------------------------------------------------------------

CHEMICALS (2.3%)
Ferro                                             17,000                    341,360
Hercules                                           5,000(b)                  59,250
Omnova Solutions                                  12,000(b)                  72,840
Sensient Technologies                              7,000                    125,440
                                                                     --------------
Total                                                                       598,890
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
M&T Bank                                             500                     56,200
PNC Financial Services Group                       1,000                     70,350
Wilmington Trust                                   2,000                     85,620
                                                                     --------------
Total                                                                       212,170
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (1.9%)
Allied Waste Inds                                  7,000(b)          $       74,970
Nashua                                            10,000(b)                  68,110
Republic Services                                  2,000                     77,740
Rollins                                            2,000                     38,740
Waste Management                                   7,000                    232,820
                                                                     --------------
Total                                                                       492,380
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.9%)
CBS Cl A                                           5,000                    122,350
Corning                                            2,000(b)                  48,820
Motorola                                           3,000                     64,200
                                                                     --------------
Total                                                                       235,370
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.2%)
Intermec                                           2,000(b)                  61,360
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Xanser                                             2,000(b)                   8,740
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Greif Cl A                                         1,000                     57,910
Myers Inds                                         2,000                     32,000
                                                                     --------------
Total                                                                        89,910
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Genuine Parts                                      3,000                    133,560
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
BCE                                                3,000(c)                  72,780
Cincinnati Bell                                   10,000(b)                  40,900
Citizens Communications                            5,000                     66,750
Commonwealth Telephone  Enterprises                3,000                     96,840
Qwest Communications Intl                          6,000(b)                  37,920
Sprint Nextel                                      7,000                    168,210
                                                                     --------------
Total                                                                       483,400
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.8%)
Allegheny Energy                                   2,500(b)                  89,400
DPL                                                8,000                    215,360
Duquesne Light Holdings                            1,500                     26,025
Edison Intl                                        3,000                    133,080
El Paso Electric                                   1,000(b)                  20,450
FPL Group                                          2,000                     83,860
Northeast Utilities                                1,000                     19,620
NSTAR                                              2,000                     58,720
Unisource Energy                                   1,000                     30,410
Westar Energy                                      6,000                    129,120
Xcel Energy                                       10,000                    185,600
                                                                     --------------
Total                                                                       991,645
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (4.0%)
Cooper Inds Cl A                                   5,000                    418,500
GrafTech Intl                                      5,000(b)                  25,500
Thomas & Betts                                    12,000(b)                 590,400
                                                                     --------------
Total                                                                     1,034,400
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
CTS                                                8,000             $       98,800
Excel Technology                                   1,500(b)                  44,790
Paxar                                              1,000(b)                  19,180
                                                                     --------------
Total                                                                       162,770
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
RPC                                                7,000                    148,330
Transocean                                         1,000(b)                  74,180
                                                                     --------------
Total                                                                       222,510
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Safeway                                            4,000                     97,240
Topps                                              5,000                     40,400
                                                                     --------------
Total                                                                       137,640
-----------------------------------------------------------------------------------

FOOD PRODUCTS (5.3%)
Archer-Daniels-Midland                             5,000                    158,600
Cadbury Schweppes ADR                              3,000(c)                 122,760
Campbell Soup                                      1,000                     31,130
Corn Products Intl                                 2,000                     53,920
Del Monte Foods                                    2,000                     21,760
Flowers Foods                                      3,000                     82,500
General Mills                                     10,000                    492,499
Groupe Danone ADR                                  8,000(c)                 192,560
Hershey                                              500                     25,575
HJ Heinz                                           2,000                     75,740
WM Wrigley Jr                                      2,000                    127,080
                                                                     --------------
Total                                                                     1,384,124
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                              1,000                     30,590
Southwest Gas                                      2,000                     57,040
                                                                     --------------
Total                                                                        87,630
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Conmed                                             2,000(b)                  38,720
INAMED                                               400(b)                  35,372
Sybron Dental Specialties                          1,000(b)                  38,260
Zimmer Holdings                                    3,000(b)                 207,540
                                                                     --------------
Total                                                                       319,892
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Beverly Enterprises                               12,000(b)                 148,320
Chemed                                             1,600                     88,704
Henry Schein                                       2,000(b)                  93,300
IMS Health                                         5,000                    120,500
Patterson Companies                                2,000(b)                  72,080
Renal Care Group                                   2,000(b)                  95,420
                                                                     --------------
Total                                                                       618,324
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.2%)
Aztar                                             10,000(b)                 301,800
Churchill Downs                                    8,000                    320,560
Gaylord Entertainment                              1,000(b)                  44,650
GTECH Holdings                                     2,000                     66,760
Hilton Hotels                                      2,000                     48,400

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 193
--------------------------------------------------------------------------------

RiverSource VP - Select Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Kerzner Intl                                         500(b,c)        $       33,645
Ladbrokes                                         40,000(c)                 258,876
Las Vegas Sands                                    2,000(b)                 106,700
MGM Mirage                                         3,500(b)                 129,395
Pinnacle Entertainment                             2,000(b)                  56,100
                                                                     --------------
Total                                                                     1,366,886
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.7%)
Cavalier Homes                                    12,000(b)                  84,840
Cavco Inds                                         4,000(b)                 184,200
Champion Enterprises                              15,000(b)                 232,800
Fleetwood Enterprises                             10,000(b)                 113,000
Palm Harbor Homes                                  5,000(b)                 104,750
Skyline                                            6,000                    240,720
Southern Energy Homes                              2,000(b)                  12,050
                                                                     --------------
Total                                                                       972,360
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Church & Dwight                                      750                     25,898
Clorox                                             1,000                     60,950
Energizer Holdings                                   600(b)                  32,778
Procter & Gamble                                   4,000                    239,720
                                                                     --------------
Total                                                                       359,346
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
Alleghany                                            500(b)                 144,000
Tredegar                                           7,000                    115,500
Tyco Intl                                          8,000(c)                 206,320
                                                                     --------------
Total                                                                       465,820
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
Unitrin                                            1,000                     48,350
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
IAC/InterActiveCorp                                3,800(b)                 111,112
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.8%)
Yahoo!                                             6,400(b)                 205,184
-----------------------------------------------------------------------------------

MACHINERY (7.2%)
CIRCOR Intl                                        2,000                     55,200
Clarcor                                            4,000                    135,400
CNH Global                                         6,000(c)                 151,620
Crane                                             15,000                    577,349
Deere & Co                                         1,000                     76,270
Flowserve                                          2,000(b)                 102,800
ITT Inds                                           9,000                    472,500
Navistar Intl                                      4,000(b)                 117,400
Oshkosh Truck                                      1,500                     85,095
Watts Water Technologies Cl A                      3,000                    107,340
                                                                     --------------
Total                                                                     1,880,974
-----------------------------------------------------------------------------------

MEDIA (17.3%)
Cablevision Systems Cl A                          22,000(b)                 577,499
Comcast Cl A                                       2,000(b)                  53,660
DIRECTV Group                                      3,500(b)                  55,160
Discovery Holding Cl A                             1,500(b)                  21,900
Dow Jones & Co                                     2,000                     81,300
EchoStar  Communications Cl A                      9,000(b)                 264,330
EW Scripps Cl A                                    6,000                    288,480

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

MEDIA (CONT.)
Fisher Communications                              3,500(b)          $      149,800
Gemstar-TV Guide Intl                             32,000(b)                  96,640
Gray Television                                    2,000                     16,840
Grupo Televisa ADR                                 1,000(c)                  78,460
Knight Ridder                                      1,200                     72,024
Liberty Global Cl A                                4,000(b)                  81,240
Liberty Global Series C                            4,000(b)                  77,600
Liberty Media Cl A                                15,000(b)                 123,600
LIN TV Cl A                                        5,000(b)                  46,650
McClatchy Cl A                                     1,000                     55,270
McGraw-Hill Companies                              2,000                    106,180
Media General Cl A                                 4,200                    210,420
News Corp Cl A                                    16,120                    262,434
Reader's Digest Assn                               2,000                     30,380
Rogers Communications Cl B                         5,000(c)                 200,150
Sinclair Broadcast Group Cl A                     16,000                    115,040
Time Warner                                       18,000                    311,580
Tribune                                            9,000                    275,400
Viacom Cl A                                        6,000(b)                 239,940
Vivendi Universal ADR                             10,000(c)                 301,500
Walt Disney                                       10,000                    279,900
Young Broadcasting Cl A                            6,000(b)                  18,180
                                                                     --------------
Total                                                                     4,491,557
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
Newmont Mining                                     3,000                    158,760
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Aquila                                            12,000(b)                  46,800
CMS Energy                                         3,000(b)                  42,240
Energy East                                        1,000                     25,060
                                                                     --------------
Total                                                                       114,100
-----------------------------------------------------------------------------------

OIL & GAS (4.1%)
BP ADR                                             1,000(c)                  66,420
Burlington Resources                               1,000                     90,180
Cabot Oil & Gas                                    1,000                     45,260
Chevron                                            5,858                    330,860
ConocoPhillips                                     1,000                     60,960
Devon Energy                                       3,000                    175,890
El Paso                                            3,000                     39,240
Exxon Mobil                                        1,000                     59,370
Kerr-McGee                                           500                     48,850
Royal Dutch Shell ADR                              2,500(c)                 151,200
                                                                     --------------
Total                                                                     1,068,230
-----------------------------------------------------------------------------------

PHARMACEUTICALS (2.7%)
Bristol-Myers Squibb                               2,000                     46,200
Eli Lilly & Co                                     5,000                    278,100
Merck & Co                                         2,000                     69,720
Pfizer                                            12,000                    314,280
                                                                     --------------
Total                                                                       708,300
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.2%)
MeriStar Hospitality                               4,000(b)                  41,240
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Texas Instruments                                  5,000                    149,250
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SPECIALTY RETAIL (0.8%)
AutoNation                                         2,000(b)          $       41,820
CSK Auto                                          10,000(b)                 159,100
                                                                     --------------
Total                                                                       200,920
-----------------------------------------------------------------------------------

TOBACCO (0.6%)
Swedish Match                                     12,000(c)                 160,717
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
GATX                                               2,000                     79,400
Hughes Supply                                      3,000                    138,750
                                                                     --------------
Total                                                                       218,150
-----------------------------------------------------------------------------------

WATER UTILITIES (0.2%)
SJW                                                1,000                     51,340
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.3%)
Telephone & Data Systems                           1,500                     56,100
Telephone & Data Systems  Special Shares           1,500                     53,850
US Cellular                                        8,700(b)                 478,065
                                                                     --------------
Total                                                                       588,015
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $21,516,048)                                                  $   23,480,051
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (11.1%)
-----------------------------------------------------------------------------------
                                                AMOUNT
                          EFFECTIVE           PAYABLE AT
ISSUER                      YIELD              MATURITY                    VALUE(a)

U.S. GOVERNMENT AGENCIES (6.9%)
Federal Home Loan Bank Disc Nts
      03-03-06                4.39%           $1,800,000             $    1,799,342
-----------------------------------------------------------------------------------

COMMERCIAL PAPER (4.2%)
Chesham Finance LLC
      03-01-06                4.56               600,000                    599,924
HSBC Finance
      03-01-06                4.57               500,000                    499,937
                                                                     --------------
Total                                                                     1,099,861
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,899,561)                                                   $    2,899,203
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $24,415,609)(d)                                               $   26,379,254
===================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
194 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Select Value Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 10.0% of net assets.

(d) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $24,416,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $2,911,000
      Unrealized depreciation                                          (948,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                    $1,963,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 195
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Short Duration U.S. Government Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
BONDS (100.6%)
-----------------------------------------------------------------------------------
                             COUPON           PRINCIPAL
ISSUER                        RATE              AMOUNT                     VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (49.2%)
Federal Farm Credit Bank
      07-17-06                2.13%         $  3,200,000             $    3,168,224
      10-02-06                2.38             3,000,000                  2,956,845
      04-05-07                2.15             6,600,000                  6,404,442
      06-19-07                6.75             2,565,000                  2,622,459
      10-10-08                4.25             4,040,000                  3,978,717

Federal Home Loan Bank
      05-15-06                3.00             5,000,000                  4,981,200
      05-15-06                5.38             3,500,000                  3,503,521
      09-15-06                3.50             6,035,000                  5,990,021
      10-19-07                4.13            15,000,000                 14,813,880
      01-18-08                4.63             7,655,000                  7,615,500
      04-18-08                4.13             8,290,000                  8,163,503
      11-21-08                4.63             2,215,000                  2,198,131

Federal Home Loan Mtge Corp
      01-30-07                3.00             2,500,000                  2,451,223
      08-17-07                4.00             6,210,000                  6,129,245
      12-20-07                3.53               450,000                    439,290
      10-15-08                5.13             2,610,000                  2,622,862

Federal Natl Mtge Assn
      04-13-06                2.15             4,650,000                  4,635,725
      03-02-07                3.00             3,855,000                  3,781,975
      05-15-07                3.88             5,000,000                  4,936,800
      10-15-08                4.50             1,400,000                  1,385,626
      11-17-08                3.88               150,000                    145,944

U.S. Treasury
      11-30-06                2.88            15,515,000                 15,302,274
      02-15-07                2.25            18,585,000                 18,153,047
      02-28-07                3.38            10,900,000                 10,756,087
      06-30-07                3.63            41,775,000                 41,184,260
      09-30-07                4.00            37,745,000                 37,338,071
      11-30-07                4.25            10,765,000                 10,683,843
      02-28-11                4.50               365,000                    363,375
      02-15-16                4.50             5,020,000                  5,001,175
      08-15-23                6.25             4,210,000(i)               4,977,997
      02-15-26                6.00             2,115,000                  2,472,071
                                                                     --------------
Total                                                                   239,157,333
-----------------------------------------------------------------------------------

ASSET-BACKED (1.7%)
Franklin Auto Trust
   Series 2004-2 Cl A4 (MBIA)
      08-15-12                3.93             5,000,000(k)               4,878,917
Morgan Stanley Auto Loan Trust
   Series 2004-HB2 Cl A3
      03-16-09                2.94             2,500,000                  2,448,185
Small Business Administration Participation Ctfs
   Series 2001-10B Cl 1
      09-10-11                5.89               393,647                    401,954
Small Business Administration Participation Ctfs
   Series 2001-20H Cl 1
      08-01-21                6.34               328,663                    343,308
                                                                     --------------
Total                                                                     8,072,364
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)

COMMERCIAL MORTGAGE-BACKED (1.2%)(f)
Citigroup Commercial Mtge Trust
   Series 2005-C3 Cl A1
      05-15-43                4.39%         $  4,610,415             $    4,522,482
Federal Natl Mtge Assn #360800
      01-01-09                5.74               900,973                    907,912
Federal Natl Mtge Assn #381990
      10-01-09                7.11               469,750                    497,253
                                                                     --------------
Total                                                                     5,927,647
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (48.5%)(f)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                5.74             1,644,307(g)               1,646,696
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                5.99             1,875,000(g)               1,888,110
Bear Stearns Alternative Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 1A1
      07-25-35                4.80             1,755,846(h)               1,758,515
Citigroup Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 1A2
      08-25-35                5.41             3,388,290(g)               3,386,172
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                7.50             1,047,994                  1,082,114
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                6.00             2,983,499                  2,973,670
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                7.00             2,478,517(d)               2,568,188
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-10 Cl 4A1
      11-25-35                6.50             1,651,164                  1,675,780
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-8 Cl 7A1
      09-25-35                7.00             2,171,394                  2,215,687
Federal Home Loan Mtge Corp
      01-15-18                5.00             1,426,771                  1,416,120
Federal Home Loan Mtge Corp #782436
      10-01-34                4.99             1,189,742(g)               1,174,454
Federal Home Loan Mtge Corp #A18107
      01-01-34                5.50             2,361,674                  2,344,963

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)

MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #B10776
      11-01-13                5.00%         $    127,265             $      126,416
Federal Home Loan Mtge Corp #B16408
      09-01-19                5.50             1,657,273                  1,663,794
Federal Home Loan Mtge Corp #C73304
      11-01-32                7.00               383,517                    396,538
Federal Home Loan Mtge Corp #D95319
      03-01-22                6.00               167,363                    170,155
Federal Home Loan Mtge Corp #E00489
      06-01-12                7.00                10,149                     10,463
Federal Home Loan Mtge Corp #E81240
      06-01-15                7.50             1,436,560                  1,523,643
Federal Home Loan Mtge Corp #E92454
      11-01-17                5.00               950,785                    940,218
Federal Home Loan Mtge Corp #E93465
      11-01-17                5.50             1,126,804                  1,131,824
Federal Home Loan Mtge Corp #E95188
      03-01-18                6.00               559,984                    570,405
Federal Home Loan Mtge Corp #E96579
      06-01-13                4.50               780,880                    758,809
Federal Home Loan Mtge Corp #G10669
      03-01-12                7.50               594,425                    624,862
Federal Home Loan Mtge Corp #G11243
      04-01-17                6.50             1,606,303                  1,650,582
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
      06-15-16                7.00             1,528,207                  1,572,136
      12-15-28                5.50             1,180,000                  1,178,308
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
      02-15-14               17.16             1,032,422(e)                  56,257
      07-15-17                7.50             1,397,649(e)                 159,539
      10-15-22               14.56               693,222(e)                  38,812
      03-15-25                0.00             1,934,158(e)                 139,436
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only/Inverse Floater
      11-15-19                0.00             2,308,459(e,j)               166,371
Federal Natl Mtge Assn
      03-01-21                5.50             1,000,000(b)               1,004,375
      03-01-36                5.00             3,800,000(b)               3,690,750
      03-01-36                5.50             7,500,000(b)               7,429,689
      03-01-36                6.00            10,100,000(b)              10,191,527
      03-01-36                6.50             6,500,000(b)               6,654,375
      04-01-36                6.00             2,000,000(b)               2,017,500
Federal Natl Mtge Assn #252211
      01-01-29                6.00               132,786                    134,362
Federal Natl Mtge Assn #252409
      03-01-29                6.50             1,611,388                  1,684,059
Federal Natl Mtge Assn #254369
      06-01-12                6.00             1,359,557                  1,387,901

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
196 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #254384
      06-01-17                7.00%         $    440,298             $      454,196
Federal Natl Mtge Assn #254723
      05-01-23                5.50             4,160,549                  4,160,626
Federal Natl Mtge Assn #254748
      04-01-13                5.50             1,229,780                  1,235,545
Federal Natl Mtge Assn #254757
      05-01-13                5.00             1,215,516                  1,196,771
Federal Natl Mtge Assn #254774
      05-01-13                5.50             1,008,394                  1,014,696
Federal Natl Mtge Assn #254864
      08-01-13                4.50             1,566,710                  1,521,272
Federal Natl Mtge Assn #255488
      10-01-14                5.50             1,561,758                  1,573,332
Federal Natl Mtge Assn #255501
      09-01-14                6.00             1,465,670                  1,496,227
Federal Natl Mtge Assn #313470
      08-01-10                7.50               417,318                    430,803
Federal Natl Mtge Assn #323133
      04-01-13                5.50                54,640                     55,000
Federal Natl Mtge Assn #357324
      01-01-33                5.00             3,921,277                  3,824,839
Federal Natl Mtge Assn #357485
      02-01-34                5.50             5,275,269                  5,237,904
Federal Natl Mtge Assn #507182
      07-01-14                6.00               119,700                    122,046
Federal Natl Mtge Assn #512232
      05-01-29                7.00                43,110                     44,746
Federal Natl Mtge Assn #535168
      12-01-14                5.50               181,121                    182,277
Federal Natl Mtge Assn #545818
      07-01-17                6.00             1,577,421                  1,611,094
Federal Natl Mtge Assn #545864
      08-01-17                5.50             2,086,732                  2,099,819
Federal Natl Mtge Assn #545910
      08-01-17                6.00             1,866,707                  1,906,550
Federal Natl Mtge Assn #555063
      11-01-17                5.50             2,518,979                  2,534,332
Federal Natl Mtge Assn #555343
      08-01-17                6.00               728,284                    742,682
Federal Natl Mtge Assn #555367
      03-01-33                6.00             3,447,887                  3,486,083
Federal Natl Mtge Assn #555375
      04-01-33                6.00               165,760                    168,408
Federal Natl Mtge Assn #555387
      04-01-33                4.62             2,439,375(g)               2,456,670
Federal Natl Mtge Assn #555740
      08-01-18                4.50               209,701                    204,221
Federal Natl Mtge Assn #602630
      10-01-31                7.00               255,232                    264,295
Federal Natl Mtge Assn #606789
      10-01-31                7.00             2,496,401                  2,585,043
Federal Natl Mtge Assn #626720
      01-01-17                6.00               527,849                    538,284
Federal Natl Mtge Assn #630992
      09-01-31                7.00             1,034,124                  1,082,482

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #630993
      09-01-31                7.50%         $    871,909             $      914,539
Federal Natl Mtge Assn #633672
      06-01-17                6.00               413,829                    423,053
Federal Natl Mtge Assn #636720
      05-01-17                5.50               140,960                    141,713
Federal Natl Mtge Assn #638210
      05-01-32                6.50               182,586                    188,788
Federal Natl Mtge Assn #648040
      06-01-32                6.50               797,289                    817,971
Federal Natl Mtge Assn #648349
      06-01-17                6.00             1,376,459                  1,405,837
Federal Natl Mtge Assn #648679
      07-01-32                6.00             2,943,938                  2,976,552
Federal Natl Mtge Assn #650501
      06-01-17                6.50             2,796,961                  2,873,302
Federal Natl Mtge Assn #654413
      09-01-32                7.00               193,952                    200,702
Federal Natl Mtge Assn #656562
      02-01-33                7.00               338,402                    350,940
Federal Natl Mtge Assn #665752
      09-01-32                6.50               639,500                    656,088
Federal Natl Mtge Assn #668412
      02-01-18                5.50               728,552                    733,380
Federal Natl Mtge Assn #670387
      08-01-32                7.00                22,006                     22,787
Federal Natl Mtge Assn #671054
      01-01-33                7.00                31,584                     32,683
Federal Natl Mtge Assn #671174
      02-01-33                4.60               724,543(g)                 717,728
Federal Natl Mtge Assn #675692
      02-01-18                6.00               534,418                    544,984
Federal Natl Mtge Assn #678940
      02-01-18                5.50             1,055,002                  1,061,476
Federal Natl Mtge Assn #679183
      02-01-18                5.50             1,192,759                  1,201,208
Federal Natl Mtge Assn #684588
      03-01-33                6.50               256,933                    264,689
Federal Natl Mtge Assn #688181
      03-01-33                6.00             1,740,151                  1,759,429
Federal Natl Mtge Assn #695838
      04-01-18                5.50               301,759                    303,582
Federal Natl Mtge Assn #696154
      04-01-33                4.56             1,791,644(g)               1,770,334
Federal Natl Mtge Assn #696711
      05-01-18                5.50             1,263,599                  1,275,630
Federal Natl Mtge Assn #696714
      05-01-18                5.50               447,425                    451,636
Federal Natl Mtge Assn #701937
      04-01-33                6.00               188,018                    189,942
Federal Natl Mtge Assn #704610
      06-01-33                5.50             4,081,469                  4,052,559
Federal Natl Mtge Assn #705655
      05-01-33                5.00             1,761,165                  1,717,396
Federal Natl Mtge Assn #720378
      06-01-18                4.50             1,732,420                  1,687,233

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #722325
      07-01-33                4.97%         $    776,816(g)          $      766,104
Federal Natl Mtge Assn #723448
      07-01-13                5.00               983,455                    981,979
Federal Natl Mtge Assn #725232
      03-01-34                5.00             4,025,300                  3,925,262
Federal Natl Mtge Assn #725425
      04-01-34                5.50             4,539,923                  4,507,766
Federal Natl Mtge Assn #725431
      08-01-15                5.50             2,712,120                  2,729,988
Federal Natl Mtge Assn #725558
      06-01-34                4.57             1,746,509(g)               1,714,171
Federal Natl Mtge Assn #725737
      08-01-34                4.54               996,174(g)                 987,487
Federal Natl Mtge Assn #735057
      01-01-19                4.50             2,543,876                  2,477,525
Federal Natl Mtge Assn #740843
      11-01-18                5.00               149,282                    147,628
Federal Natl Mtge Assn #744010
      07-01-13                5.00             1,943,047                  1,936,729
Federal Natl Mtge Assn #747536
      11-01-33                5.00             2,295,053                  2,238,015
Federal Natl Mtge Assn #754297
      12-01-33                4.74                95,397(g)                  92,728
Federal Natl Mtge Assn #755891
      03-01-13                5.00               404,356                    403,292
Federal Natl Mtge Assn #790382
      09-01-34                4.84             1,342,642(g)               1,333,174
Federal Natl Mtge Assn #790759
      09-01-34                4.81             1,941,700(g)               1,918,170
Federal Natl Mtge Assn #791447
      10-01-34                6.00               837,044                    845,097
Federal Natl Mtge Assn #797044
      07-01-34                5.50             3,584,992                  3,556,566
Federal Natl Mtge Assn #797168
      02-01-35                4.64             1,853,098(g)               1,821,146
Federal Natl Mtge Assn #799769
      11-01-34                5.06             1,358,899(g)               1,347,076
Federal Natl Mtge Assn #801344
      10-01-34                5.07             1,531,209(g)               1,521,639
Federal Natl Mtge Assn #815264
      05-01-35                5.25             2,225,622(g)               2,220,817
Federal Natl Mtge Assn #815463
      02-01-35                5.50               943,053                    935,576
Federal Natl Mtge Assn #821378
      05-01-35                5.04             1,098,364(g)               1,093,877
Federal Natl Mtge Assn #836561
      10-01-35                6.00             1,908,873                  1,926,940
Federal Natl Mtge Assn #845070
      12-01-35                5.10             1,191,914(g)               1,182,733
Federal Natl Mtge Assn #849082
      01-01-36                5.87             1,565,079(g)               1,581,038
Federal Natl Mtge Assn #849170
      01-01-36                5.98             3,256,352(g)               3,302,086
Federal Natl Mtge Assn #865689
      02-01-36                5.90             3,600,000(b,g)             3,632,484

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 197
--------------------------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
      07-25-23                5.50%         $  2,727,033             $    2,726,524
      12-25-26                8.00               485,483                    514,871
      06-25-33                6.46                90,425(g)                  91,178
      04-25-34                5.50             2,278,968                  2,279,532
      05-25-34                3.50                 6,578                      6,556
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
      12-25-12               13.29               761,890(e)                  30,029
      11-25-13               10.08             1,652,008(e)                 104,040
      12-25-22                8.27               541,464(e)                  77,990
      03-25-23                8.45               810,292(e)                 144,106
      12-25-31                0.00               686,397(e)                 111,751
First Horizon Alternative Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-AA3 Cl 3A1
      05-25-35                5.39             1,892,355(h)               1,886,261
Govt Natl Mtge Assn #498182
      05-15-16                6.00               992,618                  1,019,247
Govt Natl Mtge Assn #605970
      03-15-33                6.00               454,617                    464,335
Govt Natl Mtge Assn #615738
      03-15-18                7.00             1,150,105                  1,193,239
Govt Natl Mtge Assn #615740
      08-15-13                6.00             2,482,259                  2,547,281
Govt Natl Mtge Assn #780758
      04-15-13                7.00               234,203                    243,109
Govt Natl Mtge Assn #781507
      09-15-14                6.00             1,131,813                  1,161,457
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
      10-16-13                4.54               107,518                    107,584
      10-16-27                5.00               125,000                    123,251
      04-16-31                6.00             1,116,881                  1,117,909
      03-20-34                4.50             1,527,327                  1,499,286
GSR Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-AR2 Cl 2A1
      04-25-35                4.86             1,665,119(g)               1,639,360
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2004-4 Cl 3A
      06-19-34                2.97             1,613,367(g)               1,583,441
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A11
      10-19-35                5.62             2,170,403(g)               2,223,646

-----------------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------------
                           COUPON             PRINCIPAL
ISSUER                      RATE                AMOUNT                     VALUE(a)
MORTGAGE-BACKED (CONT.)
Morgan Stanley Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2004-2AR Cl 3A
      02-25-34                5.04%         $  1,378,661(g)          $    1,355,252
Structured Adjustable Rate Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-15 Cl 4A1
      07-25-35                5.53             3,319,579(g)               3,293,231
Vendee Mtge Trust
   Collateralized Mtge Obligation
   Series 2003-1 Cl D
      12-15-25                5.75             3,607,729                  3,605,925
Vendee Mtge Trust
   Collateralized Mtge Obligation
   Series 2003-2 Cl C
      07-15-20                5.00               634,443                    633,385
Vendee Mtge Trust
   Collateralized Mtge Obligation
   Series 2003-2 Cl D
      11-15-23                5.00               100,000                     99,825
Washington Mutual
   Collateralized Mtge Obligation
   Series 2002-AR15 Cl A5
      12-25-32                4.38               704,063(g)                 693,102
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR3 Cl A2
      03-25-35                4.65             2,194,515(g)               2,149,857
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                5.00             4,742,388                  4,532,822
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                5.50             1,868,993                  1,839,790
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-AR2 Cl 2A2
      03-25-35                4.55             1,066,862(g)               1,043,487
                                                                     --------------
Total                                                                   235,439,731
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $493,594,796)                                                 $  488,597,075
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (12.8%)
-----------------------------------------------------------------------------------
                                                AMOUNT
                         EFFECTIVE            PAYABLE AT
ISSUER                     YIELD               MATURITY                    VALUE(a)

COMMERCIAL PAPER
Alpine Securitization
      03-13-06                4.52%         $  8,300,000(c)          $    8,286,483
Dakota Nts
      03-01-06                4.57            15,800,000(c)              15,797,993
Kitty Hawk Funding
      03-09-06                4.52            10,000,000(c)               9,988,725
      03-13-06                4.53             3,300,000(c)               3,294,614
Park Avenue Receivables
      03-13-06                4.52            10,000,000(c)               9,983,714
Thames Asset Global Securitization
      03-13-06                4.53             5,000,000(c)               4,991,839
Variable Funding Capital
      03-03-06                4.50             9,700,000(c)               9,696,363
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $62,047,536)                                                  $   62,039,731
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $555,642,332)(l)                                              $  550,636,806
===================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
198 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $34,591,157.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $62,039,731 or 12.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $2,568,188 or 0.5% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                           NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Treasury Note, June 2006, 2-year                          $25,800,000
      U.S. Treasury Note, June 2006, 10-year                           1,500,000

      SALE CONTRACTS
      U.S. Treasury Note, March 2006, 5-year                           9,300,000

(j) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Feb. 28, 2006.

(k) The following abbreviation is used in the portfolio security descriptions to identify the insurer of the issue: MBIA -- MBIA Insurance Corporation

(l) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $555,642,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $   567,000
      Unrealized depreciation                                        (5,572,000)
      -------------------------------------------------------------------------
      Net unrealized depreciation                                   $(5,005,000)
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 199
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Small Cap Advantage Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (1.8%)
Armor Holdings                                    11,700(b)          $      687,141
BE Aerospace                                       9,981(b)                 239,444
Ceradyne                                           2,455(b)                 149,460
DRS Technologies                                  15,300                    807,382
Kaman                                             12,500                    283,875
Moog Cl A                                         12,706(b)                 426,413
Orbital Sciences                                  50,000(b)                 761,500
SI Intl                                            6,000(b)                 195,360
Teledyne Technologies                             19,700(b)                 652,661
Triumph Group                                      7,000(b)                 292,950
                                                                     --------------
Total                                                                     4,496,186
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.3%)
Hub Group Cl A                                     9,000(b)                 375,300
Pacer Intl                                        12,000                    382,200
                                                                     --------------
Total                                                                       757,500
-----------------------------------------------------------------------------------

AIRLINES (0.7%)
Alaska Air Group                                   8,000(b)                 256,400
Continental Airlines Cl B                         27,000(b)                 629,100
ExpressJet Holdings                               16,035(b)                 120,583
SkyWest                                           26,700                    773,499
                                                                     --------------
Total                                                                     1,779,582
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.6%)
American Axle & Mfg Holdings                       9,224                    149,613
ArvinMeritor                                      31,102                    520,648
Bandag                                             2,737                    117,061
Cooper Tire & Rubber                              10,409                    155,094
Superior Inds Intl                                 6,303                    135,830
Tenneco                                           15,000(b)                 339,750
                                                                     --------------
Total                                                                     1,417,996
-----------------------------------------------------------------------------------

BEVERAGES (0.6%)
Boston Beer Cl A                                  23,000(b)                 614,790
Hansen Natural                                     8,140(b)                 759,788
                                                                     --------------
Total                                                                     1,374,578
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (4.5%)
Abgenix                                           12,772(b)                 284,049
Albany Molecular Research                         22,800(b)                 230,052
Alkermes                                          24,000(b)                 609,840
Amylin Pharmaceuticals                            12,000(b)                 520,560
Applera - Celera  Genomics Group                  37,700(b,d)               433,173
Arena Pharmaceuticals                             36,000(b)                 637,560
BioMarin Pharmaceutical                           40,526(b)                 530,080
Caliper Life Sciences                             54,000(b)                 358,020
Cubist Pharmaceuticals                             6,160(b)                 136,198
CV Therapeutics                                   22,000(b)                 592,020
deCODE genetics                                   61,700(b,c)               581,214
Exelixis                                          36,000(b)                 390,960
Human Genome Sciences                             29,300(b)                 366,836
ICOS                                               8,000(b)                 193,040
InterMune                                         12,000(b)                 228,720
Lexicon Genetics                                  57,600(b)                 236,160

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

BIOTECHNOLOGY (CONT.)
Medarex                                           49,300(b)          $      727,668
Myriad Genetics                                   10,400(b)                 267,072
Neurocrine Biosciences                            11,452(b)                 751,366
Progenics Pharmaceuticals                          3,067(b)                  90,477
Regeneron Pharmaceuticals                         50,000(b)                 818,500
Savient Pharmaceuticals                           25,400(b)                 131,318
United Therapeutics                                9,200(b)                 567,088
Vertex Pharmaceuticals                            31,071(b)               1,343,509
                                                                     --------------
Total                                                                    11,025,480
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.9%)
Ameron Intl                                        3,607                    214,256
ElkCorp                                           14,000                    505,400
Lennox Intl                                       38,224                  1,228,901
USG                                                2,458(b)                 207,652
                                                                     --------------
Total                                                                     2,156,209
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Calamos Asset  Management Cl A                     9,000                    345,330
Investment Technology  Group                      31,171(b)               1,417,658
Jefferies Group                                    4,400                    250,976
Knight Capital Group Cl A                         59,973(b)                 755,060
LaBranche & Co                                    10,675(b)                 151,051
MCG Capital                                        3,096                     47,369
TradeStation Group                                 6,049(b)                  96,058
Waddell & Reed  Financial Cl A                     5,212                    121,387
                                                                     --------------
Total                                                                     3,184,889
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Albemarle                                          9,000                    382,050
Cambrex                                            4,693                     86,914
FMC                                                1,428(b)                  86,837
HB Fuller                                         17,940                    728,364
Innospec                                           6,021(c)                 140,289
OM Group                                           3,808(b)                  80,768
Sensient Technologies                             12,454                    223,176
Spartech                                          14,000                    338,800
Westlake Chemical                                 10,000                    343,200
WR Grace & Co                                     14,175(b)                 143,876
                                                                     --------------
Total                                                                     2,554,274
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (5.0%)
Amcore Financial                                   5,448                    162,950
AmericanWest Bancorp                               3,191(b)                  80,732
BancorpSouth                                      44,496                  1,068,794
Bank of Hawaii                                    12,000                    640,800
BOK Financial                                     15,000                    688,050
Camden Natl                                        1,625                     54,243
Capitol Bancorp                                    7,600                    329,384
Center Financial                                  18,000                    417,060
Chemical Financial                                 6,344                    204,213
Chittenden                                         7,098                    204,351

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

COMMERCIAL BANKS (CONT.)
Citizens Banking                                   4,275             $      113,202
City Holding                                      16,100                    586,201
Colonial BancGroup                                26,200                    657,882
Community Bank System                             25,000                    541,750
Community Trust Bancorp                            3,430                    108,800
East-West Bancorp                                 15,000                    565,350
First BanCorp Puerto Rico                         25,000(c)                 316,500
First Citizens BancShares Cl A                       463                     86,655
First Community Bancorp                            6,950                    415,054
First Community Bancshares                         2,051                     66,904
First Financial Bancorp                            3,862                     65,306
First Indiana                                      1,481                     40,868
First Republic Bank                               13,600                    493,544
Greater Bay Bancorp                               35,146                    945,427
Hanmi Financial                                   39,300                    705,435
Independent Bank                                  12,000                    363,600
Irwin Financial                                    3,304                     66,212
Old Natl Bancorp                                   4,524                     96,135
Oriental Financial Group                           5,917(c)                  84,376
Republic Bancorp                                   5,267                     63,889
Southwest Bancorp                                  3,216                     70,398
Susquehanna Bancshares                             6,246                    150,591
Taylor Capital Group                              10,000                    377,500
Tompkins Trustco                                   1,449                     67,625
Trustmark                                         12,270                    369,941
UMB Financial                                      1,426                     96,455
Vineyard Natl Bancorp                             14,900                    447,000
                                                                     --------------
Total                                                                    11,813,177
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.9%)
Administaff                                        3,723                    176,656
Banta                                              2,962                    144,279
Brady Cl A                                         5,000                    184,900
Clean Harbors                                      2,637(b)                  86,968
Consolidated Graphics                             12,000(b)                 612,840
Corrections Corp of America                       12,000(b)                 516,120
Escala Group                                       4,375(b)                 108,719
FTI Consulting                                    20,000(b)                 558,800
IKON Office Solutions                              8,831                    116,128
Jackson Hewitt Tax Service                        27,700                    786,680
Labor Ready                                       34,200(b)                 840,294
NCO Group                                          7,788(b)                 174,996
Pre-Paid Legal Services                            1,780                     64,276
Resources Connection                              14,000(b)                 385,280
Schawk                                            12,760                    317,086
Sotheby's Holdings Cl A                           32,700(b)                 690,624
SOURCECORP                                         4,120(b)                 105,472
Spherion                                          41,000(b)                 409,180
TeleTech Holdings                                 26,000(b)                 321,100
United Stationers                                  6,367(b)                 315,167
Viad                                               5,189                    166,100
                                                                     --------------
Total                                                                     7,081,665
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
200 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Advantage Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
COMMUNICATIONS EQUIPMENT (2.9%)
3Com                                              48,000(b)          $      223,200
ADTRAN                                            18,900                    520,128
ARRIS Group                                       87,900(b)               1,115,451
Black Box                                         17,574                    839,686
CIENA                                            110,000(b)                 442,200
CommScope                                         25,200(b)                 604,548
Foundry Networks                                  36,000(b)                 505,440
NETGEAR                                           25,800(b)                 442,728
Powerwave Technologies                            28,715(b)                 421,536
Redback Networks                                   3,833(b)                  72,635
SiRF Technology Holdings                          17,000(b)                 636,310
Sycamore Networks                                 62,700(b)                 292,809
Tekelec                                           20,000(b)                 268,200
UTStarcom                                         50,259(b,e)               314,119
Westell Technologies Cl A                         87,000(b)                 413,250
                                                                     --------------
Total                                                                     7,112,240
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Brocade Communications  Systems                  102,000(b)                 537,540
Electronics for Imaging                           25,000(b)                 670,500
Emulex                                            35,400(b)                 630,120
Imation                                           20,497                    898,793
Intergraph                                         3,970(b)                 143,952
Iomega                                            40,800(b)                 114,240
Komag                                             17,189(b)                 805,133
Maxtor                                            48,000(b)                 460,800
Palm                                              15,900(b)                 656,670
                                                                     --------------
Total                                                                     4,917,748
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.1%)
Comfort Systems USA                               55,600                    611,044
EMCOR Group                                        3,564(b)                 155,355
Granite Construction                              15,000                    695,250
MasTec                                            29,000(b)                 375,550
Perini                                            20,000(b)                 607,800
Quanta Services                                   41,900(b)                 573,611
Shaw Group                                        28,113(b)                 937,568
URS                                               11,700(b)                 510,003
Washington Group Intl                             10,888                    635,533
                                                                     --------------
Total                                                                     5,101,714
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.8%)
Eagle Materials                                   19,425                  1,051,475
Headwaters                                         8,000(b)                 296,960
Texas Inds                                        11,000                    667,260
                                                                     --------------
Total                                                                     2,015,695
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.4%)
AmeriCredit                                       21,200(b)                 625,400
Cash America Intl                                 13,100                    351,080
CompuCredit                                       28,869(b)               1,091,248
MoneyGram Intl                                    33,260                    953,564
World Acceptance                                  17,170(b)                 442,643
                                                                     --------------
Total                                                                     3,463,935
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Rock-Tenn Cl A                                     4,786                     62,792
Silgan Holdings                                   12,400                    488,808
                                                                     --------------
Total                                                                       551,600
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

DISTRIBUTORS (0.1%)
Building Material Holding                            968             $       65,146
Handleman                                          7,317                     71,927
                                                                     --------------
Total                                                                       137,073
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
Encore Capital Group                              21,000(b)                 362,040
iShares Russell 2000  Index Fund                  19,000(e)               1,377,500
NASDAQ Stock Market                               21,307(b)                 863,147
                                                                     --------------
Total                                                                     2,602,687
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Cincinnati Bell                                   64,000(b)                 261,760
Level 3 Communications                           123,000(b,e)               418,200
Talk America Holdings                             60,700(b)                 517,771
Time Warner Telecom Cl A                           7,033(b)                  88,827
                                                                     --------------
Total                                                                     1,286,558
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
Allete                                             3,000                    140,010
Black Hills                                        3,274                    113,182
CH Energy Group                                    1,171                     57,496
Cleco                                             30,934                    695,706
Duquesne Light Holdings                           23,615                    409,720
El Paso Electric                                  36,900(b)                 754,605
Idacorp                                            3,576                    117,793
Otter Tail                                        22,725                    707,884
Sierra Pacific Resources                          44,000(b)                 626,560
                                                                     --------------
Total                                                                     3,622,956
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
Acuity Brands                                     10,000                    394,900
Energy Conversion Devices                          2,327(b)                 109,020
General Cable                                     26,609(b)                 718,443
Genlyte Group                                     16,000(b)                 990,080
Regal-Beloit                                      19,000                    764,560
                                                                     --------------
Total                                                                     2,977,003
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
Aeroflex                                          61,174(b)                 795,261
Agilysys                                          21,900                    312,951
Anixter Intl                                      11,800                    539,850
Benchmark Electronics                             13,275(b)                 467,546
BrightPoint                                        4,724(b)                 133,642
Checkpoint Systems                                18,500(b)                 528,360
Itron                                             12,200(b)                 725,412
Lexar Media                                       69,100(b)                 462,970
LoJack                                            23,000(b)                 523,250
Methode Electronics                               12,000                    147,240
Metrologic Instruments                            21,500(b)                 481,815
PAR Technology                                    17,250(b)                 310,500
Paxar                                              9,893(b)                 189,748
Plexus                                             4,127(b)                 138,502
Rofin-Sinar Technologies                          13,000(b)                 684,840
ScanSource                                         7,000(b)                 406,770
SYNNEX                                             9,997(b)                 184,645
                                                                     --------------
Total                                                                     7,033,302
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ENERGY EQUIPMENT & SERVICES (3.1%)
Atwood Oceanics                                    9,200(b)          $      829,656
Cal Dive Intl                                     30,632(b)               1,078,553
Grey Wolf                                        106,200(b)                 737,028
Hydril                                             7,500(b)                 505,050
Lone Star Technologies                             3,072(b)                 152,678
Lufkin Inds                                        2,100                    108,696
NS Group                                          16,835(b)                 686,700
Oil States Intl                                   29,892(b)               1,032,171
Parker Drilling                                   64,514(b)                 596,755
Pioneer Drilling                                   3,370(b)                  48,494
RPC                                               21,970                    465,544
TETRA Technologies                                 4,835(b)                 181,796
TODCO Cl A                                        17,000                    569,840
Unit                                              10,900(b)                 579,553
                                                                     --------------
Total                                                                     7,572,514
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Casey's General Stores                            33,000                    865,590
Great Atlantic & Pacific Tea                       3,303(b)                 106,555
Longs Drug Stores                                  9,000                    345,330
Nash Finch                                         3,225                     99,975
Pathmark Stores                                    4,667(b)                  46,950
Ruddick                                            8,383                    202,701
Spartan Stores                                    40,200                    473,958
Weis Markets                                       3,294                    147,110
                                                                     --------------
Total                                                                     2,288,169
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.4%)
Chiquita Brands Intl                               3,400                     58,548
Corn Products Intl                                17,700                    477,192
Farmer Brothers                                    1,872                     40,716
Lancaster Colony                                   3,469                    139,246
Seaboard                                             145                    216,630
                                                                     --------------
Total                                                                       932,332
-----------------------------------------------------------------------------------

GAS UTILITIES (1.0%)
Energen                                           17,672                    631,421
Nicor                                             20,418                    876,545
Peoples Energy                                     4,826                    177,162
South Jersey Inds                                 19,100                    546,260
WGL Holdings                                       5,966                    183,753
                                                                     --------------
Total                                                                     2,415,141
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Cutera                                            14,000(b)                 379,260
DJ Orthopedics                                    15,000(b)                 523,200
Greatbatch                                        22,000(b)                 486,420
Haemonetics                                       17,000(b)                 880,600
Hologic                                           21,838(b)               1,044,512
Illumina                                          12,200(b)                 310,246
Intuitive Surgical                                 8,503(b)                 766,971
Invacare                                           2,055                     64,342
Kyphon                                             3,714(b)                 132,627
LifeCell                                           4,532(b)                  99,976
Mentor                                             3,937                    169,448
Meridian Bioscience                                3,559                     79,330
Nektar Therapeutics                               21,000(b)                 439,110
OraSure Technologies                               6,308(b)                  60,052
Sybron Dental Specialties                         17,000(b)                 650,420

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 201
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Advantage Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Thoratec                                          23,016(b)          $      463,082
Varian                                            15,000(b)                 598,500
                                                                     --------------
Total                                                                     7,148,096
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.6%)
Advisory Board                                     9,500(b)                 512,715
Alderwoods Group                                     951(b)                  16,243
Allscripts Healthcare  Solutions                  19,800(b,e)               371,250
American Retirement                                8,100(b)                 218,052
AMERIGROUP                                         6,249(b)                 133,666
AMN Healthcare Services                           14,000(b)                 290,360
Chemed                                            15,000                    831,600
Cross Country Healthcare                          20,000(b)                 366,200
HealthExtras                                       4,586(b)                 141,983
Horizon Health                                     2,200(b)                  50,754
Kindred Healthcare                                 2,400(b)                  51,888
LCA-Vision                                         8,000                    348,800
Magellan Health Services                          16,000(b)                 611,040
Odyssey HealthCare                                26,000(b)                 489,320
Option Care                                       41,250                    578,325
Per-Se Technologies                               23,712(b)                 598,965
PSS World Medical                                 44,900(b)                 775,872
Psychiatric Solutions                             25,400(b)                 838,962
Radiation Therapy Services                        22,800(b)                 647,292
RehabCare Group                                    4,836(b)                  97,590
Sierra Health Services                            11,000(b)                 458,590
Stewart Enterprises Cl A                           7,907                     40,088
TriZetto Group                                    39,800(b)                 667,048
United Surgical Partners Intl                      3,697(b)                 129,950
Ventiv Health                                     39,686(b)               1,105,652
WellCare Health Plans                             21,000(b)                 817,950
                                                                     --------------
Total                                                                    11,190,155
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.3%)
Bluegreen                                         47,000(b)                 745,890
Bob Evans Farms                                    8,838                    257,804
Domino's Pizza                                    27,900                    711,450
IHOP                                              12,000                    610,800
Jack in the Box                                    2,862(b)                 114,480
Monarch Casino & Resort                           24,200(b)                 648,802
Panera Bread Cl A                                  4,700(b)                 333,042
Papa John's Intl                                   5,802(b)                 190,886
Ruby Tuesday                                      18,866                    538,624
Ryan's Restaurant Group                           11,779(b)                 155,601
Shuffle Master                                    10,000(b)                 261,300
Speedway Motorsports                              13,000                    466,050
Vail Resorts                                      18,000(b)                 594,720
                                                                     --------------
Total                                                                     5,629,449
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
Beazer Homes USA                                   6,175                    391,804
Blyth                                              5,097                    113,561
Champion Enterprises                              35,000(b)                 543,200
Ethan Allen Interiors                             20,048                    816,154
Furniture Brands Intl                             35,185                    869,774
Jarden                                             1,601(b)                  48,014
La-Z-Boy                                          13,800                    220,110
M/I Homes                                          4,095                    172,481

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HOUSEHOLD DURABLES (CONT.)
Tupperware Brands                                 34,238             $      725,503
WCI Communities                                    4,577(b)                 115,523
                                                                     --------------
Total                                                                     4,016,124
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Central Garden & Pet                              10,800(b)                 587,088
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (--%)
Standex Intl                                       3,155                    100,550
-----------------------------------------------------------------------------------

INSURANCE (5.2%)
Alfa                                               9,740                    156,619
American Physicians Capital                       17,000(b)                 837,930
AmerUs Group                                       5,196                    313,059
Argonaut Group                                     4,604(b)                 168,138
Commerce Group                                     3,676                    198,541
Delphi Financial Group Cl A                       18,624                    969,938
FBL Financial Group Cl A                           3,897                    133,355
FPIC Insurance Group                              25,100(b)                 882,014
Horace Mann Educators                             53,078                    989,905
Infinity Property & Casualty                       2,819                    111,802
LandAmerica Financial Group                       15,762                  1,051,325
Navigators Group                                   9,800(b)                 459,620
Ohio Casualty                                     35,200                  1,077,472
Phoenix Companies                                 20,000                    287,000
Presidential Life                                  5,183                    113,560
ProAssurance                                      23,400(b)               1,200,185
RLI                                               11,000                    579,920
Safety Insurance Group                            20,000                    864,600
Selective Insurance Group                         22,500                  1,219,949
State Auto Financial                               3,250                    105,885
Stewart Information Services                       4,103                    192,636
Triad Guaranty                                     3,067(b)                 139,211
UICI                                               3,594                    131,864
United Fire & Casualty                             4,225                    151,213
Universal American Financial                       9,086(b)                 137,653
                                                                     --------------
Total                                                                    12,473,394
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Coldwater Creek                                   10,578(b)                 237,688
Insight Enterprises                                9,003(b)                 193,835
NetFlix                                           22,534(b,e)               604,136
NutriSystem                                        9,841(b)                 422,868
Priceline.com                                      8,000(b)                 196,400
                                                                     --------------
Total                                                                     1,654,927
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.8%)
aQuantive                                          9,151(b)                 243,325
Blue Coat Systems                                  1,742(b)                  36,983
CNET Networks                                     20,560(b)                 284,550
Digital River                                      6,261(b)                 235,664
Digitas                                           30,040(b)                 424,465
EarthLink                                         42,700(b)                 423,584
j2 Global Communications                          19,418(b)                 846,625
United Online                                     40,450                    485,805
ValueClick                                        38,118(b)                 667,446
Websense                                          12,000(b)                 741,720
                                                                     --------------
Total                                                                     4,390,167
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

IT SERVICES (1.6%)
BISYS Group                                        6,385(b)          $       90,092
CSG Systems Intl                                  41,493(b)                 912,016
MAXIMUS                                            9,615                    351,044
MPS Group                                         54,000(b)                 817,560
Perot Systems Cl A                                57,149(b)                 863,521
Sykes Enterprises                                  5,446(b)                  72,541
TALX                                              12,000                    383,520
Tyler Technologies                                30,000(b)                 297,300
                                                                     --------------
Total                                                                     3,787,594
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Callaway Golf                                     12,029                    198,358
JAKKS Pacific                                      6,531(b)                 162,099
RC2                                                6,000(b)                 216,180
SCP Pool                                           9,825                    427,093
                                                                     --------------
Total                                                                     1,003,730
-----------------------------------------------------------------------------------

MACHINERY (4.4%)
Actuant Cl A                                      14,000                    771,400
American Science &  Engineering                    5,000(b)                 380,450
Barnes Group                                      17,000                    652,460
Cascade                                           11,895                    616,875
Clarcor                                           12,500                    423,125
Crane                                             26,100                  1,004,589
Flowserve                                          9,038(b)                 464,553
Gardner Denver                                    13,000(b)                 797,680
JLG Inds                                          16,159                    953,219
Joy Global                                         7,520                    387,731
Kaydon                                            15,000                    540,000
Kennametal                                        13,700                    801,176
Lincoln Electric Holdings                          3,872                    178,732
Manitowoc                                          9,109                    702,031
Middleby                                           4,600(b)                 435,620
Mueller Inds                                      17,998                    594,114
Trinity Inds                                       4,546                    240,938
Valmont Inds                                       5,000                    181,850
Wabtec                                            17,900                    591,237
                                                                     --------------
Total                                                                    10,717,780
-----------------------------------------------------------------------------------

MARINE (0.2%)
Kirby                                              7,000(b)                 429,100
-----------------------------------------------------------------------------------

MEDIA (0.2%)
Cumulus Media Cl A                                36,000(b)                 417,600
Reader's Digest Assn                               4,582                     69,601
Valassis Communications                            3,015(b)                  83,063
                                                                     --------------
Total                                                                       570,264
-----------------------------------------------------------------------------------

METALS & MINING (2.8%)
AMCOL Intl                                        10,000                    276,100
Carpenter Technology                               6,400                    534,976
Century Aluminum                                   9,000(b)                 320,310
Cleveland-Cliffs                                   6,400                    550,720
Commercial Metals                                 22,637                  1,025,229
Foundation Coal Holdings                          13,000                    520,000
Metal Management                                  18,400                    519,064
Quanex                                            10,000                    620,700
Reliance Steel & Aluminum                         10,992                    905,631
Royal Gold                                        11,000                    345,730

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
202 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Advantage Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
METALS & MINING (CONT.)
RTI Intl Metals                                    3,190(b)          $      134,140
Steel Dynamics                                    14,000                    644,000
Titanium Metals                                    9,702(b)                 397,976
                                                                     --------------
Total                                                                     6,794,576
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
99 Cents Only Stores                               9,251(b)                 105,276
Conn's                                             8,000(b)                 298,000
                                                                     --------------
Total                                                                       403,276
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (--%)
Aquila                                            29,189(b)                 113,837
-----------------------------------------------------------------------------------

OIL & GAS (2.7%)
Arena Resources                                   15,000(b)                 438,000
ATP Oil & Gas                                      3,996(b)                 148,851
Berry Petroleum Cl A                               4,950                    334,373
Carrizo Oil & Gas                                 16,191(b)                 377,088
Cimarex Energy                                    26,394                  1,125,967
Frontier Oil                                       7,834                    362,323
Giant Inds                                         2,003(b)                 116,575
GMX Resources                                      7,600(b)                 272,916
Holly                                              4,130                    246,561
Houston Exploration                                1,903(b)                 110,070
KCS Energy                                         6,411(b)                 151,300
Parallel Petroleum                                 4,727(b)                  80,406
St. Mary Land & Exploration                       38,231                  1,467,687
Stone Energy                                       2,682(b)                 111,035
Swift Energy                                      15,800(b)                 612,408
Tesoro                                             2,561                    154,710
Toreador Resources                                 1,433(b)                  42,947
World Fuel Services                               15,000                    454,500
                                                                     --------------
Total                                                                     6,607,717
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Schweitzer-Mauduit Intl                            4,563                    117,269
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.7%)
Chattem                                           14,200(b)                 553,658
NBTY                                               5,640(b)                 123,516
Parlux Fragrances                                 16,000(b)                 553,440
Playtex Products                                  38,900(b)                 408,450
                                                                     --------------
Total                                                                     1,639,064
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Alpharma Cl A                                     17,000                    514,250
Andrx                                             32,643(b)                 639,803
CNS                                                2,100                     43,659
First Horizon Pharmaceutical                      16,800(b)                 344,736
Medicis Pharmaceutical Cl A                       11,000                    312,840
MGI PHARMA                                        15,000(b)                 264,450
Perrigo                                            4,900                     77,861
                                                                     --------------
Total                                                                     2,197,599
-----------------------------------------------------------------------------------

REAL ESTATE (0.4%)
Jones Lang LaSalle                                13,000                    879,839
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

REAL ESTATE INVESTMENT TRUST (4.5%)
American Home Mortgage  Investment                 6,139             $      174,962
Anthracite Capital                                15,492                    166,074
Anworth Mtge Asset                                17,575                    131,988
Arbor Realty Trust                                16,000                    420,960
Bedford Property Investors                         4,989                    133,805
Boykin Lodging                                    42,000(b)                 536,760
CentraCore Properties Trust                       19,000                    513,380
Commercial Net Lease Realty                       33,000                    750,750
EastGroup Properties                              12,200                    560,590
Equity Inns                                       46,000                    712,080
Equity Lifestyle Properties                       12,000                    572,280
Gramercy Capital                                  13,000                    341,380
Highwoods Properties                              19,000                    614,650
IMPAC Mtge Holdings                               31,747(e)                 263,818
Innkeepers USA Trust                              29,000                    508,370
Kilroy Realty                                      4,037                    302,048
MFA Mtge Investments                              34,856                    206,348
Mid-America Apartment  Communities                12,000                    651,600
New Century Financial                              3,666                    142,058
Novastar Financial                                 2,233                     68,441
Omega Healthcare Investors                        39,000                    504,660
PS Business Parks                                  8,000                    425,520
RAIT Investment Trust                              7,588                    207,152
Redwood Trust                                      4,272                    177,117
Saxon Capital                                     12,068                    120,077
Sovran Self Storage                               14,000                    728,000
Tanger Factory  Outlet Centers                    25,000                    807,500
Universal Health Realty  Income Trust              4,016                    141,564
                                                                     --------------
Total                                                                    10,883,932
-----------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Amerco                                             1,951(b)                 173,327
Arkansas Best                                     13,092                    544,103
Dollar Thrifty  Automotive Group                   2,248(b)                  90,774
Genesee & Wyoming Cl A                             9,700(b)                 443,775
Old Dominion Freight Line                         14,850(b)                 391,446
Werner Enterprises                                 7,718                    149,961
                                                                     --------------
Total                                                                     1,793,386
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.2%)
Cirrus Logic                                      25,000(b)                 189,750
Conexant Systems                                 116,000(b)                 345,680
Cymer                                             10,000(b)                 449,800
Cypress Semiconductor                             26,000(b)                 461,760
DSP Group                                         20,700(b)                 556,830
Entegris                                          40,173(b)                 420,210
ESS Technology                                    57,725(b)                 215,892
Fairchild Semiconductor Intl                      21,000(b)                 364,980
FormFactor                                        10,000(b)                 368,400
Genesis Microchip                                  3,560(b)                  76,540
Integrated Device  Technology                     26,000(b)                 386,100
Mattson Technology                                34,000(b)                 410,720

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Microsemi                                         41,641(b)          $    1,280,461
MKS Instruments                                   21,000(b)                 469,560
OmniVision Technologies                           27,900(b)                 711,450
ON Semiconductor                                 116,300(b)                 766,417
PMC-Sierra                                        28,000(b)                 285,880
PortalPlayer                                      15,000(b,e)               378,900
Power Integrations                                22,000(b)                 546,260
Silicon Image                                     23,600(b)                 257,712
Silicon Storage Technology                        87,300(b)                 394,596
Skyworks Solutions                                43,140(b)                 226,916
Standard Microsystems                              2,873(b)                  93,430
SunPower Cl A                                      6,000(b)                 263,400
Trident Microsystems                               6,800(b)                 189,992
Zoran                                              8,353(b)                 165,222
                                                                     --------------
Total                                                                    10,276,858
-----------------------------------------------------------------------------------

SOFTWARE (3.9%)
ANSYS                                             25,822(b)               1,224,480
Epicor Software                                   42,500(b)                 527,850
FileNet                                           17,200(b)                 442,728
Informatica                                       34,400(b)                 551,088
Internet Security Systems                         19,500(b)                 454,545
Kronos                                            13,000(b)                 533,130
Lawson Software                                   50,000(b,e)               397,500
MICROS Systems                                    18,000(b)                 779,220
MicroStrategy Cl A                                 7,000(b)                 641,760
Midway Games                                       8,368(b)                  82,927
Nuance Communications                             11,459(b)                 122,611
Parametric Technology                             48,520(b)                 738,474
Progress Software                                 17,400(b)                 508,080
Quality Systems                                    1,906                    131,933
TIBCO Software                                    49,000(b)                 424,830
Transaction Systems  Architects                   20,300(b)                 677,208
Ultimate Software Group                           18,700(b)                 437,580
VASCO Data Security Intl                          75,042(b)                 749,670
                                                                     --------------
Total                                                                     9,425,614
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.8%)
Blockbuster Cl A                                  13,500                     52,245
Buckle                                             2,270                     86,828
Burlington Coat Factory  Warehouse                 5,681                    255,872
Cato Cl A                                         29,775                    621,404
Charming Shoppes                                  47,000(b)                 629,330
Children's Place Retail Stores                    15,900(b)                 742,053
Dress Barn                                         3,108(b)                 134,203
GameStop Cl A                                     10,000(b)                 400,300
Genesco                                           16,600(b)                 673,960
Group 1 Automotive                                 5,361(b)                 205,219
GUESS?                                             4,130(b)                 149,465
Guitar Center                                      7,900(b)                 408,904
Jos A Bank Clothiers                              11,375(b)                 507,439
Lithia Motors Cl A                                 2,100                     67,284
Movie Gallery                                      8,498                     27,109
Pacific Sunwear of California                     29,000(b)                 690,490
Pantry                                            11,200(b)                 662,704
Payless ShoeSource                                 5,872(b)                 139,166
Pier 1 Imports                                    14,519                    152,885

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 203
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Advantage Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
SPECIALTY RETAIL (CONT.)
Sonic Automotive                                  25,337             $      671,177
Stage Stores                                      15,050                    438,858
Steiner Leisure                                    8,000(b,c)               341,040
Talbots                                            4,081                    108,799
Tractor Supply                                    10,000(b)                 631,800
Zale                                              14,211(b)                 370,197
                                                                     --------------
Total                                                                     9,168,731
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Brown Shoe                                         4,893                    233,396
Hartmarx                                          83,900(b)                 727,413
Kellwood                                           5,890                    151,609
Movado Group                                      25,000                    545,000
Phillips-Van Heusen                               29,600                  1,050,799
Russell                                            7,382                    105,415
Skechers USA Cl A                                 28,000(b)                 593,600
Steven Madden                                      2,700                     86,535
Stride Rite                                        7,044                     97,912
Warnaco Group                                     14,400(b)                 334,224
Wolverine World Wide                              27,500                    606,650
                                                                     --------------
Total                                                                     4,532,553
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

THRIFTS & MORTGAGE FINANCE (1.9%)
Anchor BanCorp Wisconsin                           2,526             $       76,917
CharterMac LP                                      4,800                    105,936
Corus Bankshares                                  13,000                    780,650
Doral Financial                                   10,400(c)                 116,064
Downey Financial                                   8,029                    510,243
FirstFed Financial                                11,092(b)                 665,631
Flagstar Bancorp                                   5,829                     90,058
Fremont General                                    5,000                    118,600
ITLA Capital                                         929(b)                  42,994
Ocwen Financial                                   61,500(b)                 603,930
R-G Financial Cl B                                 7,327(c)                  86,385
TierOne                                           19,400                    640,200
W Holding                                         21,365(c)                 171,775
WSFS Financial                                    10,200                    614,958
                                                                     --------------
Total                                                                     4,624,341
-----------------------------------------------------------------------------------

TOBACCO (0.1%)
Universal                                          6,564                    266,958
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.5%)
Applied Industrial  Technologies                  17,000                    727,260
GATX                                              20,453                    811,984
United Rentals                                    18,783(b)                 612,326
Watsco                                             8,253                    574,574
WESCO Intl                                        16,100(b)                 922,852
                                                                     --------------
Total                                                                     3,648,996
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Dobson Communications Cl A                        13,770(b)          $       99,695
Leap Wireless Intl                                 9,000(b)                 378,990
SBA Communications Cl A                           56,187(b)               1,263,645
UbiquiTel                                         45,800(b)                 447,466
                                                                     --------------
Total                                                                     2,189,796
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $206,759,234)                                                 $  240,934,963
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.4%)(f)
-----------------------------------------------------------------------------------
                                                AMOUNT
                         EFFECTIVE            PAYABLE AT
ISSUER                     YIELD               MATURITY                    VALUE(a)

COMMERCIAL PAPER
Deutsche Bank
      03-01-06                4.56%         $  5,800,000             $    5,799,265
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,800,000)                                                   $    5,799,265
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $212,559,234)(g)                                                $246,734,228
===================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 0.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Feb. 28, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.6% of net assets. See Note 6 to the financial statements. 0.8% of net assets is the Fund's cash equivalent position.

(g) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $212,559,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $39,653,000
      Unrealized depreciation                                        (5,478,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                   $34,175,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
204 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Value Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (90.5%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AAR                                               38,900(b)          $      984,559
Aviall                                             2,952(b)                 112,619
DRS Technologies                                   3,100                    163,587
Ducommun                                          10,012(b)                 221,165
EDO                                               14,037                    408,898
MTC Technologies                                  34,841(b)                 961,263
Teledyne Technologies                             18,700(b)                 619,531
                                                                     --------------
Total                                                                     3,471,622
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
ABX Air                                           13,400(b)                 107,468
EGL                                               14,700(b)                 594,615
Forward Air                                        2,459                     87,245
                                                                     --------------
Total                                                                       789,328
-----------------------------------------------------------------------------------

AIRLINES (1.0%)
Air France-KLM ADR                                56,650(c)               1,317,113
AirTran Holdings                                  35,007(b)                 622,424
Alaska Air Group                                  52,600(b)               1,685,830
ExpressJet Holdings                               18,400(b)                 138,368
Frontier Airlines                                 32,077(b)                 230,954
Mesa Air Group                                     9,000(b)                 102,780
SkyWest                                           33,700                    976,289
Total                                                                     5,073,758

AUTO COMPONENTS (2.2%)
Drew Inds                                         34,900(b)               1,132,505
Goodyear Tire & Rubber                            44,300(b)                 634,819
Lear                                             156,400                  3,262,504
STRATTEC SECURITY                                 17,400(b)                 704,004
Superior Inds Intl                               189,400                  4,081,570
Tenneco                                           30,884(b)                 699,523
Visteon                                          159,000(b)                 740,940
                                                                     --------------
Total                                                                    11,255,865
-----------------------------------------------------------------------------------

AUTOMOBILES (0.6%)
Monaco Coach                                      47,800                    684,018
Thor Inds                                         27,800                  1,312,160
Winnebago Inds                                    34,400                  1,104,928
                                                                     --------------
Total                                                                     3,101,106
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
Boston Beer Cl A                                  28,100(b)                 751,113
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.6%)
Albany Molecular Research                         34,800(b)                 351,132
Arena Pharmaceuticals                             26,100(b)                 462,231
BioMarin Pharmaceutical                           54,100(b)                 707,628
Lexicon Genetics                                  40,100(b)                 164,410
Medarex                                           37,317(b)                 550,799
Myriad Genetics                                   12,700(b)                 326,136
Tanox                                             20,900(b)                 398,772
                                                                     --------------
Total                                                                     2,961,108
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

BUILDING PRODUCTS (1.6%)
Aaon                                              29,400(b)                $642,978
American Woodmark                                 18,288                    621,792
Builders FirstSource                              11,328(b)                 268,587
Lennox Intl                                        4,700                    151,105
Royal Group Technologies                         474,300(b,c)             4,648,140
Simpson Mfg                                       27,400                  1,071,066
Trex                                               1,676(b)                  43,559
Universal Forest Products                         17,941                  1,109,292
                                                                     --------------
Total                                                                     8,556,519
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Affiliated Managers Group                         10,227(b)               1,006,644
Apollo Investment                                 37,749                    709,304
Cohen & Steers                                    20,900                    469,623
Knight Capital Group Cl A                        266,246(b)               3,352,036
LaBranche & Co                                    82,700(b)               1,170,205
Piper Jaffray Companies                            2,800(b)                 139,104
                                                                     --------------
Total                                                                     6,846,916
-----------------------------------------------------------------------------------

CHEMICALS (1.5%)
Albemarle                                         21,196                    899,770
American Vanguard                                  1,608                     46,166
HB Fuller                                         23,600                    958,160
Minerals Technologies                             16,722                    895,129
Olin                                              27,500                    577,775
Penford                                           12,961                    205,756
Pioneer Companies                                 23,500(b)                 707,820
PolyOne                                          321,500(b)               2,806,694
Schulman A                                        12,100                    283,503
Sensient Technologies                             29,200                    523,264
Terra Inds                                        26,500(b)                 187,885
                                                                     --------------
Total                                                                     8,091,922
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.6%)
Alabama Natl  BanCorporation                      10,630                    739,529
Alliance Bankshares                                6,757(b)                 125,613
Bancorp                                           30,982(b)                 650,002
Bank of Hawaii                                    51,400                  2,744,759
Boston Private  Financial Holdings                24,800                    759,128
Cardinal Financial                                45,331                    557,571
Central Pacific Financial                         29,770                  1,101,490
Citizens Banking                                  53,770                  1,423,830
City Holding                                      12,500                    455,125
Columbia Banking System                            3,500                    117,355
Community Bank System                              6,800                    147,356
Cullen/Frost Bankers                              52,000                  2,866,239
First BanCorp Puerto Rico                         39,800(c)                 503,868
First Community Bancorp                           14,700                    877,884
First Midwest Bancorp                             15,900                    534,717
First Oak Brook Bancshares                         5,105                    137,376
First Republic Bank                               11,850                    430,037
Greater Bay Bancorp                               23,100                    621,390
Hanmi Financial                                   32,400                    581,580

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

COMMERCIAL BANKS (CONT.)
IBERIABANK                                        12,904             $      745,335
Independent Bank                                  13,415                    361,803
Irwin Financial                                   23,491                    470,760
Main Street Banks                                 19,361                    500,288
Mercantile Bank                                    3,920                    152,214
Midwest Banc Holdings                             15,622                    401,485
Millennium Bankshares                             21,673                    196,791
NBT Bancorp                                        4,600                    105,248
Nexity Financial                                   8,347(b)                 107,927
Park Natl                                          1,000                    104,900
Placer Sierra Bancshares                          19,042                    500,424
Prosperity Bancshares                             10,013                    288,975
Republic Bancorp                                  63,880                    774,864
Signature Bank                                    17,947(b)                 581,483
Southcoast Financial                               8,374(b)                 206,000
Sterling Bancorp                                   7,673                    156,069
Sterling Bancshares                               39,000                    694,980
Sun Bancorp                                        3,693(b)                  76,814
Susquehanna Bancshares                            23,800                    573,818
Texas Regional  Bancshares Cl A                    3,500                    108,080
Texas United Bancshares                            7,278                    138,282
Umpqua Holdings                                   20,400                    549,372
United Community Banks                            25,199                    689,193
                                                                     --------------
Total                                                                    23,859,954
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
Brady Cl A                                        98,700                  3,649,925
Ennis                                              5,200                    102,544
FTI Consulting                                    20,100(b)                 561,594
Healthcare Services Group                         30,675                    566,261
Heidrick & Struggles Intl                         16,600(b)                 614,200
ITT Educational Services                           7,440(b)                 461,280
John H Harland                                    16,900                    611,611
Korn/Ferry Intl                                   48,900(b)               1,029,345
LECG                                              49,240(b)                 796,211
Providence Service                                 6,579(b)                 202,831
Resources Connection                               6,073(b)                 167,129
School Specialty                                   8,586(b)                 299,480
SOURCECORP                                         7,200(b)                 184,320
Spherion                                          79,900(b)                 797,402
Waste Connections                                 18,868(b)                 691,324
West                                              34,305(b)               1,493,296
                                                                     --------------
Total                                                                    12,228,753
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.2%)
3Com                                           1,131,000(b)               5,259,150
Anaren                                            18,500(b)                 317,830
Andrew                                            24,314(b)                 329,698
Audiovox Cl A                                     40,000(b)                 510,800
CommScope                                         39,300(b)                 942,807
Digi Intl                                         53,400(b)                 580,458
Ditech Communications                             26,291(b)                 271,060
Foundry Networks                                  86,600(b)               1,215,864
NETGEAR                                           63,600(b)               1,091,376

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 205
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
COMMUNICATIONS EQUIPMENT (CONT.)
Oplink Communications                             14,600(b)          $      238,710
Packeteer                                         50,700(b)                 606,372
Superior Essex                                     4,300(b)                 112,531
Sycamore Networks                                 19,000(b)                  88,730
UTStarcom                                        791,600(b)               4,947,500
                                                                     --------------
Total                                                                    16,512,886
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.8%)
Emulex                                             9,700(b)                 172,660
Hutchinson Technology                             38,013(b)               1,045,738
Imation                                           22,000                    964,700
Intergraph                                        20,100(b)                 728,826
Komag                                             24,000(b)               1,124,159
Mobility Electronics                              25,053(b)                 236,250
                                                                     --------------
Total                                                                     4,272,333
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
Comfort Systems USA                               36,951                    406,091
Infrasource Services                              15,496(b)                 276,914
Insituform Technologies Cl A                     152,600(b)               4,106,466
Modtech Holdings                                  22,337(b)                 173,335
                                                                     --------------
Total                                                                     4,962,806
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Florida Rock Inds                                 18,775                  1,081,628
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
Advanta Cl B                                      15,000                    526,050
CompuCredit                                       22,600(b)                 854,280
                                                                     --------------
Total                                                                     1,380,330
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Caraustar Inds                                    82,421(b)                 838,222
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Building Material Holding                         12,800                    861,440
Earle M Jorgensen                                 34,178(b)                 478,492
Handleman                                         24,200                    237,886
Prestige Brands Holdings                          33,806(b)                 377,951
                                                                     --------------
Total                                                                     1,955,769
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
CapitalSource                                     31,276                    769,702
Financial Federal                                 22,448                    626,973
Hudson Highland Group                              6,600(b)                 109,494
iShares Russell 2000  Value Index Fund            13,440                    958,809
Technology Investment  Capital                    19,338                    294,905
                                                                     --------------
Total                                                                     2,759,883
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Alaska Communications  Systems Group              11,611                    128,766
Broadwing                                         91,900(b)                 823,424
Commonwealth Telephone  Enterprises                3,500                    112,980
Golden Telecom                                    19,200(c)                 575,616
Premiere Global Services                          65,200(b)                 535,292
Talk America Holdings                             27,600(b)                 235,428
                                                                     --------------
Total                                                                     2,411,506
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ELECTRIC UTILITIES (2.1%)
Black Hills                                        3,500             $      120,995
Central Vermont  Public Service                    2,457                     52,604
CH Energy Group                                    7,300                    358,430
Cleco                                             50,157                  1,128,031
El Paso Electric                                  53,989(b)               1,104,075
MGE Energy                                         2,370                     79,442
Otter Tail                                        14,000                    436,100
Reliant Energy                                   534,000(b)               5,425,441
Sierra Pacific Resources                         107,964(b)               1,537,408
Unisource Energy                                   5,128                    155,942
Westar Energy                                     21,458                    461,776
                                                                     --------------
Total                                                                    10,860,244
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.7%)
AO Smith                                          12,400                    574,120
Baldor Electric                                   12,702                    409,640
Encore Wire                                        7,700(b)                 240,163
Franklin Electric                                  8,469                    379,835
General Cable                                     17,900(b)                 483,300
GrafTech Intl                                    169,135(b)                 862,589
LSI Inds                                          12,100                    188,034
Regal-Beloit                                     106,000                  4,265,439
Thomas & Betts                                    14,000(b)                 688,800
Woodward Governor                                 22,200                    713,730
                                                                     --------------
Total                                                                     8,805,650
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
Aeroflex                                          57,305(b)                 744,965
Agilysys                                          35,000                    500,150
Anixter Intl                                      45,366                  2,075,495
Coherent                                          12,600(b)                 408,996
CTS                                               10,100                    124,735
CyberOptics                                       14,364(b)                 221,493
Littelfuse                                       117,400(b)               3,374,076
LoJack                                            17,366(b)                 395,077
Methode Electronics                               14,300                    175,461
MTS Systems                                       10,222                    403,973
Nu Horizons Electronics                           45,000(b)                 392,850
Plexus                                           150,100(b)               5,037,356
Rofin-Sinar Technologies                          25,500(b)               1,343,340
ScanSource                                         6,228(b)                 361,909
Tektronix                                         45,300                  1,395,240
TTM Technologies                                  49,200(b)                 635,172
Viisage Technology                                14,706(b)                 270,296
Vishay Intertechnology                           261,100(b)               3,791,172
                                                                     --------------
Total                                                                    21,651,756
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Ensign Energy Services                            31,000(c)               1,055,795
GulfMark Offshore                                 25,900(b)                 710,178
Hydril                                             4,346(b)                 292,660
Maverick Tube                                     22,300(b)               1,037,619
NS Group                                          10,300(b)                 420,137
Oil States Intl                                   43,857(b)               1,514,381
Patterson-UTI Energy                              13,600                    374,680
RPC                                               20,975                    444,460
Superior Well Services                            20,009(b)                 491,221
TETRA Technologies                                35,975(b)               1,352,660
Tidewater                                         16,600                    867,350

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

ENERGY EQUIPMENT & SERVICES (CONT.)
Trican Well Service                               16,600(b,c)        $      705,168
Unit                                              22,500(b)               1,196,325
W-H Energy Services                               10,285(b)                 406,258
                                                                     --------------
Total                                                                    10,868,892
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
BJ's Wholesale Club                               36,300(b)               1,149,258
Great Atlantic & Pacific Tea                       3,600(b)                 116,136
Weis Markets                                      25,800                  1,152,228
                                                                     --------------
Total                                                                     2,417,622
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Chiquita Brands Intl                              33,900                    583,758
Corn Products Intl                                11,327                    305,376
Delta & Pine Land                                 10,120                    256,137
Lancaster Colony                                  34,800                  1,396,872
                                                                     --------------
Total                                                                     2,542,143
-----------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Laclede Group                                      8,600                    289,734
Nicor 8,100                                      347,733
Northwest Natural Gas                             25,466                    871,957
South Jersey Inds                                 10,125                    289,575
Southern Union                                         1(b)                      23
Southwest Gas                                     11,439                    326,240
WGL Holdings                                      17,600                    542,080
                                                                     --------------
Total                                                                     2,667,342
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Cardiac Science                                   22,963(b)                 229,630
Datascope                                          3,500                    133,525
Encore Medical                                    72,634(b)                 432,899
Greatbatch                                        32,200(b)                 711,942
Matthews Intl Cl A                                 3,812                    141,578
Molecular Devices                                 29,500(b)                 938,985
Nutraceutical Intl                                38,400(b)                 551,808
Symmetry Medical                                  18,106(b)                 375,156
ThermoGenesis                                      5,998(b)                  23,932
Vital Signs                                       15,500                    791,430
                                                                     --------------
Total                                                                     4,330,885
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.6%)
Alderwoods Group                                  11,500(b)                 196,420
Amedisys                                           7,700(b)                 247,786
AMERIGROUP                                         5,600(b)                 119,784
Cross Country Healthcare                          15,900(b)                 291,129
Genesis HealthCare                               134,000(b)               5,326,500
Hooper Holmes                                     84,100                    238,844
PAREXEL Intl                                      14,362(b)                 367,954
PRA Intl                                           4,300(b)                 113,305
PSS World Medical                                 31,316(b)                 541,140
Radiologix                                        64,268(b)                 121,467
U.S. Physical Therapy                             43,200(b)                 831,600
                                                                     --------------
Total                                                                     8,395,929
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
Applebee's Intl                                   47,200                  1,092,208
Aztar                                             19,330(b)                 583,379
Bluegreen                                         44,800(b)                 710,976
Bob Evans Farms                                   16,100                    469,637

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
206 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Buca                                               8,380(b)          $       47,431
California Pizza Kitchen                           6,065(b)                 182,314
CBRL Group                                        21,900                    973,017
CEC Entertainment                                 49,998(b)               1,627,935
Dover Downs Gaming &  Entertainment               52,900                    878,140
Fox & Hound  Restaurant Group                      6,556(b)                 106,338
Intl Speedway Cl A                                 9,000                    426,240
Isle of Capri Casinos                              7,577(b)                 229,659
Kerzner Intl                                      55,700(b,c)             3,748,053
Lodgian                                          149,300(b)               1,872,222
Lone Star Steakhouse &  Saloon                     6,200                    167,152
Luby's                                            13,100(b)                 195,321
Multimedia Games                                  32,800(b)                 347,352
Ruby Tuesday                                      50,235                  1,434,209
Speedway Motorsports                               4,700                    168,495
                                                                     --------------
Total                                                                    15,260,078
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
Beazer Homes USA                                   5,662                    359,254
Brookfield Homes                                   7,728                    384,159
Champion Enterprises                              89,773(b)               1,393,277
Ethan Allen Interiors                             27,400                  1,115,454
Furniture Brands Intl                             27,700                    684,744
Helen of Troy                                    124,192(b,c)             2,485,081
Hooker Furniture                                  61,000                    937,570
Oneida                                            59,692(b)                  33,726
Stanley Furniture                                 45,800                  1,167,900
Technical Olympic USA                             27,350                    579,273
Universal Electronics                             16,600(b)                 298,136
WCI Communities                                   16,019(b)                 404,320
                                                                     --------------
Total                                                                     9,842,894
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (--%)
Tredegar                                           8,000                    132,000
-----------------------------------------------------------------------------------

INSURANCE (3.7%)
American Equity Investment  Life Holding          25,185                    337,227
American Natl Insurance                           11,000                  1,258,840
American Physicians Capital                       17,700(b)                 872,433
AmerUs Group                                      18,900                  1,138,725
Aspen Insurance Holdings                          29,833(c)                 692,424
Assured Guaranty                                  43,700(c)               1,153,680
Donegal Group Cl A                                 8,305                    203,057
Horace Mann Educators                             21,400                    399,110
LandAmerica Financial Group                       14,700                    980,490
Natl Atlantic Holdings Cl A                       12,726(b)                 148,894
Navigators Group                                   7,792(b)                 365,445
NYMAGIC                                            6,516                    164,203
Ohio Casualty                                     29,500                    902,995
Phoenix Companies                                 68,000                    975,800
Presidential Life                                 13,400                    293,594
ProAssurance                                      25,558(b)               1,310,870
ProCentury                                        31,076                    382,856
PXRE Group                                        37,900(c)                 128,860
Quanta Capital Holdings                          679,000(b,c)             3,157,351
Republic Companies Group                          19,907                    342,002

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

INSURANCE (CONT.)
RLI                                               29,996             $    1,581,390
Safety Insurance Group                            10,400                    449,592
StanCorp Financial Group                           9,612                    520,009
State Auto Financial                               8,200                    267,156
Stewart Information Services                       5,900                    277,005
UICI                                               6,100                    223,809
United Fire & Casualty                            18,289                    654,563
                                                                     --------------
Total                                                                    19,182,380
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Insight Enterprises                               40,134(b)                 864,085
ValueVision Media Cl A                            17,700(b)                 224,967
                                                                     --------------
Total                                                                     1,089,052
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.7%)
Autobytel                                         17,769(b)                  82,981
Corillian                                        111,900(b)                 431,934
EarthLink                                         23,800(b)                 236,096
Entrust                                           28,061(b)                 103,826
Internet Capital Group                            54,700(b)                 497,770
iPass                                            106,700(b)                 787,446
United Online                                     49,500                    594,495
Vignette                                          52,400(b)                 843,640
webMethods                                        23,000(b)                 171,120
                                                                     --------------
Total                                                                     3,749,308
-----------------------------------------------------------------------------------

IT SERVICES (1.8%)
BearingPoint                                      28,842(b)                 256,982
Ciber                                             32,700(b)                 189,333
CSG Systems Intl                                  14,900(b)                 327,502
eFunds                                            48,000(b)               1,299,840
Kanbay Intl                                       13,168(b)                 223,593
Lionbridge Technologies                          110,164(b)                 788,774
ManTech Intl Cl A                                 26,700(b)                 750,270
MAXIMUS                                           32,000                  1,168,320
MPS Group                                         70,100(b)               1,061,314
Perot Systems Cl A                               124,100(b)               1,875,151
SM&A                                              92,800(b)                 623,616
StarTek                                            7,100                    139,870
Sykes Enterprises                                 57,200(b)                 761,904
                                                                     --------------
Total                                                                     9,466,469
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.6%)
Arctic Cat                                        30,100                    722,400
Brunswick                                         90,700                  3,558,162
Head                                             139,000(b,c)               540,710
JAKKS Pacific                                     38,400(b)                 953,088
K2                                                53,301(b)                 607,631
LeapFrog Enterprises                              14,262(b)                 166,152
Radica Games                                      68,700(c)                 617,613
RC2                                               30,900(b)               1,113,327
                                                                     --------------
Total                                                                     8,279,083
-----------------------------------------------------------------------------------

MACHINERY (6.7%)
Actuant Cl A                                       6,573                    362,172
Albany Intl Cl A                                   9,900                    367,983
Barnes Group                                       6,600                    253,308
Commercial Vehicle Group                          25,589(b)                 468,279
EnPro Inds                                        23,000(b)                 753,710
Flowserve                                        119,600(b)               6,147,440

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

MACHINERY (CONT.)
FreightCar America                                 2,100             $      148,050
Gardner Denver                                    17,900(b)               1,098,344
Graco                                              8,200                    341,694
Harsco                                            55,700                  4,443,746
IDEX                                              76,400                  3,609,900
Kaydon                                           116,100                  4,179,600
Key Technology                                    52,000(b)                 592,280
Lincoln Electric Holdings                         27,900                  1,287,864
Lydall                                            39,433(b)                 349,771
Mueller Inds                                      27,180                    897,212
Nordson                                            8,000                    399,360
RBC Bearings                                       4,902(b)                  96,716
Tennant                                           12,445                    581,182
Terex                                             88,765(b)               7,025,751
Titan Intl                                        12,200                    211,548
Wabash Natl                                       89,855                  1,794,404
                                                                     --------------
Total                                                                    35,410,314
-----------------------------------------------------------------------------------

MARINE (1.0%)
Kirby                                             81,000(b)               4,965,300
-----------------------------------------------------------------------------------

MEDIA (1.2%)
ADVO                                              12,428                    399,560
Courier                                           14,750                    582,183
Cox Radio Cl A                                     7,400(b)                 102,342
Gray Television                                   33,400                    281,228
Journal Register                                  58,438                    751,513
LIN TV Cl A                                       14,500(b)                 135,285
Media General Cl A                                 5,700                    285,570
RCN                                               16,523(b)                 413,075
Sinclair Broadcast  Group Cl A                    17,500                    125,825
Valassis Communications                          120,400(b)               3,317,019
                                                                     --------------
Total                                                                     6,393,600
-----------------------------------------------------------------------------------

METALS & MINING (4.7%)
Agnico-Eagle Mines                                55,100(c)               1,412,764
AK Steel Holding                                 581,700(b)               6,456,870
AM Castle & Co                                    10,100(b)                 286,032
Century Aluminum                                 103,900(b)               3,697,801
Commercial Metals                                 19,428                    879,894
Eldorado Gold                                     46,800(b,c)               201,240
Glamis Gold                                       19,900(b,c)               541,479
Goldcorp                                           9,100(c)                 231,595
IPSCO                                              6,300(c)                 607,635
Meridian Gold                                     26,900(b,c)               681,646
Metal Management                                  29,700                    837,837
Oregon Steel Mills                                20,694(b)                 783,889
PAN American Silver                               44,400(b,c)               983,460
Quanex                                             9,100                    564,837
Reliance Steel & Aluminum                         13,500                  1,112,265
Schnitzer Steel Inds Cl A                         16,600                    516,260
Steel Dynamics                                    10,900                    501,400
Steel Technologies                                19,400                    535,246
Stillwater Mining                                222,800(b)               2,898,628
USEC                                             122,000                  1,517,680
                                                                     --------------
Total                                                                    25,248,458
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 207
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
MULTILINE RETAIL (1.7%)
Big Lots                                          66,529(b)          $      845,584
Bon-Ton Stores                                     9,300                    253,146
Conn's                                            23,800(b)                 886,550
Dillard's Cl A                                   193,700                  4,778,579
Dollar General                                    85,400                  1,487,668
Tuesday Morning                                   17,339                    381,631
                                                                     --------------
Total                                                                     8,633,158
-----------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (--%)
Avista                                             8,834                    173,146
-----------------------------------------------------------------------------------

OIL & GAS (3.3%)
Callon Petroleum                                  36,700(b)                 648,856
Chesapeake Energy                                110,400                  3,277,776
Cimarex Energy                                    31,513                  1,344,345
Delta Petroleum                                   18,355(b)                 358,106
Edge Petroleum                                    33,500(b)                 935,990
Encore Acquisition                               104,300(b)               3,195,752
Giant Inds                                         3,400(b)                 197,880
Harvest Natural Resources                         47,500(b)                 427,975
Nordic American  Tanker Shipping                  30,200(c)                 903,584
OMI                                                4,990                     87,325
Parallel Petroleum                                36,057(b)                 613,330
Petroleum Development                              3,714(b)                 159,739
Range Resources                                   35,041                    838,531
St. Mary Land & Exploration                       54,500                  2,092,255
Swift Energy                                      22,200(b)                 860,472
TransMontaigne                                    15,300(b)                 115,362
Whiting Petroleum                                 27,657(b)               1,122,874
                                                                     --------------
Total                                                                    17,180,152
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Domtar                                           708,000(c)               3,823,200
Louisiana-Pacific                                 11,300                    321,259
                                                                     --------------
Total                                                                     4,144,459
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.7%)
Chattem                                            1,122(b)                  43,747
Elizabeth Arden                                   32,235(b)                 786,534
Inter Parfums                                     49,700                    869,750
Nu Skin Enterprises Cl A                          54,100                    978,127
Playtex Products                                  72,487(b)                 761,114
                                                                     --------------
Total                                                                     3,439,272
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Adams Respiratory  Therapeutics                    3,600(b)                 135,036
Alpharma Cl A                                     30,900                    934,725
CNS                                                6,900                    143,451
Endo Pharmaceuticals  Holdings                    16,400(b)                 516,928
Salix Pharmaceuticals                             16,238(b)                 255,911
                                                                     --------------
Total                                                                     1,986,051
-----------------------------------------------------------------------------------

REAL ESTATE (0.7%)
MI Developments Cl A                             100,500(c)               3,411,974
Wellsford Real Properties                         50,300                    295,764
                                                                     --------------
Total                                                                     3,707,738
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

REAL ESTATE INVESTMENT TRUST (4.0%)
Acadia Realty Trust                               14,054             $      308,204
Agree Realty                                      11,253                    351,206
American Campus  Communities                       3,904                     98,381
Arbor Realty Trust                                26,000                    684,060
Ashford Hospitality Trust                         44,200                    552,058
BioMed Realty Trust                               18,339                    507,624
Boykin Lodging                                    19,400(b)                 247,932
Brandywine Realty Trust                           33,749                    991,208
Capital Trust Cl A                                 4,300                    145,340
CentraCore Properties Trust                       16,580                    447,992
Cogdell Spencer                                    9,395                    177,566
Colonial Properties Trust                          7,300                    352,955
Columbia Equity Trust                              8,443                    145,895
Commercial Net  Lease Realty                      75,368                  1,714,622
Corporate Office  Properties Trust                 4,686                    194,563
Cousins Properties                                13,000                    398,710
Digital Realty Trust                              10,637                    293,688
Entertainment  Properties Trust                   22,741                    940,340
Equity Inns                                       45,800                    708,984
FelCor Lodging Trust                              53,500                  1,061,975
Getty Realty                                       7,900                    223,965
GMH Communities Trust                              8,200                    136,284
Hersha Hospitality Trust                           6,456                     61,138
Highwoods Properties                              23,500                    760,225
HomeBanc                                          25,900                    225,330
Inland Real Estate                                11,100                    170,829
Innkeepers USA Trust                              23,000                    403,190
Investors Real Estate Trust                       17,600                    166,496
LaSalle Hotel Properties                          13,155                    525,542
Lexington Corporate  Properties Trust             24,748                    527,627
LTC Properties                                    19,200                    424,896
MFA Mtge Investments                              70,598                    417,940
Natl Health Investors                             16,600                    441,892
New Century Financial                              4,200                    162,750
Omega Healthcare Investors                        73,154                    946,613
Parkway Properties                                35,668                  1,570,819
Post Properties                                    5,448                    241,891
RAIT Investment Trust                             25,806                    704,504
Redwood Trust                                      3,100                    128,526
Senior Housing  Properties Trust                  50,100                    898,293
Spirit Finance                                    41,682                    502,268
Trustreet Properties                               8,600                    124,700
U-Store-It Trust                                  16,491                    367,255
Winston Hotels                                    22,400                    230,272
                                                                     --------------
Total                                                                    20,686,548
-----------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Arkansas Best                                     19,100                    793,796
Covenant Transport Cl A                           66,300(b)               1,027,649
Heartland Express                                 10,991                    254,222
RailAmerica                                       16,800(b)                 166,320
SCS Transportation                                23,984(b)                 648,288
USA Truck                                          6,400(b)                 188,352
                                                                     --------------
Total                                                                     3,078,627
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Asyst Technologies                                20,200(b)          $      197,152
Axcelis Technologies                              20,873(b)                 144,232
Cabot Microelectronics                             5,723(b)                 195,269
Catalyst Semiconductor                            93,100(b)                 470,155
Cirrus Logic                                      97,100(b)                 736,989
Cymer                                             20,800(b)                 935,584
Entegris                                         120,687(b)               1,262,386
Fairchild Semiconductor Intl                      41,569(b)                 722,469
FormFactor                                         8,216(b)                 302,677
Integrated Device  Technology                     55,834(b)                 829,135
Integrated Silicon Solution                      182,800(b)               1,155,296
MIPS Technologies                                 84,500(b)                 709,800
Semitool                                          54,400(b)                 687,072
SigmaTel                                          79,100(b)                 850,325
Tessera Technologies                              26,611(b)                 831,062
TriQuint Semiconductor                         1,150,000(b)               5,451,000
Zoran                                              5,600(b)                 110,768
                                                                     --------------
Total                                                                    15,591,371
-----------------------------------------------------------------------------------

SOFTWARE (2.3%)
Atari                                             66,176(b)                  56,580
Catapult Communications                           56,900(b)                 791,479
Epicor Software                                   22,020(b)                 273,488
InterVideo                                        59,100(b)                 657,783
Intervoice                                        95,200(b)                 815,864
Lawson Software                                  107,800(b)                 857,010
Mentor Graphics                                  330,500(b)               3,711,516
Pervasive Software                               202,500(b)                 858,600
Reynolds & Reynolds Cl A                         124,700                  3,454,191
TIBCO Software                                    44,726(b)                 387,774
Ulticom                                           13,800(b)                 154,284
Ultimate Software Group                            7,661(b)                 179,267
                                                                     --------------
Total                                                                    12,197,836
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.1%)
Aaron Rents                                       37,593                    984,937
Asbury Automotive Group                           24,100(b)                 461,515
Buckle                                            32,800                  1,254,600
Cato Cl A                                         54,800                  1,143,676
Charlotte Russe Holding                           13,200(b)                 240,240
Charming Shoppes                                  27,418(b)                 367,127
Christopher & Banks                                5,069                    111,163
Claire's Stores                                   29,200                    935,568
Cost Plus                                        121,143(b)               2,324,734
Deb Shops                                         40,200                  1,272,330
Dress Barn                                        13,500(b)                 582,930
Finish Line Cl A                                  49,900                    835,326
Gymboree                                          15,019(b)                 343,334
Lithia Motors Cl A                                22,100                    708,084
Men's Wearhouse                                  107,850(b)               3,377,862
Payless ShoeSource                                20,100(b)                 476,370
Pier 1 Imports                                    69,500                    731,835
Select Comfort                                    36,041(b)               1,317,299
Sharper Image                                      3,229(b)                  38,102
Sonic Automotive                                  40,000                  1,059,600
Sports Authority                                   7,300(b)                 267,107
Talbots                                           19,800                    527,868

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
208 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
SPECIALTY RETAIL (CONT.)
Too                                               52,500(b)          $    1,597,575
United Auto Group                                  2,600                    112,424
Zale                                               7,828(b)                 203,919
                                                                     --------------
Total                                                                    21,275,525
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Columbia Sportswear                               19,900(b)               1,002,164
Cutter & Buck                                     60,900                    728,364
Fossil                                            50,875(b)                 865,893
Kellwood                                           3,725                     95,882
Kenneth Cole  Productions Cl A                    39,600                  1,089,396
K-Swiss Cl A                                      70,219                  2,048,989
Polo Ralph Lauren                                  7,800                    452,088
Steven Madden                                     16,500                    528,825
Stride Rite                                       78,900                  1,096,710
Timberland Cl A                                   29,600(b)               1,037,480
Warnaco Group                                     18,700(b)                 434,027
                                                                     --------------
Total                                                                     9,379,818
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.3%)
Accredited Home  Lenders Holding                  32,246(b)               1,719,034
BankUnited Financial Cl A                         23,100                    645,414
Berkshire Hills Bancorp                            9,651                    318,966
Brookline Bancorp                                 26,331                    395,228
Corus Bankshares                                  13,900                    834,695
Federal Agricultural  Mtge Cl C                   11,100                    331,446
Fidelity Bankshares                               22,316                    712,550
First Financial Holdings                           4,500                    145,440
First Niagara  Financial Group                   134,700                  1,897,923
FirstFed Financial                                16,200(b)                 972,162
Fremont General                                   45,300                  1,074,516
NetBank                                           30,666                    228,462
Ocwen Financial                                   28,900(b)                 283,798
PFF Bancorp                                       38,787                  1,219,075
Provident Financial Services                      14,800                    275,280
Sterling Financial                                 9,700                    280,718
TierOne                                           24,300                    801,900
                                                                     --------------
Total                                                                    12,136,607
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

TOBACCO (0.1%)
Universal                                          3,600             $      146,412
Vector Group                                      27,125                    504,796
                                                                     --------------
Total                                                                       651,208
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial  Technologies                  16,017                    685,207
Hughes Supply                                     16,345                    755,957
NuCO2                                              8,961(b)                 268,382
UAP Holding                                       26,141                    568,828
                                                                     --------------
Total                                                                     2,278,374
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Sea Containers Cl A                               61,000(c)                 802,150
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Dobson Communications Cl A                        66,041(b)                 478,137
Leap Wireless Intl                                 4,873(b)                 205,202
Price Communications                               4,100(b)                  68,675
UbiquiTel                                         14,605(b)                 142,691
                                                                     --------------
Total                                                                       894,705
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $406,351,045)                                                 $  472,959,471
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
OTHER (--%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

Air France ADR
   Warrants                                       51,500(b,c,d)      $      108,665
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                          $      108,665
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.7%)
-----------------------------------------------------------------------------------
                                                AMOUNT
                         EFFECTIVE            PAYABLE AT
ISSUER                     YIELD               MATURITY                    VALUE(a)

COMMERCIAL PAPER
CAFCO LLC
      03-01-06                4.55%         $  9,900,000(e)          $    9,898,748
Chesham Finance LLC
      03-01-06                4.56             8,800,000                  8,798,885
      03-07-06                4.52             4,331,000                  4,327,194
HSBC Finance
      03-01-06                4.57             2,000,000                  1,999,746
      05-08-06                4.59             2,000,000                  1,982,547
Jupiter Securitization
      03-02-06                4.51             5,000,000(e)               4,998,747
Kitty Hawk Funding
      03-13-06                4.52             4,000,000(e)               3,993,486
Old Line Funding
      03-08-06                4.51             5,000,000(e)               4,994,989
Park Granada LLC
      03-10-06                4.54             4,000,000(e)               3,994,967
Sedna Finance
      04-18-06                4.52             6,000,000                  5,963,290
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $50,958,645)                                                  $   50,952,599
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $457,309,690)(f)                                              $  524,020,735
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 209
--------------------------------------------------------------------------------

RiverSource VP - Small Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 6.7% of net assets.

(d)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

                                             ACQUISITION
      SECURITY                                  DATES                      COST
      --------------------------------------------------------------------------
      Air France ADR
          Warrants                             05-05-04                     $--

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $27,880,937 or 5.3% of net assets.

(f) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $457,310,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 81,554,000
      Unrealized depreciation                                       (14,843,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 66,711,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
210 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES
RiverSource VP - Strategy Aggressive Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)
BIOTECHNOLOGY (8.7%)
Biogen Idec                                      162,456(b)          $    7,676,046
Invitrogen                                       161,355(b)              11,444,910
MedImmune                                        405,092(b)              14,781,807
OSI Pharmaceuticals                              200,475(b)               6,511,428
Techne                                           266,935(b)              15,874,624
                                                                     --------------
Total                                                                    56,288,815
-----------------------------------------------------------------------------------

CAPITAL MARKETS (6.0%)
Investors Financial Services                     169,300                  7,637,123
Legg Mason                                       155,426                 20,297,081
T Rowe Price Group                               137,387                 10,548,574
                                                                     --------------
Total                                                                    38,482,778
-----------------------------------------------------------------------------------

CHEMICALS (2.1%)
Sigma-Aldrich                                    208,942                 13,457,954
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.8%)
Cintas                                           239,549                  9,843,068
Robert Half Intl                                 416,513                 14,961,148
Strayer Education                                 65,243                  6,284,858
                                                                     --------------
Total                                                                    31,089,074
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.4%)
F5 Networks                                       53,050(b)               3,597,851
Juniper Networks                                 302,432(b)               5,561,724
                                                                     --------------
Total                                                                     9,159,575
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.2%)
Network Appliance                                233,636(b)               7,747,370
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (3.1%)
Martin Marietta Materials                        208,199                 20,299,403
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
American Power Conversion                        327,098                  6,682,612
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (6.5%)
BJ Services                                      265,584                  8,315,435
ENSCO Intl                                       335,210                 14,980,535
Nabors Inds                                      129,500(b,c)             8,540,525
Noble                                            133,000                  9,830,030
                                                                     --------------
Total                                                                    41,666,525
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.6%)
Whole Foods Market                               259,111                 16,552,011
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (5.2%)
Biomet                                           182,109             $    6,628,768
Diagnostic Products                              331,050                 15,277,957
Kinetic Concepts                                 144,600(b)               5,364,660
St Jude Medical                                  135,896(b)               6,196,858
                                                                     --------------
Total                                                                    33,468,243
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (8.4%)
Dendrite Intl                                    552,999(b)               7,354,887
Express Scripts                                  144,634(b)              12,622,209
Health Management  Associates Cl A               448,302                  9,544,350
Lincare Holdings                                 282,354(b)              11,548,279
Omnicare                                         215,545                 13,115,912
                                                                     --------------
Total                                                                    54,185,637
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.8%)
Brinker Intl                                     171,863                  7,158,094
Cheesecake Factory                               273,893(b)               9,903,971
Panera Bread Cl A                                119,893(b)               8,495,618
Royal Caribbean Cruises                          106,821                  4,706,533
Station Casinos                                  100,413                  6,873,270
                                                                     --------------
Total                                                                    37,137,486
-----------------------------------------------------------------------------------

IT SERVICES (8.5%)
Acxiom                                           563,947                 14,594,948
Fiserv                                           280,540(b)              11,642,410
Paychex                                          435,356                 17,436,007
VeriFone Holdings                                435,602(b)              11,499,893
                                                                     --------------
Total                                                                    55,173,258
-----------------------------------------------------------------------------------

MACHINERY (1.0%)
Danaher                                          107,070                  6,486,301
-----------------------------------------------------------------------------------

MEDIA (2.5%)
Catalina Marketing                               337,083                  7,476,501
Univision  Communications Cl A                   267,482(b)               8,947,273
                                                                     --------------
Total                                                                    16,423,774
-----------------------------------------------------------------------------------

OIL & GAS (6.8%)
Denbury Resources                                177,189(b)               5,023,308
EOG Resources                                    189,296                 12,758,551
Murphy Oil                                        72,260                  3,386,826
Newfield Exploration                             162,959(b)               6,298,365
Pogo Producing                                   198,389                  9,891,676
XTO Energy                                       149,192                  6,249,653
                                                                     --------------
Total                                                                    43,608,379
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------
ISSUER                                          SHARES                     VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.9%)
Broadcom Cl A                                    244,203(b)          $   11,011,113
KLA-Tencor                                       120,812                  6,310,011
Maxim Integrated Products                        170,620                  6,669,536
Microchip Technology                             405,843                 14,285,673
Novellus Systems                                 243,030(b)               6,496,192
                                                                     --------------
Total                                                                    44,772,525
-----------------------------------------------------------------------------------

SOFTWARE (7.1%)
Advent Software                                  325,027(b)               9,035,751
BMC Software                                     429,651(b)               9,396,467
Fair Isaac                                       350,882                 14,954,591
Kronos                                           156,277(b)               6,408,920
NAVTEQ                                           129,726(b)               6,007,611
                                                                     --------------
Total                                                                    45,803,340
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.7%)
Advance Auto Parts                               157,444(b)               6,510,309
Chico's FAS                                      149,218(b)               7,020,707
Williams-Sonoma                                  420,834(b)              17,039,569
                                                                     --------------
Total                                                                    30,570,585
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Coach                                            303,300(b)              10,833,876
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (3.5%)
Fastenal                                         511,600                 22,464,356
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $591,791,543)                                                 $  642,353,877
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
BONDS (0.3%)
-----------------------------------------------------------------------------------
                              COUPON          PRINCIPAL
ISSUER                         RATE             AMOUNT                     VALUE(a)

U.S. GOVERNMENT OBLIGATIONS & AGENCIES
Federal Farm Credit Bank
      03-15-06                2.50%         $  2,000,000             $    1,998,310
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,999,422)                                                   $    1,998,310
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $593,790,965)(d)                                              $  644,352,187
===================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 211
--------------------------------------------------------------------------------

RiverSource VP - Strategy Aggressive Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2006, the value of foreign securities represented 1.3% of net assets.

(d) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $593,791,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 71,043,000
      Unrealized depreciation                                       (20,482,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 50,561,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
212 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLES

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Feb. 28, 2006.

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP - Balanced Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,040.00       $3.95(c)          .78%
Hypothetical (5% return before expenses)      $1,000         $1,020.93       $3.91(c)          .78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +4.00% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $3.79 and the hypothetical expenses paid would have been $3.76.

RiverSource VP - Cash Management Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,017.10       $3.65(c)          .73%
Hypothetical (5% return before expenses)      $1,000         $1,021.17       $3.66(c)          .73%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.71% for the six months ended Feb. 28, 2006.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors, approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $3.10 the and the hypothetical expenses paid would have been $3.11.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 213
--------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $  997.40       $4.41(c)          .89%
Hypothetical (5% return before expenses)      $1,000         $1,020.38       $4.46(c)          .89%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of -0.26% for the six months ended Feb. 28, 2006.

(c) Effective as of Dec. 1, 2005, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.83% of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $4.11 and the hypothetical expenses paid would have been $4.16.

RiverSource VP - Diversified Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000          $999.20        $4.11(c)          .83%
Hypothetical (5% return before expenses)      $1,000         $1,020.68       $4.16(c)          .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of -0.08% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $3.77 and the hypothetical expenses paid would have been $3.81.

RiverSource VP - Diversified Equity Income Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,116.80       $4.46(c)          .85%
Hypothetical (5% return before expenses)      $1,000         $1,020.58       $4.26(c)          .85%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +11.68% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $5.04 and the hypothetical expenses paid would have been $4.81.

RiverSource VP - Emerging Markets Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,310.70       $8.65(c)          1.51%
Hypothetical (5% return before expenses)      $1,000         $1,017.31       $7.55(c)          1.51%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +31.07% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $8.59 and the hypothetical expenses paid would have been $7.50.


--------------------------------------------------------------------------------
214 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $  974.80       $5.34(c)          1.09%
Hypothetical (5% return before expenses)      $1,000         $1,019.39       $5.46(c)          1.09%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of -2.52% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $5.04 and the hypothetical expenses paid would have been $5.16.

RiverSource VP - Global Inflation Protected Securities Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,005.20         $3.58           .72%
Hypothetical (5% return before expenses)      $1,000         $1,021.22         $3.61           .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +0.52% for the six months ended Feb. 28, 2006.

RiverSource VP - Growth Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,058.20       $4.44(c)          .87%
Hypothetical (5% return before expenses)      $1,000         $1,020.48       $4.36(c)          .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.82% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $4.59 and the hypothetical expenses paid would have been $4.51.

RiverSource VP - High Yield Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,028.40       $4.27(c)          .85%
Hypothetical (5% return before expenses)      $1,000         $1,020.58       $4.26(c)          .85%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.84% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $4.43 and the hypothetical expenses paid would have been $4.41.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 215
--------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,022.90       $4.92(c)          .98%
Hypothetical (5% return before expenses)      $1,000         $1,019.93       $4.91(c)          .98%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.29% for the six months ended Feb. 28, 2006.

(c) Effective as of Oct. 1, 2005, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.99% of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $4.97 and the hypothetical expenses paid would have been $4.96.

RiverSource VP - International Opportunity Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,160.10       $5.84(c)          1.09%
Hypothetical (5% return before expenses)      $1,000         $1,019.39       $5.46(c)          1.09%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +16.01% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $5.68 and the hypothetical expenses paid would have been $5.31.

RiverSource VP - Large Cap Equity Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,056.20       $4.38(c)          .86%
Hypothetical (5% return before expenses)      $1,000         $1,020.53       $4.31(c)          .86%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.62% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $4.49 and the hypothetical expenses paid would have been $4.41.

RiverSource VP - Large Cap Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,060.20         $5.21           1.02%
Hypothetical (5% return before expenses)      $1,000         $1,019.74         $5.11           1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +6.02% for the six months ended Feb. 28, 2006.


--------------------------------------------------------------------------------
216 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,057.20       $4.44(c)          .87%
Hypothetical (5% return before expenses)      $1,000         $1,020.48       $4.36(c)          .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.72% for the six months ended Feb. 28, 2006.

(c) Effective as of March 18, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.00% of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $5.00 and the hypothetical expenses paid would have been $4.91.

RiverSource VP - Mid Cap Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,102.00         $5.84           1.12%
Hypothetical (5% return before expenses)      $1,000         $1,019.24         $5.61           1.12%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +10.20% for the six months ended Feb. 28, 2006.

RiverSource VP - New Dimensions Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,053.90         $3.56           .70%
Hypothetical (5% return before expenses)      $1,000         $1,021.32         $3.51           .70%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.39% for the six months ended Feb. 28, 2006.

RiverSource VP - S&P 500 Index Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,056.70         $2.55           .50%
Hypothetical (5% return before expenses)      $1,000         $1,022.32         $2.51           .50%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.67% for the six months ended Feb. 28, 2006.

RiverSource VP - Select Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,023.70         $5.42           1.08%
Hypothetical (5% return before expenses)      $1,000         $1,019.44         $5.41           1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.37% for the six months ended Feb. 28, 2006.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 217
--------------------------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,007.80       $4.23(c)          .85%
Hypothetical (5% return before expenses)      $1,000         $1,020.58       $4.26(c)          .85%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +0.78% for the six months ended Feb. 28, 2006.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors, approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $3.78 and the hypothetical expenses paid would have been $3.81.

RiverSource VP - Small Cap Advantage Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,088.60       $6.21(c)          1.20%
Hypothetical (5% return before expenses)      $1,000         $1,018.84       $6.01(c)          1.20%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +8.86% for the six months ended Feb. 28, 2006.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $6.53 and the hypothetical expenses paid would have been $6.31.

RiverSource VP - Small Cap Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,094.20       $6.28(c)          1.21%
Hypothetical (5% return before expenses)      $1,000         $1,018.79       $6.06(c)          1.21%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +9.42% for the six months ended Feb. 28, 2006.

(c) Effective as of Dec. 1, 2005, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.25% of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement and the addition of a new Transfer Agency and Servicing Agreement. If these changes had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $6.18 and the hypothetical expenses paid would have been $5.96.

RiverSource VP - Strategy Aggressive Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                           SEPT. 1, 2005   FEB. 28, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                     $1,000         $1,081.10         $4.39           .85%
Hypothetical (5% return before expenses)      $1,000         $1,020.58         $4.26           .85%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return of +8.11% for the six months ended Feb. 28, 2006.


--------------------------------------------------------------------------------
218 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 219
--------------------------------------------------------------------------------
concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that:

For VP - Balanced, VP - Diversified Bond, VP - Diversified Equity Income, VP - Global Bond, VP - Growth, VP - High Yield Bond and VP - International Opportunity, the Board considered that the Fund's investment performance in 2004 exceeded the median. For VP - Emerging Markets, VP - Short Duration U.S. Government, VP - Small Cap Advantage and VP - Small Cap Value, the Board considered that the Fund's investment performance in 2004 approximated the median. For VP - Large Cap Equity, VP - Mid Cap Growth, and VP - Strategy Aggressive, the Board considered that although the Fund's investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004. For VP - Cash Management, the Board considered that the Fund's investment performance in 2004 was consistent with its peer group. For VP - S&P 500 Index, the Board considered that the Fund's investment performance was at median. For VP - New Dimensions, the Board considered that although the Fund's investment performance in 2004 was below median, Ameriprise Financial had taken steps to address the below median performance. Each of VP - Core Bond, VP - Global Inflation Protected Securities, VP - Income Opportunities, VP - Large Cap Value and VP - Select Value were first launched in 2004. VP - Mid Cap Value was first launched in May 2005.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would increase, decrease or stay the same. For VP - Diversified Equity Income and VP - Mid Cap Growth, the advisory fees under the New IMS Agreement would increase. For VP - Balanced, VP - Cash Management, VP - Core Bond, VP - Diversified Bond, VP - Emerging Markets, VP - Global Bond, VP - Global Inflation Protected Securities, VP - Growth, VP - High Yield Bond, VP - Income Opportunities, VP - International Opportunity, VP - Large Cap Equity, VP - Large Cap Value, VP - Mid Cap Value, VP - S&P 500 Index, VP - Select Value, VP - Short Duration U.S. Government and VP - Small Cap Value, the advisory fees under the New IMS Agreement would decrease. For VP - New Dimensions, VP - Small Cap Advantage and VP - Strategy Aggressive, the advisory fees under the New IMS Agreement would stay the same. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Funds to achieve large-scale growth and thus provide RiverSource with potential economies of scale. The Board also approved to remove the provision of transfer agent services from the New IMS Agreement so that those services are provided under a new transfer agency agreement.


--------------------------------------------------------------------------------
220 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

At a meeting of the Fund's shareholders on Feb. 15, 2006, the shareholders of VP
- New Dimensions approved the merger of the Fund into VP - Large Cap Equity and the shareholders of VP - Strategy Aggressive approved the merger of the Fund into VP - Mid Cap Growth. Both mergers were completed on March 17, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 221
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               2,283,145,063.02        72,974,411.99
   Arne H. Carlson              2,279,111,104.96        77,008,370.05
   Patricia M. Flynn            2,286,681,820.81        69,437,654.20
   Anne P. Jones                2,280,592,374.83        75,527,100.18
   Jeffrey Laikind              2,284,362,067.44        71,757,407.57
   Stephen R. Lewis, Jr.        2,286,085,043.21        70,034,431.80
   Catherine James Paglia       2,286,173,180.47        69,946,294.54
   Vikki L. Pryor               2,286,458,431.51        69,661,043.50
   Alan K. Simpson              2,277,086,886.62        79,032,588.39
   Alison Taunton-Rigby         2,286,067,841.04        70,051,633.97
   William F. Truscott          2,285,157,545.66        70,961,929.35

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,230,799,723.05       71,209,361.49       54,110,390.47             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,246,805,517.05       57,270,813.15       52,043,144.81             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,244,592,158.67       55,355,807.01       56,171,509.33             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,237,391,906.60       61,085,195.87       57,642,372.54             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,248,294,512.22       62,435,096.02       45,389,866.77             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,222,049,319.99       75,336,210.87       58,733,944.15             0.00


--------------------------------------------------------------------------------
222 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                663,141,429.61         20,828,844.99
   Arne H. Carlson               659,267,660.57         24,702,614.03
   Patricia M. Flynn             664,379,294.25         19,590,980.35
   Anne P. Jones                 659,861,580.99         24,108,693.61
   Jeffrey Laikind               660,344,936.66         23,625,337.94
   Stephen R. Lewis, Jr.         664,026,207.47         19,944,067.13
   Catherine James Paglia        664,104,840.77         19,865,433.83
   Vikki L. Pryor                663,122,048.10         20,848,226.50
   Alan K. Simpson               658,085,514.71         25,884,759.89
   Alison Taunton-Rigby          664,065,904.29         19,904,370.31
   William F. Truscott           664,112,404.55         19,857,870.05

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        648,765,645.65        20,454,402.90       14,750,226.05             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        648,322,372.18        21,263,295.61       14,384,606.81             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        649,203,742.21        21,182,661.57       13,583,870.82             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        644,678,378.88        25,894,116.96       13,397,778.76             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        645,239,043.58        26,160,992.22       12,570,238.80             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        640,304,085.83        29,978,537.40       13,687,651.37             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 223
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                41,574,647.56          1,045,756.46
   Arne H. Carlson               41,552,909.20          1,067,494.82
   Patricia M. Flynn             41,633,579.46            986,824.56
   Anne P. Jones                 41,633,579.46            986,824.56
   Jeffrey Laikind               41,633,579.46            986,824.56
   Stephen R. Lewis, Jr.         41,633,579.46            986,824.56
   Catherine James Paglia        41,633,579.46            986,824.56
   Vikki L. Pryor                41,631,677.93            988,726.09
   Alan K. Simpson               41,355,412.90          1,264,991.12
   Alison Taunton-Rigby          41,633,579.46            986,824.56
   William F. Truscott           41,337,361.10          1,283,042.92

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         41,234,275.66         323,033.71          1,063,094.65             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         41,477,898.24         239,721.24           902,784.54              0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         40,975,896.50         761,064.34           883,443.18              0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         41,088,577.54         822,064.61           709,761.87              0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         40,917,920.69         781,515.89           920,967.44              0.00


--------------------------------------------------------------------------------
224 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               1,824,236,275.51        46,606,266.35
   Arne H. Carlson              1,820,334,444.01        50,508,097.85
   Patricia M. Flynn            1,825,048,168.21        45,794,373.65
   Anne P. Jones                1,821,461,552.45        49,380,989.41
   Jeffrey Laikind              1,822,577,427.25        48,265,114.61
   Stephen R. Lewis, Jr.        1,823,482,969.70        47,359,572.00
   Catherine James Paglia       1,824,062,677.07        46,779,864.79
   Vikki L. Pryor               1,824,941,028.76        45,901,513.10
   Alan K. Simpson              1,817,483,740.62        53,358,801.24
   Alison Taunton-Rigby         1,823,653,470.24        47,189,071.62
   William F. Truscott          1,824,617,363.91        46,225,177.95

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,783,923,492.76       47,454,637.47       39,464,411.63             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,795,910,068.03       35,394,656.28       39,537,817.55             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,794,160,129.55       37,387,563.40       39,294,848.91             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,787,319,984.96       43,251,610.51       40,270,946.39             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,791,169,364.42       45,608,161.43       34,065,016.01             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,776,781,233.14       52,537,989.16       41,523,319.56             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 225
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               1,949,041,681.05        54,381,453.74
   Arne H. Carlson              1,943,460,483.47        59,962,651.32
   Patricia M. Flynn            1,950,815,900.70        52,607,234.09
   Anne P. Jones                1,944,271,201.22        59,151,933.57
   Jeffrey Laikind              1,946,958,442.67        56,464,692.12
   Stephen R. Lewis, Jr.        1,949,252,700.95        54,170,433.84
   Catherine James Paglia       1,950,532,823.93        52,890,310.86
   Vikki L. Pryor               1,950,871,995.70        52,551,139.09
   Alan K. Simpson              1,940,110,644.09        63,312,490.70
   Alison Taunton-Rigby         1,950,024,160.95        53,398,973.84
   William F. Truscott          1,949,789,197.85        53,633,936.94

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,915,796,282.43       55,272,929.07       32,353,923.29             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,921,146,114.87       47,713,130.35       34,563,889.57             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,921,103,337.89       47,356,647.67       34,963,149.23             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,915,276,499.37       53,530,126.57       34,616,508.85             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,918,400,213.10       56,577,867.12       28,445,054.57             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,900,915,269.43       65,131,047.84       37,376,817.52             0.00


--------------------------------------------------------------------------------
226 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                276,851,373.92         7,298,877.77
   Arne H. Carlson               276,511,870.71         7,638,380.98
   Patricia M. Flynn             276,964,248.08         7,186,003.61
   Anne P. Jones                 276,635,930.91         7,514,320.78
   Jeffrey Laikind               276,790,693.05         7,359,558.64
   Stephen R. Lewis, Jr.         276,910,463.77         7,239,787.92
   Catherine James Paglia        276,453,387.47         7,696,864.22
   Vikki L. Pryor                276,997,182.47         7,153,069.22
   Alan K. Simpson               275,384,752.81         8,765,498.88
   Alison Taunton-Rigby          276,841,108.94         7,309,142.75
   William F. Truscott           277,037,433.04         7,112,818.65

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        272,014,409.95        7,986,348.28         4,149,493.46             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        273,964,329.30        5,715,294.88         4,470,627.51             0.00

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        273,588,190.80        6,015,058.01         4,547,002.88             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        273,708,179.24        5,752,256.90         4,689,815.55             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        272,646,108.43        7,010,926.72         4,493,216.54             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        272,717,951.24        8,152,700.73         3,279,599.72             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        270,885,507.78        8,372,502.81         4,892,241.10             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 227
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                571,616,160.10         15,258,767.53
   Arne H. Carlson               569,594,661.22         17,280,266.41
   Patricia M. Flynn             571,921,711.18         14,953,216.45
   Anne P. Jones                 570,199,825.02         16,675,102.61
   Jeffrey Laikind               571,116,655.74         15,758,271.89
   Stephen R. Lewis, Jr.         571,130,220.53         15,744,707.10
   Catherine James Paglia        571,497,937.21         15,376,990.42
   Vikki L. Pryor                571,992,493.57         14,882,434.06
   Alan K. Simpson               568,374,751.18         18,500,176.45
   Alison Taunton-Rigby          571,601,422.15         15,273,505.48
   William F. Truscott           571,740,035.29         15,134,892.34

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        561,102,110.58        16,329,030.89        9,443,786.16             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        564,729,675.73        13,105,771.40        9,039,480.50             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        561,449,093.20        15,747,651.19        9,678,183.24             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        559,377,711.59        18,100,182.53        9,397,033.51             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        555,998,744.81        20,026,127.32       10,850,055.50             0.00


--------------------------------------------------------------------------------
228 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                186,291,739.02         3,751,699.00
   Arne H. Carlson               186,246,445.62         3,796,992.40
   Patricia M. Flynn             186,327,219.09         3,716,218.93
   Anne P. Jones                 186,055,661.96         3,987,776.06
   Jeffrey Laikind               186,473,377.87         3,570,060.15
   Stephen R. Lewis, Jr.         186,592,966.98         3,450,471.04
   Catherine James Paglia        186,365,263.59         3,678,174.43
   Vikki L. Pryor                186,313,963.68         3,729,474.34
   Alan K. Simpson               185,835,235.64         4,208,202.38
   Alison Taunton-Rigby          186,348,727.38         3,694,710.64
   William F. Truscott           186,566,145.42         3,477,292.60

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        182,960,930.93        5,005,643.33         2,076,863.76             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        183,822,974.49        3,932,446.05         2,288,017.48             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        183,022,212.80        4,876,146.02         2,145,079.20             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        182,059,055.13        5,050,834.96         2,933,547.93             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 229
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                528,057,932.89         13,320,413.62
   Arne H. Carlson               526,747,600.30         14,630,746.21
   Patricia M. Flynn             528,052,990.56         13,325,355.95
   Anne P. Jones                 526,751,661.69         14,626,684.82
   Jeffrey Laikind               527,130,273.04         14,248,073.47
   Stephen R. Lewis, Jr.         527,773,263.70         13,605,082.81
   Catherine James Paglia        527,981,036.87         13,397,309.64
   Vikki L. Pryor                528,082,178.68         13,296,167.83
   Alan K. Simpson               525,968,530.14         15,409,816.37
   Alison Taunton-Rigby          527,627,651.65         13,750,694.86
   William F. Truscott           527,883,090.41         13,495,256.10

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        519,418,032.08        13,632,053.92        8,328,260.51             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        522,303,220.00        10,552,394.29        8,522,732.22             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        521,480,554.32        10,957,148.18        8,940,644.01             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        519,357,149.01        12,979,931.88        9,041,265.62             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        520,057,110.56        14,120,621.43        7,200,614.52             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        516,892,461.73        15,472,013.26        9,013,871.52             0.00


--------------------------------------------------------------------------------
230 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               1,197,069,732.76        30,991,828.08
   Arne H. Carlson              1,194,438,068.25        33,623,492.59
   Patricia M. Flynn            1,197,994,565.92        30,066,994.92
   Anne P. Jones                1,195,822,741.98        32,238,818.86
   Jeffrey Laikind              1,196,381,088.93        31,680,471.91
   Stephen R. Lewis, Jr.        1,197,326,394.56        30,735,166.28
   Catherine James Paglia       1,197,615,574.60        30,445,986.24
   Vikki L. Pryor               1,198,206,845.26        29,854,715.58
   Alan K. Simpson              1,193,155,115.80        34,906,445.04
   Alison Taunton-Rigby         1,197,706,813.57        30,354,747.27
   William F. Truscott          1,197,683,158.53        30,378,402.31

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,174,499,298.44       30,979,935.88       22,582,326.52             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,181,307,714.52       22,626,052.51       24,127,793.81             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,177,317,906.67       26,548,712.04       24,194,942.13             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,173,552,834.41       30,971,976.56       23,536,749.87             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,174,572,732.45       32,952,377.58       20,536,450.81             0.00

BORROWING


                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,166,323,268.42       35,932,847.28       25,805,445.14             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 231
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                61,406,725.97          1,755,037.62
   Arne H. Carlson               61,278,931.54          1,882,832.05
   Patricia M. Flynn             61,460,169.24          1,701,594.35
   Anne P. Jones                 61,317,567.99          1,844,195.60
   Jeffrey Laikind               61,378,624.58          1,783,139.01
   Stephen R. Lewis, Jr.         61,505,824.69          1,655,938.90
   Catherine James Paglia        61,465,180.83          1,696,582.76
   Vikki L. Pryor                61,449,203.71          1,712,559.88
   Alan K. Simpson               61,289,907.49          1,871,856.10
   Alison Taunton-Rigby          61,465,180.83          1,696,582.76
   William F. Truscott           61,482,380.07          1,679,383.52

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         60,331,011.62        1,790,499.70         1,040,252.27             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         60,854,005.65        1,228,306.18         1,079,451.76             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         60,623,691.76        1,361,720.03         1,176,351.80             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         60,658,027.84        1,329,241.59         1,174,494.16             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         60,460,501.12        1,453,380.10         1,247,882.37             0.00


--------------------------------------------------------------------------------
232 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               1,201,134,196.61        38,021,279.30
   Arne H. Carlson              1,197,800,856.47        41,354,619.44
   Patricia M. Flynn            1,201,971,297.70        37,184,178.21
   Anne P. Jones                1,199,002,807.77        40,152,668.14
   Jeffrey Laikind              1,199,545,716.44        39,609,759.47
   Stephen R. Lewis, Jr.        1,200,042,025.06        39,113,450.85
   Catherine James Paglia       1,201,473,348.29        37,682,127.62
   Vikki L. Pryor               1,201,772,289.07        37,383,186.84
   Alan K. Simpson              1,195,057,820.84        44,097,655.07
   Alison Taunton-Rigby         1,201,135,792.96        38,019,682.95
   William F. Truscott          1,200,784,029.91        38,371,446.00

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,174,919,271.96       37,918,717.84       26,317,486.11             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,183,585,773.43       28,595,391.73       26,974,310.75             0.00

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,184,196,955.16       26,840,205.00       28,118,315.75             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION


                          AFFIRMATIVE           AGAINST              ABSTAIN          BROKER NON-VOTES
                       1,179,489,933.10      30,852,231.36        28,813,311.45             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE           AGAINST              ABSTAIN          BROKER NON-VOTES
                       1,176,525,536.77      34,379,477.28        28,250,461.86             0.00

LENDING

                          AFFIRMATIVE           AGAINST              ABSTAIN          BROKER NON-VOTES
                       1,182,197,867.95      35,477,500.62        21,480,107.34             0.00

BORROWING

                          AFFIRMATIVE           AGAINST              ABSTAIN          BROKER NON-VOTES
                       1,169,685,314.04      41,154,841.31        28,315,320.56             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 233
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               2,483,709,606.01        75,292,425.37
   Arne H. Carlson              2,478,447,199.60        80,554,831.78
   Patricia M. Flynn            2,485,146,930.87        73,855,100.51
   Anne P. Jones                2,478,456,560.65        80,545,470.73
   Jeffrey Laikind              2,482,101,735.62        76,900,295.76
   Stephen R. Lewis, Jr.        2,483,294,041.97        75,707,989.41
   Catherine James Paglia       2,483,550,692.37        75,451,339.01
   Vikki L. Pryor               2,484,723,002.18        74,279,029.20
   Alan K. Simpson              2,473,102,078.82        85,899,952.56
   Alison Taunton-Rigby         2,483,189,457.71        75,812,573.67
   William F. Truscott          2,485,871,366.73        73,130,664.65

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,414,566,384.29       91,047,350.07       53,388,297.02             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,441,761,446.78       60,665,255.05       56,575,329.55             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,437,108,275.60       65,326,352.86       56,567,402.92             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,431,294,135.49       73,602,942.81       54,104,953.08             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,443,266,097.85       70,473,236.39       45,262,697.14             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       2,420,429,396.35       79,420,612.46       59,152,022.57             0.00


--------------------------------------------------------------------------------
234 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                13,324,963.73            58,310.49
   Arne H. Carlson               13,324,963.73            58,310.49
   Patricia M. Flynn             13,324,963.73            58,310.49
   Anne P. Jones                 13,324,963.73            58,310.49
   Jeffrey Laikind               13,324,963.73            58,310.49
   Stephen R. Lewis, Jr.         13,324,963.73            58,310.49
   Catherine James Paglia        13,324,963.73            58,310.49
   Vikki L. Pryor                13,324,963.73            58,310.49
   Alan K. Simpson               13,324,963.73            58,310.49
   Alison Taunton-Rigby          13,324,963.73            58,310.49
   William F. Truscott           13,324,963.73            58,310.49

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,116,263.05          93,032.89           173,978.28              0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         12,941,901.31         267,394.63           173,978.28              0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,202,556.45          7,677.32            173,040.45              0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,273,267.48          50,304.90           59,701.84               0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         12,935,524.66         274,709.11           173,040.45              0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 235
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                255,203,414.61         8,009,692.04
   Arne H. Carlson               254,499,319.21         8,713,787.44
   Patricia M. Flynn             255,218,842.11         7,994,264.54
   Anne P. Jones                 254,496,486.95         8,716,619.70
   Jeffrey Laikind               254,904,674.96         8,308,431.69
   Stephen R. Lewis, Jr.         255,086,493.15         8,126,613.50
   Catherine James Paglia        255,102,333.98         8,110,772.67
   Vikki L. Pryor                255,223,644.66         7,989,461.99
   Alan K. Simpson               253,954,247.17         9,258,859.48
   Alison Taunton-Rigby          254,954,485.42         8,258,621.23
   William F. Truscott           255,076,936.01         8,136,170.64

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        250,478,755.97        7,347,618.04         5,386,732.64             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        251,432,812.78        6,546,920.72         5,233,373.15             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        249,542,985.96        8,133,700.42         5,536,420.27             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        248,821,337.63        8,595,295.43         5,796,473.59             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        250,338,444.34        8,377,730.85         4,496,931.46             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        247,984,299.56        9,235,248.94         5,993,558.15             0.00


--------------------------------------------------------------------------------
236 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                14,055,961.94           336,777.60
   Arne H. Carlson               14,044,277.94           348,461.60
   Patricia M. Flynn             14,055,961.94           336,777.60
   Anne P. Jones                 14,055,961.94           336,777.60
   Jeffrey Laikind               14,044,277.94           348,461.60
   Stephen R. Lewis, Jr.         14,044,277.94           348,461.60
   Catherine James Paglia        14,055,961.94           336,777.60
   Vikki L. Pryor                14,055,961.94           336,777.60
   Alan K. Simpson               14,027,637.60           365,101.94
   Alison Taunton-Rigby          14,044,277.94           348,461.60
   William F. Truscott           14,044,277.94           348,461.60

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,818,815.63         369,876.42           204,047.49              0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,996,419.17         138,119.83           258,200.54              0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,914,715.22         213,090.53           264,933.79              0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,933,876.97         215,436.99           243,425.58              0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         13,787,147.23         272,938.94           332,653.37              0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 237
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - NEW DIMENSIONS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,849,015,736.72       65,650,586.64       69,850,558.14             0.00

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz               1,897,174,343.48        87,342,538.02
   Arne H. Carlson              1,892,681,830.48        91,835,051.02
   Patricia M. Flynn            1,899,349,651.21        85,167,230.29
   Anne P. Jones                1,894,418,486.12        90,098,395.38
   Jeffrey Laikind              1,895,329,950.46        89,186,931.04
   Stephen R. Lewis, Jr.        1,897,398,363.50        87,118,518.00
   Catherine James Paglia       1,897,858,066.96        86,658,814.54
   Vikki L. Pryor               1,897,822,683.02        86,694,198.48
   Alan K. Simpson              1,888,647,414.56        95,869,466.94
   Alison Taunton-Rigby         1,896,689,568.96        87,827,312.54
   William F. Truscott          1,897,055,174.84        87,461,706.66

APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,837,924,351.08       73,345,839.14       73,246,691.28             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                       1,842,142,481.45       67,864,278.35       74,510,121.70             0.00


--------------------------------------------------------------------------------
238 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                369,800,743.48         12,729,009.43
   Arne H. Carlson               368,994,186.77         13,535,566.14
   Patricia M. Flynn             370,038,598.03         12,491,154.88
   Anne P. Jones                 369,330,919.57         13,198,833.34
   Jeffrey Laikind               369,705,565.28         12,824,187.63
   Stephen R. Lewis, Jr.         370,093,370.62         12,436,382.29
   Catherine James Paglia        370,053,733.80         12,476,019.11
   Vikki L. Pryor                370,095,353.53         12,434,399.38
   Alan K. Simpson               368,396,927.46         14,132,825.45
   Alison Taunton-Rigby          370,089,820.54         12,439,932.37
   William F. Truscott           369,857,834.09         12,671,918.82

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        361,632,122.96        12,710,481.65        8,187,148.30             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        364,517,569.91        10,226,899.05        7,785,283.95             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        362,682,551.15        12,530,589.45        7,316,612.31             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        360,952,682.98        13,384,753.65        8,192,316.28             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 239
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SELECT VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                21,462,848.38           601,054.81
   Arne H. Carlson               21,461,453.11           602,450.08
   Patricia M. Flynn             21,462,848.38           601,054.81
   Anne P. Jones                 21,462,848.38           601,054.81
   Jeffrey Laikind               21,454,552.32           609,350.87
   Stephen R. Lewis, Jr.         21,403,592.38           660,310.81
   Catherine James Paglia        21,462,848.38           601,054.81
   Vikki L. Pryor                21,395,296.32           668,606.87
   Alan K. Simpson               21,462,848.38           601,054.81
   Alison Taunton-Rigby          21,462,848.38           601,054.81
   William F. Truscott           21,375,104.68           688,798.51

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         21,240,190.32         427,102.25           396,610.62              0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         21,330,932.29         311,083.18           421,887.72              0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         21,196,570.64         443,126.96           424,205.59              0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         21,139,993.84         530,426.16           393,483.19              0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                         20,899,668.25         740,029.35           424,205.59              0.00


--------------------------------------------------------------------------------
240 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                464,805,642.60         13,915,998.75
   Arne H. Carlson               463,866,738.17         14,854,903.18
   Patricia M. Flynn             465,713,773.29         13,007,868.06
   Anne P. Jones                 464,838,659.85         13,882,981.50
   Jeffrey Laikind               465,748,175.23         12,973,466.12
   Stephen R. Lewis, Jr.         465,593,814.88         13,127,826.47
   Catherine James Paglia        465,675,623.22         13,046,018.13
   Vikki L. Pryor                465,748,584.65         12,973,056.70
   Alan K. Simpson               462,969,012.79         15,752,628.56
   Alison Taunton-Rigby          465,644,357.33         13,077,284.02
   William F. Truscott           466,083,593.99         12,638,047.36

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        454,962,687.84        15,272,781.41        8,486,172.10             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        459,311,735.53        10,224,357.47        9,185,548.35             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        457,695,726.21        12,493,725.22        8,532,189.92             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        456,108,616.87        12,497,631.25       10,115,393.23             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        456,007,308.77        14,742,935.51        7,971,397.07             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        452,933,712.37        15,642,464.63       10,145,464.35             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 241
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                228,140,880.11         7,455,519.08
   Arne H. Carlson               227,740,327.26         7,856,071.93
   Patricia M. Flynn             228,437,608.48         7,158,790.71
   Anne P. Jones                 227,826,391.12         7,770,008.07
   Jeffrey Laikind               228,356,429.27         7,239,969.92
   Stephen R. Lewis, Jr.         228,150,029.67         7,446,369.52
   Catherine James Paglia        228,253,864.32         7,342,534.87
   Vikki L. Pryor                228,424,725.20         7,171,673.99
   Alan K. Simpson               227,257,630.67         8,338,768.52
   Alison Taunton-Rigby          228,158,394.23         7,438,004.96
   William F. Truscott           228,292,936.93         7,303,462.26

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        224,321,481.67        6,060,917.13         5,214,000.39             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        225,144,107.80        5,095,530.22         5,356,761.17             0.00

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND KENWOOD CAPITAL MANAGEMENT LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        224,133,726.11        5,553,438.37         5,909,234.71             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        224,798,440.10        5,295,473.22         5,502,485.87             0.00

TEN PERCENT LIMITATION IN SINGLE ISSUER

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        223,849,982.55        6,167,035.36         5,579,381.28             0.00

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        224,373,586.11        6,340,384.13         4,882,428.95             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        222,473,611.83        7,390,201.71         5,732,585.65             0.00


--------------------------------------------------------------------------------
242 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                465,672,993.88         10,084,205.39
   Arne H. Carlson               465,337,511.16         10,419,688.11
   Patricia M. Flynn             466,070,846.78         9,686,352.49
   Anne P. Jones                 465,043,869.08         10,713,330.19
   Jeffrey Laikind               465,104,650.83         10,652,548.44
   Stephen R. Lewis, Jr.         465,804,527.94         9,952,671.33
   Catherine James Paglia        465,607,908.04         10,149,291.23
   Vikki L. Pryor                466,018,538.20         9,738,661.07
   Alan K. Simpson               464,472,225.52         11,284,973.75
   Alison Taunton-Rigby          465,725,450.79         10,031,748.48
   William F. Truscott           465,623,358.20         10,133,841.07

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        454,823,462.34        12,322,522.31        8,611,214.62             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        458,190,143.81        9,050,425.64         8,516,629.82             0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        454,054,280.71        12,918,765.65        8,784,152.91             0.00

BORROWING

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        451,110,263.75        14,044,828.64       10,602,106.88             0.00


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT 243
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        635,574,201.54        19,406,173.83       16,586,274.11             0.00

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE             WITHHOLD
   Kathleen Blatz                648,276,514.93         23,290,134.55
   Arne H. Carlson               645,719,654.01         25,846,995.47
   Patricia M. Flynn             649,242,808.85         22,323,840.63
   Anne P. Jones                 647,025,911.37         24,540,738.11
   Jeffrey Laikind               646,904,820.16         24,661,829.32
   Stephen R. Lewis, Jr.         648,169,765.33         23,396,884.15
   Catherine James Paglia        648,332,173.69         23,234,475.79
   Vikki L. Pryor                648,770,307.29         22,796,342.19
   Alan K. Simpson               644,845,270.22         26,721,379.26
   Alison Taunton-Rigby          648,179,495.97         23,387,153.51
   William F. Truscott           648,398,710.46         23,167,939.02

APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        630,142,175.34        23,518,310.06       17,906,164.08             0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                          AFFIRMATIVE            AGAINST             ABSTAIN          BROKER NON-VOTES
                        632,765,051.57        20,774,121.70       18,027,476.21             0.00


--------------------------------------------------------------------------------
244 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource Variable Portfolio Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by IDS Life Insurance Company. Member NASD. Insurance and Annuities are issued by IDS Life Insurance Company. S-6462 Y (4/06)


S-6462 Y (4/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Variable Portfolio - Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 3, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 3, 2006